--------------------------------------------------------------------------------

PROSPECTUS                       GOLDMAN SACHS
January 1, 1998, as revised
                          ASSET ALLOCATION PORTFOLIOS
September 1, 1998           CLASS A, B AND C SHARES

  The Goldman Sachs Asset Allocation Portfolios (the "Portfolios") are professionally-managed portfolios designed to take advantage of the benefits of asset allocation. Each Portfolio has a separate objective, which it seeks to achieve by investing in a number of other Goldman Sachs mutual funds (the "Underlying Funds").

GOLDMAN SACHS INCOME STRATEGY PORTFOLIO
  Seeks a high level of current income with greater stability of principal than an investment in equity securities alone.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  Seeks long-term capital appreciation and current income.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation and secondarily current income.

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM and its affiliates also provide advisory services to the Underlying Funds. GSAM is also referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as the Portfolios' distributor and transfer agent.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Portfolios that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated January 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Portfolios which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Portfolio Highlights................   2
Fees and Expenses...................   6
Investment Objectives and Policies..   9
Risk Factors and Special
 Considerations.....................  10
Description of Underlying Funds.....  11
Management..........................  19
Expenses............................  22
Reports to Shareholders.............  23
How to Invest.......................  24
Services Available to Shareholders..  30

                                                                PAGE
                                                                ----
                         Distribution and Service Plans........  33
                         How to Sell Shares of the Portfolios..  34
                         Dividends.............................  35
                         Net Asset Value.......................  36
                         Performance Information...............  36
                         Shares of the Trust...................  37
                         Taxation..............................  38
                         Additional Information................  39
                         Appendix A............................ A-1
                         Appendix B............................ B-1
                         Account Application

                              PORTFOLIO HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment portfolios (commonly known as mutual funds). Each Portfolio pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Portfolio's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

    Each Portfolio has distinct investment objectives and policies. Each Portfolio seeks to achieve its objectives by investing in a combination of Underlying Funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter. Some of these Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerances and financial circumstances. For a further description of the Portfolios' investment objectives and policies, see "Investment Objectives and Policies."

--------------------------------------------------------------------------------

   PORTFOLIO NAMES   INVESTMENT OBJECTIVES               INVESTMENT CRITERIA
  ----------------  ------------------------ -------------------------------------------
  GOLDMAN SACHS     High level of current    Under normal conditions, approximately 60%
  INCOME STRATEGY   income with greater      of the Portfolio's total assets will be
  PORTFOLIO         stability of principal   allocated among Underlying Fixed-Income
                    than an investment in    Funds. Allocation to Underlying Equity
                    equity securities alone. Funds is intended to add diversification and enhance returns, but will also add some
                                             volatility.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Long-term capital        Under normal conditions, approximately 60%
  GROWTH AND        appreciation and current of the Portfolio's total assets will be
  INCOME STRATEGY   income.                  allocated among Underlying Equity Funds,
  PORTFOLIO                                  which are intended to provide the capital
                                             appreciation component. Allocation to
                                             Underlying Fixed-Income Funds is intended
                                             to provide the income component.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation and Under normal conditions, approximately 80%
  GROWTH STRATEGY   secondarily current      of the Portfolio's total assets will be
  PORTFOLIO         income.                  allocated among Underlying Equity Funds,
                                             with a blend of domestic large cap, small
                                             cap and international exposure to seek
                                             capital appreciation. Allocation to
                                             Underlying Fixed-Income Funds is to provide
                                             diversification.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation.    Under normal conditions, substantially all
  AGGRESSIVE                                 of the Portfolio's total assets will be
  GROWTH STRATEGY                            allocated among Underlying Equity Funds,
  PORTFOLIO                                  with a greater focus on small cap and
                                             international investments.

  WHAT IS GOLDMAN SACHS ASSET MANAGEMENT'S GLOBAL ASSET ALLOCATION
 PROCESS?

   The Quantitative Research Group at GSAM uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. GSAM's models use financial and economic variables to capture fundamental relationships that it believes make sense. While GSAM's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

   Each Portfolio starts with a "base-line" or strategic allocation among the various asset classes. GSAM will then tactically deviate from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocations of a given portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, GSAM's risk control process balances the amount any asset class can be overweighted or underweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. GSAM employs Goldman, Sachs & Co.'s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecasts with economic equilibrium in seeking to construct risk-controlled portfolios.

  WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   The Portfolios are intended as an efficient and cost-effective method of giving investors access to four different portfolio mixes. The risk/return balance of each Portfolio is varied by the proportion of assets allocated to the different kinds of investments. For example, the Aggressive Growth Strategy Portfolio intends to invest substantially all of its assets in Underlying Funds that invest in equity securities. An investor seeking capital appreciation potential, with a longer time horizon and a tolerance for volatility, might choose this Portfolio. Conversely, an investor seeking a balance of income and growth, with a shorter time horizon and less tolerance for volatility, might choose the Income Strategy Portfolio or Growth and Income Strategy Portfolio, which invest a larger portion of their assets in Underlying Funds that invest in fixed income securities.

   Because the assets of each Portfolio are invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of a Portfolio to meet its investment objective is, therefore, also directly related to the ability of the Underlying Funds held to meet their objectives, as well as the allocation among those Underlying Funds by the Investment Adviser.

   The value of the Underlying Funds' investments, and the net asset values ("NAV") of the Shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. An Underlying Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques. In addition, investments by certain Underlying Funds in foreign issuers, currencies, real estate investment trusts and small market capitalization companies will expose those Funds to a higher degree of risk and price volatility. These investments include securities of issuers located in countries in Asia, Latin America, Eastern Europe and Africa whose economies or securities markets are considered not to be fully developed ("Emerging Countries"). Some Underlying Funds may also invest in non-investment grade fixed-income securities

(commonly referred to as "junk bonds"), which are considered to be speculative by traditional investment standards.

  An investor in the Portfolios should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through the Portfolios, an investor will incur not only a proportionate share of the expenses of the Underlying Funds (including operating costs and investment management fees), but also expenses of the Portfolios. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor.

  For a further description of the risks involved in an investment in the Portfolios and the Underlying Funds, see "Risk Factors and Special Considerations" and Appendix A to this Prospectus.

 WHO MANAGES THE PORTFOLIOS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE PORTFOLIOS' SHARES?


  Goldman Sachs acts as distributor of each Portfolio's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?


                                                                 MINIMUM
                                                           --------------------
                                                           INITIAL
                                                           PURCHASE ADDITIONAL
TYPE OF PURCHASE                                            AMOUNT  INVESTMENTS
----------------                                           -------- -----------
Regular Purchases.........................................  $1,000      $50
Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
 Education IRAs) and UGMA/UTMA Purchases..................  $  250      $50
SIMPLE IRAs and Education IRAs............................  $   50      $50
Automatic Investment Plan.................................  $   50      $50
403(b) Plans..............................................  $  200      $50

  For further information, see "How to Invest--How to Buy Shares of the Portfolios" on page 25.

 HOW DO I PURCHASE SHARES?

  You may purchase Shares of the Portfolios through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have agreements with Goldman Sachs relating to the sale of Shares ("Authorized Dealers"). See "How to Invest" on page 24.

 WHAT ARE MY PURCHASE ALTERNATIVES?

  The Portfolios offer three classes of Shares through this Prospectus. These shares may be purchased at the investor's choice, at a price equal to their next determined NAV (i) plus an initial sales charge imposed at the time of purchase ("Class A Shares"), (ii) with a contingent deferred sales charge ("CDSC") imposed on redemptions within six years of purchase ("Class B Shares") or (iii) without any initial sales charge or CDSC, as long as Shares are held for one year or more ("Class C Shares"). Direct purchases of $1 million or more of Class A Shares will be sold without an initial sales charge and may be subject to a CDSC at the time of certain redemptions.

                            MAXIMUM INITIAL                   MAXIMUM CONTINGENT
   ALL FUNDS                 SALES CHARGE                   DEFERRED SALES CHARGE
   ---------                ---------------                 ---------------------
   Class A.................      5.5%                            (See above)
   Class B.................       N/A                 5% declining to 0% after six years
   Class C.................       N/A       1% if shares are redeemed within 12 months of purchase

  Over time, the CDSC and distribution and service fees attributable to Class B or Class C Shares will exceed the initial sales charge and the distribution and service fees attributable to Class A Shares. Class B Shares convert to Class A Shares, which are subject to lower distribution and service fees, eight years after initial purchase. Class C Shares, which are subject to the same distribution and service fees as Class B Shares, do not convert to Class A Shares and are subject to the higher distribution and service fees indefinitely. See "How to Invest--Alternative Purchase Arrangements" on page 24.

 HOW DO I SELL MY SHARES?

  You may redeem Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC sales charge. See "How to Sell Shares of the Portfolios."
 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
PORTFOLIO                                   DECLARED AND PAID      DISTRIBUTIONS
---------                              --------------------------- -------------
Income Strategy.......................            Monthly            Annually
Growth and Income Strategy............          Quarterly            Annually
Growth Strategy.......................          Quarterly            Annually
Aggressive Growth Strategy............           Annually            Annually

  You may receive dividends and distributions in additional Shares of the same Class of the Portfolio in which you have invested or you may elect to receive them in cash, Shares of the same Class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Portfolio (the "ILA Portfolios"). For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                           (CLASS A, B AND C SHARES)

                                                              GROWTH AND
                           INCOME STRATEGY                  INCOME STRATEGY                  GROWTH STRATEGY
                              PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                       -----------------------------    -----------------------------    -----------------------------
                       CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                       -------    -------    -------    -------    -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on
  Purchases..........    5.5%/1/   None       None        5.5%/1/   None       None        5.5%/1/   None       None
 Maximum Sales Charge
  Imposed on
  Reinvested
  Dividends..........   None       None       None       None       None       None       None       None       None
 Maximum Deferred
  Sales Charge.......   None/1/     5.0%/2/    1.0%/3/   None/1/     5.0%/2/    1.0%/3/   None/1/     5.0%/2/    1.0%/3/
 Redemption Fees/4/..   None       None       None       None       None       None       None       None       None
 Exchange Fees/4/....   None       None       None       None       None       None       None       None       None
ANNUAL FUND OPERATING
 EXPENSES:
 (as a percentage of
  average daily net
  assets)/5/
 Management Fees (for
  asset allocation)
  (after applicable
  limitations)/6/....   0.15%      0.15%      0.15%      0.15%      0.15%      0.15%      0.15%      0.15%      0.15%
 Distribution and
  Service Fees.......   0.25%      1.00%      1.00%      0.25%      1.00%      1.00%      0.25%      1.00%      1.00%
                        ----       ----       ----       ----       ----       ----       ----       ----       ----
Other Expenses:
 Other Expenses
  (after applicable
  limitations)/7/....   0.19%      0.19%      0.19%      0.19%      0.19%      0.19%      0.19%      0.19%      0.19%
Underlying Fund
 Expenses/5/.........   0.69%      0.69%      0.69%      0.79%      0.79%      0.79%      0.84%      0.84%      0.84%
                        ----       ----       ----       ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING
 EXPENSES............   1.28%      2.03%      2.03%      1.38%      2.13%      2.13%      1.43%      2.18%      2.18%
                        ====       ====       ====       ====       ====       ====       ====       ====       ====
                             AGGRESSIVE
                           GROWTH STRATEGY
                              PORTFOLIO
                       --------------------------------
                       CLASS A    CLASS B    CLASS C
                       ---------- ---------- ----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on
  Purchases..........    5.5%/1/   None       None
 Maximum Sales Charge
  Imposed on
  Reinvested
  Dividends..........   None       None       None
 Maximum Deferred
  Sales Charge.......   None/1/     5.0%/2/    1.0%/3/
 Redemption Fees/4/..   None       None       None
 Exchange Fees/4/....   None       None       None
ANNUAL FUND OPERATING
 EXPENSES:
 (as a percentage of
  average daily net
  assets)/5/
 Management Fees (for
  asset allocation)
  (after applicable
  limitations)/6/....   0.15%      0.15%      0.15%
 Distribution and
  Service Fees.......   0.25%      1.00%      1.00%
                       ---------- ---------- ----------
Other Expenses:
 Other Expenses
  (after applicable
  limitations)/7/....   0.19%      0.19%      0.19%
Underlying Fund
 Expenses/5/.........   0.90%      0.90%      0.90%
                       ---------- ---------- ----------
TOTAL FUND OPERATING
 EXPENSES............   1.49%      2.24%      2.24%
                       ========== ========== ==========

------
/1/As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. A CDSC of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price--Class A Shares."
/2/A CDSC is imposed upon shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. See "How to Invest--Offering Price--Class B Shares."
/3/A CDSC of 1.00% is imposed on shares redeemed within 12 months of purchase.
   See "How to Invest--Offering Price--Class C Shares."
/4/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."
/5/The Portfolio's annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998. Underlying Fund expenses for each Portfolio are based upon the strategic allocation of each Portfolio's investment in the Underlying Funds and upon the total operating expenses of the Underlying Funds as in effect on September 1, 1998. Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds. For additional information on the total operating expenses of each Underlying Fund, please refer to "Expenses."
/6/The Investment Adviser has voluntarily agreed that a portion of the management fees would not be imposed on the Portfolios equal to 0.20%. Without such limitation, management fees would be 0.35% of each Portfolio's average daily net assets.
/7/The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding asset allocation, distribution and service fees, transfer agency fees (equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares), taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) for each Portfolio to the extent such expenses exceed 0.00% of the Portfolio's average daily net assets.
/8/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of the Portfolios would be as set forth below:

                                                    GROWTH AND                                      AGGRESSIVE
                          INCOME STRATEGY         INCOME STRATEGY         GROWTH STRATEGY         GROWTH STRATEGY
                             PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
                      ----------------------- ----------------------- ----------------------- -----------------------
                      CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                      ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
    Other Expenses...  0.55%   0.55%   0.55%   0.32%   0.32%   0.32%   0.35%   0.35%   0.35%   0.48%   0.48%   0.48%
    Total Operating
     Expenses........  1.84%   2.59%   2.59%   1.71%   2.46%   2.46%   1.79%   2.54%   2.54%   1.98%   2.73%   2.73%

  The Portfolios will invest only in Institutional Shares of the Underlying Funds and, accordingly, will not pay any sales load or distribution or service fees in connection with their investments in Shares of the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to Institutional Shareholders. The following example assumes the payment by each Portfolio of operating expenses at the levels set forth in the table above and of its pro rata share of the Institutional Share expenses of the Underlying Funds (also as set forth above) in which a Portfolio is invested.

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the end of each time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Income Strategy Portfolio
 Class A Shares.................................................   $67    $ 93
 Class B Shares
 --Assuming complete redemption at end of period................   $71    $ 94
 --Assuming no redemption.......................................   $21    $ 64
 Class C Shares
 --Assuming complete redemption at end of period................   $31    $ 64
 --Assuming no redemption.......................................   $21    $ 64
Growth and Income Strategy Portfolio
 Class A Shares.................................................   $68    $ 96
 Class B Shares
 --Assuming complete redemption at end of period................   $72    $ 97
 --Assuming no redemption.......................................   $22    $ 67
 Class C Shares
 --Assuming complete redemption at end of period................   $32    $ 67
 --Assuming no redemption.......................................   $22    $ 67
Growth Strategy Portfolio
 Class A Shares.................................................   $69    $ 98
 Class B Shares
 --Assuming complete redemption at end of period................   $72    $ 98
 --Assuming no redemption.......................................   $22    $ 68
 Class C Shares
 --Assuming complete redemption at end of period................   $32    $ 68
 --Assuming no redemption.......................................   $22    $ 68
Aggressive Growth Strategy Portfolio
 Class A Shares.................................................   $69    $100
 Class B Shares
 --Assuming complete redemption at end of period................   $73    $100
 --Assuming no redemption.......................................   $23    $ 70
 Class C Shares
 --Assuming complete redemption at end of period................   $33    $ 70
 --Assuming no redemption.......................................   $23    $ 70

  The hypothetical example above assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Class A, B and C Shares. Each Portfolio also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, B and C Shares. Information regarding Institutional and Service Shares of the Portfolios may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Because of the Distribution and Service Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Portfolio Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares of the Portfolios or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in this Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing tables is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear directly or indirectly. As stated, the information on the fees and expenses included in the tables and hypothetical example above is based on each Portfolio's fees and estimated expenses and allocation among the Underlying Funds, and should not be considered as representative of past or future expenses. Actual fees and expenses may be more or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return more or less than 5%. See "Management--Investment Adviser."

                      INVESTMENT OBJECTIVES AND POLICIES

  The four Portfolios described in this Prospectus are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds having different combinations of investments and different degrees of potential investment risk and reward. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

  The Income Strategy Portfolio's investment objective is to seek a high level of current income with greater stability of principal than an investment in equity securities alone. The Growth and Income Strategy Portfolio's investment objective is to seek long-term capital appreciation and current income. The Growth Strategy Portfolio's investment objective is to seek capital appreciation and secondarily current income. The Aggressive Growth Strategy Portfolio's investment objective is to seek capital appreciation. There can be no assurance that any Portfolio's investment objective will be achieved.

  In managing the Portfolios, the Investment Adviser will seek to maintain different allocations among the Underlying Equity Funds and the Underlying Fixed-Income Funds depending on a Portfolio's investment objective. The tables below illustrate the initial Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

     EQUITY/FIXED-INCOME RANGE (PERCENTAGE OF EACH PORTFOLIO'S NET ASSETS)

    NAME OF PORTFOLIO                                            TARGET  RANGE
    -----------------                                            ------ --------
Income Strategy Portfolio
  Equity........................................................   40%   20%-60%
  Fixed-Income..................................................   60%   40%-80%
Growth and Income Strategy Portfolio
  Equity........................................................   60%   40%-80%
  Fixed-Income..................................................   40%   20%-60%
Growth Strategy Portfolio
  Equity........................................................   80%  60%-100%
  Fixed-Income..................................................   20%    0%-40%
Aggressive Growth Strategy Portfolio
  Equity........................................................  100%  75%-100%
  Fixed-Income..................................................    0%    0%-25%

  The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objectives.

  Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will normally be invested in only some of the Underlying Funds at any particular time. A Portfolio's investment in any of the Underlying Funds may and, in some cases is expected to, exceed 25% of its total assets.

For example, the Growth Strategy and Aggressive Growth Strategy Portfolios are each expected to invest initially more than 25% of their assets in the Growth & Income Fund described below. Similarly, it is expected that the Aggressive Growth Strategy and Income Strategy Portfolios will invest more than 25% of their assets in the CORE International and Short Duration Government Funds, respectively. The Investment Adviser also expects that each Portfolio (in addition to those listed above) will initially invest a relatively significant percentage of its equity allocation in the Growth & Income, CORE Large Cap Growth and CORE International Equity Funds; that the Growth and Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds; and that the Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund. THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME FUND TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SEEKING THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

  Changes in the NAVs of the Underlying Funds will affect a Portfolio's NAV. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios' Shares will correspondingly fluctuate in value. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, a Portfolio may invest a portion of its assets in high quality, short-term debt obligations to maintain liquidity in order to meet shareholder redemptions and other short-term cash needs. These obligations may include commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations. There may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio invest without limitation in short-term obligations. A Portfolio may also borrow money for temporary or emergency purposes.

  Each Portfolio's turnover rate is expected not to exceed 50% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its Shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

  Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Portfolio cannot be changed without approval of a majority of the outstanding Shares of that Portfolio. Each Portfolio's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether that Portfolio remains an appropriate investment in light of their then current financial positions and needs.

  For information about the investment objectives of the Underlying Funds and their investment securities, techniques and risks, see "Description of the Underlying Funds" and Appendix A in this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

INVESTING IN UNDERLYING FUNDS

  The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The share prices and yields of both the Portfolios and the Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed-income markets. There can be no assurance that the investment objectives of any Portfolio or any Underlying Fund will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS

  Because each Portfolio invests in the Underlying Funds, shareholders of each Portfolio will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets each Portfolio allocates to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in Emerging Countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts and other issuers in the real estate industry; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

AFFILIATED PERSONS

  In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

EXPENSES

  An investor in a Portfolio should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through a Portfolio, an investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.


                        DESCRIPTION OF UNDERLYING FUNDS

  The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of the Prospectus. A Portfolio may also invest in other Underlying Funds that may become available for investment in the future at the discretion of the

Investment Adviser without shareholder approval. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in Appendix A to this Prospectus, in the Additional Statement and in the prospectus of each of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds.

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  GROWTH AND IN-    Long-term growth of      At least 65% of total assets in
  COME FUND         capital and growth of    equity securities that are
                    income.                  considered to have favorable
                                             prospects for capital appreciation
                                             and/or dividend-paying ability.
-------------------------------------------------------------------------------
  CORE U.S. EQUITY  Long-term growth of      At least 90% of total assets in
  FUND              capital and dividend     equity securities of U.S. issuers,
                    income.                  including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             large cap and blue chip equity
                                             securities representing all major
                                             sectors of the U.S. economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the S&P
                                             500 Index.
-------------------------------------------------------------------------------
  CORE LARGE CAP    Long-term growth of      At least 90% of total assets in
  GROWTH FUND       capital. Dividend income equity securities of U.S issuers,
                    is a secondary           including certain foreign issuers
                    consideration.           traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             equity securities of large cap
                                             U.S. issuers that are expected to
                                             have better prospects for earnings
                                             growth than the growth rate of the
                                             general domestic economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 1000 Growth Index.
-------------------------------------------------------------------------------
  CORE SMALL CAP    Long-term growth of      At least 90% of total assets in
  EQUITY FUND       capital.                 equity securities of U.S. issuers,
                                             including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its investment
                                             objective through a broadly
                                             diversified portfolio of equity
                                             securities of U.S. issuers which
                                             are included in the Russell 2000
                                             Index at the time of investment.
                                             The Fund's investments are
                                             selected using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 2000 Index.
-------------------------------------------------------------------------------
  CORE INTERNA-     Long-term growth of      At least 90% of total assets in
  TIONAL EQUITY     capital.                 equity securities of companies
  FUND                                       organized outside the United
                                             States or whose securities are
                                             principally traded outside the
                                             United States. The Fund seeks
                                             broad representation of large cap
                                             issuers across major countries and
                                             sectors of the international
                                             economy. The Fund's investments
                                             are selected using both a variety
                                             of quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             unhedged Morgan Stanley Capital
                                             International (MSCI) Europe,
                                             Australasia and Far East Index
                                             (the "EAFE Index"). The Fund may
                                             employ certain currency management
                                             techniques.

                                                                     (continued)

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  CAPITAL GROWTH    Long-term capital        At least 90% of total assets in a
  FUND              growth.                  diversified portfolio of equity
                                             securities. Long-term capital
                                             appreciation potential is
                                             considered in selecting
                                             investments.
-------------------------------------------------------------------------------
  MID CAP EQUITY    Long-term capital        Substantially all, and at least
  FUND              appreciation.            65% of total assets in equity
                                             securities of companies with
                                             public stock market
                                             capitalizations within the range
                                             of the market capitalization of
                                             companies constituting the Russell
                                             Midcap Index at the time of the
                                             investment (currently between $400
                                             million and $16 billion).
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of companies organized
                                             outside the United States or whose
                                             securities are principally traded
                                             outside the United States. The
                                             Fund may employ certain currency
                                             management techniques.
-------------------------------------------------------------------------------
  SMALL CAP VALUE   Long-term capital        At least 65% of total assets in
  FUND              growth.                  equity securities of companies
                                             with public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment.
-------------------------------------------------------------------------------
  EMERGING MARKETS  Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of emerging country
                                             issuers. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  ASIA GROWTH FUND  Long-term capital        Substantially all, and at least
                    appreciation.            65%, of total assets in equity
                                             securities of companies in China,
                                             Hong Kong, India, Indonesia,
                                             Malaysia, Pakistan, the
                                             Philippines, Singapore, South
                                             Korea, Sri Lanka, Taiwan and
                                             Thailand. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  REAL ESTATE SE-   Total return comprised   Substantially all, and at least
  CURITIES FUND     of long-term growth of   80%, of total assets in a
                    capital and dividend     diversified portfolio of equity
                    income.                  securities of issuers that are
                                             primarily engaged in or related to
                                             the real estate industry. The Fund
                                             expects that a substantial portion
                                             of its total assets will be
                                             invested in real estate investment
                                             trusts ("REITS").
-------------------------------------------------------------------------------
  JAPANESE EQUITY   Long-term capital        Substantially all, and at least
  FUND              appreciation.            65%, of total assets in equity
                                             securities of Japanese companies.
                                             The Fund may employ certain
                                             currency management techniques.
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  SMALL CAP FUND    appreciation.            65%, of total assets in equity
                                             securities of companies with
                                             public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment
                                             that are organized outside the
                                             United States or whose securities
                                             are principally traded outside the
                                             United States. The Fund may employ
                                             certain currency management
                                             techniques.

                                                             APPROXIMATE
                                                              INTEREST
                          INVESTMENT       DURATION OR          RATE                          CREDIT         OTHER
      FUND NAMES          OBJECTIVES        MATURITY         SENSITIVITY INVESTMENT SECTOR   QUALITY      INVESTMENTS
----------------------  -------------- -------------------   ----------- ----------------- ------------ ---------------
FINANCIAL SQUARE PRIME  Maximize         Maximum Maturity of 3-month     Money market      High Quality N/A
OBLIGATIONS FUND        current income   Individual          bill        instruments       (short-term
                        to the extent    Investments =                   including U.S.    ratings of
                        consistent       13 months at time               Government        A-1, P-1 or
                        with the         of purchase                     Securities, U.S.  comparable
                        maintenance of   Maximum Dollar-                 bank obligations, quality).
                        liquidity.       Weighted Average                commercial paper
                                         Portfolio                       and other short-
                                         Maturity =                      term obligations
                                         90 days                         of U.S.
                                                                         corporations,
                                                                         governmental and
                                                                         other entities,
                                                                         and related
                                                                         repurchase
                                                                         agreements.
-----------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE         A high level     Target Duration =   9-month     At least 65% of   U.S.         Fixed-rate
GOVERNMENT FUND         of current       6-month to 1-year   note        total assets in   Government   mortgage pass-
                        income,          U.S. Treasury                   securities issued Securities   through
                        consistent       Security                        or guaranteed by               securities and
                        with low         Maximum Duration*=              the U.S.                       repurchase
                        volatility of    2 years                         government, its                agreements
                        principal.                                       agencies,                      collateralized
                                                                         instrumentalities              by U.S.
                                                                         or sponsored                   Government
                                                                         enterprises                    Securities.
                                                                         ("U.S. Government
                                                                         Securities") that
                                                                         are adjustable
                                                                         rate mortgage
                                                                         pass-through
                                                                         securities and
                                                                         other mortgage
                                                                         securities with
                                                                         periodic interest
                                                                         rate resets.
-----------------------------------------------------------------------------------------------------------------------
SHORT DURATION          A high level     Target Duration =   2-year      At least 65% of   U.S.         Mortgage pass-
GOVERNMENT FUND         of current       2-year U.S.         bond        total assets in   Government   through
                        income and       Treasury Security               U.S. Government   Securities   securities and
                        secondarily,     plus or minus .5                Securities and                 other
                        in seeking       years Maximum                   repurchase                     securities
                        current          Duration*= 3 years              agreements                     representing an
                        income, may                                      collateralized by              interest in or
                        also consider                                    such securities.               collateralized
                        the potential                                                                   by mortgage
                        for capital                                                                     loans.
                        appreciation.
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME FUND  A high level     Target Duration =   5-year      At least 65% of   U.S.         Non-government
                        of current       Lehman Brothers     bond        assets in U.S.    Government   mortgage pass-
                        income,          Mutual Fund                     Government        Securities   through
                        consistent       Government/Mortgage             Securities,       and non-U.S. securities,
                        with safety of   Index plus or minus             including         Government   asset-backed
                        principal.       1 year                          mortgage-backed   Securities = securities and
                                         Maximum                         U.S. Government   AAA/Aaa      corporate
                                         Duration*= 6 years              Securities and                 fixed-income
                                                                         repurchase                     securities.
                                                                         agreements
                                                                         collateralized by
                                                                         such securities.

                                                      APPROXIMATE
                                                       INTEREST
                          INVESTMENT    DURATION OR      RATE                          CREDIT           OTHER
      FUND NAMES          OBJECTIVES      MATURITY    SENSITIVITY INVESTMENT SECTOR    QUALITY       INVESTMENTS
----------------------  -------------- -------------- ----------- ----------------  -------------  ---------------
CORE FIXED INCOME FUND  Total return   Target         5-year      At least 65% of   Minimum =      Foreign fixed-
                        consisting of  Duration =     bond        assets in fixed-  BBB/Baa        income,
                        capital        Lehman                     income            Minimum for    municipal and
                        appreciation   Brothers                   securities,       non-dollar     convertible
                        and income     Aggregate Bond             including U.S.    securities =   securities,
                        that exceeds   Index plus or              Government        AA/Aa          foreign
                        the total      minus                      Securities,                      currencies and
                        return of the  1 year                     corporate,                       repurchase
                        Lehman         Maximum                    mortgage-backed                  agreements
                        Brothers       Duration*=  6              and asset-backed                 collateralized
                        Aggregate Bond years                      securities.                      by U.S.
                        Index.                                                                     Government
                                                                                                   Securities.
------------------------------------------------------------------------------------------------------------------
GLOBAL INCOME FUND      A high total   Target         6-year      Securities of     Minimum =      Mortgage and
                        return,        Duration =     bond        U.S. and foreign  BBB/Baa        asset-backed
                        emphasizing    J.P. Morgan                governments and   At least       securities,
                        current        Global                     corporations.     50% = AAA/Aaa  foreign
                        income, and,   Government                                                  currencies and
                        to a lesser    Bond Index                                                  repurchase
                        extent,        (hedged) plus                                               agreements
                        providing      or minus 2.5                                                collateralized
                        opportunities  years Maximum                                               by U.S.
                        for capital    Duration*= 7.5                                              Government
                        appreciation.  years                                                       Securities or
                                                                                                   certain foreign
                                                                                                   government
                                                                                                   securities.
------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND         A high level   Target         6-year      Except for        At least       Mortgage-backed
                        of current     Duration =     bond        temporary         65% = BB/Ba    and asset-
                        income and     Lehman                     defensive         or below       backed
                        capital        Brothers High              purposes, at                     securities,
                        appreciation.  Yield Bond                 least 65% of                     U.S. Government
                                       Index plus or              assets in fixed-                 Securities,
                                       minus 2.5                  income                           investment
                                       years                      securities rated                 grade corporate
                                       Maximum                    below investment                 fixed-income
                                       Duration*= 7.5             grade, including                 securities,
                                       years                      U.S. and non-                    structured
                                                                  U.S. dollar                      securities,
                                                                  corporate debt,                  foreign
                                                                  foreign                          currencies and
                                                                  government                       repurchase
                                                                  securities,                      agreements
                                                                  convertible                      collateralized
                                                                  securities and                   by U.S.
                                                                  preferred stock.                 Government
                                                                                                   Securities.

-----
* Under normal interest rate conditions.

  In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies. The risks of the Underlying Funds are determined by the nature of the securities held and the investment strategies used by the Funds' investment advisers. Certain of these policies are described below and further information about the investment policies, strategies and risks of the Underlying Funds is contained in Appendix A to this Prospectus and in the Additional Statement as well as the prospectuses of the Underlying Funds.

UNDERLYING EQUITY FUNDS
  The Underlying Equity Funds may purchase common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing securities, a Fund's investment adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. An investment adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Fund will generally be sold when an investment adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  DOMESTIC VALUE STYLE FUNDS. The Growth and Income, Mid Cap Equity and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

  Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

  DOMESTIC GROWTH STYLE FUND. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for the Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

  QUANTITATIVE STYLE FUNDS. The CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of a U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment adviser, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

  In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Quantitative Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

  ACTIVELY MANAGED INTERNATIONAL FUNDS. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  REAL ESTATE SECURITIES FUND. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

UNDERLYING FIXED-INCOME FUNDS

  The investment advisers of the Underlying Fixed-Income Funds may, in accordance with the respective Funds' investment objectives and policies, purchase all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

  As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obligations Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

  The Underlying Funds may employ certain active management techniques to manage their duration and term structure, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and other investment practices, as described in Appendix A to this Prospectus.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise the Portfolios' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the each Portfolio and, except as noted, to each Underlying Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Adviser, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups. Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

  Under the Management Agreement, the Investment Adviser also: (a) supervises all non-advisory operations of each Portfolio; (b) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (c) at each Portfolio's expense arranges for (i) the preparation of all required tax returns, (ii) the preparation and submission of reports to existing shareholders, (iii) the periodic updating of prospectuses and Additional Statements and (iv) the preparation of reports to be filed with the SEC and other regulatory authorities; (d) maintains each Portfolio's records; and (e) provides office space and all necessary office equipment and services.

FUND MANAGERS

-------------------------------------------------------------------------------

                          YEARS PRIMARILY
     NAME AND TITLE         RESPONSIBLE          FIVE YEAR EMPLOYMENT HISTORY
------------------------  --------------- -------------------------------------------
 Mark M. Carhart, Ph.D.,    Since 1998    Mr. Carhart joined the Investment Adviser
 CFA                                      in 1997 as a member of the Quantitative
 Vice President, Co-Head                  Research and Risk Management team. From
 Quantitative                             August 1995 to September 1997, he was
 Research and Senior                      Assistant Professor of Finance at the
 Portfolio Manager                        Marshall School of Business at USC and a
                                          Senior Fellow of the Wharton Financial
                                          Institutions Center.
-------------------------------------------------------------------------------------
 Raymond J. Iwanowski       Since 1998    Mr. Iwanowski joined the Investment Adviser
 Vice President, Co-Head                  in 1998. Prior to joining the Investment
 Quantitative                             Adviser, he spent three years at Salomon
 Research and Senior                      Brothers, where he was a Vice President and
 Portfolio Manager                        head of the Fixed Derivatives Client
                                          Research group.
-------------------------------------------------------------------------------------
 Neil Chriss, Ph.D.         Since 1998    Mr. Chriss joined the Investment Adviser in
 Vice President and                       1998. From 1996 to 1998, he worked in the
 Portfolio Manager                        equity division of Morgan Stanley Dean
                                          Witter. From 1994 to 1996, he was a post-
                                          doctoral fellow in the Mathematics
                                          Department of Harvard University.
-------------------------------------------------------------------------------------
 Georgio DeSantis, Ph.D.    Since 1998    Mr. DeSantis joined the Investment Adviser
 Vice President and                       in 1998. From 1992 to 1998, he was
 Portfolio Manager                        Assistant Professor of Finance and Business
                                          Economics at the Marshall School of
                                          Business at USC.
-------------------------------------------------------------------------------------
 William J. Fallon,         Since 1998    Mr. Fallon joined the Investment Adviser in
 Ph.D.                                    1998. From 1996 to 1998, he worked in the
 Vice President and                       Firmwide Risk Group of Goldman, Sachs & Co.
 Portfolio Manager                        From 1991 to 1996, he attended Columbia
                                          University, where he earned a Ph.D. in
                                          Finance.
-------------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.      Since 1998    Mr. He joined the Investment Adviser in
 Vice President and                       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                        Risk Group of Goldman, Sachs & Co. From
                                          1992 to 1997, he worked at Quantitative
                                          Financial Strategies, Inc.


  It is the responsibility of the investment adviser of each Underlying Fund to make the investment decisions for that Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for a Fund, its investment adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Underlying Fund. See the Additional Statement for a further description of the investment adviser's brokerage allocation practices.

  As compensation for its services and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at the annual rate equal to 0.35% of each Portfolio's average daily net assets. The Investment Adviser has voluntarily agreed to waive 0.20% of this fee. The Investment Adviser may discontinue or modify its voluntary waiver in the future in its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Portfolios (excluding management, distribution and service fees, transfer agency fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.00% per annum of a Portfolio's average daily net assets. Such reductions or limits, if any, may be discontinued or modified by the Investment Adviser in its discretion at any time.

  In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The contractual management fee payable to GSAM and/or its affiliates by each of the Underlying Funds in which the Portfolios may invest is set forth below under "Expenses."

  In performing its investment advisory services, the investment adviser of an Underlying Fund, while remaining ultimately responsible for the management of the Fund, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the investment adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Funds' investment advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit the investment activities of an Underlying Fund. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of the investment activities of an Underlying Fund, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Portfolios and the Underlying Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, the activities of an Underlying Fund may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of each Portfolio's Shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for Shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Portfolio's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Portfolio by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to a fee with respect to each Portfolio's Class A, Class B and Class C Shares, equal, on an annual basis, to 0.19% of average daily net assets. Shareholders with inquiries regarding a Portfolio should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Portfolio service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.


                                   EXPENSES

  The Portfolios are responsible for the payment of their expenses. The expenses include, without limitation, asset allocation; distribution and service fees; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Portfolios' Shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance; fidelity bonds or indemnification: any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Portfolios); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities, compensation and expenses of the Trust's "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

  The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those of investment companies that do not invest in other mutual funds. These increased expenses stem from the fact that investors must indirectly pay a portion of the operating costs of the Underlying Funds. The structure of the Portfolios will, however, reduce any layering of costs in the following manner: (a) any fees charged to the Portfolios under the Management Agreement are for services that are in addition to, and not duplicative of, services provided under any Underlying Fund's management agreement; (b) the Portfolios pay no front-end or CDSCs in connection with the purchase or redemption of Shares of the Underlying Funds;
(c) the

Portfolios do not pay any sales charges, distribution-related or service fees related to the Shares of the Underlying Funds; (d) custodial and other fees charged by both the Portfolios and the Underlying Funds are not redundant inasmuch as distinct services are being provided at each level; and (e) any additional incremental cost incurred by investing in the Portfolios is in return for a substantial investment management service, namely the initial and ongoing asset allocation of investments made in the Underlying Funds, and provision of meaningful additional diversification benefits.

  The following chart shows the total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund for the Fund's most recent fiscal year (except as indicated). In addition, the following chart shows the contractual investment management fees payable to GSAM and its affiliates by the Underlying Funds (in each case as an annualized percentage of the Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                                         TOTAL
                                                           CONTRACTUAL OPERATING
                                                           MANAGEMENT   EXPENSE
    UNDERLYING FUNDS                                           FEE      RATIO*
    ----------------                                       ----------- ---------
Short Duration Government Fund............................    0.50%      0.54%
Adjustable Rate Government Fund...........................    0.40%      0.49%
Core Fixed-Income Fund....................................    0.40%      0.54%
Government Income Fund....................................    0.65%      0.58%
Global Income Fund........................................    0.90%      0.69%
High Yield Fund...........................................    0.70%      0.76%
Growth and Income Fund....................................    0.70%      0.79%
CORE U.S. Equity Fund.....................................    0.75%      0.74%
CORE Large Cap Growth Fund................................    0.75%      0.64%
CORE Small Cap Equity Fund................................    0.85%      0.93%
Capital Growth Fund.......................................    1.00%      1.04%
CORE International Equity Fund............................    0.85%      1.01%
Mid Cap Equity Fund.......................................    0.75%      0.89%
Small Cap Value Fund......................................    1.00%      1.10%
International Equity Fund.................................    1.00%      1.14%
Japanese Equity Fund......................................    1.00%      1.05%
International Small Cap Fund..............................    1.20%      1.40%
Emerging Markets Equity Fund..............................    1.20%      1.39%
Asia Growth Fund..........................................    1.00%      1.20%
Real Estate Securities Fund...............................    1.00%      1.04%
Financial Square Prime Obligations Money Market Fund......   0.205%      0.18%

--------
* Operating expenses of Institutional Shares for the underlying Funds have been restated to reflect fees and expenses in effect as of September 1, 1998.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of the annual and semiannual reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Portfolios generally do not provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Portfolio continuously offers through this Prospectus Class A, Class B and Class C Shares, as described more fully in "How to Buy Shares of the Portfolios." If you do not specify in your instructions to the Portfolios which class of Shares you wish to purchase, the Portfolios will assume that your instructions apply to Class A Shares.

  CLASS A SHARES. If you invest less than $1 million in Class A Shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A Shares of a Portfolio, no sales charge will be imposed at the time of purchase, but you may incur a CDSC equal to 1.00% if you redeem your Shares within 18 months of purchase. Class A Shares are subject to distribution and service fees of 0.25% per annum of each Portfolio's average daily net assets attributable to Class A Shares.

  CLASS B SHARES. Class B Shares are sold without an initial sales charge, but are subject to a CDSC of up to 5% if redeemed within six years of purchase. Class B Shares are subject to distribution and service fees of 1.00% per annum of each Portfolio's average daily net assets attributable to Class B Shares. See "Distribution and Authorized Dealer Service Plans." Class B Shares will automatically convert to Class A Shares, based on their relative NAVs, eight years after the initial purchase. Your entire investment in Class B Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares.

  CLASS C SHARES. Class C Shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C Shares are subject to distribution and service fees of 1.00% per annum of each Portfolio's average daily net assets attributable to Class C Shares. See "Distribution and Service Plans." Class C Shares have no conversion feature, and accordingly, an investor that purchases Class C Shares will be subject to the distribution and service fee imposed on Class C Shares for an indefinite period, subject to annual approval by the Trust's Board of Trustees and certain regulatory limitations. Your entire investment in Class C Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares (or Class B Shares after conversion to Class A Shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years, you might consider purchasing Class B Shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C Shares. A maximum purchase limitation of $250,000 and $1,000,000 in the aggregate normally applies to purchases of Class B Shares and Class C Shares, respectively. Although Class C Shares are subject to a CDSC for only 12 months and at a lower rate than Class B Shares, Class C Shares do not have the conversion feature applicable to Class B Shares, making them subject to higher distribution and service fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

HOW TO BUY SHARES OF THE PORTFOLIOS--CLASS A, CLASS B AND CLASS C SHARES

  You may purchase Shares of the Portfolios through any Authorized Dealer (including Goldman Sachs) or directly from a Portfolio, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the NAV next determined after receipt of an order as described below under "Other Purchase Information," plus, in the case of Class A Shares, any applicable sales charge. Currently, each Portfolio's NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 4:00 p.m. New York time).

  The minimum initial investment in each Portfolio is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans (excluding SIMPLE IRAs and Education IRAs) or accounts established under the Uniform Gift to Minors Act ("UGMA"), tax-sheltered retirement plans, and an initial investment minimum of $200 applies to purchases in connection with 403(b) plans. The minimum initial investment for purchases in connection with SIMPLE and Education IRAs, as well as purchases through the Automatic Investment Plan, is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of Shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of Shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Asset Allocation Portfolios--(Name of Portfolio and Class of Shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Portfolio.

  In order to make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing to the Portfolio, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Portfolios may refuse to open an account for any investor who fails to (i) provide a social security number or other taxpayer identification number, or (ii) certify that such number is correct (if required to do so under applicable law).

  The Portfolios reserve the right to redeem Shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Portfolio will give sixty (60) days' prior written notice to shareholders whose Shares are being redeemed to allow them to purchase sufficient additional Shares of the Portfolio to avoid such redemption. In addition, the Portfolios and Goldman Sachs reserve the right to modify the minimum investment, the manner in which Shares are offered and the sales charge rates applicable to future purchases of Shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A Shares of each Portfolio is the next determined NAV per Share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of Shares as shown in the following table:

                                                SALES CHARGE   MAXIMUM DEALER
      AMOUNT OF PURCHASE        SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
  (INCLUDING SALES CHARGE, IF    PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
             ANY)               OFFERING PRICE    INVESTED    OFFERING PRICE***
  ---------------------------   --------------- ------------- -----------------
Less than $50,000..............      5.50%          5.82%           5.00%
$ 50,000 up to (but less than)
 $100,000......................      4.75           4.99            4.00
$100,000 up to (but less than)
 $250,000......................      3.75           3.90            3.00
$250,000 up to (but less than)
 $500,000......................      2.75           2.83            2.25
$500,000 up to (but less than)
 $1 million....................      2.00           2.04            1.75
$1 million or more.............      0.00*          0.00*             **

--------
  * No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of Shares of the Portfolios equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for plans investing in the Portfolios which satisfy the criteria set forth in (h) below or "wrap" accounts purchasing $1 million or more which satisfy the criteria set forth in (i) below. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the Shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC, as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge, but if the Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the Shares were exchanged into and remained invested in an ILA Portfolio (the "CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A Shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividend or capital gains distributions which have been reinvested in additional Class A Shares. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed. In determining whether a CDSC applies to a redemption, it will be assumed that the redemption is first made from any Class A Shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver on Reduction of Contingent Deferred Sales Charges" below.

  Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of Shares of a Portfolio; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy Shares worth $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service agreement with Goldman Sachs relating to such plan; (i) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (j) registered investment advisers investing for accounts for which they receive asset-based fees; (k) accounts over which GSAM or its advisory affiliates have investment discretion; and (l) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing Shares of the Portfolios at NAV without payment of any initial sales charge may be charged a fee if they effect transactions in Shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in Shares of a Portfolio at NAV, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (Shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of the Goldman Sachs Portfolios may be combined under the Right of Accumulation. See the Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A Shares of the Goldman Sachs Portfolios may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B Shares of the Portfolios at the next determined NAV without the imposition of an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including Shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B Shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B Shares, the Portfolios will first redeem Shares not subject to any CDSC, and then Shares held longest during the six-year period.

                                                                    CDSC AS A
                                                                  PERCENTAGE OF
   YEAR SINCE                                                     DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

  Class B Shares of a Portfolio will automatically convert into Class A Shares of the same Portfolio at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B Shares of a Portfolio acquired by exchange from Class B Shares of another Portfolio will convert into Class A Shares of such Portfolio based on the date of the initial purchase. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase of the Shares on which the distribution was paid. The conversion of Class B Shares to Class A Shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

OFFERING PRICE--CLASS C SHARES

  Investors may purchase Class C Shares of the Portfolios at the next determined NAV without the imposition of an initial sales charge. However, if Class C shares are redeemed within 12 months of purchase a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C Shares, the Portfolios will first redeem Shares held for longer than 12 months, and then Shares held for the longest period during the 12 month period. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. A commission equal to 1.00% of the amount invested is paid to Authorized Dealers.

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A, CLASS B AND CLASS C SHARES

  A shareholder who redeems Class A or Class B Shares of a Portfolio may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class A Shares of the same Portfolio or any other Goldman Sachs Fund. A shareholder who redeems Class C Shares of a Portfolio may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the same Portfolio or any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the Shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety (90) days after such redemption. If you redeemed Class A or Class C Shares, paid a CDSC upon a redemption and reinvest in Class A or Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested Shares will continue to be subject to a CDSC. In this case, the holding period of the Class A or Class C Shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed Shares. If you redeemed Class B Shares and paid a CDSC upon redemption, you are permitted to reinvest the redemption proceeds in Class A Shares at NAV as described above, but the amount of the CDSC paid upon redemption will not be credited to your account.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of Class A Shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A Shares received in the reinvestment. To the extent that any loss is realized and Shares of the same Portfolio are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of Shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B , Class C and Class A Shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in Section 72(m)(7) of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t)(2) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions distributed from a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C Shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and Class C Shares and 10% of the value of your Class A Shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Portfolio in Shares of the same class or an equivalent class of other Goldman Sachs Funds or ILA Portfolios. See "Portfolio Highlights." A shareholder may also elect to exchange automatically a specified dollar amount of Shares of a Portfolio for Shares of the same Class or an equivalent Class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at NAV and will not be subject to any initial sales charge or CDSC as a result of the cross-reinvestment or exchange, but Shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the Fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(a) the value of the shareholder's account(s) in the Fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000; and (b) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired Fund Shares in the shareholder's account equals or exceeds the acquired Fund's minimum initial investment requirement. A Portfolio shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired Fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Portfolios offer their Shares for purchase by retirement plans, including traditional and Roth IRAs for individuals and their spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable.

EXCHANGE PRIVILEGE

  Shares of a Portfolio may be exchanged at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for Shares of the same Class or an equivalent Class of any other Portfolio, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the Fund into which the exchange is made. The Shares of these other Funds acquired by an exchange may later be exchanged for Shares of the same Class (or an equivalent class) of the original Portfolio at the next determined NAV without the imposition of an initial sales charge or CDSC if the dollar amount in the Portfolio resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other Funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Portfolios without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' notice to shareholders and is subject to certain limitations.

  An exchange of Shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the Shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder has owned Shares will be measured from the date the shareholder acquired the original Shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Portfolio and Class of Shares and either writing to Goldman Sachs, Attention: Goldman Sachs Asset Allocation Portfolios, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (7:00 a.m. to 3:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Portfolios." Under the telephone exchange privilege, Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Portfolio." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Shares received in the exchange. If such redemption occurs within 90 days after the purchase of such Shares, to the extent a sales charge that would otherwise apply to the Shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A Shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the Shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Eligible investors may exchange certain Classes of Shares for another class of Shares of the same Portfolio. For further information, call Goldman Sachs at the number set forth on the back of the Prospectus.

  All exchanges which represent an initial investment in a Portfolio must satisfy the minimum investment requirements of the Portfolio into which the Shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries may be authorized to accept, on the Trust's behalf, purchase, exchange and redemption orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Portfolio will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a Business Day, and the order will be priced at a Portfolio's NAV per Share (adjusted for any applicable sales charge) next determined after such acceptance. Otherwise, a Portfolio or Goldman Sachs must receive an order in proper form before it is effective. Authorized Dealers and intermediaries will be responsible for transmitting accepted orders to the Portfolios within the period agreed upon by them. Customers should contact their Authorized Dealers or intermediaries to learn whether they are authorized to accept orders for the Trust.

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio Shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If Shares of a Portfolio are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange Shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Portfolios and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio.

  In the sole discretion of Goldman Sachs, a Portfolio may accept securities instead of cash for the purchase of Shares of the Portfolio. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Portfolio's investment objectives, restrictions and policies and are desirable investments for the Portfolio.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Shares of the Portfolios, the Underlying

Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time their customers' assets have remained in a Portfolio) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Authorized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


                        DISTRIBUTION AND SERVICE PLANS

  The Trust has adopted distribution and service plans on behalf of each Portfolio's Class A, Class B and Class C Shares (each a "Plan"). Under the Plans, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of each Portfolio's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

  Goldman Sachs may use this distribution fee for its expenses of distributing Class A, Class B and Class C Shares of each Portfolio. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Plans include: compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives; commissions paid to Authorized Dealers; allocable overhead; telephone and travel expenses; interest expenses and other costs associated with the financing of such compensation and expenses; the printing of prospectuses for prospective shareholders; preparation and distribution of sales literature and advertising of any type; and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares. Goldman Sachs may also use payments under the Class A Plan for personal and account maintenance services as described below. The aggregate compensation that may be received under the Plans for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules. Payments for distribution services are also subject to the requirements of Rule 12b-1 under the Act.

  Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Portfolio's average daily net assets attributable to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their Shares or their accounts or similar services not otherwise provided on behalf of the Portfolios. If the distribution or service fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. The Plans will be reviewed and are subject to approval annually by the Trustees.

  In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission, and the 0.25% ongoing service fee, to Authorized Dealers after the Shares have been held for one year. All fees are paid by Goldman Sachs on a quarterly basis.

                     HOW TO SELL SHARES OF THE PORTFOLIOS

  The Portfolios will redeem their shares upon request of a shareholder on any Business Day at the NAV next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value". Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If the Shares to be redeemed were recently purchased by check, a Portfolio may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of Shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to Shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Portfolios will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total of one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Portfolio, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in Shares of a Portfolio is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gain distributions, if any, declared by a Portfolio on its outstanding Shares will, at the election of each shareholder, be paid in: (i) cash; (ii) additional Shares of the same class of the Portfolio; or (iii) Shares of the same or an equivalent class of other Goldman Sachs Funds or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Class A, B or C Shares of the applicable Portfolio.

  The election to reinvest dividends and distributions paid by a Portfolio in additional Shares or units of the Portfolio or another Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Shares or units of a Portfolio of another Goldman Sachs Fund or an ILA Portfolio.

  Each Portfolio intends that all or substantially all its net investment income and net realized capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Income Strategy Portfolio will pay dividends from net investment income monthly. The Growth and Income Strategy Portfolio and Growth Strategy Portfolio will each pay dividends from net investment income quarterly. The Aggressive Growth Strategy Portfolio will pay dividends from net investment income annually. Each Portfolio will pay dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Portfolio a portion of the NAV per Share may be represented by undistributed income of the Portfolio or realized or unrealized appreciation of the Portfolio's investments. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Portfolio is calculated by the Portfolio's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). NAV per Share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Portfolio may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Portfolio's NAV per Share would be reduced if a sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Portfolios compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Portfolios' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share or maximum public offering price on the last day of the period for which the distribution rate is being calculated.

  Each Portfolio's total return, yield and distribution rate will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each Class of Shares for the same period will differ. The investment performance of the Class A, Class B and Class C Shares will be affected by the payment of a sales charge, distribution and service fees and other class specific expenses. See "Shares of the Trust."

  Each Portfolios' performance quotations do not reflect any fees charged by an Authorized Dealer to its customer accounts in connection with investments in the Portfolios. The investment results of a Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Portfolios may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to the shareholders of such class. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio Shares and any dividends and distributions paid by a Portfolio are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Portfolio is treated as a separate entity for tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company and qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, a Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was not reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Portfolio or an underlying Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. A portion of each Portfolio's dividends may generally qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Portfolios.

  Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Portfolios may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Portfolios. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Portfolios, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                  APPENDIX A

  This Appendix describes various investments and investment techniques that may be used by the Underlying Funds. This Appendix also describes certain risks associated with these investments and techniques. Further information is provided in the Additional Statement and in the prospectuses of the Underlying Funds.

  As noted above, the Underlying Equity Funds invest primarily in common stocks and other equity securities (including real estate investment trusts), and the Underlying Fixed-Income Funds invest primarily in fixed income securities. The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

                      (1) DESCRIPTION OF INVESTMENTS AND
                 INVESTMENT TECHNIQUES OF THE UNDERLYING FUNDS

CONVERTIBLE SECURITIES

  The Underlying Funds may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the investment adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which certain of the Underlying Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Underlying Funds's investment policies.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, the other Underlying Equity Funds may invest in REITs from time to time. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

FOREIGN INVESTMENTS

  Foreign Securities. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and policies. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of the other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Underlying Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, political or social instability or diplomatic developments which could affect investments in those countries.


  Investments in ADRs, EDRs, and GDRs. Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, the Underlying Funds may avoid currency risks during the settlement period for purchases and sales.

  Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because certain Underlying Funds may have currency exposure independent of their securities positions, the value of the assets of the Underlying Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Underlying Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies.

  An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

  Certain of the Underlying Funds may enter into currency swaps, which involve the exchange by the Underlying Fund with another party for their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

FIXED-INCOME SECURITIES

  U.S. Government Securities. The Underlying Funds may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

  Foreign Government Securities. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Mortgage-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Underlying Fund from taking advantage of such higher yields.

  Adjustable Rate Mortgage-Backed Securities ("ARMS"). ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Underlying Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Underlying Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  The Underlying Funds may invest in Mortgage-Backed Securities issued or sponsored by both government and non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. In order to receive a high quality rating from the rating organizations (e.g, S&P or Moody's), privately issued Mortgaged-Backed Securities normally are structured with one or more types of "credit enhancement."

  The Underlying Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  The Underlying Fixed-Income Funds may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  Asset-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds, the Adjustable Rate Government Fund and the Short Duration Government Fund) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  Corporate and Bank Obligations. The Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign corporations and banks. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  Structured Securities. The Underlying Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  Municipal Securities. The Core Fixed Income and High Yield Funds may make limited investments in instruments issued by state and local governmental issuers. These securities may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

  Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation
Bonds. Each Underlying Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Underlying Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

  Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the four CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described further below under "Risks of Investing in Non-Investment Grade Fixed-Income Securities." See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  The Underlying Funds (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Underlying Fund's investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Underlying Fund's investment portfolio, the investment performance of the Underlying Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Underlying Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  An Underlying Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, certain Underlying Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Underlying Fund has written is exercised, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Underlying Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, an Underlying Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.

  The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities or currencies, require the Underlying Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Underlying Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while the Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. The loss incurred by the Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Underlying Fund's NAV. The profitability of the Underlying Fund's trading in futures to seek to increase total return depends upon the ability of the investment adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Underlying Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Underlying Equity Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that its Investment Advisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Underlying Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Underlying Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. Each Underlying Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although the Underlying Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate to do so. The Underlying Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  No Underlying Fund will invest more than 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a market exists.

REPURCHASE AGREEMENTS

  The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Each Underlying Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  The Underlying Funds may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). A loss or delay in the recovery of securities could result if the institution which borrows securities breaches its agreement with the Underlying Fund.

SHORT SALES AGAINST-THE-BOX

  Certain Underlying Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Underlying Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Underlying Fund's net assets (determined at the time of the short sale) may be subject to such short sales.

MORTGAGE DOLLAR ROLLS

  The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into mortgage "dollar rolls" in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund.

TEMPORARY INVESTMENTS

  Each Underlying Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Equity Funds and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in high quality fixed income securities. When assets are invested in such instruments, an Underlying Fund may not be achieving its investment objective.

PORTFOLIO TURNOVER

  The turnover rates of the Underlying Funds have ranged from 41% to 396% during their most recent fiscal years. There can be no assurance that the turnover rates of these Underlying Funds will remain with this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and higher expenses being incurred by the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains being incurred by shareholders.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Underlying Fund may engage in the following techniques and investments: (i) mortgage swaps, credit swaps, index swaps and interest rate swaps, caps, floors and collars (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (ii) yield curve options and inverse floating rate securities (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (iii) loan participations (High Yield Fund only), (iv) other investment companies,
(v) unseasoned companies, (vi) custodial receipts, and (vii) reverse repurchase agreements for investment purposes (Underlying Fixed-Income Funds only).

  In addition, each Underlying Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. An Underlying Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets.

                      (2) RELATED ADDITIONAL RISK FACTORS

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS

  Investing in the securities of small capitalization companies and REITs involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger capitalization companies. An Underlying Fund may invest in securities of small capitalization companies and REITs that have experienced financial difficulties or are in an early development stage. Other risks associated with REITs are discussed in this Appendix A under "Real Estate Investment Trust ("REITs')."

SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING MARKETS

  Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed in this Appendix A under "Foreign Investments." The International Equity, International Small Cap, Emerging

Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one Emerging Country. The Growth and Income, Small Cap Value, Mid Cap Equity, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in Emerging Countries.

  Many Emerging Countries are subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. The governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  The securities markets of Emerging Countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The Underlying Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In addition, settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve the Underlying Fund's delivery of securities before receipt of payment for their sale. Significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

  The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per Share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

  When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and an Underlying Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  The Underlying Funds may invest in various types of derivative debt securities that present more complex types of interest rate risks. These risks include call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and an Underlying Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased, and the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from the inability to invest in higher yielding securities.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES

  Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

RISKS OF OTHER DERIVATIVE TRANSACTIONS

  An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-DIVERSIFICATION

  The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a single foreign country. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

                                  APPENDIX B

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of another Portfolio or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional Shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional Shares, but if the investor's purchases within 13 months plus the value of Shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed Shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his or her attorney to surrender for redemption any or all escrowed Shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed Shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

ASSET ALLOCATION PORTFOLIOS

--------------------------------------------------------------------------------

PROSPECTUS

CLASS A, B AND C SHARES



LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AAPRO
501423

--------------------------------------------------------------------------------

PROSPECTUS                       GOLDMAN SACHS
January 1, 1998, as revised
                          ASSET ALLOCATION PORTFOLIOS
September 1, 1998                SERVICE SHARES

  The Goldman Sachs Asset Allocation Portfolios (the "Portfolios") are professionally-managed portfolios designed to take advantage of the benefits of asset allocation. Each Portfolio has a separate objective, which it seeks to achieve by investing in a number of other Goldman Sachs mutual funds (the "Underlying Funds").

GOLDMAN SACHS INCOME STRATEGY PORTFOLIO
  Seeks a high level of current income with greater stability of principal than an investment in equity securities alone.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  Seeks long-term capital appreciation and current income.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation and secondarily current income.

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM and its affiliates also provide advisory services to the Underlying Funds. GSAM is also referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as the Portfolios' distributor and transfer agent.

SERVICE SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Portfolios that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated January 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Portfolios which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Portfolio Highlights................   2
Fees and Expenses...................   6
Investment Objectives and Policies..   8
Risk Factors and Special
 Considerations.....................  10
Description of Underlying Funds.....  11
Management..........................  18
Expenses............................  21
Net Asset Value.....................  23
Performance Information.............  23
Shares of the Trust.................  24

                                                                PAGE
                                                                ----
                         Taxation..............................  24
                         Additional Information................  25
                         Additional Services...................  26
                         Reports to Shareholders...............  26
                         Dividends.............................  27
                         Purchase of Service Shares............  27
                         Exchange Privilege....................  29
                         Redemption of Service Shares..........  29
                         Appendix A............................ A-1
                         Appendix B............................ B-1

                              PORTFOLIO HIGHLIGHTS


   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment portfolios (commonly known as mutual funds). Each Portfolio pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Portfolio's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

   Each Portfolio has distinct investment objectives and policies. Each Portfolio seeks to achieve its objectives by investing in a combination of Underlying Funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter. Some of these Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerances and financial circumstances. For a further description of the Portfolios' investment objectives and policies, see "Investment Objectives and Policies."

--------------------------------------------------------------------------------

   PORTFOLIO NAMES   INVESTMENT OBJECTIVES               INVESTMENT CRITERIA
  ----------------  ------------------------ -------------------------------------------
  GOLDMAN SACHS     High level of current    Under normal conditions, approximately 60%
  INCOME STRATEGY   income with greater      of the Portfolio's total assets will be
  PORTFOLIO         stability of principal   allocated among Underlying Fixed-Income
                    than an investment in    Funds. Allocation to Underlying Equity
                    equity securities alone. Funds is intended to add diversification and enhance returns, but will also add some
                                             volatility.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Long-term capital        Under normal conditions, approximately 60%
  GROWTH AND        appreciation and current of the Portfolio's total assets will be
  INCOME STRATEGY   income.                  allocated among Underlying Equity Funds,
  PORTFOLIO                                  which are intended to provide the capital
                                             appreciation component. Allocation to
                                             Underlying Fixed-Income Funds is intended
                                             to provide the income component.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation and Under normal conditions, approximately 80%
  GROWTH STRATEGY   secondarily current      of the Portfolio's total assets will be
  PORTFOLIO         income.                  allocated among Underlying Equity Funds,
                                             with a blend of domestic large cap, small
                                             cap and international exposure to seek
                                             capital appreciation. Allocation to
                                             Underlying Fixed-Income Funds is to provide
                                             diversification.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation.    Under normal conditions, substantially all
  AGGRESSIVE                                 of the Portfolio's total assets will be
  GROWTH STRATEGY                            allocated among Underlying Equity Funds,
  PORTFOLIO                                  with a greater focus on small cap and
                                             international investments.

 WHAT IS GOLDMAN SACHS ASSET MANAGEMENT'S GLOBAL ASSET ALLOCATION PROCESS?


  The Quantitative Research Group at GSAM uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. GSAM's models use financial and economic variables to capture fundamental relationships that it believes make sense. While GSAM's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

  Each Portfolio starts with a "base-line" or strategic allocation among the various asset classes. GSAM will then tactically deviate from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, GSAM's risk control process balances the amount any asset class can be overweighted or underweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. GSAM employs Goldman, Sachs & Co.'s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecasts with economic equilibrium in seeking to construct risk-controlled portfolios.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?


  The Portfolios are intended as an efficient and cost-effective method of giving investors access to four different portfolio mixes. The risk/return balance of each Portfolio is varied by the proportion of assets allocated to the different kinds of investments. For example, the Aggressive Growth Strategy Portfolio intends to invest substantially all of its assets in Underlying Funds that invest in equity securities. An investor seeking capital appreciation potential, with a longer time horizon and a tolerance for volatility, might choose this Portfolio. Conversely, an investor seeking a balance of income and growth, with a shorter time horizon and less tolerance for volatility, might choose the Income Strategy Portfolio or Growth and Income Strategy Portfolio, which invest a larger portion of their assets in Underlying Funds that invest in fixed income securities.

  Because the assets of each Portfolio are invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of a Portfolio to meet its investment objective is, therefore, also directly related to the ability of the Underlying Funds held to meet their objectives, as well as the allocation among those Underlying Funds by the Investment Adviser.

  The value of the Underlying Funds' investments, and the net asset values ("NAV") of the Shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. An Underlying Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques. In addition, investments by certain Underlying Funds in foreign issuers, currencies, real estate investment trusts and small market capitalization companies will expose those Funds to a higher degree of risk and price volatility. These investments include securities of issuers located in countries in Asia, Latin America, Eastern Europe and Africa whose economies or securities markets are considered not to be fully developed ("Emerging Countries"). Some

Underlying Funds may also invest in non-investment grade fixed-income securities (commonly referred to as "junk bonds"), which are considered to be speculative by traditional investment standards.

  An investor in the Portfolios should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through the Portfolios, an investor will incur not only a proportionate share of the expenses of the Underlying Funds (including operating costs and investment management fees), but also expenses of the Portfolios. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor.

  For a further description of the risks involved in an investment in the Portfolios and the Underlying Funds, see "Risk Factors and Special Considerations" and Appendix A to this Prospectus.

 WHO MANAGES THE PORTFOLIOS?


  Goldman Sachs Asset Management serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE PORTFOLIOS' SHARES?


  Goldman Sachs acts as distributor of each Portfolio's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?


  The Portfolios do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?


  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Portfolio are purchased at the current NAV without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Portfolios, has adopted a Service Plan with respect to the Service Shares which authorizes a Portfolio to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Portfolios, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Portfolios attributable to or held in the name of the Service Organization for its customers. This compensation is in addition to any other compensation, if any, a Service Organization may receive from its customers, the Trust or Goldman Sachs. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?


  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                                                      CAPITAL
                                       INVESTMENT INCOME DIVIDENDS     GAINS
PORTFOLIO                                   DECLARED AND PAID      DISTRIBUTIONS
---------                              --------------------------- -------------
Income Strategy.......................            Monthly            Annually
Growth and Income Strategy............          Quarterly            Annually
Growth Strategy.......................          Quarterly            Annually
Aggressive Growth Strategy............          Annually             Annually

  Recordholders of Service Shares may receive dividends and distributions in additional Service Shares of the Portfolio in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                                (SERVICE SHARES)


                                                GROWTH AND           AGGRESSIVE
                                       INCOME     INCOME    GROWTH     GROWTH
                                      STRATEGY   STRATEGY  STRATEGY   STRATEGY
                                      PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO
                                      --------- ---------- --------- ----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Pur-
  chases.............................   None       None      None       None
 Maximum Sales Charge Imposed on Re-
  invested Dividends.................   None       None      None       None
 Redemption Fees.....................   None       None      None       None
 Exchange Fees.......................   None       None      None       None
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
  net assets)/1/
 Management Fees (for asset
  allocation) (after applicable
  limitations)/2/....................   0.15%      0.15%     0.15%      0.15%
 Service Fees/3/.....................   0.50%      0.50%     0.50%      0.50%
Other Expenses:
 Other Expenses (after applicable
  limitations)/4/....................   0.04%      0.04%     0.04%      0.04%
Underlying Fund Expenses/1/..........   0.69%      0.79%     0.84%      0.90%
                                        ----       ----      ----       ----
TOTAL FUND OPERATING EXPENSES (after
 fee and expense limitations)/5/.....   1.38%      1.48%     1.53%      1.59%
                                        ====       ====      ====       ====

--------
/1/The Portfolios' operating expenses have been restated to reflect the fees and expenses in effect as of September 1, 1998. Underlying Fund expenses for each Portfolio are based upon the strategic allocation of each Portfolio's investment in the Underlying Funds and upon the total operating expenses of the Underlying Funds as in effect on September 1, 1998. Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds. For additional information on the total operating expenses of each Underlying Fund, please refer to "Expenses."
/2/The Investment Adviser has voluntarily agreed that a portion of the management fees would not be imposed on the Portfolios equal to 0.20%. Without such limitation, management fees would be 0.35% of each Portfolio's average daily net assets.
/3/Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts.
/4/The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management and service fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Portfolio's Service Shares), taxes, interest, brokerage fees, and litigation, indemnification and other extraordinary expenses) for each Portfolio to the extent such expenses exceed 0.00% of the Portfolio's average daily net assets.
/5/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of the Service Shares of the Portfolios would be as set forth below:

                                              GROWTH AND                      AGGRESSIVE
                            INCOME STRATEGY INCOME STRATEGY GROWTH STRATEGY GROWTH STRATEGY
                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                            --------------- --------------- --------------- ---------------
   Other Expenses..........      0.40%           0.17%           0.20%           0.33%
   Total Operating Ex-
    penses.................      1.94%           1.81%           1.89%           2.08%

  The Portfolios will invest only in Institutional Shares of the Underlying Funds and, accordingly, will not pay any sales load or distribution and service fees in connection with their investments in Shares of the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to Institutional Shareholders. The following example assumes the payment by each Portfolio of operating expenses at the levels set forth in the table above and of its pro rata share of the Institutional Share expenses of the Underlying Funds (also as set forth above) in which a Portfolio is invested.

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the end of each time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Income Strategy Portfolio........................................  $14     $44
Growth and Income Strategy Portfolio.............................  $15     $47
Growth Strategy Portfolio........................................  $16     $48
Aggressive Growth Strategy Portfolio.............................  $16     $50

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Portfolios. Each Portfolio also offers Class A, B, C and Institutional Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Class A, B, C and Institutional Shares of the Portfolios may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  In addition to the compensation itemized above, certain Service
Organizations may also receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Purchase of Service Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing tables is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear directly or indirectly. As stated, the information on the fees and expenses included in the tables and hypothetical example above is based on each Portfolio's fees and estimated expenses and allocation among the Underlying Funds, and should not be considered as representative of past or future expenses. Actual fees and expenses may be more or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return more or less than 5%. See "Management--Investment Adviser" and "Additional Services."

                      INVESTMENT OBJECTIVES AND POLICIES


  The four Portfolios described in this Prospectus are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds having different combinations of investments and different degrees of potential investment risk and reward. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

  The Income Strategy Portfolio's investment objective is to seek a high level of current income with greater stability of principal than an investment in equity securities alone. The Growth and Income Strategy Portfolio's investment objective is to seek long-term capital appreciation and current income. The Growth Strategy Portfolio's investment objective is to seek capital appreciation and secondarily current income. The Aggressive Growth Strategy Portfolio's investment objective is to seek capital appreciation. There can be no assurance that any Portfolio's investment objective will be achieved.

  In managing the Portfolios, the Investment Adviser will seek to maintain different allocations among the Underlying Equity Funds and the Underlying Fixed-Income Funds depending on a Portfolio's investment objective. The tables below illustrate the initial Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

     EQUITY/FIXED-INCOME RANGE (PERCENTAGE OF EACH PORTFOLIO'S NET ASSETS)

    NAME OF PORTFOLIO                                            TARGET  RANGE
    -----------------                                            ------ --------
Income Strategy Portfolio
  Equity........................................................   40%   20%-60%
  Fixed-Income..................................................   60%   40%-80%
Growth and Income Strategy Portfolio
  Equity........................................................   60%   40%-80%
  Fixed-Income..................................................   40%   20%-60%
Growth Strategy Portfolio
  Equity........................................................   80%  60%-100%
  Fixed-Income..................................................   20%    0%-40%
Aggressive Growth Strategy Portfolio
  Equity........................................................  100%  75%-100%
  Fixed-Income..................................................    0%    0%-25%

  The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objectives.

  Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will normally be invested in only some of the Underlying Funds at any particular time. A Portfolio's investment in any of the Underlying Funds may and, in some cases is expected to, exceed 25% of its total assets.

For example, the Growth Strategy and Aggressive Growth Strategy Portfolios are each expected to invest initially more than 25% of their assets in the Growth & Income Fund described below. Similarly, it is expected that the Aggressive Growth Strategy and Income Strategy Portfolios will invest more than 25% of their assets in the CORE International and Short Duration Government Funds, respectively. The Investment Adviser also expects that each Portfolio (in addition to those listed above) will initially invest a relatively significant percentage of its equity allocation in the Growth & Income, CORE Large Cap Growth and CORE International Equity Funds; that the Growth and Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds; and that the Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund. THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME FUND TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SEEKING THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

  Changes in the NAVs of the Underlying Funds will affect a Portfolio's NAV. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios' Shares will correspondingly fluctuate in value. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, a Portfolio may invest a portion of its assets in high quality, short-term debt obligations to maintain liquidity in order to meet shareholder redemptions and other short-term cash needs. These obligations may include commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations. There may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio invest without limitation in short-term obligations. A Portfolio may also borrow money for temporary or emergency purposes.

  Each Portfolio's turnover rate is expected not to exceed 50% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its Shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

  Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Portfolio cannot be changed without approval of a majority of the outstanding Shares of that Portfolio. Each Portfolio's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether that Portfolio remains an appropriate investment in light of their then current financial positions and needs.

  For information about the investment objectives of the Underlying Funds and their investment securities, techniques and risks, see "Description of the Underlying Funds" and Appendix A in this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


INVESTING IN UNDERLYING FUNDS

  The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The share prices and yields of both the Portfolios and the Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed-income markets. There can be no assurance that the investment objectives of any Portfolio or any Underlying Fund will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS

  Because each Portfolio invests in the Underlying Funds, shareholders of each Portfolio will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets each Portfolio allocates to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in Emerging Countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts and other issuers in the real estate industry; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

AFFILIATED PERSONS

  In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

EXPENSES

  An investor in a Portfolio should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through a Portfolio, an investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

                        DESCRIPTION OF UNDERLYING FUNDS


  The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of the Prospectus. A Portfolio may also invest in other Underlying Funds that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in Appendix A to this Prospectus, in the Additional Statement and in the prospectus of each of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds.

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  GROWTH AND IN-    Long-term growth of      At least 65% of total assets in
  COME FUND         capital and growth of    equity securities that are
                    income.                  considered to have favorable
                                             prospects for capital appreciation
                                             and/or dividend paying ability.
-------------------------------------------------------------------------------
  CORE U.S. EQUITY  Long-term growth of      At least 90% of total assets in
  FUND              capital and dividend     equity securities of U.S. issuers,
                    income.                  including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             large cap and blue chip equity
                                             securities representing all major
                                             sectors of the U.S. economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the S&P
                                             500 Index.
-------------------------------------------------------------------------------
  CORE LARGE CAP    Long-term growth of      At least 90% of total assets in
  GROWTH FUND       capital. Dividend income equity securities of U.S issuers,
                    is a secondary           including certain foreign issuers
                    consideration.           traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             equity securities of large cap
                                             U.S. issuers that are expected to
                                             have better prospects for earnings
                                             growth than the growth rate of the
                                             general domestic economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 1000 Growth Index.
-------------------------------------------------------------------------------
  CORE SMALL CAP    Long-term growth of      At least 90% of total assets in
  EQUITY FUND       capital.                 equity securities of U.S. issuers,
                                             including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its investment
                                             objective through a broadly
                                             diversified portfolio of equity
                                             securities of U.S. issuers which
                                             are included in the Russell 2000
                                             Index at the time of investment.
                                             The Fund's investments are
                                             selected using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 2000 Index.

                                                                    (continued)

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  CORE INTERNA-     Long-term growth of      At least 90% of total assets in
  TIONAL EQUITY     capital.                 equity securities of companies
  FUND                                       organized outside the United
                                             States or whose securities are
                                             principally traded outside the
                                             United States. The Fund seeks
                                             broad representation of large cap
                                             issuers across major countries and
                                             sectors of the international
                                             economy. The Fund's investments
                                             are selected using both a variety
                                             of quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             unhedged Morgan Stanley Capital
                                             International (MSCI) Europe,
                                             Australasia and Far East Index
                                             (the "EAFE Index"). The Fund may
                                             employ certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  CAPITAL GROWTH    Long-term capital        At least 90% of total assets in a
  FUND              growth.                  diversified portfolio of equity
                                             securities. Long-term capital
                                             appreciation potential is
                                             considered in selecting
                                             investments.
-------------------------------------------------------------------------------
  MID CAP EQUITY    Long-term capital        At least 65% of total assets in
  FUND              appreciation.            equity securities of companies
                                             with public stock market
                                             capitalizations within the range
                                             of the market capitalization of
                                             companies constituting the Russell
                                             Midcap Index at the time of the
                                             investment (currently between $400
                                             million and $16 billion).
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of companies organized
                                             outside the United States or whose
                                             securities are principally traded
                                             outside the United States. The
                                             Fund may employ certain currency
                                             management techniques.
-------------------------------------------------------------------------------
  SMALL CAP VALUE   Long-term capital        At least 65% of total assets in
  FUND              growth.                  equity securities of companies
                                             with public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment.
-------------------------------------------------------------------------------
  EMERGING MARKETS  Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of emerging country
                                             issuers. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  ASIA GROWTH FUND  Long-term capital        Substantially all, and at least
                    appreciation.            65%, of total assets in equity
                                             securities of companies in China,
                                             Hong Kong, India, Indonesia,
                                             Malaysia, Pakistan, the
                                             Philippines, Singapore, South
                                             Korea, Sri Lanka, Taiwan and
                                             Thailand. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  REAL ESTATE SE-   Total return comprised   Substantially all, and at least
  CURITIES FUND     of long-term growth of   80%, of total assets in a
                    capital and dividend     diversified portfolio of equity
                    income.                  securities of issuers that are
                                             primarily engaged in or related to
                                             the real estate industry. The Fund
                                             expects that a substantial portion
                                             of its total assets will be
                                             invested in real estate investment
                                             trusts ("REITS").
-------------------------------------------------------------------------------
  JAPANESE EQUITY   Long-term capital        Substantially all, and at least
  FUND              appreciation.            65%, of total assets in equity
                                             securities of Japanese companies.
                                             The Fund may employ certain
                                             currency management techniques.
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  SMALL CAP FUND    appreciation.            65%, of total assets in equity
                                             securities of companies with
                                             public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment
                                             that are organized outside the
                                             United States or whose securities
                                             are principally traded outside the
                                             United States. The Fund may employ
                                             certain currency management
                                             techniques.

                                                             APPROXIMATE
                                                              INTEREST
                          INVESTMENT       DURATION OR          RATE                          CREDIT         OTHER
      FUND NAMES          OBJECTIVES        MATURITY         SENSITIVITY INVESTMENT SECTOR   QUALITY      INVESTMENTS
----------------------  -------------- -------------------   ----------- ----------------- ------------ ---------------
FINANCIAL SQUARE PRIME  Maximize         Maximum Maturity of 3-month     Money market      High Quality N/A
OBLIGATIONS FUND        current income   Individual          bill        instruments       (short-term
                        to the extent    Investments =                   including U.S.    ratings of
                        consistent       13 months at time               Government        A-1, P-1 or
                        with the         of purchase                     Securities, U.S.  comparable
                        maintenance of   Maximum Dollar-                 bank obligations, quality).
                        liquidity.       Weighted Average                commercial paper
                                         Portfolio                       and other short-
                                         Maturity =                      term obligations
                                         90 days                         of U.S.
                                                                         corporations,
                                                                         governmental and
                                                                         other entities,
                                                                         and related
                                                                         repurchase
                                                                         agreements.
-----------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE         A high level     Target Duration =   9-month     At least 65% of   U.S.         Fixed-rate
GOVERNMENT FUND         of current       6-month to 1-year   note        total assets in   Government   mortgage pass-
                        income,          U.S. Treasury                   securities issued Securities   through
                        consistent       Security                        or guaranteed by               securities and
                        with low         Maximum Duration*=              the U.S.                       repurchase
                        volatility of    2 years                         government, its                agreements
                        principal.                                       agencies,                      collateralized
                                                                         instrumentalities              by U.S.
                                                                         or sponsored                   Government
                                                                         enterprises                    Securities.
                                                                         ("U.S. Government
                                                                         Securities") that
                                                                         are adjustable
                                                                         rate mortgage
                                                                         pass-through
                                                                         securities and
                                                                         other mortgage
                                                                         securities with
                                                                         periodic interest
                                                                         rate resets.
-----------------------------------------------------------------------------------------------------------------------
SHORT DURATION          A high level     Target Duration =   2-year      At least 65% of   U.S.         Mortgage pass-
GOVERNMENT FUND         of current       2-year U.S.         bond        total assets in   Government   through
                        income and       Treasury Security               U.S. Government   Securities   securities and
                        secondarily,     plus or minus .5                Securities and                 other
                        in seeking       years Maximum                   repurchase                     securities
                        current          Duration*= 3 years              agreements                     representing an
                        income, may                                      collateralized by              interest in or
                        also consider                                    such securities.               collateralized
                        the potential                                                                   by mortgage
                        for capital                                                                     loans.
                        appreciation.
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME FUND  A high level     Target Duration =   5-year      At least 65% of   U.S.         Non-government
                        of current       Lehman Brothers     bond        assets in U.S.    Government   mortgage pass-
                        income,          Mutual Fund                     Government        Securities   through
                        consistent       Government/Mortgage             Securities,       and non-U.S. securities,
                        with safety of   Index plus or minus             including         Government   asset-backed
                        principal.       1 year                          mortgage-backed   Securities = securities and
                                         Maximum                         U.S. Government   AAA/Aaa      corporate
                                         Duration*= 6 years              Securities and                 fixed-income
                                                                         repurchase                     securities.
                                                                         agreements
                                                                         collateralized by
                                                                         such securities.

                                                      APPROXIMATE
                                                       INTEREST
                          INVESTMENT    DURATION OR      RATE                          CREDIT           OTHER
      FUND NAMES          OBJECTIVES      MATURITY    SENSITIVITY INVESTMENT SECTOR    QUALITY       INVESTMENTS
----------------------  -------------- -------------- ----------- ----------------  -------------  ---------------
CORE FIXED INCOME FUND  Total return   Target         5-year      At least 65% of   Minimum =      Foreign fixed-
                        consisting of  Duration =     bond        assets in fixed-  BBB/Baa        income,
                        capital        Lehman                     income            Minimum for    municipal and
                        appreciation   Brothers                   securities,       non-dollar     convertible
                        and income     Aggregate Bond             including U.S.    securities =   securities,
                        that exceeds   Index plus or              Government        AA/Aa          foreign
                        the total      minus                      Securities,                      currencies and
                        return of the  1 year                     corporate,                       repurchase
                        Lehman         Maximum                    mortgage-backed                  agreements
                        Brothers       Duration*=  6              and asset-backed                 collateralized
                        Aggregate Bond years                      securities.                      by U.S.
                        Index.                                                                     Government
                                                                                                   Securities.
------------------------------------------------------------------------------------------------------------------
GLOBAL INCOME FUND      A high total   Target         6-year      Securities of     Minimum =      Mortgage and
                        return,        Duration =     bond        U.S. and foreign  BBB/Baa        asset-backed
                        emphasizing    J.P. Morgan                governments and   At least       securities,
                        current        Global                     corporations.     50% = AAA/Aaa  foreign
                        income, and,   Government                                                  currencies and
                        to a lesser    Bond Index                                                  repurchase
                        extent,        (hedged) plus                                               agreements
                        providing      or minus 2.5                                                collateralized
                        opportunities  years Maximum                                               by U.S.
                        for capital    Duration*= 7.5                                              Government
                        appreciation.  years                                                       Securities or
                                                                                                   certain foreign
                                                                                                   government
                                                                                                   securities.
------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND         A high level   Target         6-year      Except for        At least       Mortgage-backed
                        of current     Duration =     bond        temporary         65% = BB/Ba    and asset-
                        income and     Lehman                     defensive         or below       backed
                        capital        Brothers High              purposes, at                     securities,
                        appreciation.  Yield Bond                 least 65% of                     U.S. Government
                                       Index plus or              assets in fixed-                 Securities,
                                       minus 2.5                  income                           investment
                                       years                      securities rated                 grade corporate
                                       Maximum                    below investment                 fixed-income
                                       Duration*= 7.5             grade, including                 securities,
                                       years                      U.S. and non-                    structured
                                                                  U.S. dollar                      securities,
                                                                  corporate debt,                  foreign
                                                                  foreign                          currencies and
                                                                  government                       repurchase
                                                                  securities,                      agreements
                                                                  convertible                      collateralized
                                                                  securities and                   by U.S.
                                                                  preferred stock.                 Government
                                                                                                   Securities.

-----
* Under normal interest rate conditions.

  In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies. The risks of the Underlying Funds are determined by the nature of the securities held and the investment strategies used by the Funds' investment advisers. Certain of these policies are described below and further information about the investment policies, strategies and risks of the Underlying Funds is contained in Appendix A to this Prospectus and in the Additional Statement as well as the prospectuses of the Underlying Funds.

UNDERLYING EQUITY FUNDS

  The Underlying Equity Funds may purchase common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing securities, a Fund's investment adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. An investment adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Fund will generally be sold when an investment adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  DOMESTIC VALUE STYLE FUNDS. The Growth and Income, Mid Cap Equity and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

  Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

  DOMESTIC GROWTH STYLE FUND. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for the Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

  QUANTITATIVE STYLE FUNDS. The CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of a U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment adviser, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

  In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Quantitative Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

  ACTIVELY MANAGED INTERNATIONAL FUNDS. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  REAL ESTATE SECURITIES FUND. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

UNDERLYING FIXED-INCOME FUNDS

  The investment advisers of the Underlying Fixed-Income Funds may, in accordance with the respective Funds' investment objectives and policies, purchase all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

  As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obligations Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

  The Underlying Funds may employ certain active management techniques to manage their duration and term structure, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and other investment practices, as described in Appendix A to this Prospectus.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise the Portfolios' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to each Portfolio and, except as noted, to each Underlying Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Adviser, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups. Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

  Under the Management Agreement, the Investment Adviser also: (a) supervises all non-advisory operations of each Portfolio; (b) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (c) at each Portfolio's expense arranges for (i) the preparation of all required tax returns, (ii) the preparation and submission of reports to existing shareholders, (iii) the periodic updating of prospectuses and Additional Statements (iv) the preparation of reports to be filed with the SEC and other regulatory authorities; (d) maintains each Portfolio's records; and (e) provides office space and all necessary office equipment and services.

FUND MANAGERS

-------------------------------------------------------------------------------

                         YEARS PRIMARILY
     NAME AND TITLE        RESPONSIBLE          FIVE YEAR EMPLOYMENT HISTORY
------------------------ --------------- -------------------------------------------
 Mark M. Carhart, Ph.D.,   Since 1998    Mr. Carhart joined the Investment Adviser
 CFA                                     in 1997 as a member of the Quantitative
 Vice President, Co-Head                 Research and Risk Management team. From
 Quantitative Research                   August 1995 to September 1997, he was
 and Senior Portfolio                    Assistant Professor of Finance at the
 Manager                                 Marshall School of Business at USC and a
                                         Senior Fellow of the Wharton Financial
                                         Institutions Center.
------------------------------------------------------------------------------------
 Raymond J. Iwanowski      Since 1998    Mr. Iwanowski joined the Investment Adviser
 Vice President, Co-Head                 in 1998. Prior to joining the Investment
 Quantitative Research                   Adviser, he spent three years at Salomon
 and Senior Portfolio                    Brothers, where he was a Vice President and
 Manager                                 head of the Fixed Derivatives Client
                                         Research group.
------------------------------------------------------------------------------------
 Neil Chriss, Ph.D.        Since 1998    Mr. Chriss joined the Investment Adviser in
 Vice President and                      1998. From 1996 to 1998, he worked in the
 Portfolio Manager                       equity division of Morgan Stanley Dean
                                         Witter. From 1994 to 1996, he was a post-
                                         doctoral fellow in the Mathematics
                                         Department of Harvard University.
------------------------------------------------------------------------------------
 Georgio DeSantis, Ph.D.   Since 1998    Mr. DeSantis joined the Investment Adviser
 Vice President and                      in 1998. From 1992 to 1998, he was
 Portfolio Manager                       Assistant Professor of Finance and Business
                                         Economics at the Marshall School of
                                         Business at USC.
------------------------------------------------------------------------------------
 William J. Fallon,        Since 1998    Mr. Fallon joined the Investment Adviser in
 Ph.D.                                   1998. From 1996 to 1998, he worked in the
 Vice President and                      Firmwide Risk Group of Goldman, Sachs & Co.
 Portfolio Manager                       From 1991 to 1996, he attended Columbia
                                         University, where he earned a Ph.D. in
                                         Finance.
------------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.     Since 1998    Mr. He joined the Investment Adviser in
 Vice President and                      1998. In 1997, he worked in the Firmwide
 Portfolio Manager                       Risk Group of Goldman, Sachs & Co. From
                                         1992 to 1997, he worked at Quantitative
                                         Financial Strategies, Inc.


  It is the responsibility of the investment adviser of each Underlying Fund to make the investment decisions for that Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for a Fund, its investment adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Underlying Fund. See the Additional Statement for a further description of the investment adviser's brokerage allocation practices.

  As compensation for its services and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at the annual rate equal to 0.35% of each Portfolio's average daily net assets. The Investment Adviser has voluntarily agreed to waive 0.20% of this fee. The Investment Adviser may discontinue or modify its voluntary waiver in the future in its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Portfolios (excluding management and service fees, transfer agency fees, taxes, interest, brokerage fees, and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.00% per annum of a Portfolio's average daily net assets. Such reductions or limits, if any, may be discontinued or modified by the Investment Adviser in its discretion at any time.

  In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The contractual management fee payable to GSAM and/or its affiliates by each of the Underlying Funds in which the Portfolios may invest is set forth below under "Expenses."

  In performing its investment advisory services, the investment adviser of an Underlying Fund, while remaining ultimately responsible for the management of the Fund, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the investment adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Funds' investment advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit the investment activities of an Underlying Fund. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds.The results of the investment activities of an Underlying Fund, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Portfolios and the Underlying Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, the activities of an Underlying Fund may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of each Portfolio's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Portfolio's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Portfolio by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to receive a transfer agency fee with respect to each Portfolio's Service Shares equal, on an annual basis, to 0.04% of average daily net assets. Shareholders with inquiries regarding a Portfolio should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Portfolio service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.


                                   EXPENSES


  The Portfolios are responsible for the payment of their expenses. The expenses include, without limitation, asset allocation; custodial and transfer agency fees; service fees paid to Service Organizations; brokerage fees and commissions; filing fees for the registration or qualification of the Portfolios' Shares under federal or state securities laws: organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance; fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Portfolios); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities, compensation and expenses of the Trust's "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

  The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those of investment companies that do not invest in other mutual funds. These increased expenses stem from the fact that investors must indirectly pay a portion of the operating costs of the Underlying Funds. The structure of the Portfolios will, however, reduce any layering of costs in the following manner: (a) any fees charged to the Portfolios under the Management Agreement are for services that are in addition to, and not duplicative of, services provided under any Underlying Fund's management agreement; (b) the Portfolios pay no front-end or contingent deferred sales charges in connection with the purchase or redemption of Shares of the Underlying Funds; (c) the Portfolios do not pay any sales charges, distribution-related fees or service fees related to the Shares of the Underlying Funds; (d) custodial and other fees charged by both the Portfolios and the Underlying Funds are not redundant inasmuch as distinct services are being provided at each level; and (e) any additional incremental cost incurred by investing in the Portfolios is in return for a substantial investment management service, namely the initial and ongoing asset allocation of investments made in the Underlying Funds, and provision of meaningful additional diversification benefits.

  The following chart shows the total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund for the Fund's most recent fiscal year (except as indicated). In addition, the following chart shows the contractual investment management fees payable to GSAM and its affiliates by the Underlying Funds (in each case as an annualized percentage of the Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                  CONTRACTUAL   TOTAL OPERATING
    UNDERLYING FUNDS                             MANAGEMENT FEE EXPENSE RATIO*
    ----------------                             -------------- ---------------
Short Duration Government Fund..................      0.50%          0.54%
Adjustable Rate Government Fund.................      0.40%          0.49%
Core Fixed-Income Fund..........................      0.40%          0.54%
Government Income Fund..........................      0.65%          0.58%
Global Income Fund..............................      0.90%          0.69%
High Yield Fund.................................      0.70%          0.76%
Growth & Income Fund............................      0.70%          0.79%
CORE U.S. Equity Fund...........................      0.75%          0.74%
CORE Large Cap Growth Fund......................      0.75%          0.64%
CORE Small Cap Equity Fund......................      0.85%          0.93%
Capital Growth Fund.............................      1.00%          1.04%
CORE International Equity Fund..................      0.85%          1.01%
Mid Cap Equity Fund.............................      0.75%          0.89%
Small Cap Value Fund............................      1.00%          1.10%
International Equity Fund.......................      1.00%          1.14%
Japanese Equity Fund............................      1.00%          1.05%
International Small Cap Fund....................      1.20%          1.40%
Emerging Markets Equity Fund....................      1.20%          1.39%
Asia Growth Fund................................      1.00%          1.20%
Real Estate Securities Fund.....................      1.00%          1.04%
Financial Square Prime Obligations Money Market
 Fund...........................................     0.205%          0.18%

--------
* Operating expenses of Institutional Shares for the Underlying Funds have been restated to reflect fees and expenses in effect as of September 1, 1998.

                                NET ASSET VALUE


  The NAV per Share of each class of a Portfolio is calculated by the Portfolio's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). NAV per Share of each class is calculated by determining the net assets attributed to each class and dividing by the number of outstanding Shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION


  From time to time each Portfolio may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Portfolios compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Portfolios' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share on the last day of the period for which the distribution rate is being calculated.

  Each Portfolio's total return, yield and distribution rate will be calculated separately for each class of Shares in existence. Because each class of Shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of Shares for the same period will differ. See "Shares of the Trust."

  Each Portfolio's performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Portfolios. The investment results of a Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Portfolios may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such shareholders. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio Shares and any dividends and distributions paid by a Portfolio are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Portfolio is treated as a separate entity for tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company and qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, a Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Portfolio or an Underlying Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. A portion of each Portfolio's dividends may generally qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Portfolios.

  Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Portfolios may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Portfolios. A state income (and possibly local income and/or intangible property) tax exemption may be generally available to the extent (if any) a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Portfolios, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Portfolios, has adopted a Service Plan with respect to the Service Shares which authorizes a Portfolio to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Portfolios, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Portfolios attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  The Trust may authorize certain Service Organizations to accept on the Trust's behalf orders placed by their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a Business Day, and the order will be priced at a Portfolio's net asset value per share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer may contact its Service Organization to learn whether the Service Organization is authorized to accept orders. Service Organizations that are authorized to accept orders for the Trust may receive payments from the Portfolios or Goldman Sachs that are in addition to the payments payable by the Trust under the Service Plan.

  Holders of Service Shares of a Portfolio bear the expenses and fees paid to Service Organizations under the Service Plan as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in a Portfolio. The Trust, on behalf of the Portfolios, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organizations.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Portfolios will receive an annual report containing audited financial statements and a semiannual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Portfolio on its outstanding Service Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Portfolio. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Portfolio.

  The election to reinvest dividends and distributions paid by a Portfolio in additional Service Shares of the Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Service Shares of a Portfolio.

  Each Portfolio intends that all or substantially all of its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Income Strategy Portfolio will pay dividends from net investment income monthly. The Growth and Income Strategy Portfolio and Growth Strategy Portfolio will each pay dividends from net investment income quarterly. The Aggressive Growth Strategy Portfolio will pay dividends from net investment income annually. Each Portfolio will pay dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Portfolio a portion of the NAV per Share may be represented by undistributed income of the Portfolio or realized or unrealized appreciation of the Portfolio's investments. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                          PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order by Goldman Sachs from a Service Organization. (See "Additional Services" for a description of limited situations where a Service Organization or another intermediary may be authorized to accept orders for the Portfolios.) No sales load will be charged. Currently, each Portfolio's NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Service Shares of the Portfolio must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street Bank and Trust Company ("State Street"). In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Asset Allocation Portfolios--Name of Portfolio and Class of Shares" and should be directed to "Goldman Sachs Asset Allocation Portfolios-- Name of Portfolio and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Portfolios do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to selected Service Organizations and other persons in connection with the sale of Shares of the Portfolios, the Underlying Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time customers' assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Portfolios and Goldman Sachs each reserve the right to redeem the Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares of a Portfolio to avoid such redemption.

  The Portfolios and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Service Shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio.

  In the sole discretion of Goldman Sachs, a Portfolio may accept securities instead of cash for the purchase of Shares of the Portfolio. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Portfolio's investment objectives, restrictions and policies and are desirable investments for the Portfolio.


                              EXCHANGE PRIVILEGE


  Service Shares of a Portfolio may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Asset Allocation Portfolios--Name of Portfolio and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Portfolio's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other Fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Service Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES


  The Portfolios will redeem their Service Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after receipt of a request in proper form by Goldman Sachs. (See "Additional Services" for a description of limited situations where a Service Organization or another intermediary may be authorized to accept requests for the Portfolios.) If Service Shares to be redeemed were recently purchased by check, a Portfolio may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by a Service Organization by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolios, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Portfolios, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                                  APPENDIX A


  This Appendix describes various investments and investment techniques that may be used by the Underlying Funds. This Appendix also describes certain risks associated with these investments and techniques. Further information is provided in the Additional Statement and in the prospectuses of the Underlying Funds.

  As noted above, the Underlying Equity Funds invest primarily in common stocks and other equity securities (including real estate investment trusts), and the Underlying Fixed-Income Funds invest primarily in fixed income securities. The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

  (1) DESCRIPTION OF INVESTMENTS AND INVESTMENT TECHNIQUES OF THE UNDERLYING
                                     FUNDS

CONVERTIBLE SECURITIES

  The Underlying Funds may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the investment adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which certain of the Underlying Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Underlying Fund's investment policies.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, the other Underlying Equity Funds may invest in REITs from time to time. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

FOREIGN INVESTMENTS

  Foreign Securities. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and policies. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Underlying Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  Investments in ADRs, EDRs and GDRs. Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, the Underlying Funds may avoid currency risks during the settlement period for purchases and sales.

  Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because certain Underlying Funds may have currency exposure independent of their securities positions, the value of the assets of the Underlying Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Underlying Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies.

  An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

  Certain of the Underlying Funds may enter into currency swaps, which involve the exchange by the Underlying Fund with another party for their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

FIXED-INCOME SECURITIES

  U.S. Government Securities. The Underlying Funds may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

  Foreign Government Securities. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Mortgage-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Underlying Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Underlying Fund from taking advantage of such higher yields.

  Adjustable Rate Mortgage-Backed Securities ("ARMS"). ARMS allow the Underlying Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Underlying Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Underlying Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  The Underlying Funds may invest in Mortgage-Backed Securities issued or sponsored by both government and non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. In order to receive a high quality rating from the rating organizations (e.g., S&P or Moody's), privately issued Mortgaged-Backed Securities normally are structured with one or more types of "credit enhancement."

  The Underlying Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  The Underlying Fixed-Income Funds may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced

Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  Asset-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds, the Adjustable Rate Government Fund and the Short Duration Government Fund) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  Corporate and Bank Obligations. The Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign corporations and banks. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  Structured Securities. The Underlying Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  Municipal Securities. The Core Fixed Income and High Yield Funds may make limited investments in instruments issued by state and local governmental issuers. These securities may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

  Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation
Bonds. Each Underlying Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Underlying Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

  Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the four CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described further below under "Risks of Investing in Non-Investment Grade Fixed-Income Securities." See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  An Underlying Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Underlying Fund's investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Underlying Fund's investment portfolio, the investment performance of the Underlying Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Underlying Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  An Underlying Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, certain Underlying Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Underlying Fund has written is exercised, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Underlying Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, an Underlying Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.

  The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities or currencies, require the Underlying Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Underlying Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while the Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. The loss incurred by the Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Underlying Fund's NAV. The profitability of the Underlying Fund's trading in futures to seek to increase total return depends upon the ability of the investment adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Underlying Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Underlying Equity Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the

SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that its Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Underlying Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Underlying Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. Each Underlying Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although the Underlying Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate to do so. The Underlying Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  No Underlying Fund will invest more than 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter-options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the

Securities Act of 1933 and, therefore, is liquid. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a market exists.

REPURCHASE AGREEMENTS

  The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Each Underlying Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  The Underlying Funds may also seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). A loss or delay in the recovery of securities could result if the institution which borrows securities breaches its agreement with the Underlying Fund.

SHORT SALES AGAINST-THE-BOX

  Certain Underlying Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Underlying Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Underlying Fund's net assets (determined at the time of the short sale) may be subject to such short sales.

MORTGAGE DOLLAR ROLLS

  The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into mortgage "dollar rolls" in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund.

TEMPORARY INVESTMENTS

  Each Underlying Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Equity Funds and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in high quality fixed income securities. When assets are invested in such instruments, an Underlying Fund may not be achieving its investment objective.

PORTFOLIO TURNOVER

  The turnover rates of the Underlying Funds have ranged from 41% to 396% during their most recent fiscal years. There can be no assurance that the turnover rates of these Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and higher expenses being incurred by the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains being incurred by shareholders.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Underlying Fund may engage in the following techniques and investments: (i) mortgage swaps, credit swaps, index swaps and interest rate swaps, caps, floors and collars (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (ii) yield curve options and inverse floating rate securities (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (iii) loan participations (High Yield Fund only), (iv) other investment companies,
(v) unseasoned companies, (vi) custodial receipts, and (vii) reverse repurchase agreements for investment purposes (Underlying Fixed-Income Funds only).

  In addition, each Underlying Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. An Underlying Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets.

                      (2) RELATED ADDITIONAL RISK FACTORS

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS

  Investing in the securities of small capitalization companies and REITs involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger capitalization companies. An Underlying Fund may invest in securities of small capitalization companies and REITs that have experienced financial difficulties or are in an early development stage. Other risks associated with REITs are discussed in this Appendix A under "Real Estate Investment Trusts ('REITs')."

SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING MARKETS

  Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed in this Appendix A under "Foreign Investments." The International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one Emerging Country. The Growth and Income, Small Cap Value, Mid Cap Equity, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in Emerging Countries.

  Many Emerging Countries are subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. The governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  The securities markets of Emerging Countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The Underlying Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In addition, settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve the Underlying Fund's delivery of securities before receipt of payment for their sale. Significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

  The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per Share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

  When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and an Underlying Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  The Underlying Funds may invest in various types of derivative debt securities that present more complex types of interest rate risks. These risks include call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and an Underlying Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased, and the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from the inability to invest in higher yielding securities.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES

  Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

RISKS OF OTHER DERIVATIVE TRANSACTIONS

  An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-DIVERSIFICATION

  The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a single foreign country. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

                                  APPENDIX B


   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Portfolio with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Portfolio for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Portfolio's receipt of your TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Portfolio in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

ASSET ALLOCATION PORTFOLIOS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES


LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AAPROSVC
501425

--------------------------------------------------------------------------------
PROSPECTUS
January 1, 1998, as revised      GOLDMAN SACHS
September 1, 1998         ASSET ALLOCATION PORTFOLIOS
                              INSTITUTIONAL SHARES

  The Goldman Sachs Asset Allocation Portfolios (the "Portfolios") are professionally-managed portfolios designed to take advantage of the benefits of asset allocation. Each Portfolio has a separate objective, which it seeks to achieve by investing in a number of other Goldman Sachs mutual funds (the "Underlying Funds").

GOLDMAN SACHS INCOME STRATEGY PORTFOLIO
  Seeks a high level of current income with greater stability of principal than an investment in equity securities alone.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  Seeks long-term capital appreciation and current income.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation and secondarily current income.

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
  Seeks capital appreciation.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM and its affiliates also provide advisory services to the Underlying Funds. GSAM is also referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as the Portfolios' distributor and transfer agent.

INSTITUTIONAL SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Portfolios that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated January 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Portfolios which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Portfolio Highlights................   2
Fees and Expenses...................   6
Investment Objectives and Policies..   8
Risk Factors and Special
 Considerations.....................  10
Description of Underlying Funds.....  11
Management..........................  18
Expenses............................  21
Net Asset Value.....................  23
Performance Information.............  23
Shares of the Trust.................  24

                                     PAGE
                                     ----
Taxation............................  24
Additional Information..............  25
Reports to Shareholders.............  26
Dividends...........................  26
Purchase of Institutional Shares....  26
Exchange Privilege..................  29
Redemption of Institutional Shares..  29
Appendix A.......................... A-1
Appendix B.......................... B-1
Account Application

                              PORTFOLIO HIGHLIGHTS


   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment portfolios (commonly known as mutual funds). Each Portfolio pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Portfolio's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

   Each Portfolio has distinct investment objectives and policies. Each Portfolio seeks to achieve its objectives by investing in a combination of Underlying Funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter. Some of these Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerances and financial circumstances. For a further description of the Portfolios' investment objectives and policies, see "Investment Objectives and Policies."

--------------------------------------------------------------------------------

   PORTFOLIO NAMES   INVESTMENT OBJECTIVES               INVESTMENT CRITERIA
  ----------------  ------------------------ -------------------------------------------
  GOLDMAN SACHS     High level of current    Under normal conditions, approximately 60%
  INCOME STRATEGY   income with greater      of the Portfolio's total assets will be
  PORTFOLIO         stability of principal   allocated among Underlying Fixed-Income
                    than an investment in    Funds. Allocation to Underlying Equity
                    equity securities alone. Funds is intended to add diversification and enhance returns, but will also add some
                                             volatility.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Long-term capital        Under normal conditions, approximately 60%
  GROWTH AND        appreciation and current of the Portfolio's total assets will be
  INCOME STRATEGY   income.                  allocated among Underlying Equity Funds,
  PORTFOLIO                                  which are intended to provide the capital
                                             appreciation component. Allocation to
                                             Underlying Fixed-Income Funds is intended
                                             to provide the income component.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation and Under normal conditions, approximately 80%
  GROWTH STRATEGY   secondarily current      of the Portfolio's total assets will be
  PORTFOLIO         income.                  allocated among Underlying Equity Funds,
                                             with a blend of domestic large cap, small
                                             cap and international exposure to seek
                                             capital appreciation. Allocation to
                                             Underlying Fixed-Income Funds is to provide
                                             diversification.
----------------------------------------------------------------------------------------
  GOLDMAN SACHS     Capital appreciation.    Under normal conditions, substantially all
  AGGRESSIVE                                 of the Portfolio's total assets will be
  GROWTH STRATEGY                            allocated among Underlying Equity Funds,
  PORTFOLIO                                  with a greater focus on small cap and
                                             international investments.

 WHAT IS GOLDMAN SACHS ASSET MANAGEMENT'S GLOBAL ASSET ALLOCATION PROCESS?

  The Quantitative Research Group at GSAM uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. GSAM's models use financial and economic variables to capture fundamental relationships that it believes make sense. While GSAM's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

  Each Portfolio starts with a "base-line" or strategic allocation among the various asset classes. GSAM will then tactically deviate from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, GSAM's risk control process balances the amount any asset class can be overweighted or underweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. GSAM employs Goldman, Sachs & Co.'s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecasts with economic equilibrium in seeking to construct risk-controlled portfolios.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  The Portfolios are intended as an efficient and cost-effective method of giving investors access to four different portfolio mixes. The risk/return balance of each Portfolio is varied by the proportion of assets allocated to the different kinds of investments. For example, the Aggressive Growth Strategy Portfolio intends to invest substantially all of its assets in Underlying Funds that invest in equity securities. An investor seeking capital appreciation potential, with a longer time horizon and a tolerance for volatility, might choose this Portfolio. Conversely, an investor seeking a balance of income and growth, with a shorter time horizon and less tolerance for volatility, might choose the Income Strategy Portfolio or Growth and Income Strategy Portfolio, which invest a larger portion of their assets in Underlying Funds that invest in fixed income securities.

  Because the assets of each Portfolio are invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of a Portfolio to meet its investment objective is, therefore, also directly related to the ability of the Underlying Funds held to meet their objectives, as well as the allocation among those Underlying Funds by the Investment Adviser.

  The value of the Underlying Funds' investments, and the net asset values ("NAV") of the Shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. An Underlying Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques. In addition, investments by certain Underlying Funds in foreign issuers, currencies, real estate investment trusts and small market capitalization companies will expose those Funds to a higher degree of risk and price volatility. These investments include securities of issuers located in countries in Asia, Latin America, Eastern Europe and Africa whose economies or securities markets are considered not to be fully developed ("Emerging Countries"). Some Underlying Funds may also invest in non-investment grade fixed-income securities (commonly referred to as "junk bonds"), which are considered to be speculative by traditional investment standards.

  An investor in the Portfolios should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through the Portfolios, an investor will incur not only a proportionate share of the expenses of the Underlying Funds (including operating costs and investment management fees), but also expenses of the Portfolios. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor.

  For a further description of the risks involved in an investment in the Portfolios and the Underlying Funds, see "Risk Factors and Special Considerations" and Appendix A to this Prospectus.

 WHO MANAGES THE PORTFOLIOS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE PORTFOLIOS' SHARES?

  Goldman Sachs acts as distributor of each Portfolio's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 or $10,000,000 (depending upon an investor's eligibility) in Institutional Shares of a Portfolio alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible Fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Portfolios through Goldman Sachs. Institutional Shares are purchased at the current NAV without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                 INVESTMENT INCOME    CAPITAL
                                                     DIVIDENDS         GAINS
PORTFOLIO                                        DECLARED AND PAID DISTRIBUTIONS
---------                                        ----------------- -------------
Income Strategy.................................       Monthly       Annually
Growth and Income Strategy......................     Quarterly       Annually
Growth Strategy.................................     Quarterly       Annually
Aggressive Growth Strategy......................      Annually       Annually

  Recordholders of Institutional Shares may receive dividends and distributions in additional Institutional Shares of the Portfolio in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)


                                                GROWTH AND           AGGRESSIVE
                                       INCOME     INCOME    GROWTH     GROWTH
                                      STRATEGY   STRATEGY  STRATEGY   STRATEGY
                                      PORTFOLIO PORTFOLIO  PORTFOLIO PORTFOLIO
                                      --------- ---------- --------- ----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Pur-
  chases.............................   None       None      None       None
 Maximum Sales Charge Imposed on Re-
  invested Dividends.................   None       None      None       None
 Redemption Fees.....................   None       None      None       None
 Exchange Fees.......................   None       None      None       None
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
  net assets)/1/
 Management Fees (for asset
  allocation) (after applicable
  limitations)/2/....................   0.15%      0.15%     0.15%      0.15%
 Distribution Fees...................   None       None      None       None
Other Expenses:
 Other Expenses (after fee and ex-
  pense limitations)/3/..............   0.04%      0.04%     0.04%      0.04%
Underlying Fund Expenses/1/..........   0.69%      0.79%     0.84%      0.90%
                                        ----       ----      ----       ----
TOTAL FUND OPERATING EXPENSES (after
 expense limitations)/4/.............   0.88%      0.98%     1.03%      1.09%
                                        ====       ====      ====       ====

--------
/1/The Portfolios' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998. Underlying Fund expenses for each Portfolio are based upon the strategic allocation of each Portfolio's investment in the Underlying Funds and upon the total operating expenses of the Underlying Funds as in effect on September 1, 1998. Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds. For additional information on the total operating expenses of each Underlying Fund, please refer to "Expenses."
/2/The Investment Adviser has voluntarily agreed that a portion of the management fees would not be imposed on the Portfolios equal to 0.20%. Without such limitation, management fees would be 0.35% of each Portfolio's average daily net assets.
/3/The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Portfolio's Institutional Shares), taxes, interest, brokerage fees, and litigation, indemnification and other extraordinary expenses) for each Portfolio to the extent such expenses exceed 0.00% of the Portfolio's average daily net assets.
/4/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of the Institutional Shares of the Portfolios would be as set forth below:

                                              GROWTH AND                      AGGRESSIVE
                            INCOME STRATEGY INCOME STRATEGY GROWTH STRATEGY GROWTH STRATEGY
                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                            --------------- --------------- --------------- ---------------
   Other Expenses..........      0.40%           0.17%           0.20%           0.33%
   Total Operating Ex-
    penses.................      1.44%           1.31%           1.39%           1.58%

  The Portfolios will invest only in Institutional Shares of the Underlying Funds and, accordingly, will not pay any sales load or distribution and service fees in connection with their investments in Shares of the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to Institutional Shareholders. The following example assumes the payment by each Portfolio of operating expenses at the levels set forth in the table above and of its pro rata share of the Institutional Share expenses of the Underlying Funds (also as set forth above) in which a Portfolio is invested.

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return; and (2) redemption at the end of each time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Income Strategy Portfolio........................................  $ 9     $28
Growth and Income Strategy Portfolio.............................  $10     $31
Growth Strategy Portfolio........................................  $11     $33
Aggressive Growth Strategy Portfolio.............................  $11     $35

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Portfolios. Each Portfolio also offers Class A, B, C and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Class A, B, C and Service Shares of the Portfolios may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  Institutions that invest in Institutional Shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. Such fees, if any, may affect the return such customers realize with respect to their investments.

  Certain institutions may also receive other compensation in connection with the sale and distribution of such Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Purchase of Institutional Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing tables is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear directly or indirectly. As stated, the information on the fees and expenses included in the tables and hypothetical example above is based on each Portfolio's fees and estimated expenses and allocation among the Underlying Funds, and should not be considered as representative of past or future expenses. Actual fees and expenses may be more or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return more or less than 5%. See "Management--Investment Adviser."

                      INVESTMENT OBJECTIVES AND POLICIES

  The four Portfolios described in this Prospectus are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds having different combinations of investments and different degrees of potential investment risk and reward. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

  The Income Strategy Portfolio's investment objective is to seek a high level of current income with greater stability of principal than an investment in equity securities alone. The Growth and Income Strategy Portfolio's investment objective is to seek long-term capital appreciation and current income. The Growth Strategy Portfolio's investment objective is to seek capital appreciation and secondarily current income. The Aggressive Growth Strategy Portfolio's investment objective is to seek capital appreciation. There can be no assurance that any Portfolio's investment objective will be achieved.

  In managing the Portfolios, the Investment Adviser will seek to maintain different allocations among the Underlying Equity Funds and the Underlying Fixed-Income Funds depending on a Portfolio's investment objective. The tables below illustrate the initial Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

     EQUITY/FIXED-INCOME RANGE (PERCENTAGE OF EACH PORTFOLIO'S NET ASSETS)

    NAME OF PORTFOLIO                                            TARGET  RANGE
    -----------------                                            ------ --------
Income Strategy Portfolio
  Equity........................................................   40%   20%-60%
  Fixed-Income..................................................   60%   40%-80%
Growth and Income Strategy Portfolio
  Equity........................................................   60%   40%-80%
  Fixed-Income..................................................   40%   20%-60%
Growth Strategy Portfolio
  Equity........................................................   80%  60%-100%
  Fixed-Income..................................................   20%    0%-40%
Aggressive Growth Strategy Portfolio
  Equity........................................................  100%  75%-100%
  Fixed-Income..................................................    0%    0%-25%

  The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objectives.

  Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will normally be invested in only some of the Underlying Funds at any particular time. A Portfolio's investment in any of the Underlying Funds may and, in some cases is expected to, exceed 25% of its total assets.

For example, the Growth Strategy and Aggressive Growth Strategy Portfolios are each expected to invest initially more than 25% of their assets in the Growth & Income Fund described below. Similarly, it is expected that the Aggressive Growth Strategy and Income Strategy Portfolios will invest more than 25% of their assets in the CORE International and Short Duration Government Funds, respectively. The Investment Adviser also expects that each Portfolio (in addition to those listed above) will initially invest a relatively significant percentage of its equity allocation in the Growth & Income, CORE Large Cap Growth and CORE International Equity Funds; that the Growth and Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds; and that the Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund. THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME FUND TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SEEKING THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

  Changes in the NAVs of the Underlying Funds will affect a Portfolio's NAV. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios' Shares will correspondingly fluctuate in value. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, a Portfolio may invest a portion of its assets in high quality, short-term debt obligations to maintain liquidity in order to meet shareholder redemptions and other short-term cash needs. These obligations may include commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations. There may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio invest without limitation in short-term obligations. A Portfolio may also borrow money for temporary or emergency purposes.

  Each Portfolio's turnover rate is expected not to exceed 50% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its Shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

  Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Portfolio cannot be changed without approval of a majority of the outstanding Shares of that Portfolio. Each Portfolio's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether that Portfolio remains an appropriate investment in light of their then current financial positions and needs.

  For information about the investment objectives of the Underlying Funds and their investment securities, techniques and risks, see "Description of the Underlying Funds" and Appendix A in this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

INVESTING IN UNDERLYING FUNDS

  The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The share prices and yields of both the Portfolios and the Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed-income markets. There can be no assurance that the investment objectives of any Portfolio or any Underlying Fund will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS

  Because each Portfolio invests in the Underlying Funds, shareholders of each Portfolio will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets each Portfolio allocates to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in Emerging Countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts and other issuers in the real estate industry; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

AFFILIATED PERSONS

  In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

EXPENSES

  An investor in a Portfolio should realize that investments in the Underlying Funds can be made directly. By investing in the Underlying Funds indirectly through a Portfolio, an investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

                        DESCRIPTION OF UNDERLYING FUNDS

  The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of the Prospectus. A Portfolio may also invest in other Underlying Funds that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in Appendix A to this Prospectus, in the Additional Statement and in the prospectus of each of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds.

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  GROWTH AND IN-    Long-term growth of      At least 65% of total assets in
  COME FUND         capital and growth of    equity securities that are
                    income.                  considered to have favorable
                                             prospects for capital appreciation
                                             and/or dividend paying ability.
-------------------------------------------------------------------------------
  CORE U.S. EQUITY  Long-term growth of      At least 90% of total assets in
  FUND              capital and dividend     equity securities of U.S. issuers,
                    income.                  including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             large cap and blue chip equity
                                             securities representing all major
                                             sectors of the U.S. economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the S&P
                                             500 Index.
-------------------------------------------------------------------------------
  CORE LARGE CAP    Long-term growth of      At least 90% of total assets in
  GROWTH FUND       capital. Dividend income equity securities of U.S issuers,
                    is a secondary           including certain foreign issuers
                    consideration.           traded in the U.S. The Fund seeks
                                             to achieve its objective through a
                                             broadly diversified portfolio of
                                             equity securities of large cap
                                             U.S. issuers that are expected to
                                             have better prospects for earnings
                                             growth than the growth rate of the
                                             general domestic economy. The
                                             Fund's investments are selected
                                             using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 1000 Growth Index.
-------------------------------------------------------------------------------
  CORE SMALL CAP    Long-term growth of      At least 90% of total assets in
  EQUITY FUND       capital.                 equity securities of U.S. issuers,
                                             including certain foreign issuers
                                             traded in the U.S. The Fund seeks
                                             to achieve its investment
                                             objective through a broadly
                                             diversified portfolio of equity
                                             securities of U.S. issuers which
                                             are included in the Russell 2000
                                             Index at the time of investment.
                                             The Fund's investments are
                                             selected using both a variety of
                                             quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             Russell 2000 Index.

                                                                    (continued)

     FUND NAMES      INVESTMENT OBJECTIVES           INVESTMENT CRITERIA
  ----------------  ------------------------ ----------------------------------
  CORE INTERNA-     Long-term growth of      At least 90% of total assets in
  TIONAL EQUITY     capital.                 equity securities of companies
  FUND                                       organized outside the United
                                             States or whose securities are
                                             principally traded outside the
                                             United States. The Fund seeks
                                             broad representation of large cap
                                             issuers across major countries and
                                             sectors of the international
                                             economy. The Fund's investments
                                             are selected using both a variety
                                             of quantitative techniques and
                                             fundamental research in seeking to
                                             maximize the Fund's expected
                                             return, while maintaining risk,
                                             style, capitalization and industry
                                             characteristics similar to the
                                             unhedged Morgan Stanley Capital
                                             International (MSCI) Europe,
                                             Australasia and Far East Index
                                             (the "EAFE Index"). The Fund may
                                             employ certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  CAPITAL GROWTH    Long-term capital        At least 90% of total assets in a
  FUND              growth.                  diversified portfolio of equity
                                             securities. Long-term capital
                                             appreciation potential is
                                             considered in selecting
                                             investments.
-------------------------------------------------------------------------------
  MID CAP EQUITY    Long-term capital        At least 65% of total assets in
  FUND              appreciation.            equity securities of companies
                                             with public stock market
                                             capitalizations within the range
                                             of the market capitalization of
                                             companies constituting the Russell
                                             Midcap Index at the time of the
                                             investment (currently between $400
                                             million and $16 billion).
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of companies organized
                                             outside the United States or whose
                                             securities are principally traded
                                             outside the United States. The
                                             Fund may employ certain currency
                                             management techniques.
-------------------------------------------------------------------------------
  SMALL CAP VALUE   Long-term capital        At least 65% of total assets in
  FUND              growth.                  equity securities of companies
                                             with public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment.
-------------------------------------------------------------------------------
  EMERGING MARKETS  Long-term capital        Substantially all, and at least
  EQUITY FUND       appreciation.            65%, of total assets in equity
                                             securities of emerging country
                                             issuers. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  ASIA GROWTH FUND  Long-term capital        Substantially all, and at least
                    appreciation.            65%, of total assets in equity
                                             securities of companies in China,
                                             Hong Kong, India, Indonesia,
                                             Malaysia, Pakistan, the
                                             Philippines, Singapore, South
                                             Korea, Sri Lanka, Taiwan and
                                             Thailand. The Fund may employ
                                             certain currency management
                                             techniques.
-------------------------------------------------------------------------------
  REAL ESTATE SE-   Total return comprised   Substantially all, and at least
  CURITIES FUND     of long-term growth of   80%, of total assets in a
                    capital and dividend     diversified portfolio of equity
                    income.                  securities of issuers that are
                                             primarily engaged in or related to
                                             the real estate industry. The Fund
                                             expects that a substantial portion
                                             of its total assets will be
                                             invested in real estate investment
                                             trusts ("REITS").
-------------------------------------------------------------------------------
  JAPANESE EQUITY   Long-term capital        Substantially all, and at least
  FUND              appreciation.            65%, of total assets in equity
                                             securities of Japanese companies.
                                             The Fund may employ certain
                                             currency management techniques.
-------------------------------------------------------------------------------
  INTERNATIONAL     Long-term capital        Substantially all, and at least
  SMALL CAP FUND    appreciation.            65%, of total assets in equity
                                             securities of companies with
                                             public stock market
                                             capitalizations of $1 billion or
                                             less at the time of investment
                                             that are organized outside the
                                             United States or whose securities
                                             are principally traded outside the
                                             United States. The Fund may employ
                                             certain currency management
                                             techniques.

                                                              APPROXIMATE
                          INVESTMENT       DURATION OR       INTEREST RATE
      FUND NAMES          OBJECTIVES        MATURITY          SENSITIVITY  INVESTMENT SECTOR CREDIT QUALITY OTHER INVESTMENTS
----------------------  -------------- -------------------   ------------- ----------------- -------------- -----------------
FINANCIAL SQUARE PRIME  Maximize         Maximum Maturity of  3-month      Money market       High Quality  N/A
OBLIGATIONS FUND        current income   Individual           bill         instruments        (short-term
                        to the extent    Investments =                     including U.S.     ratings of
                        consistent       13 months at time                 Government         A-1, P-1 or
                        with the         of purchase                       Securities, U.S.   comparable
                        maintenance of   Maximum Dollar-                   bank obligations,  quality).
                        liquidity.       Weighted Average                  commercial paper
                                         Portfolio Maturity                and other short-
                                         = 90 days                         term obligations
                                                                           of U.S.
                                                                           corporations,
                                                                           governmental and
                                                                           other entities,
                                                                           and related
                                                                           repurchase
                                                                           agreements.
-----------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE         A high level     Target Duration =    9-month      At least 65% of    U.S.          Fixed-rate
GOVERNMENT FUND         of current       6-month to 1-year    note         total assets in    Government    mortgage pass-
                        income,          U.S. Treasury                     securities issued  Securities    through
                        consistent       Security                          or guaranteed by                 securities and
                        with low         Maximum Duration*=                the U.S.                         repurchase
                        volatility of    2 years                           government, its                  agreements
                        principal.                                         agencies,                        collateralized
                                                                           instrumentalities                by U.S.
                                                                           or sponsored                     Government
                                                                           enterprises                      Securities.
                                                                           ("U.S. Government
                                                                           Securities") that
                                                                           are adjustable
                                                                           rate mortgage
                                                                           pass-through
                                                                           securities and
                                                                           other mortgage
                                                                           securities with
                                                                           periodic interest
                                                                           rate resets.
-----------------------------------------------------------------------------------------------------------------------------
SHORT DURATION          A high level     Target Duration =    2-year       At least 65% of    U.S.          Mortgage pass-
GOVERNMENT FUND         of current       2-year U.S.          bond         total assets in    Government    through
                        income and       Treasury Security                 U.S. Government    Securities    securities and
                        secondarily,     plus or minus .5                  Securities and                   other
                        in seeking       years                             repurchase                       securities
                        current          Maximum Duration*=                agreements                       representing an
                        income, may      3 years                           collateralized by                interest in or
                        also consider                                      such securities.                 collateralized
                        the potential                                                                       by mortgage
                        for capital                                                                         loans.
                        appreciation.
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME FUND  A high level     Target Duration =    5-year       At least 65% of    U.S.          Non-government
                        of current       Lehman Brothers      bond         assets in U.S.     Government    mortgage pass-
                        income,          Mutual Fund                       Government         Securities    through
                        consistent       Government/Mortgage               Securities,        and non-U.S.  securities,
                        with safety of   Index plus or minus               including          Government    asset-backed
                        principal.       1 year                            mortgage-backed    Securities =  securities and
                                         Maximum Duration*=                U.S. Government    AAA/Aaa       corporate
                                         6 years                           Securities and                   fixed-income
                                                                           repurchase                       securities.
                                                                           agreements
                                                                           collateralized by
                                                                           such securities.

                                                       APPROXIMATE
                          INVESTMENT    DURATION OR   INTEREST RATE
      FUND NAMES          OBJECTIVES      MATURITY     SENSITIVITY  INVESTMENT SECTOR CREDIT QUALITY OTHER INVESTMENTS
----------------------  -------------- -------------- ------------- ----------------- -------------- -----------------
CORE FIXED INCOME FUND  Total return   Target          5-year       At least 65% of    Minimum =     Foreign fixed-
                        consisting of  Duration =      bond         assets in fixed-   BBB/Baa       income,
                        capital        Lehman                       income             Minimum for   municipal and
                        appreciation   Brothers                     securities,        non-dollar    convertible
                        and income     Aggregate Bond               including U.S.     securities =  securities,
                        that exceeds   Index plus or                Government         AA/Aa         foreign
                        the total      minus 1 year                 Securities,                      currencies and
                        return of the  Maximum                      corporate,                       repurchase
                        Lehman         Duration* = 6                mortgage-backed                  agreements
                        Brothers       years                        and asset-backed                 collateralized
                        Aggregate Bond                              securities.                      by U.S.
                        Index.                                                                       Government
                                                                                                     Securities.
----------------------------------------------------------------------------------------------------------------------
GLOBAL INCOME FUND      A high total   Target          6-year       Securities of      Minimum =     Mortgage and
                        return,        Duration =      bond         U.S. and foreign   BBB/Baa       asset-backed
                        emphasizing    J.P. Morgan                  governments and    At least 50%  securities,
                        current        Global                       corporations.      = AAA/Aaa     foreign
                        income, and,   Government                                                    currencies and
                        to a lesser    Bond Index                                                    repurchase
                        extent,        (hedged) plus                                                 agreements
                        providing      or minus 2.5                                                  collateralized
                        opportunities  years                                                         by U.S.
                        for capital    Maximum                                                       Government
                        appreciation.  Duration* =                                                   Securities or
                                       7.5 years                                                     certain foreign
                                                                                                     government
                                                                                                     securities.
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND         A high level   Target          6-year       Except for         At least 65%  Mortgage-backed
                        of current     Duration =      bond         temporary          = BB/Ba or    and asset-
                        income and     Lehman                       defensive          below         backed
                        capital        Brothers High                purposes, at                     securities,
                        appreciation.  Yield Bond                   least 65% of                     U.S. Government
                                       Index plus or                assets in fixed-                 Securities,
                                       minus 2.5                    income                           investment
                                       years                        securities rated                 grade corporate
                                       Maximum                      below investment                 fixed- income
                                       Duration* =                  grade, including                 securities,
                                       7.5 years                    U.S. and non-                    structured
                                                                    U.S. dollar                      securities,
                                                                    corporate debt,                  foreign
                                                                    foreign                          currencies and
                                                                    government                       repurchase
                                                                    securities,                      agreements
                                                                    convertible                      collateralized
                                                                    securities and                   by U.S.
                                                                    preferred stock.                 Government
                                                                                                     Securities.

-----
* Under normal interest rate conditions.

  In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies. The risks of the Underlying Funds are determined by the nature of the securities held and the investment strategies used by the Funds' investment advisers. Certain of these policies are described below and further information about the investment policies, strategies and risks of the Underlying Funds is contained in Appendix A to this Prospectus and in the Additional Statement as well as the prospectuses of the Underlying Funds.

UNDERLYING EQUITY FUNDS

  The Underlying Equity Funds may purchase common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing securities, a Fund's investment adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. An investment adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Fund will generally be sold when an investment adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  DOMESTIC VALUE STYLE FUNDS. The Growth and Income, Mid Cap Equity and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

  Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

  DOMESTIC GROWTH STYLE FUND. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for the Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

  QUANTITATIVE STYLE FUNDS. The CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of a U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the investment adviser, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sources.

  In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Quantitative Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

  ACTIVELY MANAGED INTERNATIONAL FUNDS. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  REAL ESTATE SECURITIES FUND. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

UNDERLYING FIXED-INCOME FUNDS

  The investment advisers of the Underlying Fixed-Income Funds may, in accordance with the respective Funds' investment objectives and policies, purchase all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

  As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obligations Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

  The Underlying Funds may employ certain active management techniques to manage their duration and term structure, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and other investment practices, as described in Appendix A to this Prospectus.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise the Portfolios' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to each Portfolio and, except as noted, to each Underlying Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Adviser, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups. Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

  Under the Management Agreement, the Investment Adviser also: (a) supervises all non-advisory operations of each Portfolio; (b) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (c) at each Portfolio's expense arranges for (i) the preparation of all required tax returns, (ii) the preparation and submission of reports to existing shareholders, (iii) the periodic updating of prospectuses and Additional Statements and (iv) the preparation of reports to be filed with the SEC and other regulatory authorities; (d) maintains each Portfolio's records; and (e) provides office space and all necessary office equipment and services.

FUND MANAGERS

                         YEARS PRIMARILY
     NAME AND TITLE        RESPONSIBLE          FIVE YEAR EMPLOYMENT HISTORY
 ----------------------- --------------- -------------------------------------------
 Mark M. Carhart, Ph.D.,   Since 1998    Mr. Carhart joined the Investment Adviser
  CFA                                    in 1997 as a member of the Quantitative
  Vice President, Co-                    Research and Risk Management team. From
  Head Quantitative                      August 1995 to September 1997, he was
  Research and Senior                    Assistant Professor of Finance at the
  Portfolio Manager                      Marshall School of Business at USC and a
                                         Senior Fellow of the Wharton Financial
                                         Institutions Center.
------------------------------------------------------------------------------------
 Raymond J. Iwanowski      Since 1998    Mr. Iwanowski joined the Investment Adviser
  Vice President, Co-                    in 1998. Prior to joining the Investment
  Head Quantitative                      Adviser, he spent three years at Salomon
  Research and Senior                    Brothers, where he was a Vice President and
  Portfolio Manager                      head of the Fixed Derivatives Client
                                         Research group.
------------------------------------------------------------------------------------
 Neil Chriss, Ph.D.        Since 1998    Mr. Chriss joined the Investment Adviser in
  Vice President and                     1998. From 1996 to 1998, he worked in the
  Portfolio Manager                      equity division of Morgan Stanley Dean
                                         Witter. From 1994 to 1996, he was a post-
                                         doctoral fellow in the Mathematics
                                         Department of Harvard University.
------------------------------------------------------------------------------------
 Georgio DeSantis, Ph.D.   Since 1998    Mr. DeSantis joined the Investment Adviser
  Vice President and                     in 1998. From 1992 to 1998, he was
  Portfolio Manager                      Assistant Professor of Finance and Business
                                         Economics at the Marshall School of
                                         Business at USC.
------------------------------------------------------------------------------------
 William J. Fallon,        Since 1998    Mr. Fallon joined the Investment Adviser in
  Ph.D.                                  1998. From 1996 to 1998, he worked in the
  Vice President and                     Firmwide Risk Group of Goldman, Sachs & Co.
  Portfolio Manager                      From 1991 to 1996, he attended Columbia
                                         University, where he earned a Ph.D. in
                                         Finance.
------------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.     Since 1998    Mr. He joined the Investment Adviser in
  Vice President and                     1998. In 1997, he worked in the Firmwide
  Portfolio Manager                      Risk Group of Goldman, Sachs & Co. From
                                         1992 to 1997, he worked at Quantitative
                                         Financial Strategies, Inc.


  It is the responsibility of the investment adviser of each Underlying Fund to make the investment decisions for that Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for a Fund, its investment adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Underlying Fund. See the Additional Statement for a further description of the investment adviser's brokerage allocation practices.

  As compensation for its services and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at the annual rate equal to 0.35% of each Portfolio's average daily net assets. The Investment Adviser has voluntarily agreed to waive 0.20% of this fee. The Investment Adviser may discontinue or modify its voluntary waiver in the future in its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Portfolios (excluding management fees, transfer agency fees, taxes, interest, brokerage fees, and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.00% per annum of a Portfolio's average daily net assets. Such reductions or limits, if any, may be discontinued or modified by the Investment Adviser in its discretion at any time.

  In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The contractual management fee payable to GSAM and/or its affiliates by each of the Underlying Funds in which the Portfolios may invest is set forth below under "Expenses."

  In performing its investment advisory services, the investment adviser of an Underlying Fund, while remaining ultimately responsible for the management of the Fund, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the investment adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Funds' investment advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit the investment activities of an Underlying Fund. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of the investment activities of an Underlying Fund, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Portfolios and the Underlying Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, the activities of an Underlying Fund may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of each Portfolio's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Portfolio's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Portfolio by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to receive a transfer agency fee with respect to each Portfolio's Institutional Shares equal, on an annual basis, to 0.04% of average daily net assets. Shareholders with inquiries regarding a Portfolio should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Portfolio service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.


                                   EXPENSES


  The Portfolios are responsible for the payment of their expenses. The expenses include, without limitation, asset allocation; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Portfolios' Shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance; fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Portfolios); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

  The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those of investment companies that do not invest in other mutual funds. These increased expenses stem from the fact that investors must indirectly pay a portion of the operating costs of the Underlying Funds. The structure of the Portfolios will, however, reduce any layering of costs in the following manner: (a) any fees charged to the Portfolios under the Management Agreement are for services that are in addition to, and not duplicative of, services provided under any Underlying Fund's management agreement; (b) the Portfolios pay no front-end or contingent deferred sales charges in connection with the purchase or redemption of Shares of the Underlying Funds; (c) the Portfolios do not pay any sales charges, distribution-related fees or service fees related to the Shares of the Underlying Funds; (d) custodial and other fees charged by both the Portfolios and the Underlying Funds are not redundant inasmuch as distinct services are being provided at each level; and (e) any additional incremental cost incurred by investing in the Portfolios is in return for a substantial investment management service, namely the initial and ongoing asset allocation of investments made in the Underlying Funds, and provision of meaningful additional diversification benefits.

  The following chart shows the total operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund for the Fund's most recent fiscal year (except as indicated). In addition, the following chart shows the contractual investment management fees payable to GSAM and its affiliates by the Underlying Funds (in each case as an annualized percentage of the Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                  CONTRACTUAL   TOTAL OPERATING
    UNDERLYING FUNDS                             MANAGEMENT FEE EXPENSE RATIO*
    ----------------                             -------------- ---------------
Short Duration Government Fund..................      0.50%          0.54%
Adjustable Rate Government Fund.................      0.40%          0.49%
Core Fixed-Income Fund..........................      0.40%          0.54%
Government Income Fund..........................      0.65%          0.58%
Global Income Fund..............................      0.90%          0.69%
High Yield Fund.................................      0.70%          0.76%
Growth & Income Fund............................      0.70%          0.79%
CORE U.S. Equity Fund...........................      0.75%          0.74%
CORE Large Cap Growth Fund......................      0.75%          0.64%
CORE Small Cap Equity Fund......................      0.85%          0.93%
Capital Growth Fund.............................      1.00%          1.04%
CORE International Equity Fund..................      0.85%          1.01%
Mid Cap Equity Fund.............................      0.75%          0.89%
Small Cap Value Fund............................      1.00%          1.10%
International Equity Fund.......................      1.00%          1.14%
Japanese Equity Fund............................      1.00%          1.05%
International Small Cap Fund....................      1.20%          1.40%
Emerging Markets Equity Fund....................      1.20%          1.39%
Asia Growth Fund................................      1.00%          1.20%
Real Estate Securities Fund.....................      1.00%          1.04%
Financial Square Prime Obligations Money Market
 Fund...........................................     0.205%          0.18%

--------
* Operating expenses of Institutional Shares for the Underlying Funds have been restated to reflect fees and expenses in effect as of September 1, 1998.

                                NET ASSET VALUE


  The NAV per Share of each class of a Portfolio is calculated by the Portfolio's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). NAV per Share of each class is calculated by determining the net assets attributed to each class and dividing by the number of outstanding Shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION


  From time to time each Portfolio may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Portfolios compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Portfolios' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share on the last day of the period for which the distribution rate is being calculated.

  Each Portfolio's total return, yield and distribution rate will be calculated separately for each class of Shares in existence. Because each class of Shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of Shares for the same period will differ. See "Shares of the Trust."

  Each Portfolio's performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Portfolios. The investment results of a Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Portfolios may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such shareholders. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio Shares and any dividends and distributions paid by a Portfolio are reflected in account statements from the Transfer Agent.


                                   TAXATION


FEDERAL TAXES

  Each Portfolio is treated as a separate entity for tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company and qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, a Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Portfolio or an Underlying Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. A portion of each Portfolio's dividends may generally qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Portfolios.

  Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Portfolios may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Portfolios. A state income (and possibly local income and/or intangible property) tax exemption may be generally available to the extent (if any) a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Portfolios, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Portfolios will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of the annual and semi-annual reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-621-2550. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Portfolios generally do not provide sub-accounting services with respect to beneficial ownership of Institutional Shares.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Portfolio on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Institutional Shares of such Portfolio. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Portfolio.

  The election to reinvest dividends and distributions paid by a Portfolio in additional Institutional Shares of the Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Portfolio.

  Each Portfolio intends that all or substantially all of its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Income Strategy Portfolio will pay dividends from net investment income monthly. The Growth and Income Strategy Portfolio and Growth Strategy Portfolio will each pay dividends from net investment income quarterly. The Aggressive Growth Strategy Portfolio will pay dividends from net investment income annually. Each Portfolio will pay dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Portfolio a portion of the NAV per Share may be represented by undistributed income of the Portfolio or realized or unrealized appreciation of the Portfolio's investments. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                       PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order. No sales load will be charged. Currently, each Portfolio's NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time,

4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Portfolio, an investor must open an account with a Portfolio by furnishing necessary information to the Portfolio or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by qualified investors by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Asset Allocation Portfolios--Name of Portfolio and Class of Shares" and should be directed to "Goldman Sachs Asset Allocation Portfolios--Name of Portfolio and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  Institutional Shares of the Portfolio are offered to: (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) any state, county, city or any instrumentality, department, authority or agency thereof;
(d) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (e) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (f) registered investing for accounts for which they receive asset-based fees. With respect to these investors, the minimum initial investment is $1,000,000 in Institutional Shares of a Portfolio alone or in combination with other assets under the management of GSAM and its affiliates.

  The minimum initial investment in Institutional Shares for (a) individual investors; (b) qualified non-profit organizations, charitable trusts, foundations and endowments; and (c) accounts over which GSAM or its advisory affiliates have investment discretion is $10,000,000.

  The foregoing minimum investment requirements may be waived at the discretion of the Trust's officers. In addition, the minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Portfolio will be deemed to have received an order in proper form by or on behalf of a customer when the order is accepted by the authorized institution or intermediary on a Business Day, and the order will be priced at a Portfolio's NAV per Share next determined after such acceptance. The institution or intermediary will be responsible for transmitting accepted orders to the Portfolios within the period agreed upon by them. A customer should contact an institution to learn whether it is authorized to accept orders for the Trust. Such institutions may receive payments from the Portfolios or Goldman Sachs for the services provided by them with respect to the Portfolios' Institutional Shares. These payments may be in addition to other servicing and/or sub-transfer agency payments borne by the Portfolios and their share classes.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to selected institutions (including banks, trust companies, brokers and investment advisers) and other persons in connection with the sale of Shares of the Portfolios, the Underlying Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time customers' assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Portfolios reserve the right to redeem the Institutional Shares of any shareholder of record whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional recordholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Portfolio to avoid such redemption.


  The Portfolios and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio.

  In the sole discretion of Goldman Sachs, a Portfolio may accept securities instead of cash for the purchase of Shares of the Portfolio. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Portfolio's investment objectives, restrictions and policies and are desirable investments for the Portfolio.

                              EXCHANGE PRIVILEGE


  Institutional Shares of a Portfolio may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Asset Allocation Portfolios--Name of Portfolio and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Portfolio's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other Fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Portfolio must satisfy the minimum investment requirements of the Portfolio into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Trust. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                      REDEMPTION OF INSTITUTIONAL SHARES


  The Portfolios will redeem their Institutional Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after receipt of a request in proper form by Goldman Sachs from the recordholder. (See "Purchase of Institutional Shares--Other Purchase Information" for a description of limited situations where an institution or other intermediary may be authorized to accept requests for the Trust.) If Institutional Shares to be redeemed were recently purchased by check, a Portfolio may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by a shareholder of record by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A shareholder of record may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolios, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each recordholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the recordholder's Account Information Form or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Portfolios, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the recordholder's bank in the transfer process. If a problem with such performance arises, the recordholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by an institution.

                                  APPENDIX A

  This Appendix describes various investments and investment techniques that may be used by the Underlying Funds. This Appendix also describes certain risks associated with these investments and techniques. Further information is provided in the Additional Statement and in the prospectuses of the Underlying Funds.

  As noted above, the Underlying Equity Funds invest primarily in common stocks and other equity securities (including real estate investment trusts), and the Underlying Fixed-Income Funds invest primarily in fixed income securities. The Short Duration Government and Adjustable Rate Government Funds invest in U.S. Government securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

                      (1) DESCRIPTION OF INVESTMENTS AND
                 INVESTMENT TECHNIQUES OF THE UNDERLYING FUNDS

CONVERTIBLE SECURITIES

  The Underlying Funds may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the investment adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which certain of the Underlying Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Underlying Fund's investment policies.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, the other Underlying Equity Funds may invest in REITs from time to time. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

FOREIGN INVESTMENTS

  Foreign Securities. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and policies. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Underlying Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  Investments in ADRs, EDRs and GDRs. Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, the Underlying Funds may avoid currency risks during the settlement period for purchases and sales.
  Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because certain Underlying Funds may have currency exposure independent of their securities positions, the value of the assets of the Underlying Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Underlying Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies.

  An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

  Certain of the Underlying Funds may enter into currency swaps, which involve the exchange by the Underlying Fund with another party for their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

FIXED-INCOME SECURITIES

  U.S. Government Securities. The Underlying Funds may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

  Foreign Government Securities. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Mortgage-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Underlying Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Underlying Fund from taking advantage of such higher yields.

  Adjustable Rate Mortgage-Backed Securities ("ARMS"). ARMs allow the Underlying Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Underlying Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Underlying Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  The Underlying Funds may invest in Mortgage-Backed Securities issued or sponsored by both government and non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. In order to receive a high quality rating from the rating organizations (e.g., S&P or Moody's), privately issued Mortgaged-Backed Securities normally are structured with one or more types of "credit enhancement."

  The Underlying Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  The Underlying Fixed-Income Funds may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  Asset-Backed Securities. The Underlying Funds (other than the four CORE Equity Funds, the Adjustable Rate Government Fund and the Short Duration Government Fund) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  Corporate and Bank Obligations. The Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign corporations and banks. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  Structured Securities. The Underlying Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  Municipal Securities. The Core Fixed Income and High Yield Funds may make limited investments in instruments issued by state and local governmental issuers. These securities may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

  Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation
Bonds. Each Underlying Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Underlying Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

  Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the four CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described further below under "Risks of Investing in Non-Investment Grade Fixed-Income Securities." See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  An Underlying Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Underlying Fund's investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Underlying Fund's investment portfolio, the investment performance of the Underlying Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Underlying Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  An Underlying Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, certain Underlying Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Underlying Fund has written is exercised, the

Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Underlying Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, an Underlying Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.

  The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities or currencies, require the Underlying Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Underlying Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while the Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. The loss incurred by the Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Underlying Fund's NAV. The profitability of the Underlying Fund's trading in futures to seek to increase total return depends upon the ability of the investment adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Underlying Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges. STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Underlying Equity Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that its Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Underlying Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Underlying Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. Each Underlying Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although the Underlying Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate to do so. The Underlying Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternately, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  No Underlying Fund will invest more than 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a market exists.

REPURCHASE AGREEMENTS

  The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income, High Yield, CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Each Underlying Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  The Underlying Funds may also seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). A loss or delay in the recovery of securities could result if the institution which borrows securities breaches its agreement with the Underlying Fund.

SHORT SALES AGAINST-THE-BOX

  Certain Underlying Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Underlying Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Underlying Fund's net assets (determined at the time of the short sale) may be subject to such short sales.

MORTGAGE DOLLAR ROLLS

  The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into mortgage "dollar rolls" in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund.

TEMPORARY INVESTMENTS

  Each Underlying Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Equity Funds and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in high quality fixed income securities. When assets are invested in such instruments, an Underlying Fund may not be achieving its investment objective.

PORTFOLIO TURNOVER

  The turnover rates of the Underlying Funds have ranged from 41% to 396% during their most recent fiscal years. There can be no assurance that the turnover rates of these Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and higher expenses being incurred by the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains being incurred by shareholders.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Underlying Fund may engage in the following techniques and investments: (i) mortgage swaps, credit swaps, index swaps and interest rate swaps, caps, floors and collars (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (ii) yield curve options and inverse floating rate securities (Underlying Fixed-Income Funds and Real Estate Securities Fund only), (iii) loan participations (High Yield Fund only), (iv) other investment companies,
(v) unseasoned companies, (vi) custodial receipts, and (vii) reverse repurchase agreements for investment purposes (Underlying Fixed-Income Funds only).

  In addition, each Underlying Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. An Underlying Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets.

                      (2) RELATED ADDITIONAL RISK FACTORS

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS

  Investing in the securities of small capitalization companies and REITs involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger capitalization companies. An Underlying Fund may invest in securities of small capitalization companies and REITs that have experienced financial difficulties or are in an early development stage. Other risks associated with REITs are discussed in this Appendix A under "Real Estate Investment Trusts ("REITs')."

SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING MARKETS

  Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed in this Appendix A under "Foreign Investments." The International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one Emerging Country. The Growth and Income, Small Cap Value, Mid Cap Equity, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in Emerging Countries.

  Many Emerging Countries are subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. The governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  The securities markets of Emerging Countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The Underlying Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In addition, settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve the Underlying Fund's delivery of securities before receipt of payment for their sale. Significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

  The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per Share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

  When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and an Underlying Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  The Underlying Funds may invest in various types of derivative debt securities that present more complex types of interest rate risks. These risks include call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and an Underlying Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased, and the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from the inability to invest in higher yielding securities.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES

  Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

RISKS OF OTHER DERIVATIVE TRANSACTIONS

  An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

NON-DIVERSIFICATION

  The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a single foreign country. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

                                  APPENDIX B

   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Portfolio with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Portfolio for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Portfolio's receipt of your TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Portfolio in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

ASSET ALLOCATION
PORTFOLIOS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES

LOGO
GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AAPROINST
501424

--------------------------------------------------------------------------------

PROSPECTUS

                      GOLDMAN SACHS DOMESTIC EQUITY FUNDS
May 1, 1998, as revised September 1, 1998
                            CLASS A, B AND C SHARES

GOLDMAN SACHS BALANCED FUND
  Seeks long-term capital growth and current income through investments in eq-uity and fixed income securities.

GOLDMAN SACHS GROWTH AND INCOME FUND
  Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

GOLDMAN SACHS CORE U.S. EQUITY FUND
  Seeks long-term growth of capital and dividend income through a broadly di-versified portfolio of large cap and blue chip equity securities represent-ing all major sectors of the U.S. economy.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
  Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
  Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 In-dex at the time of investment.

GOLDMAN SACHS CAPITAL GROWTH FUND
  Seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appre-ciation potential.

GOLDMAN SACHS MID CAP EQUITY FUND
  Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currentlybetween $400 million and $16 billion).

GOLDMAN SACHS SMALL CAP VALUE FUND
  Seeks long-term capital growth through investments in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value (formerly "Small Cap Equity") Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. GSAM and GSFM are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                        (continued on next page)

(cover continued)

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............   12
Investment Objectives and Policies.   20
Description of Securities..........   25
Investment Techniques..............   30
Risk Factors.......................   35
Investment Restrictions............   36
Portfolio Turnover.................   36
Management.........................   36
Expenses...........................   42
Reports to Shareholders............   42

                                     PAGE
                                     ----
How to Invest......................   42
Services Available to Shareholders.   48
Distribution and Service Plans.....   51
How to Sell Shares of the Funds....   52
Dividends..........................   54
Net Asset Value....................   54
Performance Information............   55
Shares of the Trust................   56
Taxation...........................   56
Additional Information.............   57
Appendix ..........................  A-1
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

 FUND NAME   INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
----------   ---------------------       -------------------             ---------
 BALANCED    Long-term capital      Between 45% and 65% of total   Lehman Aggregate Bond
 FUND        growth and current     assets in equity securities    Index and the
             income.                and at least 25% in fixed-     Standard & Poor's
                                    income senior securities.      Index of 500 Common
                                                                   Stocks (the "S&P 500
                                                                   Index")
----------------------------------------------------------------------------------------
 GROWTH AND  Long-term growth of    At least 65% of total assets   S&P 500 Index
 INCOME FUND capital and growth of  in equity securities that the
             income.                Investment Adviser considers
                                    to have favorable prospects
                                    for capital appreciation
                                    and/or dividend-paying
                                    ability.
----------------------------------------------------------------------------------------
 CORE U.S.   Long-term growth of    At least 90% of total assets   S&P 500 Index
 EQUITY FUND capital and dividend   in equity securities of U.S.
             income.                issuers, including certain
                                    foreign issuers traded in the
                                    U.S. The Fund seeks to achieve
                                    its objective through a
                                    broadly diversified portfolio
                                    of large cap and blue chip
                                    equity securities representing
                                    all major sectors of the U.S.
                                    economy. The Fund's
                                    investments are selected using
                                    both  a variety of
                                    quantitative techniques and
                                    fundamental research in
                                    seeking to maximize the Fund's
                                    expected return, while
                                    maintaining risk, style,
                                    capitalization and
                                    industry characteristics
                                    similar to the S&P 500 Index.


                                                                     (continued)

                  INVESTMENT
 FUND NAME        OBJECTIVES             INVESTMENT CRITERIA              BENCHMARK
----------   ---------------------       -------------------             ---------
 CORE LARGE  Long-term growth of  At least 90% of total assets in    Russell 1000 Growth
 CAP GROWTH  capital.             equity securities of U.S.          Index
 FUND        Dividend income is a issuers, including certain
             secondary            foreign issuers traded in the
             consideration.       U.S. The Fund seeks to achieve
                                  its objective through a broadly
                                  diversified portfolio of equity
                                  securities of large cap U.S.
                                  issuers that are expected to have
                                  better prospects for earnings
                                  growth than the growth rate of
                                  the general domestic economy. The
                                  Fund's investments are selected
                                  using both a variety of
                                  quantitative techniques and
                                  fundamental research in seeking
                                  to maximize the Fund's expected
                                  return, while maintaining risk,
                                  style, capitalization and
                                  industry characteristics similar
                                  to the Russell 1000 Growth Index.
----------------------------------------------------------------------------------------
 CORE SMALL  Long-term growth of  At least 90% of total assets in    Russell 2000 Index
 CAP EQUITY  capital.             equity securities of U.S.
 FUND                             issuers, including certain
                                  foreign issuers traded in the
                                  U.S. The Fund seeks to achieve
                                  its objective through a broadly
                                  diversified portfolio of equity
                                  securities of U.S. issuers which
                                  are included in the Russell 2000
                                  Index at the time of investment.
                                  The Fund's investments are
                                  selected using both a variety of
                                  quantitative techniques and
                                  fundamental research in seeking
                                  to maximize the Fund's expected
                                  return, while maintaining risk,
                                  style, capitalization and
                                  industry characteristics similar
                                  to the Russell 2000 Index.
----------------------------------------------------------------------------------------
 CAPITAL     Long-term capital    At least 90% of total assets in a  S&P 500 Index
 GROWTH FUND growth.              diversified portfolio of equity
                                  securities. The Investment
                                  Adviser considers long-term
                                  capital appreciation potential in
                                  selecting investments.
----------------------------------------------------------------------------------------
 MID CAP     Long-term capital    At least 65% of total assets in    Russell Midcap
 EQUITY FUND appreciation.        equity securities of companies     Index
                                  with public stock market
                                  capitalizations within the range
                                  of the market capitalization of
                                  companies constituting the
                                  Russell Midcap Index at the time
                                  of investment (currently between
                                  $400 million and $16 billion)
                                  ("Mid-Cap Companies").
----------------------------------------------------------------------------------------
 SMALL CAP   Long-term capital    At least 65% of total assets in    Russell 2000
 VALUE FUND  growth.              equity securities of companies
                                  with public stock market
                                  capitalizations of $1 billion or
                                  less at the time of investment.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different form those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

                                                                 MINIMUM
                                                           --------------------
                                                           INITIAL
                                                           PURCHASE ADDITIONAL
TYPE OF PURCHASE                                            AMOUNT  INVESTMENTS
----------------                                           -------- -----------
Regular Purchases.........................................  $1,000      $50
Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
 Education IRAs) and UGMA/UTMA Purchases..................  $  250      $50
SIMPLE IRAs and Education IRAs............................  $   50      $50
Automatic Investment Plan.................................  $   50      $50
403(b) Plans..............................................  $  200      $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 43.

 HOW DO I PURCHASE SHARES?


  You may purchase Shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have agreements with Goldman Sachs relating to the sale of Shares ("Authorized Dealers"). See "How to Invest" on page 42.

 WHAT ARE MY PURCHASE ALTERNATIVES?


  The Funds offer three classes of Shares through this Prospectus. These Shares may be purchased, at the investor's choice, at a price equal to their next determined net asset value ("NAV") (i) plus an initial sales charge imposed at the time of purchase ("Class A Shares"); (ii) with a contingent deferred sales charge ("CDSC") imposed on redemptions within six years of purchase ("Class B Shares"); or (iii) without any initial sales charge or CDSC, as long as Shares are held for one year or more ("Class C Shares"). Direct purchases of $1 million or more of Class A Shares will be sold without an initial sales charge and may be subject to a CDSC at the time of certain redemptions.

                            MAXIMUM INITIAL                   MAXIMUM CONTINGENT
   ALL FUNDS                 SALES CHARGE                   DEFERRED SALES CHARGE
   ---------                ---------------                 ---------------------
   Class A.................      5.5%                            (See above)
   Class B.................       N/A                 5% declining to 0% after six years
   Class C.................       N/A       1% if Shares are redeemed within 12 months of purchase

  Over time, the CDSC and distribution and service fees attributable to Class B or Class C Shares will exceed the initial sales charge and the distribution and service fees attributable to Class A Shares. Class B Shares convert to Class A Shares, which are subject to lower distribution and service fees, eight years after initial purchase. Class C Shares, which are subject to the same distribution and service fees as Class B Shares, do not convert to Class A Shares and are subject to the higher distribution and service fees indefinitely. See "How to Invest--Alternative Purchase Arrangements" on page 42.

 HOW DO I SELL MY SHARES?


  You may redeem Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. See "How to Sell Shares of the Funds."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                   --------------------------- -------------
Balanced..............................          Quarterly            Annually
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
CORE Small Cap Equity.................           Annually            Annually
Capital Growth........................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
Small Cap Value.......................           Annually            Annually

  You may receive dividends and distributions in additional Shares of the same class of the Fund in which you have invested or you may elect to receive them in cash, Shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Fund (the "ILA Portfolios"). For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES

                                                           GROWTH
                                                             AND                           CORE U.S.
                         BALANCED                          INCOME                           EQUITY
                           FUND                             FUND                             FUND
                  -----------------------------    -----------------------------    -----------------------------
                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                  -------    -------    -------    -------    -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases...   5.5%/1/   none       none        5.5%/1/   none       none        5.5%/1/   none       none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends......  none       none       none       none       none       none       none       none       none
 Maximum Deferred
  Sales Charge...  none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/
 Redemption
  Fees/4/........  none       none       none       none       none       none       none       none       none
 Exchange
  Fees/4/........  none       none       none       none       none       none       none       none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily net assets)/5/
 Management Fees
  (after
  applicable
  limitations)/6/. 0.65%      0.65%      0.65%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%
 Distribution and
  Service Fees...  0.25%      1.00%      1.00%      0.25%      1.00%      1.00%      0.25%      1.00%      1.00%
 Other Expenses
  (after
  applicable
  limitations)/7/. 0.20%      0.20%      0.20%      0.24%      0.24%      0.24%      0.19%      0.19%      0.19%
                   ----       ----       ----       ----       ----       ----       ----       ----       ----
TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/8/.  1.10%      1.85%      1.85%      1.19%      1.94%      1.94%      1.14%      1.89%      1.89%
                   ====       ====       ====       ====       ====       ====       ====       ====       ====
                           CORE                             CORE
                         LARGE CAP                        SMALL CAP
                        GROWTH FUND                      EQUITY FUND
                  -------------------------------- --------------------------------
                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                  ---------- ---------- ---------- ---------- ---------- ----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases...   5.5%/1/   none       none        5.5%/1/   none       none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends......  none       none       none       none       none       none
 Maximum Deferred
  Sales Charge...  none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/
 Redemption
  Fees/4/........  none       none       none       none       none       none
 Exchange
  Fees/4/........  none       none       none       none       none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily net assets)/5/
 Management Fees
  (after
  applicable
  limitations)/6/. 0.60%      0.60%      0.60%      0.85%      0.85%      0.85%
 Distribution and
  Service Fees...  0.25%      1.00%      1.00%      0.25%      1.00%      1.00%
 Other Expenses
  (after
  applicable
  limitations)/7/. 0.19%      0.19%      0.19%      0.23%      0.23%      0.23%
                  ---------- ---------- ---------- ---------- ---------- ----------
TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/8/.  1.04%      1.79%      1.79%      1.33%      2.08%      2.08%
                  ========== ========== ========== ========== ========== ==========

                                                                                                     SMALL
                                  CAPITAL                          MID CAP                            CAP
                                  GROWTH                           EQUITY                            VALUE
                                   FUND                              FUND                            FUND
                          -----------------------------    -----------------------------    -----------------------------
                          CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                          -------    -------    -------    -------    -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
 Imposed on Purchases....   5.5%/1/   none       none        5.5%/1/   none       none        5.5%/1/   none       none
 Maximum Sales Charge
 Imposed on Reinvested
 Dividends...............  none       none       none       none       none       none       none       none       none
 Maximum Deferred Sales
 Charge..................  none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/
 Redemption Fees/4/......  none       none       none       none       none       none       none       none       none
 Exchange Fees/4/........  none       none       none       none       none       none       none       none       none
ANNUAL FUND OPERATING
EXPENSES: (as a
percentage of average
daily net assets)/5/
 Management Fees (after
 applicable limitations).  1.00%      1.00%      1.00%      0.75%      0.75%      0.75%      1.00%      1.00%      1.00%
 Distribution and Service
 Fees....................  0.25%      1.00%      1.00%      0.25%      1.00%      1.00%      0.25%      1.00%      1.00%
 Other Expenses (after
 applicable
 limitations)/7/.........  0.19%      0.19%      0.19%      0.29%      0.29%      0.29%      0.25%      0.25%      0.25%
                           ----       ----       ----       ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING
EXPENSES (AFTER FEE AND
EXPENSE LIMITATIONS)/8/..  1.44%      2.19%      2.19%      1.29%      2.04%      2.04%      1.50%      2.25%      2.25%
                           ====       ====       ====       ====       ====       ====       ====       ====       ====

----
/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A Shares by certain classes of investors. A CDSC of 1.00% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price-- Class A Shares."
/2/ A CDSC is imposed upon Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. See "How to Invest--Offering Price--Class B Shares."
/3/ A CDSC of 1.00% is imposed on Shares redeemed within 12 months of purchase. See "How to Invest--Offering Price--Class C Shares."
/4/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in Shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."
/5/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/6/ The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity and CORE Large Cap Growth Funds equal to 0.05% and 0.15%, respectively. Without such limitations, management fees would be 0.75% of each Fund's average daily net assets.
/7/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management, distribution and service fees, transfer agency fees (equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................  0.01%
      Growth and Income................................................  0.05%
      CORE U.S. Equity.................................................  0.00%
      CORE Large Cap Growth............................................  0.00%
      CORE Small Cap Equity............................................  0.04%
      Capital Growth...................................................  0.00%
      Mid Cap Equity...................................................  0.10%
      Small Cap Value..................................................  0.06%

/8/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Funds would be as set forth below:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Balanced
        Class A..............................................  0.43%     1.33%
        Class B..............................................  0.43%     2.08%
        Class C..............................................  0.43%     2.08%
      Growth and Income
        Class A..............................................  0.27%     1.22%
        Class B..............................................  0.27%     1.97%
        Class C..............................................  0.27%     1.97%
      CORE U.S. Equity
        Class A..............................................  0.27%     1.27%
        Class B..............................................  0.27%     2.02%
        Class C..............................................  0.27%     2.02%
      CORE Large Cap Growth
        Class A..............................................  0.37%     1.37%
        Class B..............................................  0.37%     2.12%
        Class C..............................................  0.37%     2.12%
      CORE Small Cap Equity
        Class A..............................................  0.63%     1.73%
        Class B..............................................  0.63%     2.48%
        Class C..............................................  0.63%     2.48%
      Capital Growth
        Class A..............................................  0.25%     1.50%
        Class B..............................................  0.25%     2.25%
        Class C..............................................  0.25%     2.25%
      Mid Cap Equity
        Class A..............................................  0.31%     1.31%
        Class B..............................................  0.31%     2.06%
        Class C..............................................  0.31%     2.06%
      Small Cap Value
        Class A..............................................  0.28%     1.53%
        Class B..............................................  0.28%     2.28%
        Class C..............................................  0.28%     2.28%

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return; and (ii) redemption at the end of each time period.

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Balanced Fund
 Class A Shares................................   $66     $88    $112     $182
 Class B Shares
 --Assuming complete redemption at end of peri-
  od...........................................    66      86     119      197
 --Assuming no redemption......................    19      58     100      197
 Class C Shares
 --Assuming complete redemption at end of peri-
  od...........................................    28      58     100      217
 --Assuming no redemption......................    19      58     100      217

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Growth and Income Fund
 Class A Shares................................   $66     $91    $117     $191
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    67      89     124      207
 --Assuming no redemption......................    20      61     105      207
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    29      61     105      226
 --Assuming no redemption......................    20      61     105      226
CORE U.S. Equity Fund
 Class A Shares................................    66      89     114      186
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    66      87     121      201
 --Assuming no redemption......................    19      59     102      201
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    28      59     102      221
 --Assuming no redemption......................    19      59     102      221
CORE Large Cap Growth Fund
 Class A Shares................................    65      86     109      175
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    65      84     116      191
 --Assuming no redemption......................    18      56      97      191
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    27      56      97      211
 --Assuming no redemption......................    18      56      97      211
CORE Small Cap Equity Fund
 Class A Shares................................    68      95     124      206
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    68      93     131      222
 --Assuming no redemption......................    21      65     112      222
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    30      65     112      241
 --Assuming no redemption......................    21      65     112      241
Capital Growth Fund
 Class A Shares................................    69      98     129      218
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    69      97     136      233
 --Assuming no redemption......................    22      69     117      233
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    31      69     117      252
 --Assuming no redemption......................    22      69     117      252
Mid Cap Equity Fund
 Class A Shares................................    68      92     129      218
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    68      92     129      218
 --Assuming no redemption......................    21      64     110      218
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    30      64     110      237
 --Assuming no redemption......................    21      64     110      237
Small Cap Value Fund
 Class A Shares................................    69     100     132      224
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    70      98     139      240
 --Assuming no redemption......................    23      70     120      240
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    32      70     120      258
 --Assuming no redemption......................    23      70     120      258

  The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Class A, B and C Shares. Each Fund also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, Class B and Class C Shares. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Because of the Distribution and Service Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares of the Funds or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in this Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

-------------------------------------------------------------------------------

                                  INCOME FROM                        DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ------------------------- ------------------------------------------------
                                       NET REALIZED                                      IN EXCESS OF
                                      AND UNREALIZED                         FROM NET    NET REALIZED     NET
                 NET ASSET               GAIN ON        FROM    IN EXCESS  REALIZED GAIN   GAIN ON     INCREASE   NET ASSET
                  VALUE,      NET       INVESTMENT      NET       OF NET   ON INVESTMENT  INVESTMENT  (DECREASE)   VALUE,
                 BEGINNING INVESTMENT  AND FUTURES   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES    IN NET     END OF
                 OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------- ------------ ----------- ---------
                                                                                                             BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $18.78     $0.57        $2.66        $(0.56)    $ --        $(1.16)       $ --         $1.51     $20.29
1998--Class B
Shares..........   18.73      0.50         2.57         (0.42)    (0.02)       (1.16)         --          1.47      20.20
1998--Class C
Shares(b).......   21.10      0.25         0.24         (0.22)    (0.04)       (0.64)       (0.52)       (0.93)     20.17
1998--Institu-
tional
Shares(b).......   21.18      0.26         0.32         (0.23)    (0.08)       (0.45)       (0.71)       (0.89)     20.29
1998--Service
Shares(b).......   21.18      0.22         0.32         (0.22)    (0.06)       (0.72)       (0.44)       (0.90)     20.28
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.31      0.66         2.47         (0.66)      --         (1.00)         --          1.47      18.78
1997--Class B
Shares(b).......   17.46      0.42         2.34         (0.42)    (0.07)       (1.00)         --          1.27      18.73
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.22      0.51         3.43         (0.50)      --         (0.35)         --          3.09      17.31
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.10         0.02         (0.08)      --           --           --          0.04      14.22
                                                                                        RATIOS ASSUMING
                                                                                      NO VOLUNTARY WAIVER
                                                                                           OF FEES OR
                                                                                      EXPENSE LIMITATIONS
                                                                                    ------------------------
                                                                         RATIO OF                RATIO OF
                                                    NET      RATIO OF       NET                     NET
                                                 ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO  AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)   RATE(G)   RATE(F)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- --------- ---------- ---------- ----------- ----------- ---------- -------------
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   17.54%    190.43%    $.0590    $163,636     1.00%       2.94%       1.57%        2.37%
1998--Class B
Shares..........   16.71     190.43      .0590      23,639     1.76        2.14        2.07         1.83
1998--Class C
Shares(b).......    2.49(d)  190.43      .0590       8,850     1.77(c)     2.13(c)     2.08(c)      1.82(c)
1998--Institu-
tional
Shares(b).......    2.93(d)  190.43      .0590       8,367     0.76(c)     3.13(c)     1.07(c)      2.82(c)
1998--Service
Shares(b).......    2.66(d)  190.43      .0590          16     1.26(c)     2.58(c)     1.57(c)      2.27(c)
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   18.59     208.11      .0587      81,410     1.00        3.76        1.77         2.99
1997--Class B
Shares(b).......   16.22(d)  208.11      .0587       2,110     1.75(c)     2.59(c)     2.27(c)      2.07(c)
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   28.10     197.10        --       50,928     1.00        3.65        1.90         2.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......    0.87(d)   14.71        --        7,510     1.00(c)     3.39(c)     8.29(c)     (3.90)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A and Class B Share activity commenced on October 12, 1994 and May 1, 1996, respectively. Class C, Institutional and Service Share activity commenced on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the effect of mortgage dollar roll transactions.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(E)                        DISTRIBUTIONS TO SHAREHOLDERS
                           --------------------------------       ------------------------------------------------
                                                   NET                                                IN EXCESS OF
                                              REALIZED AND                                FROM NET    NET REALIZED
                 NET ASSET     NET             UNREALIZED            FROM    IN EXCESS  REALIZED GAIN   GAIN ON
                  VALUE,   INVESTMENT            GAIN ON             NET       OF NET   ON INVESTMENT  INVESTMENT  ADDITIONAL
                 BEGINNING   INCOME            INVESTMENTS        INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES   PAID-IN
                 OF PERIOD   (LOSS)            AND FUTURES          INCOME     INCOME   TRANSACTIONS  TRANSACTIONS  CAPITAL
                 --------- ------------       -------------       ---------- ---------- ------------- ------------ ----------
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.18     $       0.11        $       5.27       $(0.11)    $  --       $(2.52)       $  --       $ --
1998--Class B
Shares..........   23.10             0.04                5.14          --       (0.03)      (2.45)        (0.07)       --
1998--Class C
Shares(b).......   28.20            (0.01)               0.06          --       (0.03)      (1.42)        (1.10)       --
1998--
Institutional
Shares..........   23.19             0.27                5.23        (0.22)       --        (0.24)        (2.28)       --
1998--Service
Shares..........   23.17             0.14                5.23        (0.06)     (0.04)      (2.52)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.98             0.35                5.18        (0.35)     (0.01)      (1.97)          --         --
1997--Class B
Shares(b).......   20.82             0.17                4.31        (0.17)     (0.06)      (1.97)          --         --
1997--Institu-
tional
Shares(b).......   21.25             0.29                3.96        (0.30)     (0.04)      (1.97)          --         --
1997--Service
Shares(b).......   20.71             0.28                4.50        (0.28)     (0.07)      (1.97)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   15.80             0.33                4.75        (0.30)       --        (0.60)          --         --
-----------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.79             0.20(g)             0.30(g)     (0.20)     (0.07)      (0.33)          --        0.11(g)
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......   14.18             0.15                1.68        (0.15)     (0.01)      (0.06)          --         --
                                                                                                                 RATIOS ASSUMING
                                                                                                               NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                               EXPENSE LIMITATIONS
                                                                                                           -------------------------
                                                                                                  RATIO
                                                                                                 OF NET                     RATIO
                     NET                                                  NET        RATIO     INVESTMENT                  OF NET
                  INCREASE   NET ASSET                                 ASSETS AT    OF NET    INCOME (LOSS)    RATIO     INVESTMENT
                 (DECREASE)   VALUE,              PORTFOLIO  AVERAGE     END OF   EXPENSES TO  TO AVERAGE  OF EXPENSES INCOME (LOSS)
                   IN NET     END OF     TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET      NET      TO AVERAGE   TO AVERAGE
                 ASSET VALUE  PERIOD   RETURN(A)    RATE     RATE(F)   (IN 000S)    ASSETS       ASSETS     NET ASSETS   NET ASSETS
                 ----------- --------- ---------- --------- ---------- ---------- ----------- ------------- ----------- -----------
                   GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........    $2.75     $25.93     23.71%     61.95%    $.0590   $1,216,582    1.25%         0.43%       1.42%     0.26%
1998--Class B
Shares..........     2.63      25.73     22.87      61.95      .0590      307,815    1.94         (0.35)       1.94     (0.35)
1998--Class C
Shares(b).......    (2.50)     25.70      0.51(d)   61.95      .0590       31,686    1.99(c)      (0.48)(c)    1.99(c)  (0.48)(c)
1998--
Institutional
Shares..........     2.76      25.95     24.24      61.95      .0590       36.225    0.83          0.76        0.83      0.76
1998--Service
Shares..........     2.75      25.92     23.63      61.95      .0590        8,893    1.32          0.32        1.32      0.32
-------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........     3.20      23.18     28.42      53.03      .0586      615,103    1.22          1.60        1.43      1.39
1997--Class B
Shares(b).......     2.28      23.10     22.23(d)   53.03      .0586       17,346    1.93(c)       0.15(c)     1.93(c)   0.15(c)
1997--Institu-
tional
Shares(b).......     1.94      23.19     20.77(d)   53.03      .0586          193    0.82(c)       1.36(c)     0.82(c)   1.36(c)
1997--Service
Shares(b).......     2.46      23.17     23.87(d)   53.03      .0586        3,174    1.32(c)       0.94(c)     1.32(c)   0.94(c)
-------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........     4.18      19.98     32.45      57.93        --       436,757    1.20          1.67        1.45      1.42
-------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........     0.01      15.80      3.97      71.80        --       193,772    1.25          1.28        1.58      0.95
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......     1.61      15.79     13.08(d)  102.23        --        41,528    1.25(c)       1.23(c)     3.24(c)  (0.76)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on February 5, 1993, May 1, 1996, August 15, 1997, June 3, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Calculated based on the average Shares outstanding methodology.

                                  INCOME FROM                       DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                   SHAREHOLDERS
                           ------------------------- -----------------------------------------------
                                                                             FROM NET   IN EXCESS OF    NET
                                       NET REALIZED                          REALIZED   NET REALIZED INCREASE/   NET
                 NET ASSET            AND UNREALIZED            IN EXCESS    GAIN ON      GAIN ON    (DECREASE) ASSET
                  VALUE,      NET     GAIN (LOSS) ON  FROM NET    OF NET    INVESTMENT   INVESTMENT    IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS   INVESTMENT INVESTMENT AND FUTURES  AND FUTURES    ASSET    END OF   TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME     INCOME   TRANSACTIONS TRANSACTIONS   VALUE    PERIOD RETURN(A)
                 --------- ---------- -------------- ---------- ---------- ------------ ------------ ---------- ------ ---------
                                                                                                CORE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.32     $0.11        $5.63        $(0.12)    $  --       $(2.35)      $   --      $3.27    $26.59   24.96 %
1998--Class B
Shares..........   23.18      0.11         5.44           --       (0.06)      (2.00)        (.35)      3.14     26.32   24.28
1998--Class C
Shares(b).......   27.48      0.03         1.22           --       (0.14)      (0.67)       (1.68)     (1.24)    26.24    4.85(d)
1998--Institu-
tional Shares...   23.44      0.30         5.65         (0.24)     (0.01)      (1.33)       (1.02)      3.35     26.79   25.76
1998--Service
Shares..........   23.27      0.19         5.57         (0.07)     (0.08)      (2.35)         --        3.26     26.53   25.11
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.66      0.16         4.46         (0.16)       --        (0.80)         --        3.66     23.32   23.75
1997--Class B
Shares(b).......   20.44      0.04         3.70         (0.04)     (0.16)      (0.80)         --        2.74     23.18   18.59(d)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)       --        (0.80)         --        3.73     23.44   24.63
1997--Service
Shares(b).......   21.02      0.13         3.15         (0.13)     (0.10)      (0.80)         --        2.25     23.27   15.92(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)       --        (0.41)         --        5.05     19.66   38.63
1996--Institu-
tional
Shares(b).......   16.97      0.16         3.23         (0.24)       --        (0.41)         --        2.74     19.71   20.14(d)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)       --        (0.94)         --       (1.32)    14.61   (1.10)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)       --        (1.61)         --        0.47     15.93   15.12
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)       --          --           --        0.41     15.46    4.30
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......   14.17      0.11         0.88         (0.11)        --         --           --        0.88     15.05    7.01(d)
                                                                          RATIOS ASSUMING
                                                                        NO VOLUNTARY WAIVER
                                                                            OF FEES OR
                                                                        EXPENSE LIMITATIONS
                                                                        ----------------------
                                                RATIO OF    RATIO OF               RATIO OF
                                                  NET         NET       RATIO OF     NET
                                         NET    EXPENSES   INVESTMENT   EXPENSES  INVESTMENT
                                      ASSETS AT    TO        INCOME        TO      INCOME
                 PORTFOLIO  AVERAGE    END OF   AVERAGE    (LOSS) TO    AVERAGE   (LOSS) TO
                 TURNOVER  COMMISSION  PERIOD     NET       AVERAGE       NET      AVERAGE
                   RATE     RATE(F)   (IN 000S)  ASSETS    NET ASSETS    ASSETS   NET ASSETS
                 --------- ---------- --------- ---------- ------------ --------- ------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   65.89%    $.0651   $398,393     1.28%      0.51%       1.47%      0.32%
1998--Class B
Shares..........   65.89      .0651     59,208     1.79      (0.05)       1.96      (0.22)
1998--Class C
Shares(b).......   65.89      .0651      6,267     1.78(c)   (0.21)(c)    1.95(c)   (0.38)(c)
1998--Institu-
tional Shares...   65.89      .0651    202,893     0.65       1.16        0.82       0.99
1998--Service
Shares..........   65.89      .0651      7,841     1.15       0.62        1.32       0.45
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   37.78      .0417    225,968     1.29       0.91        1.53       0.67
1997--Class B
Shares(b).......   37.28      .0417     17,258     1.83(c)    0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28      .0417    148,942     0.65       1.52        0.85       1.32
1997--Service
Shares(b).......   37.28      .0417      3,666     1.15(c)    0.69(c)     1.35(c)    0.49(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   39.35        --     129,045     1.25       1.01        1.55       0.71
1996--Institu-
tional
Shares(b).......   39.35        --      64,829     0.65(c)    1.49(c)     0.96(c)    1.18(c)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   56.18        --      94,968     1.38       1.33        1.63       1.08
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   87.73        --      92,769     1.42       0.92        1.67       0.67
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........  144.93        --     117,757     1.28       1.30        1.53       1.05
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......  135.02        --     151,142   1.57(c)      1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on May 24, 1991, May 1, 1996, August 15, 1997, June 15, 1995 and June 7, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                  INCOME FROM                       DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                   SHAREHOLDERS
                           ------------------------- -----------------------------------------------
                                           NET                               FROM NET   IN EXCESS OF
                                       REALIZED AND                          REALIZED   NET REALIZED
                 NET ASSET    NET       UNREALIZED      FROM    IN EXCESS    GAIN ON      GAIN ON        NET     NET ASSET
                  VALUE,   INVESTMENT GAIN (LOSS) ON    NET       OF NET    INVESTMENT   INVESTMENT   INCREASE    VALUE,
                 BEGINNING   INCOME    INVESTMENTS   INVESTMENT INVESTMENT AND FUTURES  AND FUTURES    IN NET     END OF
                 OF PERIOD   (LOSS)    AND FUTURES     INCOME     INCOME   TRANSACTIONS TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------ ------------ ----------- ---------
                                                                                     CORE LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $0.01        $2.35        $(0.01)      --        $(0.32)      $(0.06)      $1.97     $11.97
1998--Class B
Shares(b).......   10.00     (0.03)        2.33           --        --         (0.18)       (0.20)       1.92      11.92
1998--Class C
Shares(b).......   11.80     (0.02)        0.54           --      (0.01)       (0.38)         --         0.13      11.93
1998--Institu-
tional
Shares(b).......   10.00      0.01         2.35         (0.01)      --         (0.19)       (0.19)       1.97      11.97
1998--Service
Shares (b)......   10.00     (0.02)        2.35           --        --         (0.08)       (0.30)       1.95      11.95
                                                                                          RATIOS ASSUMING NO
                                                                                       VOLUNTARY WAIVER OF FEES
                                                                                        OR EXPENSE LIMITATIONS
                                                                                       ----------------------------------------
                                                                                                              RATIO
                                                     NET       RATIO     RATIO OF NET                        OF NET
                                                  ASSETS AT    OF NET     INVESTMENT     RATIO OF          INVESTMENT
                             PORTFOLIO  AVERAGE     END OF    EXPENSES    INCOME TO    EXPENSES TO          (LOSS) TO
                   TOTAL     TURNOVER  COMMISSION   PERIOD   TO AVERAGE  AVERAGE NET   AVERAGE NET           AVERAGE
                 RETURN(A)     RATE       RATE    (IN 000'S) NET ASSETS     ASSETS        ASSETS           NET ASSETS
                 ----------- --------- ---------- ---------- ----------- ------------- ------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   23.79%(d)   74.97%    $.0282    $53,786      0.91%(c)     0.12%(c)            2.40%(c)           (1.37)%(c)
1998--Class B
Shares(b).......   23.26(d)    74.97      .0282     13,857      1.67(c)     (0.72)(c)            2.91(c)            (1.96)(c)
1998--Class C
Shares(b).......    4.56(d)    74.97      .0282      4,132      1.68(c)     (0.76)(c)            2.92(c)            (2.00(c)
1998--Institu-
tional
Shares(b).......   23.89(d)    74.97      .0282      4,656      0.72(c)      0.42 (c)            1.96(c)            (0.82)(c)
1998--Service
Shares (b)......   23.56(d)    74.97      .0282        115      1.17(c)     (0.21)(c)            2.41(c)            (1.45)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B Institutional and Service Share activity commenced on May 1, 1997. Class C share activity commenced on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.

                                  INCOME FROM           DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)       SHAREHOLDERS
                           ------------------------- -----------------------
                                           NET
                                       REALIZED AND               FROM NET
                                        UNREALIZED                REALIZED
                 NET ASSET    NET     GAIN (LOSS) ON    FROM      GAIN ON        NET     NET ASSET
                  VALUE,   INVESTMENT INVESTMENT AND    NET      INVESTMENT   INCREASE    VALUE,               PORTFOLIO
                 BEGINNING   INCOME      FUTURES     INVESTMENT AND FUTURES    IN NET     END OF     TOTAL     TURNOVER
                 OF PERIOD   (LOSS)    TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)     RATE
                 --------- ---------- -------------- ---------- ------------ ----------- --------- ---------   ---------
                                                                      CORE SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $(0.01)      $0.65          --        $(0.05)      $0.59     $10.59     6.37%(d)    37.65%
1998--Class B
Shares(b).......   10.00      (0.03)       0.64          --         (0.05)       0.56      10.56     6.07(d)     37.65
1998--Class C
Shares(b).......   10.00      (0.02)       0.64          --         (0.05)       0.57      10.57     6.17(d)     37.65
1998--Institu-
tional
Shares(b).......   10.00       0.01        0.65          --         (0.05)       0.61      10.61     6.57(d)     37.65
1998--Service
Shares(b).......   10.00       0.01        0.64          --         (0.05)       0.60      10.60     6.47(d)     37.65
                                                                    RATIOS ASSUMING NO
                                                                 VOLUNTARY WAIVER OF FEES
                                                                  OR EXPENSE LIMITATIONS
                                                                 ---------------------------
                                                                                  RATIO
                               NET      RATIO     RATIO OF NET                   OF NET
                            ASSETS AT   OF NET     INVESTMENT     RATIO OF     INVESTMENT
                  AVERAGE    END OF    EXPENSES   INCOME (LOSS)  EXPENSES TO  INCOME (LOSS)
                 COMMISSION  PERIOD   TO AVERAGE   TO AVERAGE    AVERAGE NET   TO AVERAGE
                    RATE    (IN 000S) NET ASSETS   NET ASSETS      ASSETS      NET ASSETS
                 ---------- --------- ----------- -------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   $.0370    $11,118     1.25%(c)     (0.36)%(c)    3.92%(c)      (3.03)%(c)
1998--Class B
Shares(b).......    .0370      9,957     1.95(c)      (1.04)(c)     4.37(c)       (3.46)(c)
1998--Class C
Shares(b).......    .0370      2,557     1.95(c)      (1.07)(c)     4.37(c)       (3.49)(c)
1998--Institu-
tional
Shares(b).......    .0370      9,026     0.95(c)       0.15 (c)     3.37(c)       (2.27)(c)
1998--Service
Shares(b).......    .0370          2     1.45(c)       0.40 (c)     3.87(c)       (2.02)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.

                                  INCOME FROM                       DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                   SHAREHOLDERS
                           ------------------------- -----------------------------------------------
                                           NET                               FROM NET   IN EXCESS OF     NET
                 NET ASSET    NET      REALIZED AND     FROM    IN EXCESS    REALIZED   NET REALIZED  INCREASE   NET ASSET
                  VALUE,   INVESTMENT   UNREALIZED      NET       OF NET     GAIN ON      GAIN ON    (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT  INVESTMENT   INVESTMENT    IN NET     END OF
                 OF PERIOD   (LOSS)    INVESTMENTS     INCOME     INCOME   TRANSACTIONS TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------ ------------ ----------- ---------
                                                                                                    CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $16.73     $ 0.02       $ 4.78       $(0.01)    $(0.01)     $(3.03)      $  --       $ 1.75     $18.48
1998--Class B
Shares..........   16.67       0.02         4.61          --         --        (1.20)       (1.83)       1.60      18.27
1998--Class C
Shares(b).......   19.73      (0.02)        1.60          --       (0.04)      (0.47)       (2.56)      (1.49)     18.24
1998--Institu-
tional
Shares(b).......   19.88       0.02         1.66        (0.01)     (0.07)      (0.41)       (2.62)      (1.43)     18.45
1998--Service
Shares--(b).....   19.88      (0.01)        1.66          --       (0.04)      (0.76)       (2.27)      (1.42)     18.46
--------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   14.91       0.10         3.56        (0.10)     (0.02)      (1.72)         --         1.82      16.73
1997--Class B
Shares(b).......   15.67       0.01         2.81        (0.01)     (0.09)      (1.72)         --         1.00      16.67
--------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   13.67       0.12         3.93        (0.12)       --        (2.69)         --         1.24      14.91
--------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.96       0.03        (0.69)       (0.01)       --        (1.62)         --        (2.29)     13.67
--------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.64       0.02         2.40        (0.01)     (0.02)      (1.07)         --         1.32      15.96
--------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   13.65       0.06         2.28        (0.07)       --        (1.28)         --         0.99      14.64
--------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   11.10       0.28         2.90        (0.31)       --        (0.32)         --         2.55      13.65
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(c).......   11.34       0.34        (0.27)       (0.31)       --          --           --        (0.24)     11.10
                                                                                        RATIOS ASSUMING NO
                                                                                     VOLUNTARY WAIVER OF FEES
                                                                                      OR EXPENSE LIMITATIONS
                                                                                     -------------------------
                                                                                                     RATIO
                                                    NET       RATIO    RATIO OF NET                 OF NET
                                                 ASSETS AT    OF NET    INVESTMENT    RATIO OF    INVESTMENT
                            PORTFOLIO  AVERAGE     END OF    EXPENSES   INCOME TO    EXPENSES TO INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD   TO AVERAGE AVERAGE NET   AVERAGE NET  TO AVERAGE
                 RETURN(A)    RATE     RATE(B)   (IN 000S)  NET ASSETS    ASSETS       ASSETS     NET ASSETS
                 ---------- --------- ---------- ---------- ---------- ------------- ----------- -------------
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   29.71%     61.50%    $.0612   $1,256,595    1.40%       0.08%        1.65%        (0.17)%
1998--Class B
Shares..........   28.73      61.50      .0612       40,827    2.18       (0.77)        2.18         (0.77)
1998--Class C
Shares(b).......    8.83(d)   61.50      .0612        5,395    2.21(c)    (0.86)(c)     2.21(c)      (0.86)(c)
1998--Institu-
tional
Shares(b).......    9.31(d)   61.50      .0612        7,262    1.16(c)     0.18 (c)     1.16(c)       0.18 (c)
1998--Service
Shares--(b).....    9.18(d)   61.50      .0612            2    1.50(c)    (0.16)(c)     1.50(c)      (0.16)(c)
--------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   25.97      52.92      .0563      920,646    1.40        0.62         1.65          0.37
1997--Class B
Shares(b).......   19.39(d)   52.92      .0563        3,221    2.15(c)    (0.39)(c)     2.15(c)      (0.39)(c)
--------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   30.45      63.90        --       881,056    1.36        0.65         1.61          0.40
--------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   (4.38)     38.36        --       862,105    1.38        0.16         1.63         (0.09)
--------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.89      36.12        --       833,682    1.38        0.13         1.63         (0.12)
--------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   18.01      58.93        --       665,976    1.41        0.42         1.66          0.17
--------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   29.31      48.93        --       500,307    1.53        2.09         1.78          1.84
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(c).......    0.84(d)   35.63        --       437,533    1.27(c)     3.24(c)      1.47(c)       3.04(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on April 20, 1990, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                         INCOME FROM                              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                         SHAREHOLDERS
                           ---------------------------------------- ---------------------------------------------
                                                      NET REALIZED
                                                     AND UNREALIZED                                       NET
                                       NET REALIZED     LOSS ON                             FROM NET    INCREASE   NET
                 NET ASSET            AND UNREALIZED    FOREIGN                IN EXCESS    REALIZED   (DECREASE) ASSET
                  VALUE,      NET        GAIN ON        CURRENCY     FROM NET    OF NET     GAIN ON      IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS      RELATED     INVESTMENT INVESTMENT  INVESTMENT    ASSET    END OF
                 OF PERIOD   INCOME    AND OPTIONS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                    MID CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......  $23.63     $0.09        $0.77          $(0.01)      $(0.06)    $(0.04)     $(2.77)     $(2.02)  $21.61
1998--Class B
Shares(b).......   23.63      0.06         0.75           (0.01)       (0.09)       --        (2.77)      (2.06)   21.57
1998--Class C
Shares(b).......   23.63      0.06         0.77           (0.01)       (0.09)       --        (2.77)      (2.04)   21.59
1998--Institu-
tional Shares...   18.73      0.16         5.70           (0.04)       (0.13)       --        (2.77)       2.92    21.65
1998--Service
Shares(b).......   23.01      0.09         1.41           (0.01)       (0.11)       --        (2.77)      (1.39)   21.62
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   15.91      0.24         3.77             --         (0.24)     (0.93)      (0.02)       2.82    18.73
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......   15.00      0.13         0.90             --         (0.12)       --          --         0.91    15.91
                                                                                     RATIOS ASSUMING NO
                                                                                    EXPENSE LIMITATIONS
                                                                                   ------------------------
                                                     NET   RATIO OF    RATIO OF
                                                   ASSETS    NET         NET       RATIO OF     RATIO OF
                                                   AT END  EXPENSES   INVESTMENT   EXPENSES        NET
                                                     OF       TO        INCOME        TO       INVESTMENT
                             PORTFOLIO   AVERAGE   PERIOD  AVERAGE    (LOSS) TO    AVERAGE    INCOME (LOSS)
                   TOTAL     TURNOVER   COMMISSION   (IN     NET       AVERAGE       NET       TO AVERAGE
                 RETURN(A)     RATE      RATE(F)    000S)   ASSETS    NET ASSETS    ASSETS     NET ASSETS
                 ----------- ---------- ---------- ------- ---------- ------------ ---------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......    3.42%(d)   62.60%    $0.0540   $90,588   1.35%(c)    0.33%(c)    1.47%(c)      0.21%(c)
1998--Class B
Shares(b).......    3.17(d)    62.60      0.0540    28,743   1.85(c)    (0.20)(c)    1.97(c)      (0.32)(c)
1998--Class C
Shares(b).......    3.27(d)    62.60      0.0540     6,445   1.85(c)    (0.23)(c)    1.97(c)      (0.35)(c)
1998--Institu-
tional Shares...   30.86       62.60      0.0540   236,440   0.85        0.78        0.97          0.66
1998--Service
Shares(b).......    6.30(d)    62.60      0.0540         8   1.35(c)     0.63 (c)    1.43(c)       0.51 (c)
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   25.63       74.03      0.0547   145,253   0.85        1.35        0.91          1.29
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......    6.89(d)    58.77(d)      --    135,671   0.85(c)     1.67(c)     0.98(c)       1.54(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on August 15, 1997, August 15, 1997, August 15, 1997, August 1, 1995 and July 18, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                     INCOME FROM                    DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(E)                SHAREHOLDERS
                           ------------------------------- -----------------------------------
                                          NET REALIZED                  FROM NET
                 NET ASSET    NET        AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS  NET INCREASE
                  VALUE,   INVESTMENT    GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    (DECREASE)  NET ASSET
                 BEGINNING   INCOME      INVESTMENT AND    INVESTMENT AND OPTIONS   INVESTMENT IN NET ASSET VALUE, END   TOTAL
                 OF PERIOD   (LOSS)   OPTIONS TRANSACTIONS   INCOME   TRANSACTIONS    INCOME      VALUE     OF PERIOD  RETURN(A)
                 --------- ---------- -------------------- ---------- ------------- ---------- ------------ ---------- ---------
                                                                                                          SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $20.91     $0.14           $5.33           $  --       $(2.33)      $  --       $ 3.14      $24.05     26.17%
1998--Class B
Shares..........   20.80     (0.01)           5.27              --        (2.33)         --         2.93       23.73     25.29
1998--Class C
Shares(b).......   24.69     (0.06)           1.43              --        (1.99)       (0.34)      (0.96)      23.73      5.51(d)
1998--Institu-
tional
Shares(b).......   24.91      0.03            1.48              --        (2.05)       (0.28)      (0.82)      24.09      6.08(d)
1998--Service
Shares(b).......   24.91     (0.01)           1.48              --        (2.02)       (0.31)      (0.86)      24.05      5.91(d)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.29     (0.21)           4.92              --        (1.09)         --         3.62       20.91     27.28
1997--Class B
Shares(b).......   20.79     (0.11)           1.21              --        (1.09)         --         0.01       20.80      5.39(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   16.14     (0.23)           1.39              --        (0.01)         --         1.15       17.29      7.20
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   20.67     (0.07)          (3.53)             --        (0.69)       (0.24)      (4.53)      16.14    (17.53)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.68     (0.04)           5.03              --        (1.00)         --         3.99       20.67     30.13
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18      0.03            2.50            (0.03)        --           --         2.50       16.68     17.86(d)
                                                                                   RATIOS ASSUMING NO
                                                                                    VOLUNTARY WAIVER
                                                                                        OF FEES
                                                                               --------------------------
                                                                  RATIO OF                    RATIO OF
                                      NET ASSETS   RATIO OF    NET INVESTMENT   RATIO OF   NET INVESTMENT
                 PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET      AVERAGE   TO AVERAGE NET
                   RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS      NET ASSETS      ASSETS
                 --------- ---------- ---------- ------------ ---------------- ----------- --------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   84.81%   $0.0517    $370,246      1.54%         (0.28)%        1.76%        (0.50)%
1998--Class B
Shares..........   84.81     0.0517      42,677      2.29          (0.92)         2.29         (0.92)
1998--Class C
Shares(b).......   84.81     0.0517       5,604      2.09(c)       (0.79)(c)      2.09(c)      (0.79)(c)
1998--Institu-
tional
Shares(b).......   84.81     0.0517      14,626      1.16(c)        0.27(c)       1.16(c)       0.27(c)
1998--Service
Shares(b).......   84.81     0.0517           2      1.45(c)       (0.07)(c)      1.45(c)      (0.07)(c)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   99.46      .0461     212,061      1.60          (0.72)         1.85         (0.97)
1997--Class B
Shares(b).......   99.46      .0461       3,674      2.35(c)       (1.63)(c)      2.35(c)      (1.63)(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   57.58        --      204,994      1.41          (0.59)         1.66         (0.84)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   43.67        --      319,487      1.53          (0.53)         1.78         (0.78)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   56.81        --      261,074      1.60          (0.45)         1.85         (0.70)
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......    7.12        --       59,339      1.65(c)        0.62(c)       2.70(c)      (0.43)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on October 22, 1992, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  Value Style Funds. The Growth and Income, Mid Cap Equity, Small Cap Value Funds and the equity portion of the Balanced Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth Fund is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE Funds. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

  In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets and individual equity securities according to fundamental investment characteristics. The CORE Funds use the Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE Funds seek to capitalize on the strengths of each discipline.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed-income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed-income securities." The Fund's investments in fixed-income securities that are issued by foreign issuers, including issuers in Emerging Countries, may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective: The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives And Policies--Quantitative Style Funds."

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CORE SMALL CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investments in small market capitalization issuers involve special risks. See "Description of Securities" and "Risk Factors." If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CAPITAL GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 SMALL CAP VALUE FUND (FORMERLY, THE "SMALL CAP EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above the amount stated above, the Fund may, consistent with its investment objective, continue to hold the security.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed- income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.


                           DESCRIPTION OF SECURITIES

  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in equity securities of foreign issuers that are traded in the U.S.). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts

("GDRs") and each Fund, other than the CORE Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced Fund enters into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced Fund may also engage in a variety of foreign currency management techniques. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets in debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth and Small Cap Value Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Balanced Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protection as U.S. exchanges.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a

Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps (Balanced Fund only); (iii) credit swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only); (iv) yield curve options and inverse floating rate securities (Balanced Fund only); (v) other investment companies including World Equity Benchmark Shares; (vi) unseasoned companies; (vii) municipal securities (Balanced Fund only); (viii) loan participations (Balanced Fund only); (ix) custodial receipts; and (x) reverse repurchase agreements for investment purposes (Balanced Fund only).

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information, see the Additional Statement.

                                 RISK FACTORS

  RISKS OF INVESTING IN EQUITY SECURITIES. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, domestic stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN EMERGING MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The Growth and Income, Mid Cap Equity and Small Cap Value Funds may each invest up to 25%, the Balanced Fund may invest up to 20% and the Capital Growth Fund may invest up to 10% of their respective total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed- income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding Shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza,
New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSFM, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS

                                                YEARS
                                                PRIMARILY
       NAME AND TITLE       FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------------- ------------------- ----------- ----------------------------
  George D. Adler           Senior                 Since      Mr. Adler joined the
   Vice President           Portfolio Manager--    1997       Investment Adviser in
                            Capital Growth                    1997. From 1990 to 1997,
                                                              he was a portfolio
                                                              manager at Liberty
                                                              Investment Management,
                                                              Inc. From 1988 to 1990
                                                              he was a director of
                                                              portfolio management at
                                                              Banc One in Ohio.
--------------------------------------------------------------------------------------------
  Eileen A. Aptman          Senior Portfolio       Since      Ms. Aptman joined the
   Vice President           Manager--              1996       Investment Adviser in
                            Mid Cap Equity         1997       1993. From 1990 to 1993,
                            Small Cap Value                   she worked at Delphi
                                                              Management as an equity
                                                              analyst, focusing her
                                                              research efforts on
                                                              value stocks.
--------------------------------------------------------------------------------------------
  Jonathan A. Beinner       Senior Portfolio       Since      Mr. Beinner joined the
   Managing Director and    Manager--Balanced      1994       Investment Adviser in
   Co-Head U.S. Fixed       (Fixed Income)                    1990. From 1988 to 1990,
   Income                                                     he worked as a portfolio
                                                              manager at Franklin
                                                              Savings Association in
                                                              the trading and
                                                              arbitrage group.

                                                   YEARS
                                                   PRIMARILY
    NAME AND TITLE      FUND RESPONSIBILITY        RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------ --------------------------    ----------- ----------------------------
  Melissa Brown         Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President       CORE U.S. Equity              1998       Investment Adviser in
                        CORE Large Cap Growth         1998       1998. From 1984 to 1998,
                        CORE Small Cap Equity         1998       she was the director of
                                                                 Quantitative Equity
                                                                 Research and served on
                                                                 the Investment Policy
                                                                 Committee at Prudential
                                                                 Securities.
-----------------------------------------------------------------------------------------------
  Kent A. Clark         Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President       CORE U.S. Equity              1996       Investment Adviser in
                        CORE Large Cap Growth         1997       1992.
                        CORE Small Cap Equity         1997
-----------------------------------------------------------------------------------------------
  Robert G. Collins     Senior Portfolio Manager--    Since      Mr. Collins joined the
   Vice President       Capital Growth                1997       Investment Adviser in
                                                                 1997. From 1991 to 1997,
                                                                 he was a portfolio
                                                                 manager at Liberty
                                                                 Investment Management,
                                                                 Inc. His past
                                                                 experiences include work
                                                                 as a special situations
                                                                 analyst with Raymond
                                                                 James & Associates for
                                                                 five years.
-----------------------------------------------------------------------------------------------
  Herbert E. Ehlers     Senior Portfolio Manager--    Since      Mr. Ehlers joined the
   Managing Director    Capital Growth                1997       Investment Adviser in
                                                                 1997. From 1994 to 1997,
                                                                 he was the Chief
                                                                 Investment Officer and
                                                                 Chairman of Liberty
                                                                 Investment Management,
                                                                 Inc. He was a portfolio
                                                                 manager and president at
                                                                 Liberty's predecessor
                                                                 firm, Eagle Asset
                                                                 Management, from 1984 to
                                                                 1994.
-----------------------------------------------------------------------------------------------
  Gregory H. Ekizian    Senior Portfolio Manager--    Since      Mr. Ekizian joined the
   Vice President       Capital Growth                1997       Investment Adviser in
                                                                 1997. From 1990 to 1997,
                                                                 he was a portfolio
                                                                 manager at Liberty
                                                                 Investment Management,
                                                                 Inc. and its predecessor
                                                                 firm, Eagle Asset
                                                                 Management.
-----------------------------------------------------------------------------------------------
  Paul D. Farrell       Senior Portfolio Manager--    Since      Mr. Farrell joined the
   Vice President       Mid Cap Equity                1998       Investment Adviser in
                        Small Cap Value               1992       1991. In 1998, he became
                                                                 responsible for managing
                                                                 the Investment Adviser's
                                                                 Value team. During 1991,
                                                                 he served as a managing
                                                                 director at Plaza
                                                                 Investment Managers, the
                                                                 investment subsidiary of
                                                                 GEICO Corp., a major
                                                                 insurance company. From
                                                                 1986 to 1991, he was
                                                                 employed by Goldman
                                                                 Sachs as a vice
                                                                 president in the
                                                                 investment research
                                                                 department and was
                                                                 responsible for the
                                                                 formation of the firm's
                                                                 Emerging Growth Research
                                                                 Group.
-----------------------------------------------------------------------------------------------
  Greg Gigliotti        Senior Portfolio Manager--    Since      Mr. Gigliotti joined the
   Vice President       Growth and Income             1998       Investment Adviser in
                        Balanced (Equity)             1998       1997. From 1996 to 1997
                        Mid Cap Equity                1998       he was a Vice President
                                                                 and senior analyst at
                                                                 Franklin Mutual
                                                                 Advisors, Inc., the
                                                                 asset management
                                                                 division of Franklin
                                                                 Resources, Inc. From
                                                                 1989 to 1996 he was a
                                                                 Vice President and
                                                                 senior analyst at Heine
                                                                 Securities Corporation
                                                                 which was purchased by
                                                                 Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------
  Robert C. Jones       Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director    CORE U.S. Equity              1991       Investment Adviser in
                        CORE Large Cap Growth         1997       1989. From 1987 to 1989,
                        CORE Small Cap Equity         1997       he was the senior
                                                                 quantitative analyst in
                                                                 the Goldman Sachs
                                                                 Investment Research
                                                                 Department and the
                                                                 author of the monthly
                                                                 Stock Selection
                                                                 publication.

                                                        YEARS
                                                        PRIMARILY
      NAME AND TITLE        FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ---------------------- --------------------------     ----------- ----------------------------
  Richard C. Lucy            Senior Portfolio Manager--    Since      Mr. Lucy joined the
   Vice President and        Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S.                                                       1992. From 1983 to 1992,
   Fixed Income                                                       he managed fixed income
                                                                      assets at Brown Brothers
                                                                      Harriman & Co.
----------------------------------------------------------------------------------------------------
  Matthew B. McLennan        Senior Portfolio Manager--    Since      Mr. McLennan joined the
   Vice President            Mid Cap Equity                1998       Investment Adviser in
                             Small Cap Value               1996       1995. From 1994 to 1995,
                                                                      he worked in the
                                                                      Investment Banking
                                                                      Division of Goldman
                                                                      Sachs in Australia. From
                                                                      1991 to 1994, Mr.
                                                                      McLennan worked at
                                                                      Queensland Investment
                                                                      Corporation in
                                                                      Australia.
----------------------------------------------------------------------------------------------------
  Victor H. Pinter           Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President            CORE U.S. Equity              1996       Investment Adviser in
                             CORE Large Cap Growth         1997       1990. From 1985 to 1990,
                             CORE Small Cap Equity         1997       he was a project manager
                                                                      in the Information
                                                                      Technology Division of
                                                                      the Investment Adviser.
----------------------------------------------------------------------------------------------------
  Thomas S. Price            Senior Portfolio Manager--    Since      Mr. Price joined the
   Vice President            Growth and Income             1998       Investment Adviser in
                             Balanced (Equity)             1998       1997. From 1996 to 1997
                             Mid Cap Equity                1998       he was a Vice President
                                                                      and senior analyst at
                                                                      Franklin Mutual
                                                                      Advisors, Inc., the
                                                                      asset management
                                                                      division of Franklin
                                                                      Resources, Inc. From
                                                                      1993 to 1996 he was a
                                                                      Vice President and
                                                                      senior analyst at Heine
                                                                      Securities Corporation
                                                                      which was purchased by
                                                                      Franklin Resources, Inc.
----------------------------------------------------------------------------------------------------
  David G. Shell             Senior Portfolio Manager--    Since      Mr. Shell joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. and its predecessor
                                                                      firm, Eagle Asset
                                                                      Management.
----------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.     Senior Portfolio Manager--    Since      Mr. Segundo joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. From 1990 to 1992,
                                                                      he was an equity
                                                                      research analyst with
                                                                      Fidelity Management &
                                                                      Research Company.
----------------------------------------------------------------------------------------------------
  Lawrence S. Sibley         Senior Portfolio Manager--    Since      Mr. Sibley joined the
   Vice President            Growth and Income             1997       Investment Adviser in
                             Balanced (Equity)             1997       1997. From 1994 to 1997,
                             Mid Cap Equity                1997       he headed Institutional
                                                                      Equity Sales at J.P.
                                                                      Morgan Securities and
                                                                      from 1987 to 1994, he
                                                                      was a principal of
                                                                      Sanford C. Bernstein &
                                                                      Co. in its Institutional
                                                                      Sales Department.
----------------------------------------------------------------------------------------------------
  Karma Wilson               Senior Portfolio Manager--    Since      Ms. Wilson joined the
   Vice President            Growth and Income             1998       Investment Adviser in
                             Balanced (Equity)             1998       1994. Prior to 1994, she
                             Mid Cap Equity                1998       was an investment
                                                                      analyst with Bankers
                                                                      Trust Australia Ltd.
                                                                      Before 1992 she was
                                                                      employed at Arthur
                                                                      Andersen LLP.


  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSFM are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
     ----
     Balanced..................................    0.65%            0.65%
     Growth and Income.........................    0.70%            0.70%
     CORE Large Cap Growth.....................    0.75%            0.60%
     CORE Small Cap Equity.....................    0.85%            0.75%
     Mid Cap Equity............................    0.75%            0.75%
     Small Cap Value...........................    1.00%            1.00%
     GSFM
     ----
     CORE U.S. Equity..........................    0.75%            0.59%
     Capital Growth............................    1.00%            1.00%

---------------------
* All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE U.S. Equity and CORE Small Cap Equity Funds will equal 0.70% and 0.85%, respectively. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.01%, 0.05%, 0.00%, 0.00%, 0.04%, 0.00%, 0.10% and 0.06% per annum of the average daily net assets of the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and Small Cap Value Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for Shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to a fee with respect to each Fund's Class A, Class B and Class C Shares equal, on an annual basis, to 0.19% of average daily net assets. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation: fees payable to the Investment Adviser; distribution and service fees; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' Shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A, Class B and Class C Shares, as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of Shares you wish to purchase, the Funds will assume that your instructions apply to Class A Shares.

  CLASS A SHARES. If you invest less than $1 million in Class A Shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A Shares of a Fund, no sales charge will be imposed at the time of purchase, but you may incur a deferred sales charge equal to 1.00% if you redeem your Shares within 18 months of purchase. Class A Shares are subject to distribution and service fees of 0.25% per annum of each Fund's average daily net assets attributable to Class A Shares.

  CLASS B SHARES. Class B Shares are sold without an initial sales charge, but are subject to a CDSC of up to 5% if redeemed within six years of purchase. Class B Shares are subject to distribution and service fees of 1.00% per annum of each Fund's average daily net assets attributable to Class B Shares. See "Distribution and Service Plans." Class B Shares will automatically convert to Class A Shares, based on their relative NAVs, eight years after the initial purchase. Your entire investment in Class B Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares.

  CLASS C SHARES. Class C Shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C Shares are subject to distribution and service fees of 1.00% per annum of each Fund's average daily net assets attributable to Class C Shares. See "Distribution and Service Plans." Class C Shares have no conversion feature, and accordingly, an investor that purchases Class C Shares will be subject to the distribution and service fee imposed on Class C Shares for an indefinite period, subject to annual approval by the Fund's Board of Trustees and certain regulatory limitations. Your entire investment in Class C Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares (or Class B Shares after conversion to Class A Shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years, you might consider purchasing Class B Shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C Shares. There is no size limit on the purchase of Class A Shares. A maximum purchase limitation of $250,000 and $1,000,000 in the aggregate normally applies to purchases of Class B Shares and Class C Shares, respectively. Although Class C Shares are subject to a CDSC for only 12 months and at a lower rate than Class B Shares, Class C Shares do not have the conversion feature applicable to Class B Shares, making them subject to higher distribution and service fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

HOW TO BUY SHARES OF THE FUNDS--CLASS A, CLASS B AND CLASS C SHARES

  You may purchase Shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the NAV next determined after receipt of an order as described below under "Other Purchase Information," plus, in the case of Class A Shares, any applicable sales charge. Currently, each Fund's NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 4:00 p.m. New York time).

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with tax-sheltered retirement plans, Individual Retirement Account Plans (excluding SIMPLE IRAs and Education IRAs) or accounts established under the Uniform Gift to Minors Act ("UGMA"), and an initial investment minimum of $200 applies to purchases in connection with 403(b) plans. The minimum initial investment for purchases in connection with SIMPLE and Education IRAs, as well as purchases through the Automatic Investment Plan, is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of Shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of Shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Domestic Equity Funds--(Name of Fund and class of Shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem Shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose Shares are being redeemed to allow them to purchase sufficient additional Shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which Shares are offered and the sales charge rates applicable to future purchases of Shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A Shares of each Fund is the next determined NAV per Share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of Shares as shown in the following table:

                                                                SALES CHARGE   MAXIMUM DEALER
                                                SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE                        PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)                OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------                --------------- ------------- -----------------
Less than $50,000..............................      5.50%          5.82%           5.00%
$50,000 up to (but less than) $100,000.........      4.75           4.99            4.00
$100,000 up to (but less than) $250,000........      3.75           3.90            3.00
$250,000 up to (but less than) $500,000........      2.75           2.83            2.25
$500,000 up to (but less than) $1 million......      2.00           2.04            1.75
$1 million or more.............................      0.00*          0.00*            **

                                                       (footnotes on next page)

--------
  * No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of Shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for plans investing in the Funds which satisfy the criteria set forth in (h) below or "wrap" accounts purchasing $1 million or more which satisfy the criteria set forth in (i) below. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the Shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC, as described below, of 1.00% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge, but if the Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the Shares were exchanged into and remained invested in an ILA Portfolio (the "CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A Shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividend or capital gains distributions which have been reinvested in additional Class A Shares. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed. In determining whether a CDSC applies to a redemption, it will be assumed that the redemption is first made from any Class A Shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A Shares of the Funds may be sold at NAV without payment of any sales charge to: (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of Shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy Shares worth $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan; (i) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (j) registered investment advisers investing for accounts for which they receive asset-based fees; (k) accounts over which GSAM or its advisory affiliates have investment discretion; and (l) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing Shares of the Funds at NAV without payment of any initial sales charge may be charged a fee if they effect transactions in Shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in Shares of each Fund at NAV, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (Shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See the Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A Shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B Shares of the Funds at the next determined NAV without the imposition of an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including Shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B Shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B Shares, the Funds will first redeem Shares not subject to any CDSC, and then Shares held longest during the applicable period.

                                                                 CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE                                                    DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the distributor and may be used in whole or part to defray the distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

  Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B Shares of a Fund acquired by exchange from Class B Shares of another Goldman Sachs Fund will convert into Class A Shares of such Fund based on the date of the initial purchase. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase of the Shares on which the distribution was paid. The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

OFFERING PRICE--CLASS C SHARES

  Investors may purchase Class C Shares of the Funds at the next determined NAV without the imposition of an initial sales charge. However, if Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including Shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C Shares, the Funds will first redeem Shares held for longer than 12 months, and then Shares held for the longest period during the 12 month period. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1.00% of the amount invested is paid by the Distributor to Authorized Dealers.

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A, CLASS B AND CLASS C SHARES

  A shareholder who redeems Class A or Class B Shares of a Fund may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional Share to round off his purchase to the nearest full Share) in Class A Shares of the same Fund or any other Goldman Sachs Fund. A shareholder who redeems Class C Shares of a Fund may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional Share to round off the purchase to the nearest full Share) in Class C Shares of the same Fund or any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the Shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you redeemed Class A or Class C Shares, paid a CDSC upon redemption and reinvest in Class A or Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested Shares will continue to be subject to a CDSC. In this case, the holding period of the Class A or Class C Shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed Shares. If you redeemed Class B Shares and paid a CDSC upon redemption, you are permitted to reinvest the redemption proceeds in Class A Shares at NAV as described above, but the amount of the CDSC paid upon redemption will not be credited to your account.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within 90 days after the original purchase of Class A Shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A Shares received in the reinvestment. To the extent that any loss is realized and Shares of the same Fund are purchased within 30 days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of Shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B, Class C and Class A Shares that are subject to a CDSC may be waived or reduced if the redemption relates to: (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in Section 72(m)(7) of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t)(2) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions distributed from a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C Shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and Class C Shares and 10% of the value of your Class A Shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in Shares of the same class or an equivalent class of other Goldman Sachs Funds or ILA Portfolios. See "Fund Highlights." A shareholder may also elect to exchange automatically a specified dollar amount of Shares of a Fund for Shares of the same Class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at NAV and will not be subject to any initial sales charge or CDSC as a result of the cross-reinvestment or exchange, but Shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the Fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the 15th day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the Fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000; and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund Shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds offer their Shares for purchase by retirement plans, including traditional and Roth IRAs for individuals and their spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for Shares of the same class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The Shares of these other funds acquired by an exchange may later be exchanged for Shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for Shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' notice to shareholders and is subject to certain limitations.

  An exchange of Shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the Shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder has owned Shares will be measured from the date the shareholder acquired the original Shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and Class of Shares and either writing to Goldman Sachs, Attention: Goldman Sachs Domestic Equity Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (7:00 a.m. to 3:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such Shares, to the extent a sales charge that would otherwise apply to the Shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A Shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the Shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Eligible investors may exchange certain classes of Shares for another class of Shares of the same Fund. For further information, call Goldman Sachs at the number set forth on the back of the Prospectus.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the Shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries may be authorized to accept, on the Trust's behalf, purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share (adjusted for any applicable sales charge) next determined after such acceptance. Otherwise, a Fund or Goldman Sachs must receive an order in proper form before it is effective. Authorized Dealers and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Customers should contact their Authorized Dealers or intermediaries to learn whether they are authorized to accept orders for the Trust.

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund Shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If Shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange Shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Shares of the Funds and other Goldman Sachs Funds (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time their customers' assets have remained in a Fund) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Authorized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


                        DISTRIBUTION AND SERVICE PLANS

  The Trust has adopted distribution and service plans on behalf of the Funds' Class A, Class B and Class C Shares (each a "Plan"). Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

  Goldman Sachs may use this distribution fee for its expenses of distributing Class A, Class B and Class C Shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Plans include: compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives; commissions paid to Authorized Dealers; allocable overhead; telephone and travel expenses; interest expenses and other costs associated with the financing of such compensation and expenses; the printing of prospectuses for prospective shareholders; preparation and distribution of sales literature and advertising of any type; and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares. Goldman Sachs may also use payments under the Class A Plan for personal and account maintenance services as described below. The aggregate compensation that may be received under the Plans for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules. Payments for distribution services are also subject to the requirements of Rule 12b-1 under the Act.

  Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributable to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their Shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the distribution or service fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. The Plans will be reviewed and are subject to approval annually by the Trustees.

  In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission, and the 0.25% ongoing service fee, to Authorized Dealers after the Shares have been held for one year. All of these fees are paid by Goldman Sachs on a quarterly basis.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its Shares upon the request of a shareholder on any Business Day at the NAV next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will normally be mailed by check to a shareholder within three Business Days of receipt of a properly executed request. If the Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Shares. This may take up to 15 days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of Shares for amounts up to $50,000 within any seven calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of Shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to Shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total of one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in Shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See the Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding Shares will, at the election of each shareholder, be paid in: (i) cash; (ii) additional Shares of the same class of the Fund; or (iii) Shares of the same or an equivalent class of other Goldman Sachs Funds or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Shares or units of the Fund or another Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends at least annually. All of the Funds will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund a portion of the NAV per Share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). The NAV per Share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent 30 day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per Share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per Share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share on the last day of the period for which the distribution rate is being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each Class of Shares for the same period will differ. The investment performance of the Class A, Class B and Class C Shares will be affected by the payment of a sales charge, distribution and service fees and other Class specific expenses. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and Classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such class. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  As of April 3, 1998, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 59.9% of Mid Cap Equity Fund's outstanding Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. Each Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Funds may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional Shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time Shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional Shares, but if the investor's purchases within 13 months plus the value of Shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of Shares registered in the investor's name. All income dividends and capital gains distributions on escrowed Shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed Shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his or her attorney to surrender for redemption any or all escrowed Shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed Shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MA 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384

EQDOMPROABC
501416
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS DOMESTIC

EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

CLASS A, B AND C SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROSPECTUS
                      GOLDMAN SACHS DOMESTIC EQUITY FUNDS

May 1, 1998, as revised September 1, 1998
                                 SERVICE SHARES


GOLDMAN SACHS BALANCED FUND         GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
 Seeks long-term capital growth       Seeks long-term growth of capital
 and current income through in-       through a broadly diversified portfolio
 vestments in equity and fixed        of equity securities of U.S. issuers
 income securities.                   which are included in the Russell 2000
                                      Index at the time of investment.
GOLDMAN SACHS GROWTH AND INCOME
FUND                                GOLDMAN SACHS CAPITAL GROWTH FUND
 Seeks long-term growth of cap-       Seeks long-term growth of capital
 ital and growth of income            through diversified investments in eq-
 through investments in equity        uity securities of companies that are
 securities that are considered       considered to have long-term capital ap-
 to have favorable prospects          preciation potential.
 for capital appreciation
 and/or dividend paying abili-      GOLDMAN SACHS MID CAP EQUITY FUND
 ty.                                  Seeks long-term capital appreciation
                                      primarily through investments in equity
GOLDMAN SACHS CORE U.S. EQUITY        securities of companies with public
FUND                                  stock market capitalizations within the
 Seeks long-term growth of cap-       range of the market capitalization of
 ital and dividend income             companies constituting the Russell
 through a broadly diversified        Midcap Index at the time of investment
 portfolio of large cap and           (currently between $400 million and $16
 blue chip equity securities          billion).
 representing all major sectors
 of the U.S. economy.               GOLDMAN SACHS SMALL CAP VALUE FUND
                                      Seeks long-term capital growth through
GOLDMAN SACHS CORE LARGE CAP          investments in equity securities of com-
GROWTH FUND                           panies with public stock market capital-
 Seeks long-term growth of            izations of $1 billion or less at the
 capital through a broadly            time of investment.
 diversified portfolio of
 equity securities of large cap
 U.S. issuers that are expected
 to have better prospects for
 earnings growth than the
 growth rate of the general
 domestic economy. Dividend
 income is a secondary
 consideration.

                                 -------------

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value (formerly "Small Cap Equity") Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. GSAM and GSFM are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    6
Financial Highlights...............    8
Investment Objectives and Policies.   16
Description of Securities..........   21
Investment Techniques..............   26
Risk Factors.......................   30
Investment Restrictions............   32
Portfolio Turnover.................   32
Management.........................   32
Expenses...........................   37
Net Asset Value....................   37

                               PAGE
                               ----
Performance Information.......  38
Shares of the Trust...........  38
Taxation......................  39
Additional Information........  40
Additional Services...........  41
Reports to Shareholders.......  41
Dividends.....................  42
Purchase of Service Shares....  42
Exchange Privilege............  44
Redemption of Service Shares..  44
Appendix...................... A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."



--------------------------------------------------------------------------------

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
-----------    ------------            ----------------------              -----------
 BALANCED    Long-term         Between 45% and 65% of total assets in   Lehman Aggregate
 FUND        capital growth    equity securities and at least 25% in    Bond Index and
             and current       fixed-income senior securities.          the Standard &
             income.                                                    Poor's Index of
                                                                        500 Common
                                                                        Stocks (the "S&P
                                                                        500 Index")
----------------------------------------------------------------------------------------
 GROWTH AND  Long-term growth  At least 65% of total assets in equity   S&P 500 Index
 INCOME FUND of capital and    securities that the Investment Adviser
             growth of         considers to have favorable prospects
             income.           for capital appreciation and/or
                               dividend-paying ability.
----------------------------------------------------------------------------------------
 CORE U.S.   Long-term growth  At least 90% of total assets in equity   S&P 500 Index
 EQUITY FUND of capital and    securities of U.S. issuers, including
             dividend income.  certain foreign issuers in the U.S. The
                               Fund seeks to achieve its objective
                               through a broadly diversified portfolio
                               of large cap and blue chip equity
                               securities representing all major
                               sectors of the U.S. economy. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's expected return,
                               while maintaining risk, style,
                               capitalization and industry
                               characteristics similar to the S&P 500
                               Index.
----------------------------------------------------------------------------------------
 CORE LARGE  Long-term growth  At least 90% of total assets in equity   Russell 1000
 CAP GROWTH  of capital.       securities of U.S. issuers, including    Growth Index
 FUND        Dividend income   certain foreign issuers traded in the
             is a secondary    U.S. The Fund seeks to achieve its
             consideration.    objective through a broadly diversified
                               portfolio of equity securities of large
                               cap U.S. issuers that are expected to
                               have better prospects for earnings
                               growth than the growth rate of the
                               general domestic economy. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's expected return,
                               while maintaining risk, style,
                               capitalization and industry
                               characteristics similar to the Russell
                               1000 Growth Index.

--------------------------------------------------------------------------------

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
 ----------  ---------------         --------------------------           --------------
 CORE SMALL  Long-term growth  At least 90% of total assets in equity   Russell 2000
 CAP EQUITY  of capital.       securities of U.S. issuers, including    Index
 FUND                          certain foreign issuers traded in the
                               U.S. The Fund seeks to achieve its
                               investment objective through a broadly
                               diversified portfolio of equity
                               securities of U.S. issuers which are
                               included in the Russell 2000 Index at
                               the time of investment. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's expected return,
                               while maintaining risk, style,
                               capitalization and industry
                               characteristics similar to the Russell
                               2000 Index.
--------------------------------------------------------------------------------------
 CAPITAL     Long-term         At least 90% of total assets in a        S&P 500 Index
 GROWTH FUND capital growth.   diversified portfolio of equity
                               securities. The Investment Adviser
                               considers long-term capital
                               appreciation potential in selecting
                               investments.
--------------------------------------------------------------------------------------
 MID CAP     Long-term         At least 65% of total assets in          Russell Midcap
 EQUITY FUND capital           equity securities of companies with      Index
             appreciation.     public stock market capitalizations
                               within the range of the market
                               capitalization of companies
                               constituting the Russell Midcap Index
                               at the time of investment (currently
                               between $400 million and $16 billion)
                               ("Mid-Cap Companies").
--------------------------------------------------------------------------------------
 SMALL CAP   Long-term         At least 65% of total assets in equity   Russell 2000
 VALUE FUND  capital growth.   securities of companies with public
                               stock market capitalizations of $1
                               billion or less at the time of
                               investment.

--------------------------------------------------------------------------------

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased at the current net asset value ("NAV") without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Balanced..............................          Quarterly            Annually
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
CORE Small Cap Equity.................           Annually            Annually
Capital Growth........................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
Small Cap Value.......................           Annually            Annually

  Recordholders of Service Shares may receive dividends and distributions in additional Service Shares of the Fund in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

                                                  CORE   CORE
                                   GROWTH  CORE  LARGE  SMALL           MID   SMALL
                                    AND    U.S.   CAP    CAP   CAPITAL  CAP    CAP
                          BALANCED INCOME EQUITY GROWTH EQUITY GROWTH  EQUITY VALUE
                            FUND    FUND   FUND   FUND   FUND   FUND    FUND  FUND
                          -------- ------ ------ ------ ------ ------- ------ -----
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    None    None   None   None   None   None    None  None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............    None    None   None   None   None   None    None  None
 Redemption Fees........    None    None   None   None   None   None    None  None
 Exchange Fees..........    None    None   None   None   None   None    None  None
ANNUAL FUND OPERATING
 EXPENSES:
 (as a percentage of
 average daily net
 assets)/1/
 Management Fees (after
  applicable
  limitations)/2/.......    0.65%   0.70%  0.70%  0.60%  0.85%  1.00%   0.75% 1.00%
 Service Fees/3/........    0.50%   0.50%  0.50%  0.50%  0.50%  0.50%   0.50% 0.50%
 Other Expenses (after
  applicable limita-
  tions)/4/.............    0.05%   0.09%  0.04%  0.04%  0.08%  0.04%   0.14% 0.10%
                            ----    ----   ----   ----   ----   ----    ----  ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/5/........    1.20%   1.29%  1.24%  1.14%  1.43%  1.54%   1.39% 1.60%
                            ====    ====   ====   ====   ====   ====    ====  ====

---------------------
/1/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/ The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity and CORE Large Cap Growth Funds equal to 0.05% and 0.15%, respectively. Without such limitations, management fees would be 0.75% of each Fund's average daily net assets.
/3/ Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts.
/4/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, service fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Service Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................  0.01%
      Growth and Income................................................  0.05%
      CORE U.S. Equity.................................................  0.00%
      CORE Large Cap Growth............................................  0.00%
      CORE Small Cap Equity............................................  0.04%
      Capital Growth...................................................  0.00%
      Mid Cap Equity...................................................  0.10%
      Small Cap Value..................................................  0.06%

/5/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Service Shares of the Funds would be as set forth below:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Balanced ..............................................  0.28%     1.43%
      Growth and Income......................................  0.12%     1.32%
      CORE U.S. Equity.......................................  0.12%     1.37%
      CORE Large Cap Growth..................................  0.22%     1.47%
      CORE Small Cap Equity..................................  0.48%     1.83%
      Capital Growth.........................................  0.10%     1.60%
      Mid Cap Equity.........................................  0.16%     1.41%
      Small Cap Value........................................  0.13%     1.63%

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Balanced......................................  $12     $38    $ 66     $145
Growth and Income.............................   13      41      71      156
CORE U.S. Equity..............................   13      39      68      150
CORE Large Cap Growth.........................   12      36      63      139
CORE Small Cap Equity.........................   15      45      78      171
Capital Growth................................   16      49      84      183
Mid Cap Equity................................   14      44      76      167
Small Cap Value...............................   16      50      87      190

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  In addition to the compensation itemized above, certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Service Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

-------------------------------------------------------------------------------

                                  INCOME FROM                        DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ------------------------- ------------------------------------------------
                                       NET REALIZED                                      IN EXCESS OF
                                      AND UNREALIZED                         FROM NET    NET REALIZED     NET
                 NET ASSET               GAIN ON        FROM    IN EXCESS  REALIZED GAIN   GAIN ON     INCREASE   NET ASSET
                  VALUE,      NET       INVESTMENT      NET       OF NET   ON INVESTMENT  INVESTMENT  (DECREASE)   VALUE,
                 BEGINNING INVESTMENT  AND FUTURES   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES    IN NET     END OF
                 OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------- ------------ ----------- ---------
                                                                                                             BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $18.78     $0.57        $2.66        $(0.56)    $ --        $(1.16)       $ --         $1.51     $20.29
1998--Class B
Shares..........   18.73      0.50         2.57         (0.42)    (0.02)       (1.16)         --          1.47      20.20
1998--Class C
Shares(b).......   21.10      0.25         0.24         (0.22)    (0.04)       (0.64)       (0.52)       (0.93)     20.17
1998--Institu-
tional
Shares(b).......   21.18      0.26         0.32         (0.23)    (0.08)       (0.45)       (0.71)       (0.89)     20.29
1998--Service
Shares(b).......   21.18      0.22         0.32         (0.22)    (0.06)       (0.72)       (0.44)       (0.90)     20.28
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.31      0.66         2.47         (0.66)      --         (1.00)         --          1.47      18.78
1997--Class B
Shares(b).......   17.46      0.42         2.34         (0.42)    (0.07)       (1.00)         --          1.27      18.73
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.22      0.51         3.43         (0.50)      --         (0.35)         --          3.09      17.31
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.10         0.02         (0.08)      --           --           --          0.04      14.22
                                                                                        RATIOS ASSUMING
                                                                                      NO VOLUNTARY WAIVER
                                                                                           OF FEES OR
                                                                                      EXPENSE LIMITATIONS
                                                                                    ------------------------
                                                                         RATIO OF                RATIO OF
                                                    NET      RATIO OF       NET                     NET
                                                 ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO  AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)   RATE(G)   RATE(F)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- --------- ---------- ---------- ----------- ----------- ---------- -------------
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   17.54%    190.43%    $.0590    $163,636     1.00%       2.94%       1.57%        2.37%
1998--Class B
Shares..........   16.71     190.43      .0590      23,639     1.76        2.14        2.07         1.83
1998--Class C
Shares(b).......    2.49(d)  190.43      .0590       8,850     1.77(c)     2.13(c)     2.08(c)      1.82(c)
1998--Institu-
tional
Shares(b).......    2.93(d)  190.43      .0590       8,367     0.76(c)     3.13(c)     1.07(c)      2.82(c)
1998--Service
Shares(b).......    2.66(d)  190.43      .0590          16     1.26(c)     2.58(c)     1.57(c)      2.27(c)
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   18.59     208.11      .0587      81,410     1.00        3.76        1.77         2.99
1997--Class B
Shares(b).......   16.22(d)  208.11      .0587       2,110     1.75(c)     2.59(c)     2.27(c)      2.07(c)
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   28.10     197.10        --       50,928     1.00        3.65        1.90         2.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......    0.87(d)   14.71        --        7,510     1.00(c)     3.39(c)     8.29(c)     (3.90)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A and Class B Share activity commenced on October 12, 1994 and May 1, 1996, respectively. Class C, Institutional and Service Share activity commenced on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the effect of mortgage dollar roll transactions.

                                INCOME (LOSS)
                               FROM INVESTMENT
                                OPERATIONS(E)                DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------ ------------------------------------------------
                                           NET                                          IN EXCESS OF
                                       REALIZED AND                         FROM NET    NET REALIZED                 NET
                 NET ASSET    NET       UNREALIZED     FROM    IN EXCESS  REALIZED GAIN   GAIN ON                 INCREASE
                  VALUE,   INVESTMENT    GAIN ON       NET       OF NET   ON INVESTMENT  INVESTMENT  ADDITIONAL  (DECREASE)
                 BEGINNING   INCOME    INVESTMENTS  INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES   PAID-IN      IN NET
                 OF PERIOD   (LOSS)    AND FUTURES    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS  CAPITAL    ASSET VALUE
                 --------- ----------  ------------ ---------- ---------- ------------- ------------ ----------  -----------
                                                                                            GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.18     $0.11        $5.27       $(0.11)    $  --       $(2.52)       $  --       $ --         $2.75
1998--Class B
Shares..........   23.10      0.04         5.14          --       (0.03)      (2.45)        (0.07)       --          2.63
1998--Class C
Shares(b).......   28.20     (0.01)        0.06          --       (0.03)      (1.42)        (1.10)       --         (2.50)
1998--
Institutional
Shares..........   23.19      0.27         5.23        (0.22)       --        (0.24)        (2.28)       --          2.76
1998--Service
Shares..........   23.17      0.14         5.23        (0.06)     (0.04)      (2.52)          --         --          2.75
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.98      0.35         5.18        (0.35)     (0.01)      (1.97)          --         --          3.20
1997--Class B
Shares(b).......   20.82      0.17         4.31        (0.17)     (0.06)      (1.97)          --         --          2.28
1997--Institu-
tional
Shares(b).......   21.25      0.29         3.96        (0.30)     (0.04)      (1.97)          --         --          1.94
1997--Service
Shares(b).......   20.71      0.28         4.50        (0.28)     (0.07)      (1.97)          --         --          2.46
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   15.80      0.33         4.75        (0.30)       --        (0.60)          --         --          4.18
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.79      0.20(g)      0.30(g)     (0.20)     (0.07)      (0.33)          --        0.11(g)      0.01
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......   14.18      0.15         1.68        (0.15)     (0.01)      (0.06)          --         --          1.61
                                                                                                     RATIOS ASSUMING
                                                                                                   NO VOLUNTARY WAIVER
                                                                                                       OF FEES OR
                                                                                                   EXPENSE LIMITATIONS
                                                                                                -------------------------
                                                                                      RATIO
                                                                                     OF NET                     RATIO
                                                              NET        RATIO     INVESTMENT                  OF NET
                 NET ASSET                                 ASSETS AT    OF NET    INCOME (LOSS)    RATIO     INVESTMENT
                  VALUE,              PORTFOLIO  AVERAGE     END OF   EXPENSES TO  TO AVERAGE   OF EXPENSES INCOME (LOSS)
                  END OF     TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET      NET      TO AVERAGE   TO AVERAGE
                  PERIOD   RETURN(A)    RATE     RATE(F)   (IN 000S)    ASSETS       ASSETS     NET ASSETS   NET ASSETS
                 --------- ---------- --------- ---------- ---------- ----------- ------------- ----------- -------------
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $25.93     23.71%     61.95%    $.0590   $1,216,582    1.25%         0.43%       1.42%         0.26%
1998--Class B
Shares..........   25.73     22.87      61.95      .0590      307,815    1.94         (0.35)       1.94         (0.35)
1998--Class C
Shares(b).......   25.70      0.51(d)   61.95      .0590       31,686    1.99(c)      (0.48)(c)    1.99(c)      (0.48)(c)
1998--
Institutional
Shares..........   25.95     24.24      61.95      .0590       36.225    0.83          0.76        0.83          0.76
1998--Service
Shares..........   25.92     23.63      61.95      .0590        8,893    1.32          0.32        1.32          0.32
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   23.18     28.42      53.03      .0586      615,103    1.22          1.60        1.43%         1.39%
1997--Class B
Shares(b).......   23.10     22.23(d)   53.03      .0586       17,346    1.93(c)       0.15(c)     1.93(c)       0.15(c)
1997--Institu-
tional
Shares(b).......   23.19     20.77(d)   53.03      .0586          193    0.82(c)       1.36(c)     0.82(c)       1.36(c)
1997--Service
Shares(b).......   23.17     23.87(d)   53.03      .0586        3,174    1.32(c)       0.94(c)     1.32(c)       0.94(c)
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   19.98     32.45      57.93        --       436,757    1.20          1.67        1.45          1.42
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.80      3.97      71.80        --       193,772    1.25          1.28        1.58          0.95
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......   15.79     13.08(d)  102.23        --        41,528    1.25(c)       1.23(c)     3.24(c)      (0.76)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on February 5, 1993, May 1, 1996, August 15, 1997, June 3, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Calculated based on the average Shares outstanding methodology.

                                  INCOME FROM                       DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                   SHAREHOLDERS
                           ------------------------- -----------------------------------------------
                                                                             FROM NET   IN EXCESS OF    NET
                                       NET REALIZED                          REALIZED   NET REALIZED INCREASE/   NET
                 NET ASSET            AND UNREALIZED            IN EXCESS    GAIN ON      GAIN ON    (DECREASE) ASSET
                  VALUE,      NET     GAIN (LOSS) ON  FROM NET    OF NET    INVESTMENT   INVESTMENT    IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS   INVESTMENT INVESTMENT AND FUTURES  AND FUTURES    ASSET    END OF   TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME     INCOME   TRANSACTIONS TRANSACTIONS   VALUE    PERIOD RETURN(A)
                 --------- ---------- -------------- ---------- ---------- ------------ ------------ ---------- ------ ---------
                                                                                                CORE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.32     $0.11        $5.63        $(0.12)    $   --      $(2.35)      $   --      $3.27    $26.59   24.96%
1998--Class B
Shares..........   23.18      0.11         5.44            --      (0.06)      (2.00)        (.35)      3.14     26.32   24.28
1998--Class C
Shares(b).......   27.48      0.03         1.22            --      (0.14)      (0.67)       (1.68)     (1.24)    26.24    4.85(d)
1998--Institu-
tional Shares...   23.44      0.30         5.65         (0.24)      (.01)      (1.33)       (1.02)      3.35     26.79   25.76
1998--Service
Shares..........   23.27      0.19         5.57         (0.07)      (.08)      (2.35)          --       3.26     26.53   25.11
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.66      0.16         4.46         (0.16)        --       (0.80)          --       3.66     23.32   23.75
1997--Class B
Shares(b).......   20.44      0.04         3.70         (0.04)     (0.16)      (0.80)          --       2.74     23.18   18.59(d)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)        --       (0.80)          --       3.73     23.44   24.63
1997--Service
Shares(b).......   21.02      0.13         3.15         (0.13)     (0.10)      (0.80)          --       2.25     23.27   15.92(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)        --       (0.41)          --       5.05     19.66   38.63
1996--Institu-
tional
Shares(b).......   16.97      0.16         3.23         (0.24)        --       (0.41)          --       2.74     19.71   20.14(d)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)        --       (0.94)          --      (1.32)    14.61   (1.10)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)        --       (1.61)          --       0.47     15.93   15.12
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --           --       0.41     15.46    4.30
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......   14.17      0.11         0.88         (0.11)        --          --           --       0.88     15.05    7.01(d)
                                                                          RATIOS ASSUMING
                                                                        NO VOLUNTARY WAIVER
                                                                            OF FEES OR
                                                                        EXPENSE LIMITATIONS
                                                                        ----------------------
                                                RATIO OF    RATIO OF               RATIO OF
                                                  NET         NET       RATIO OF     NET
                                         NET    EXPENSES   INVESTMENT   EXPENSES  INVESTMENT
                                      ASSETS AT    TO        INCOME        TO      INCOME
                 PORTFOLIO  AVERAGE    END OF   AVERAGE    (LOSS) TO    AVERAGE   (LOSS) TO
                 TURNOVER  COMMISSION  PERIOD     NET       AVERAGE       NET      AVERAGE
                   RATE     RATE(F)   (IN 000S)  ASSETS    NET ASSETS    ASSETS   NET ASSETS
                 --------- ---------- --------- ---------- ------------ --------- ------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   65.89%    $.0651   $398,393     1.28%      0.51%       1.47%      0.32%
1998--Class B
Shares..........   65.89      .0651     59,208     1.79      (0.05)       1.96      (0.22)
1998--Class C
Shares(b).......   65.89      .0651      6,267     1.78(c)   (0.21)(c)    1.95(c)   (0.38)(c)
1998--Institu-
tional Shares...   65.89      .0651    202,893     0.65       1.16        0.82       0.99
1998--Service
Shares..........   65.89      .0651      7,841     1.15       0.62        1.32       0.45
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   37.78      .0417    225,968     1.29       0.91        1.53       0.67
1997--Class B
Shares(b).......   37.28      .0417     17,258     1.83(c)    0.06(c)     2.00(c)    0.11(c)
1997--Institu-
tional Shares...   37.28      .0417    148,942     0.65       1.52        0.85       1.32
1997--Service
Shares(b).......   37.28      .0417      3,666     1.15(c)    0.69(c)     1.35(c)    0.49(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   39.35         --    129,045     1.25       1.01        1.55       0.71
1996--Institu-
tional
Shares(b).......   39.35         --     64,829     0.65(c)    1.49(c)     0.96(c)    1.18(c)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   56.18         --     94,968     1.38       1.33        1.63       1.08
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   87.73         --     92,769     1.42       0.92        1.67       0.67
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........  144.93         --    117,757     1.28       1.30        1.53       1.05
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......  135.02         --    151,142   1.57(c)      1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class B, Class C, Institutional and Service Share activity commenced on May 24, 1991, May 1, 1996, August 15, 1997, June 15, 1995 and June 7, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                            INCOME FROM INVESTMENT
                                OPERATIONS(E)               DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------- -----------------------------------------------
                                           NET
                                        REALIZED
                                           AND                             FROM NET   IN EXCESS OF
                                       UNREALIZED                          REALIZED   NET REALIZED   NET     NET
                  NET ASSET    NET     GAIN (LOSS)            IN EXCESS    GAIN ON      GAIN ON    INCREASE ASSET
                   VALUE,   INVESTMENT     ON       FROM NET    OF NET    INVESTMENT   INVESTMENT   IN NET  VALUE,
                  BEGINNING   INCOME   INVESTMENTS INVESTMENT INVESTMENT AND FUTURES  AND FUTURES   ASSET   END OF
                  OF PERIOD   (LOSS)   AND FUTURES   INCOME     INCOME   TRANSACTIONS TRANSACTIONS  VALUE   PERIOD
                  --------- ---------- ----------- ---------- ---------- ------------ ------------ -------- ------
                                                                     CORE LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998 -- Class A
Shares(b).......   $10.00     $ 0.01      $2.35      $(0.01)       --       $(0.32)      $(0.06)    $1.97   $11.97
1998 -- Class B
Shares(b).......    10.00      (0.03)      2.33          --        --        (0.18)       (0.20)     1.92    11.92
1998 -- Class C
Shares(b).......    11.80      (0.02)      0.54          --      (.01)       (0.38)          --      0.13    11.93
1998 -- Institu-
tional
Shares(b).......    10.00       0.01       2.35       (0.01)       --        (0.19)       (0.19)     1.97    11.97
1998 -- Service
Shares(b).......    10.00      (0.02)      2.35          --        --        (0.08)       (0.30)     1.95    11.95
                                                                                   RATIOS ASSUMING NO
                                                                                   VOLUNTARY WAIVER OF
                                                                                     FEES OR EXPENSE
                                                                                       LIMITATIONS
                                                                                   ------------------------
                                                     NET   RATIO OF
                                                   ASSETS    NET       RATIO OF    RATIO OF    RATIO OF
                                                   AT END  EXPENSES      NET       EXPENSES      NET
                                                     OF       TO      INVESTMENT      TO      INVESTMENT
                              PORTFOLIO  AVERAGE   PERIOD  AVERAGE    INCOME TO    AVERAGE     LOSS TO
                    TOTAL     TURNOVER  COMMISSION   (IN     NET       AVERAGE       NET       AVERAGE
                  RETURN(A)     RATE       RATE     000S)   ASSETS    NET ASSETS    ASSETS    NET ASSETS
                  ----------- --------- ---------- ------- ---------- ------------ ---------- -------------
------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998 -- Class A
Shares(b).......    23.79%(d)   74.97%    $.0282   $53,786   0.91%(c)    0.12%(c)    2.40%(c)   (1.37)%(c)
1998 -- Class B
Shares(b).......    23.26(d)    74.97      .0282    13,857   1.67(c)    (0.72)(c)    2.91(c)    (1.96)(c)
1998 -- Class C
Shares(b).......     4.56(d)    74.97      .0282     4,132   1.68(c)    (0.76)(c)    2.92(c)    (2.00)(c)
1998 -- Institu-
tional
Shares(b).......    23.89(d)    74.97      .0282     4,656   0.72(c)     0.42(c)     1.96(c)    (0.82)(c)
1998 -- Service
Shares(b).......    23.56(d)    74.97      .0282       115   1.17(c)    (0.21)(c)    2.41(c)    (1.45)(c)

------------
 (a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Institutional and Service Share activity commenced on May 1, 1997. Class C Share activity commenced on August 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per Share amounts.

                                  INCOME FROM           DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)       SHAREHOLDERS
                           ------------------------- -----------------------
                                           NET
                                       REALIZED AND               FROM NET
                                        UNREALIZED                REALIZED
                 NET ASSET    NET     GAIN (LOSS) ON    FROM      GAIN ON        NET     NET ASSET
                  VALUE,   INVESTMENT INVESTMENT AND    NET      INVESTMENT   INCREASE    VALUE,               PORTFOLIO
                 BEGINNING   INCOME      FUTURES     INVESTMENT AND FUTURES    IN NET     END OF     TOTAL     TURNOVER
                 OF PERIOD   (LOSS)    TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)     RATE
                 --------- ---------- -------------- ---------- ------------ ----------- --------- ---------   ---------
                                                                           CORE SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $(0.01)      $0.65          --        $(0.05)      $0.59     $10.59     6.37%(d)    37.65%
1998--Class B
Shares(b).......   10.00      (0.03)       0.64          --         (0.05)       0.56      10.56     6.07(d)     37.65
1998--Class C
Shares(b).......   10.00      (0.02)       0.64          --         (0.05)       0.57      10.57     6.17(d)     37.65
1998--Institu-
tional
Shares(b).......   10.00       0.01        0.65          --         (0.05)       0.61      10.61     6.57(d)     37.65
1998--Service
Shares(b).......   10.00       0.01        0.64          --         (0.05)       0.60      10.60     6.47(d)     37.65
                                                                    RATIOS ASSUMING NO
                                                                 VOLUNTARY WAIVER OF FEES
                                                                  OR EXPENSE LIMITATIONS
                                                                 ---------------------------
                                                                                  RATIO
                               NET      RATIO     RATIO OF NET                   OF NET
                            ASSETS AT   OF NET     INVESTMENT     RATIO OF     INVESTMENT
                  AVERAGE    END OF    EXPENSES   INCOME (LOSS)  EXPENSES TO  INCOME (LOSS)
                 COMMISSION  PERIOD   TO AVERAGE   TO AVERAGE    AVERAGE NET   TO AVERAGE
                    RATE    (IN 000S) NET ASSETS   NET ASSETS      ASSETS      NET ASSETS
                 ---------- --------- ----------- -------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   $.0370    $11,118     1.25%(c)     (0.36)%(c)    3.92%(c)      (3.03)%(c)
1998--Class B
Shares(b).......    .0370      9,957     1.95(c)      (1.04)(c)     4.37(c)       (3.46)(c)
1998--Class C
Shares(b).......    .0370      2,557     1.95(c)      (1.07)(c)     4.37(c)       (3.49)(c)
1998--Institu-
tional
Shares(b).......    .0370      9,026     0.95(c)       0.15 (c)     3.37(c)       (2.27)(c)
1998--Service
Shares(b).......    .0370          2     1.45(c)       0.40 (c)     3.87(c)       (2.02)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.

                                       INCOME FROM
                                 INVESTMENT OPERATIONS(E)           DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------------------ -------------------------------------
                                                                                          IN EXCESS
                                           NET                                              OF NET
                 NET ASSET    NET      REALIZED AND             IN EXCESS    FROM NET      REALIZED   NET INCREASE
                  VALUE,   INVESTMENT   UNREALIZED    FROM NET    OF NET   REALIZED GAIN   GAIN ON     (DECREASE)  NET ASSET
                 BEGINNING   INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT ON INVESTMENT  INVESTMENT  IN NET ASSET VALUE, END
                 OF PERIOD   (LOSS)    INVESTMENTS     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE     OF PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------- ------------ ------------ ----------
                                                                                                    CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $16.73     $0.02        $4.78        $(0.01)    $(0.01)     $(3.03)       $  --        $1.75       $18.48
1998--Class B
Shares..........   16.67      0.02         4.61           --         --        (1.20)        (1.83)       1.60        18.27
1998--Class C
Shares(b).......   19.73     (0.02)        1.60           --       (0.04)      (0.47)        (2.56)      (1.49)       18.24
1998--Institu-
tional
Shares(b).......   19.88      0.02         1.66         (0.01)     (0.07)      (0.41)        (2.62)      (1.43)       18.45
1998--Service
Shares(b).......   19.88     (0.01)        1.66           --       (0.04)      (0.76)        (2.27)      (1.42)       18.46
-----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   14.91      0.10         3.56         (0.10)     (0.02)      (1.72)          --         1.82        16.73
1997--Class B
Shares(b).......   15.67      0.01         2.81         (0.01)     (0.09)      (1.72)          --         1.00        16.67
-----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   13.67      0.12         3.93         (0.12)       --        (2.69)          --         1.24        14.91
-----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.96      0.03        (0.69)        (0.01)       --        (1.62)          --        (2.29)       13.67
-----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.64      0.02         2.40         (0.01)     (0.02)      (1.07)          --         1.32        15.96
-----------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   13.65      0.06         2.28         (0.07)       --        (1.28)          --         0.99        14.64
-----------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   11.10      0.28         2.90         (0.31)       --        (0.32)          --         2.55        13.65
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(b).......   11.34      0.34        (0.27)        (0.31)       --          --            --        (0.24)       11.10
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                               OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                        -------------------------
                                                                            RATIO OF                RATIO OF NET
                                                 NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF    INVESTMENT
                            PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    AVERAGE
                 RETURN(A)    RATE     RATE(F)   (IN 000S)   NET ASSETS    NET ASSETS     ASSETS     NET ASSETS
                 ---------- --------- ---------- ---------- ------------ -------------- ----------- -------------
-----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   29.71%     61.50%    $.0612   $1,256,595     1.40%         0.08%        1.65%        (0.17)%
1998--Class B
Shares..........   28.73      61.50      .0612       40,827     2.18         (0.77)        2.18         (0.77)
1998--Class C
Shares(b).......    8.83(d)   61.50      .0612        5,395     2.21(c)      (0.86)(c)     2.21(c)      (0.86)(c)
1998--Institu-
tional
Shares(b).......    9.31(d)   61.50      .0612        7,262     1.16(c)       0.18 (c)     1.16(c)       0.18 (c)
1998--Service
Shares(b).......    9.18(d)   61.50      .0612            2     1.50(c)      (0.16)(c)     1.50(c)      (0.16)(c)
-----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   25.97      52.92      .0563      920,646     1.40          0.62         1.65          0.37
1997--Class B
Shares(b).......   19.39(d)   52.92      .0563        3,221     2.15(c)      (0.39)(c)     2.15(c)      (0.39)(c)
-----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   30.45      63.90        --       881,056     1.36          0.65         1.61          0.40
-----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   (4.38)     38.36        --       862,105     1.38          0.16         1.63         (0.09)
-----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.89      36.12        --       833,682     1.38          0.13         1.63         (0.12)
-----------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   18.01      58.93        --       665,976     1.41          0.42         1.66          0.17
-----------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   29.31      48.93        --       500,307     1.53          2.09         1.78          1.84
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(b).......    0.84(d)   35.63        --       437,533     1.27(c)       3.24(c)      1.47(c)       3.04(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on April 20, 1990, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                         INCOME FROM                              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                         SHAREHOLDERS
                           ---------------------------------------- ---------------------------------------------
                                                      NET REALIZED
                                                     AND UNREALIZED                                       NET
                                       NET REALIZED     LOSS ON                             FROM NET    INCREASE   NET
                 NET ASSET            AND UNREALIZED    FOREIGN                IN EXCESS    REALIZED   (DECREASE) ASSET
                  VALUE,      NET        GAIN ON        CURRENCY     FROM NET    OF NET     GAIN ON      IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS      RELATED     INVESTMENT INVESTMENT  INVESTMENT    ASSET    END OF
                 OF PERIOD   INCOME    AND OPTIONS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                    MID CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......  $23.63     $0.09        $0.77          $(0.01)      $(0.06)    $(0.04)     $(2.77)     $(2.02)  $21.61
1998--Class B
Shares(b).......   23.63      0.06         0.75           (0.01)       (0.09)        --       (2.77)      (2.06)   21.57
1998--Class C
Shares(b).......   23.63      0.06         0.77           (0.01)       (0.09)        --       (2.77)      (2.04)   21.59
1998--Institu-
tional Shares...   18.73      0.16         5.70           (0.04)       (0.13)        --       (2.77)       2.92    21.65
1998--Service
Shares(b).......   23.01      0.09         1.41           (0.01)       (0.11)        --       (2.77)      (1.39)   21.62
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   15.91      0.24         3.77              --        (0.24)     (0.93)      (0.02)       2.82    18.73
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......   15.00      0.13         0.90              --        (0.12)        --          --        0.91    15.91
                                                                                     RATIOS ASSUMING NO
                                                                                    EXPENSE LIMITATIONS
                                                                                   ------------------------
                                                     NET   RATIO OF    RATIO OF
                                                   ASSETS    NET         NET       RATIO OF     RATIO OF
                                                   AT END  EXPENSES   INVESTMENT   EXPENSES        NET
                                                     OF       TO        INCOME        TO       INVESTMENT
                             PORTFOLIO   AVERAGE   PERIOD  AVERAGE    (LOSS) TO    AVERAGE    INCOME (LOSS)
                   TOTAL     TURNOVER   COMMISSION   (IN     NET       AVERAGE       NET       TO AVERAGE
                 RETURN(A)     RATE      RATE(F)    000S)   ASSETS    NET ASSETS    ASSETS     NET ASSETS
                 ----------- ---------- ---------- ------- ---------- ------------ ---------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......    3.42%(d)   62.60%    $0.0540   $90,588   1.35%(c)    0.33%(c)    1.47%(c)      0.21%(c)
1998--Class B
Shares(b).......    3.17(d)    62.60      0.0540    28,743   1.85(c)    (0.20)(c)    1.97(c)      (0.32)(c)
1998--Class C
Shares(b).......    3.27(d)    62.60      0.0540     6,445   1.85(c)    (0.23)(c)    1.97(c)      (0.35)(c)
1998--Institu-
tional Shares...   30.86       62.60      0.0540   236,440   0.85        0.78        0.97          0.66
1998--Service
Shares(b).......    6.30(d)    62.60      0.0540         8   1.35(c)     0.63 (c)    1.43(c)       0.51 (c)
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   25.63       74.03      0.0547   145,253   0.85        1.35        0.91          1.29
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......    6.89(d)    58.77(d)       --   135,671   0.85(c)     1.67(c)     0.98(c)       1.54(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on August 15, 1997, August 15, 1997, August 15, 1997, August 1, 1995 and July 18, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                     INCOME FROM                    DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(E)                SHAREHOLDERS
                           ------------------------------- -----------------------------------
                                          NET REALIZED                  FROM NET
                 NET ASSET    NET        AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS  NET INCREASE
                  VALUE,   INVESTMENT    GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    (DECREASE)  NET ASSET
                 BEGINNING   INCOME      INVESTMENT AND    INVESTMENT AND OPTIONS   INVESTMENT IN NET ASSET VALUE, END   TOTAL
                 OF PERIOD   (LOSS)   OPTIONS TRANSACTIONS   INCOME   TRANSACTIONS    INCOME      VALUE     OF PERIOD  RETURN(A)
                 --------- ---------- -------------------- ---------- ------------- ---------- ------------ ---------- ---------
                                                                                                          SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $20.91     $0.14           $5.33           $  --       $(2.33)      $  --       $ 3.14      $24.05     26.17%
1998--Class B
Shares..........   20.80     (0.01)           5.27              --        (2.33)         --         2.93       23.73     25.29
1998--Class C
Shares(b).......   24.69     (0.06)           1.43              --        (1.99)       (0.34)      (0.96)      23.73      5.51(d)
1998--Institu-
tional
Shares(b).......   24.91      0.03            1.48              --        (2.05)       (0.28)      (0.82)      24.09      6.08(d)
1998--Service
Shares(b).......   24.91     (0.01)           1.48              --        (2.02)       (0.31)      (0.86)      24.05      5.91(d)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.29     (0.21)           4.92              --        (1.09)         --         3.62       20.91     27.28
1997--Class B
Shares(b).......   20.79     (0.11)           1.21              --        (1.09)         --         0.01       20.80      5.39(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   16.14     (0.23)           1.39              --        (0.01)         --         1.15       17.29      7.20
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   20.67     (0.07)          (3.53)             --        (0.69)       (0.24)      (4.53)      16.14    (17.53)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.68     (0.04)           5.03              --        (1.00)         --         3.99       20.67     30.13
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18      0.03            2.50            (0.03)        --           --         2.50       16.68     17.86(d)
                                                                                   RATIOS ASSUMING NO
                                                                                    VOLUNTARY WAIVER
                                                                                        OF FEES
                                                                               --------------------------
                                                                  RATIO OF                    RATIO OF
                                      NET ASSETS   RATIO OF    NET INVESTMENT   RATIO OF   NET INVESTMENT
                 PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET      AVERAGE   TO AVERAGE NET
                   RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS      NET ASSETS      ASSETS
                 --------- ---------- ---------- ------------ ---------------- ----------- --------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   84.81%   $0.0517    $370,246      1.54%         (0.28)%        1.76%        (0.50)%
1998--Class B
Shares..........   84.81     0.0517      42,677      2.29          (0.92)         2.29         (0.92)
1998--Class C
Shares(b).......   84.81     0.0517       5,604      2.09(c)       (0.79)(c)      2.09(c)      (0.79)(c)
1998--Institu-
tional
Shares(b).......   84.81     0.0517      14,626      1.16(c)        0.27(c)       1.16(c)       0.27(c)
1998--Service
Shares(b).......   84.81     0.0517           2      1.45(c)       (0.07)(c)      1.45(c)      (0.07)(c)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   99.46      .0461     212,061      1.60          (0.72)         1.85         (0.97)
1997--Class B
Shares(b).......   99.46      .0461       3,674      2.35(c)       (1.63)(c)      2.35(c)      (1.63)(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   57.58        --      204,994      1.41          (0.59)         1.66         (0.84)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   43.67        --      319,487      1.53          (0.53)         1.78         (0.78)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   56.81        --      261,074      1.60          (0.45)         1.85         (0.70)
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......    7.12        --       59,339      1.65(c)        0.62(c)       2.70(c)      (0.43)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on October 22, 1992, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income, Mid Cap Equity, Small Cap Value Funds and the equity portion of the Balanced Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth Fund is managed using a growth equity oriented approach. Equity securities for this Fund is selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE Funds. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

  In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets and individual equity securities according to fundamental investment characteristics. The CORE Funds use the Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE Funds seek to capitalize on the strengths of each discipline.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed-income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed-income securities." The Fund's investments in fixed-income securities that are issued by foreign issuers, including issuers in Emerging Countries, may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CORE SMALL CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

   Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  The Investment Adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investments in small market capitalization issuers involve special risks. See "Description of Securities" and "Risk Factors." If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CAPITAL GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 SMALL CAP VALUE FUND (FORMERLY, THE "SMALL CAP EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above the amount stated above, the Fund may, consistent with its investment objective, continue to hold the security.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed- income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.


                           DESCRIPTION OF SECURITIES


  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in equity securities of foreign issuers that are traded in the U.S.). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts

("GDRs") and each Fund, other than the CORE Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced Fund enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced Fund may also engage in a variety of foreign currency management techniques. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets on debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth and Small Cap Value Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Balanced Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protection as U.S. exchanges.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps (Balanced Fund only); (iii) credit swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only); (iv) yield curve options and inverse floating rate securities (Balanced Fund only); (v) other investment companies including World Equity Benchmark Shares; (vi) unseasoned companies; (vii) municipal securities (Balanced Fund only); (viii) loan participations (Balanced Fund only); (ix) custodial receipts; and (x) reverse repurchase agreements for investment purposes (Balanced Fund only).

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information see the Additional Statement.


                                 RISK FACTORS

  Risks of Investing in Equity Securities. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, domestic stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN EMERGING MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The Growth and Income, Mid Cap Equity and Small Cap Value Funds may each invest up to 25%, the Balanced Fund may invest up to 20% and the Capital Growth Fund may invest up to 10% of their respective total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding Shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSFM together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS

                                                          YEARS
                                                          PRIMARILY
       NAME AND TITLE          FUND RESPONSIBILITY        RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------------- --------------------------    ----------- ----------------------------
  George D. Adler              Senior Portfolio Manager--    Since      Mr. Adler joined the
   Vice President              Capital Growth                1997       Investment Adviser in
                                                                        1997. From 1990 to 1997,
                                                                        he was a portfolio
                                                                        manager at Liberty
                                                                        Investment Management,
                                                                        Inc. From 1988 to 1990
                                                                        he was a director of
                                                                        portfolio management at
                                                                        Banc One in Ohio.
------------------------------------------------------------------------------------------------------
  Eileen A. Aptman             Senior Portfolio Manager--    Since      Ms. Aptman joined the
   Vice President              Mid Cap Equity                1996       Investment Adviser in
                               Small Cap Value               1997       1993. From 1990 to 1993,
                                                                        she worked at Delphi
                                                                        Management as an equity
                                                                        analyst, focusing her
                                                                        research efforts on
                                                                        value stocks.
------------------------------------------------------------------------------------------------------
  Jonathan A. Beinner          Senior Portfolio Manager--    Since      Mr. Beinner joined the
   Managing Director and       Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S. Fixed                                                   1990. From 1988 to 1990,
   Income                                                               he worked as a portfolio
                                                                        manager at Franklin
                                                                        Savings Association in
                                                                        the trading and
                                                                        arbitrage group.
------------------------------------------------------------------------------------------------------
  Melissa Brown                Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President              CORE U.S. Equity              1998       Investment Adviser in
                               CORE Large Cap Growth         1998       1998. From 1984 to 1998,
                               CORE Small Cap Equity         1998       she was the director of
                                                                        Quantitative Equity
                                                                        Research and served on
                                                                        the Investment Policy
                                                                        Committee at Prudential
                                                                        Securities.
------------------------------------------------------------------------------------------------------
  Kent A. Clark                Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President              CORE U.S. Equity              1996       Investment Adviser in
                               CORE Large Cap Growth         1997       1992.
                               CORE Small Cap Equity         1997
------------------------------------------------------------------------------------------------------
  Robert G. Collins            Senior Portfolio Manager--    Since      Mr. Collins joined the
   Vice President              Capital Growth                1997       Investment Adviser in
                                                                        1997. From 1991 to 1997,
                                                                        he was a portfolio
                                                                        manager at Liberty
                                                                        Investment Management,
                                                                        Inc. His past
                                                                        experiences include work
                                                                        as a special situations
                                                                        analyst with Raymond
                                                                        James & Associates for
                                                                        five years.

                                                     YEARS
                                                     PRIMARILY
    NAME AND TITLE       FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------- --------------------------     ----------- ----------------------------
  Herbert E. Ehlers      Senior Portfolio Manager--     Since      Mr. Ehlers joined the
   Managing Director     Capital Growth                 1997       Investment Adviser in
                                                                   1997. From 1994 to 1997,
                                                                   he was the Chief
                                                                   Investment Officer and
                                                                   Chairman of Liberty
                                                                   Investment Management,
                                                                   Inc. He was a portfolio
                                                                   manager and president at
                                                                   Liberty's predecessor
                                                                   firm, Eagle Asset
                                                                   Management, from 1984 to
                                                                   1994.
-------------------------------------------------------------------------------------------------
  Gregory H. Ekizian     Senior Portfolio Manager--     Since      Mr. Ekizian joined the
   Vice President        Capital Growth                 1997       Investment Adviser in
                                                                   1997. From 1990 to 1997,
                                                                   he was a portfolio
                                                                   manager at Liberty
                                                                   Investment Management,
                                                                   Inc. and its predecessor
                                                                   firm, Eagle Asset
                                                                   Management.
-------------------------------------------------------------------------------------------------
  Paul D. Farrell        Senior Portfolio Manager--     Since      Mr. Farrell joined the
   Vice President        Mid Cap Equity                 1998       Investment Adviser in
                         Small Cap Value                1992       1991. In 1998, he became
                                                                   responsible for managing
                                                                   the Investment Adviser's
                                                                   Value team. During 1991,
                                                                   he served as a managing
                                                                   director at Plaza
                                                                   Investment Managers, the
                                                                   investment subsidiary of
                                                                   GEICO Corp., a major
                                                                   insurance company. From
                                                                   1986 to 1991, he was
                                                                   employed by Goldman
                                                                   Sachs as a vice
                                                                   president in the
                                                                   investment research
                                                                   department and was
                                                                   responsible for the
                                                                   formation of the firm's
                                                                   Emerging Growth Research
                                                                   Group.
-------------------------------------------------------------------------------------------------
  Greg Gigliotti         Senior Portfolio Manager--     Since      Mr. Gigliotti joined the
   Vice President        Growth and Income              1998       Investment Adviser in
                         Balanced (Equity)              1998       1997. From 1996 to 1997
                         Mid Cap Equity                 1998       he was a Vice President
                                                                   and senior analyst at
                                                                   Franklin Mutual
                                                                   Advisors, Inc., the
                                                                   asset management
                                                                   division of Franklin
                                                                   Resources, Inc. From
                                                                   1989 to 1996 he was a
                                                                   Vice President and
                                                                   senior analyst at Heine
                                                                   Securities Corporation
                                                                   which was purchased by
                                                                   Franklin Resources, Inc.
-------------------------------------------------------------------------------------------------
  Robert C. Jones         Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director      CORE U.S. Equity              1991       Investment Adviser in
                          CORE Large Cap Growth         1997       1989. From 1987 to 1989,
                          CORE Small Cap Equity         1997       he was the senior
                                                                   quantitative analyst in
                                                                   the Goldman Sachs
                                                                   Investment Research
                                                                   Department and the
                                                                   author of the monthly
                                                                   Stock Selection
                                                                   publication.
-------------------------------------------------------------------------------------------------
  Richard C. Lucy         Senior Portfolio Manager--    Since      Mr. Lucy joined the
   Vice President and     Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S.                                                    1992. From 1983 to 1992,
   Fixed Income                                                    he managed fixed income
                                                                   assets at Brown Brothers
                                                                   Harriman & Co.
-------------------------------------------------------------------------------------------------
  Matthew B. McLennan     Senior Portfolio Manager--    Since      Mr. McLennan joined the
   Vice President         Mid Cap Equity                1998       Investment Adviser in
                          Small Cap Value               1996       1995. From 1994 to 1995,
                                                                   he worked in the
                                                                   Investment Banking
                                                                   Division of Goldman
                                                                   Sachs in Australia. From
                                                                   1991 to 1994, Mr.
                                                                   McLennan worked at
                                                                   Queensland Investment
                                                                   Corporation in
                                                                   Australia.
-------------------------------------------------------------------------------------------------
  Victor H. Pinter        Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President         CORE U.S. Equity              1996       Investment Adviser in
                          CORE Large Cap Growth         1997       1990. From 1985 to 1990,
                          CORE Small Cap Equity         1997       he was a project manager
                                                                   in the Information
                                                                   Technology Division of
                                                                   the Investment Adviser.

                                                        YEARS
                                                        PRIMARILY
      NAME AND TITLE        FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ---------------------- --------------------------     ----------- ----------------------------
  Thomas S. Price            Senior Portfolio Manager--    Since      Mr. Price joined the
   Vice President            Growth and Income             1998       Investment Adviser in
                             Balanced (Equity)             1998       1997. From 1996 to 1997
                             Mid Cap Equity                1998       he was a Vice President
                                                                      and senior analyst at
                                                                      Franklin Mutual
                                                                      Advisors, Inc., the
                                                                      asset management
                                                                      division of Franklin
                                                                      Resources, Inc. From
                                                                      1993 to 1996 he was a
                                                                      Vice President and
                                                                      senior analyst at Heine
                                                                      Securities Corporation
                                                                      which was purchased by
                                                                      Franklin Resources, Inc.
----------------------------------------------------------------------------------------------------
  David G. Shell             Senior Portfolio Manager--    Since      Mr. Shell joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. and its predecessor
                                                                      firm, Eagle Asset
                                                                      Management.
----------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.     Senior Portfolio Manager--    Since      Mr. Segundo joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. From 1990 to 1992,
                                                                      he was an equity
                                                                      research analyst with
                                                                      Fidelity Management &
                                                                      Research Company.
----------------------------------------------------------------------------------------------------
  Lawrence S. Sibley         Senior Portfolio Manager--    Since      Mr. Sibley joined the
   Vice President            Growth and Income             1997       Investment Adviser in
                             Balanced (Equity)             1997       1997. From 1994 to 1997,
                             Mid Cap Equity                1997       he headed Institutional
                                                                      Equity Sales at J.P.
                                                                      Morgan Securities and
                                                                      from 1987 to 1994, he
                                                                      was a principal of
                                                                      Sanford C. Bernstein &
                                                                      Co. in its Institutional
                                                                      Sales Department.
----------------------------------------------------------------------------------------------------
  Karma Wilson              Senior Portfolio Manager--     Since      Ms. Wilson joined the
   Vice President           Growth and Income              1998       Investment Adviser in
                            Balanced (Equity)              1998       1994. Prior to 1994, she
                            Mid Cap Equity                 1998       was an investment
                                                                      analyst with Bankers
                                                                      Trust Australia Ltd.
                                                                      Before 1992 she was
                                                                      employed at Arthur
                                                                      Andersen LLP.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSFM are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
     ----
     Balanced..................................    0.65%           0.65%
     Growth and Income.........................    0.70%           0.70%
     CORE Large Cap Growth.....................    0.75%           0.60%
     CORE Small Cap Equity.....................    0.85%           0.75%
     Mid Cap Equity............................    0.75%           0.75%
     Small Cap Value...........................    1.00%           1.00%
     GSFM
     ----
     CORE U.S. Equity..........................    0.75%           0.59%
     Capital Growth............................    1.00%           1.00%

                                                       (footnotes on next page)

---------------------
*All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE U.S. Equity and CORE Small Cap Equity Funds will equal 0.70% and 0.85%, respectively. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.01%, 0.05%, 0.00%, 0.00%, 0.04%, 0.00%, 0.10% and 0.06% per annum of the average daily net assets of the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and Small Cap Value Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service Shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation; fees payable to the Investment Adviser; custodial and transfer agency fees; service fees paid to Service Organizations; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' Shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). NAV per Share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on the NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per Share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per Share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share on the last day of the period for which the distribution rate is being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each Class of Shares for the same period will differ. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and Classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such Class. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  As of April 3, 1998, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 59.9% of Mid Cap Equity Fund's outstanding Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. Each Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December
31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Funds may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services may not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  The Trust may authorize certain Service Organizations to accept on the Trust's behalf, purchase, redemption and exchange orders placed by their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer may contact its Service Organization to learn whether the Service Organization is authorized to accept orders. Service Organizations that are authorized to accept orders for the Trust may receive payments from the Funds or Goldman Sachs that are in addition to the payments payable by the Trust under the Service Plan.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Serv-ice Organizations under the Service Plan as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge fees directly to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in a Fund. The Trust, on behalf of the Funds, accrues payments made pursu-ant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.

  For the fiscal year ended January 31, 1998, the Trust paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with quarterly statements with re-spect to such customer's account in lieu of an immediate confirmation of each transaction.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the election of each shareholder, be paid: (i) in cash; or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund a portion of the NAV per Share may be represented by undistributed income of the Fund or real-ized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order by Goldman Sachs from a Service Organization. (See "Additional Services" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept orders for the Funds.) No sales load will be charged. Cur-rently, the NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street Bank and Trust Company ("State Street"). In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares" and should be directed to "Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale of Shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales amounts exceeding pre-established thresholds, or the length of time customer assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give 60 days' prior written notice to Service Organiza-tions whose Service Shares are being redeemed to allow them to purchase suffi-cient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Service Shares of the Funds may be exchanged by a Service Organization for:
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and des-ignated as an eligible fund for this purpose; and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Infor-mation Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be materially modified or withdrawn at any time on 60 days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after the receipt of a request in proper form by Goldman Sachs. (See "Additional Services" for a de-scription of limited situations where a Service Organization or other interme-diary may be authorized to accept requests for the Funds.) If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to 15 days. Redemption requests may be made by a Service Organization by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Infor-mation Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to a Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN, LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQDOMPROSVC
501418
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
DOMESTIC
EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS

                      GOLDMAN SACHS DOMESTIC EQUITY FUNDS
May 1, 1998, as revised       INSTITUTIONAL SHARES
September 1, 1998


GOLDMAN SACHS BALANCED FUND         GOLDMAN SACHS CORE SMALL CAP
 Seeks long-term capital growth     EQUITY FUND
 and current income through in-       Seeks long-term growth of capital
 vestments in equity and fixed        through a broadly diversified portfolio
 income securities.                   of equity securities of U.S. issuers
                                      which are included in the Russell 2000
GOLDMAN SACHS GROWTH AND INCOME       Index at the time of investment.
FUND
 Seeks long-term growth of cap-     GOLDMAN SACHS CAPITAL GROWTH FUND
 ital and growth of income            Seeks long-term growth of capital
 through investments in equity        through diversified investments in eq-
 securities that are considered       uity securities of companies that are
 to have favorable prospects          considered to have long-term capital ap-
 for capital appreciation             preciation potential.
 and/or dividend paying abili-
 ty.                                GOLDMAN SACHS MID CAP EQUITY FUND
                                      Seeks long-term capital appreciation
GOLDMAN SACHS CORE U.S. EQUITY        primarily through investments in equity
FUND                                  securities of companies with public
 Seeks long-term growth of cap-       stock market capitalizations within the
 ital and dividend income             range of the market capitalization of
 through a broadly diversified        companies constituting the Russell
 portfolio of large cap and           Midcap Index at the time of investment
 blue chip equity securities          (currently between $400 million and $16
 representing all major sectors       billion).
 of the U.S. economy.
                                    GOLDMAN SACHS SMALL CAP VALUE FUND
GOLDMAN SACHS CORE LARGE CAP          Seeks long-term capital growth through
GROWTH FUND                           investments in equity securities of com-
 Seeks long-term growth of cap-       panies with public stock market capital-
 ital through a broadly diver-        izations of $1 billion or less at the
 sified portfolio of equity se-       time of investment.
 curities of large cap U.S. is-
 suers that are expected to
 have better prospects for
 earnings growth than the
 growth rate of the general do-
 mestic economy. Dividend in-
 come is a secondary considera-
 tion.

                               -----------------


INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value (formerly "Small Cap Equity") Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. GSAM and GSFM are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    6
Financial Highlights...............    8
Investment Objectives and Policies.   16
Description of Securities..........   21
Investment Techniques..............   26
Risk Factors.......................   30
Investment Restrictions............   32
Portfolio Turnover.................   32
Management.........................   32
Expenses...........................   37
Net Asset Value....................   37

                                     PAGE
                                     ----
Performance Information............   38
Shares of the Trust................   38
Taxation...........................   39
Additional Information.............   40
Reports to Shareholders............   41
Dividends..........................   41
Purchase of Institutional Shares...   41
Exchange Privilege.................   44
Redemption of Institutional Shares.   44
Appendix ..........................  A-1
Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
 ----------  ----------------  ---------------------------------------    -------------
 BALANCED    Long-term         Between 45% and 65% of total assets in   Lehman Aggregate
 FUND        capital growth    equity securities and at least 25% in    Bond Index and
             and current       fixed-income senior securities.          the Standard &
             income.                                                    Poor's Index of
                                                                        500 Common
                                                                        Stocks (the "S&P
                                                                        500 Index")
----------------------------------------------------------------------------------------
 GROWTH AND  Long-term growth  At least 65% of total assets in equity   S&P 500 Index
 INCOME FUND of capital and    securities that the Investment Adviser
             growth of         considers to have favorable prospects
             income.           for capital appreciation and/or
                               dividend-paying ability.
----------------------------------------------------------------------------------------
 CORE U.S.   Long-term growth  At least 90% of total assets in equity   S&P 500 Index
 EQUITY FUND of capital and    securities of U.S. issuers, including
             dividend income.  certain foreign issuers traded in the
                               U.S. The Fund seeks to achieve its
                               objective through a broadly diversified
                               portfolio of large cap and blue chip
                               equity securities representing all
                               major sectors of the U.S. economy. The
                               Fund's investments are selected using
                               both a variety of quantitative
                               techniques and fundamental research in
                               seeking to maximize the Fund's
                               expected return, while maintaining
                               risk, style, capitalization and
                               industry characteristics similar to the
                               S&P 500 Index.
----------------------------------------------------------------------------------------
 CORE LARGE  Long-term growth  At least 90% of total assets in equity   Russell 1000
 CAP GROWTH  of capital.       securities of U.S. issuers, including    Growth Index
 FUND        Dividend income   certain foreign issuers traded in the
             is a secondary    U.S. The Fund seeks to achieve its
             consideration.    objective through a broadly diversified
                               portfolio of equity securities of large
                               cap U.S. issuers that are expected to
                               have better prospects for earnings
                               growth than the growth rate of the
                               general domestic economy. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's expected returns,
                               while maintaining risk, style,
                               capitalization and industry
                               characteristics similar to the Russell
                               1000 Growth Index.
----------------------------------------------------------------------------------------

                                                                     (continued)


                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
-----------  ----------------  ---------------------------------------    ------------
 CORE SMALL  Long-term growth  At least 90% of total assets in equity   Russell 2000
 CAP EQUITY  of capital.       securities of U.S. issuers, including    Index
 FUND                          certain foreign issuers traded in the
                               U.S. The Fund seeks to achieve its
                               investment objective through a broadly
                               diversified portfolio of equity
                               securities of U.S. issuers which are
                               included in the Russell 2000 Index at
                               the time of investment. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's expected return,
                               while maintaining risk, style,
                               capitalization and industry
                               characteristics similar to the Russell
                               2000 Index.
--------------------------------------------------------------------------------------
 CAPITAL     Long-term         At least 90% of total assets in a        S&P 500 Index
 GROWTH FUND capital growth.   diversified portfolio of equity
                               securities. The Investment Adviser
                               considers long-term capital
                               appreciation potential in selecting
                               investments.
--------------------------------------------------------------------------------------
 MID CAP     Long-term         At least 65% of total assets in          Russell Midcap
 EQUITY FUND capital           equity securities of companies with      Index
             appreciation.     public stock market capitalizations
                               within the range of the market
                               capitalization of companies
                               constituting the Russell Midcap Index
                               at the time of investment (currently
                               between $400 million and $16 billion)
                               ("Mid-Cap Companies").
--------------------------------------------------------------------------------------
 SMALL CAP   Long-term         At least 65% of total assets in equity   Russell 2000
 VALUE FUND  capital growth.   securities of companies with public
                               stock market capitalizations of $1
                               billion or less at the time of
                               investment.


 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

   Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. As of July 24, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's Shares (the
 "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 or $10,000,000 (depending upon an investor's eligibility) in Institutional Shares of a Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value ("NAV") without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS
                                       --------------------------- CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Balanced..............................          Quarterly            Annually
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
CORE Small Cap Equity.................           Annually            Annually
Capital Growth........................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
Small Cap Value.......................           Annually            Annually

  Recordholders of Institutional Shares may receive dividends and distributions in additional Institutional Shares of the Fund in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                             FEES AND EXPENSES
                           (INSTITUTIONAL SHARES)

                                                     CORE   CORE
                                   GROWTH           LARGE  SMALL           MID   SMALL
                                    AND   CORE U.S.  CAP    CAP   CAPITAL  CAP    CAP
                          BALANCED INCOME  EQUITY   GROWTH EQUITY GROWTH  EQUITY VALUE
                            FUND    FUND    FUND     FUND   FUND   FUND    FUND  FUND
                          -------- ------ --------- ------ ------ ------- ------ -----
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..    None    None    None     None   None   None    None  None
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............    None    None    None     None   None   None    None  None
 Redemption Fees........    None    None    None     None   None   None    None  None
 Exchange Fees..........    None    None    None     None   None   None    None  None
ANNUAL FUND OPERATING
 EXPENSES:
 (as a percentage of
 average daily net
 assets)/1/
 Management Fees (after
  applicable
  limitations)/2/.......    0.65%   0.70%   0.70%    0.60%  0.85%  1.00%   0.75% 1.00%
 Distribution Fees......    None    None    None     None   None   None    None  None
 Other Expenses (after
  applicable
  limitations)/3/.......    0.05%   0.09%   0.04%    0.04%  0.08%  0.04%   0.14% 0.10%
                            ----    ----    ----     ----   ----   ----    ----  ----
TOTAL FUND OPERATING
 EXPENSES (AFTER FEE AND
 EXPENSE
 LIMITATIONS)/4/........    0.70%   0.79%   0.74%    0.64%  0.93%  1.04%   0.89% 1.10%
                            ====    ====    ====     ====   ====   ====    ====  ====

--------------------
/1/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/ The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity and CORE Large Cap Growth Funds equal to 0.05% and 0.15%, respectively. Without such limitations, management fees would be 0.75% of each Fund's average daily net assets.
/3/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Institutional Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................   0.01%
      Growth and Income................................................   0.05%
      CORE U.S. Equity.................................................   0.00%
      CORE Large Cap Growth............................................   0.00%
      CORE Small Cap Equity............................................   0.04%
      Capital Growth...................................................   0.00%
      Mid Cap Equity...................................................   0.10%
      Small Cap Value..................................................   0.06%


/4/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Institutional Shares of the Funds would be as set forth below:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Balanced...............................................   0.28%    0.93%
      Growth and Income......................................   0.12%    0.82%
      CORE U.S. Equity.......................................   0.12%    0.87%
      CORE Large Cap Growth..................................   0.22%    0.97%
      CORE Small Cap Equity..................................   0.48%    1.33%
      Capital Growth.........................................   0.10%    1.10%
      Mid Cap Equity.........................................   0.16%    0.91%
      Small Cap Value........................................   0.13%    1.13%

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Balanced......................................  $ 7     $22     $39     $87
Growth and Income.............................    8      25      44      98
CORE U.S. Equity..............................    8      24      41      92
CORE Large Cap Growth.........................    7      20      36      80
CORE Small Cap Equity.........................    9      30      51     114
Capital Growth................................   11      33      57     127
Mid Cap Equity................................    9      28      49     110
Small Cap Value...............................   11      35      61     134

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  Institutions that invest in Institutional Shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. Such fees, if any, may affect the return such customers realize with respect to their investments.

  Certain institutions may also receive other compensation in connection with the sales and distribution of Institutional Shares or for services to their customer's accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Institutional Shares" in the Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

-------------------------------------------------------------------------------

                                  INCOME FROM                        DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ------------------------- ------------------------------------------------
                                       NET REALIZED                                      IN EXCESS OF
                                      AND UNREALIZED                         FROM NET    NET REALIZED     NET
                 NET ASSET               GAIN ON        FROM    IN EXCESS  REALIZED GAIN   GAIN ON     INCREASE   NET ASSET
                  VALUE,      NET       INVESTMENT      NET       OF NET   ON INVESTMENT  INVESTMENT  (DECREASE)   VALUE,
                 BEGINNING INVESTMENT  AND FUTURES   INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES    IN NET     END OF
                 OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------- ------------ ----------- ---------
                                                                                                             BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $18.78     $0.57        $2.66        $(0.56)    $ --        $(1.16)       $ --         $1.51     $20.29
1998--Class B
Shares..........   18.73      0.50         2.57         (0.42)    (0.02)       (1.16)         --          1.47      20.20
1998--Class C
Shares(b).......   21.10      0.25         0.24         (0.22)    (0.04)       (0.64)       (0.52)       (0.93)     20.17
1998--Institu-
tional
Shares(b).......   21.18      0.26         0.32         (0.23)    (0.08)       (0.45)       (0.71)       (0.89)     20.29
1998--Service
Shares(b).......   21.18      0.22         0.32         (0.22)    (0.06)       (0.72)       (0.44)       (0.90)     20.28
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.31      0.66         2.47         (0.66)      --         (1.00)         --          1.47      18.78
1997--Class B
Shares(b).......   17.46      0.42         2.34         (0.42)    (0.07)       (1.00)         --          1.27      18.73
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.22      0.51         3.43         (0.50)      --         (0.35)         --          3.09      17.31
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.10         0.02         (0.08)      --           --           --          0.04      14.22
                                                                                        RATIOS ASSUMING
                                                                                      NO VOLUNTARY WAIVER
                                                                                           OF FEES OR
                                                                                      EXPENSE LIMITATIONS
                                                                                    ------------------------
                                                                         RATIO OF                RATIO OF
                                                    NET      RATIO OF       NET                     NET
                                                 ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO  AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)   RATE(G)   RATE(F)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- --------- ---------- ---------- ----------- ----------- ---------- -------------
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   17.54%    190.43%    $.0590    $163,636     1.00%       2.94%       1.57%        2.37%
1998--Class B
Shares..........   16.71     190.43      .0590      23,639     1.76        2.14        2.07         1.83
1998--Class C
Shares(b).......    2.49(d)  190.43      .0590       8,850     1.77(c)     2.13(c)     2.08(c)      1.82(c)
1998--Institu-
tional
Shares(b).......    2.93(d)  190.43      .0590       8,367     0.76(c)     3.13(c)     1.07(c)      2.82(c)
1998--Service
Shares(b).......    2.66(d)  190.43      .0590          16     1.26(c)     2.58(c)     1.57(c)      2.27(c)
---------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   18.59     208.11      .0587      81,410     1.00        3.76        1.77         2.99
1997--Class B
Shares(b).......   16.22(d)  208.11      .0587       2,110     1.75(c)     2.59(c)     2.27(c)      2.07(c)
---------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   28.10     197.10        --       50,928     1.00        3.65        1.90         2.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......    0.87(d)   14.71        --        7,510     1.00(c)     3.39(c)     8.29(c)     (3.90)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A and Class B Share activity commenced on October 12, 1994 and May 1, 1996, respectively. Class C, Institutional and Service Share activity commenced on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the effect of mortgage dollar roll transactions.

                                INCOME (LOSS)
                               FROM INVESTMENT
                                OPERATIONS(E)                DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------ ------------------------------------------------
                                           NET                                          IN EXCESS OF
                                       REALIZED AND                         FROM NET    NET REALIZED                 NET
                 NET ASSET    NET       UNREALIZED     FROM    IN EXCESS  REALIZED GAIN   GAIN ON                 INCREASE
                  VALUE,   INVESTMENT    GAIN ON       NET       OF NET   ON INVESTMENT  INVESTMENT  ADDITIONAL  (DECREASE)
                 BEGINNING   INCOME    INVESTMENTS  INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES   PAID-IN      IN NET
                 OF PERIOD   (LOSS)    AND FUTURES    INCOME     INCOME   TRANSACTIONS  TRANSACTIONS  CAPITAL    ASSET VALUE
                 --------- ----------  ------------ ---------- ---------- ------------- ------------ ----------  -----------
                                                                                            GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.18     $0.11        $5.27       $(0.11)    $  --       $(2.52)       $  --       $ --         $2.75
1998--Class B
Shares..........   23.10      0.04         5.14          --       (0.03)      (2.45)        (0.07)       --          2.63
1998--Class C
Shares(b).......   28.20     (0.01)        0.06          --       (0.03)      (1.42)        (1.10)       --         (2.50)
1998--
Institutional
Shares..........   23.19      0.27         5.23        (0.22)       --        (0.24)        (2.28)       --          2.76
1998--Service
Shares..........   23.17      0.14         5.23        (0.06)     (0.04)      (2.52)          --         --          2.75
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.98      0.35         5.18        (0.35)     (0.01)      (1.97)          --         --          3.20
1997--Class B
Shares(b).......   20.82      0.17         4.31        (0.17)     (0.06)      (1.97)          --         --          2.28
1997--Institu-
tional
Shares(b).......   21.25      0.29         3.96        (0.30)     (0.04)      (1.97)          --         --          1.94
1997--Service
Shares(b).......   20.71      0.28         4.50        (0.28)     (0.07)      (1.97)          --         --          2.46
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   15.80      0.33         4.75        (0.30)       --        (0.60)          --         --          4.18
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.79      0.20(g)      0.30(g)     (0.20)     (0.07)      (0.33)          --        0.11(g)      0.01
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......   14.18      0.15         1.68        (0.15)     (0.01)      (0.06)          --         --          1.61
                                                                                                     RATIOS ASSUMING
                                                                                                   NO VOLUNTARY WAIVER
                                                                                                       OF FEES OR
                                                                                                   EXPENSE LIMITATIONS
                                                                                                -------------------------
                                                                                      RATIO
                                                                                     OF NET                     RATIO
                                                              NET        RATIO     INVESTMENT                  OF NET
                 NET ASSET                                 ASSETS AT    OF NET    INCOME (LOSS)    RATIO     INVESTMENT
                  VALUE,              PORTFOLIO  AVERAGE     END OF   EXPENSES TO  TO AVERAGE   OF EXPENSES INCOME (LOSS)
                  END OF     TOTAL    TURNOVER  COMMISSION   PERIOD   AVERAGE NET      NET      TO AVERAGE   TO AVERAGE
                  PERIOD   RETURN(A)    RATE     RATE(F)   (IN 000S)    ASSETS       ASSETS     NET ASSETS   NET ASSETS
                 --------- ---------- --------- ---------- ---------- ----------- ------------- ----------- -------------
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $25.93     23.71%     61.95%    $.0590   $1,216,582    1.25%         0.43%       1.42%         0.26%
1998--Class B
Shares..........   25.73     22.87      61.95      .0590      307,815    1.94         (0.35)       1.94         (0.35)
1998--Class C
Shares(b).......   25.70      0.51(d)   61.95      .0590       31,686    1.99(c)      (0.48)(c)    1.99(c)      (0.48)(c)
1998--
Institutional
Shares..........   25.95     24.24      61.95      .0590       36.225    0.83          0.76        0.83          0.76
1998--Service
Shares..........   25.92     23.63      61.95      .0590        8,893    1.32          0.32        1.32          0.32
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   23.18     28.42      53.03      .0586      615,103    1.22          1.60        1.43%         1.39%
1997--Class B
Shares(b).......   23.10     22.23(d)   53.03      .0586       17,346    1.93(c)       0.15(c)     1.93(c)       0.15(c)
1997--Institu-
tional
Shares(b).......   23.19     20.77(d)   53.03      .0586          193    0.82(c)       1.36(c)     0.82(c)       1.36(c)
1997--Service
Shares(b).......   23.17     23.87(d)   53.03      .0586        3,174    1.32(c)       0.94(c)     1.32(c)       0.94(c)
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   19.98     32.45      57.93        --       436,757    1.20          1.67        1.45          1.42
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.80      3.97      71.80        --       193,772    1.25          1.28        1.58          0.95
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1994--Class A
Shares(b).......   15.79     13.08(d)  102.23        --        41,528    1.25(c)       1.23(c)     3.24(c)      (0.76)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on February 5, 1993, May 1, 1996, August 15, 1997, June 3, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Calculated based on the average Shares outstanding methodology.

                                  INCOME FROM                       DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)                   SHAREHOLDERS
                           ------------------------- -----------------------------------------------
                                                                             FROM NET   IN EXCESS OF    NET
                                       NET REALIZED                          REALIZED   NET REALIZED INCREASE/   NET
                 NET ASSET            AND UNREALIZED            IN EXCESS    GAIN ON      GAIN ON    (DECREASE) ASSET
                  VALUE,      NET     GAIN (LOSS) ON  FROM NET    OF NET    INVESTMENT   INVESTMENT    IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS   INVESTMENT INVESTMENT AND FUTURES  AND FUTURES    ASSET    END OF   TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME     INCOME   TRANSACTIONS TRANSACTIONS   VALUE    PERIOD RETURN(A)
                 --------- ---------- -------------- ---------- ---------- ------------ ------------ ---------- ------ ---------
                                                                                                CORE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $23.32     $0.11        $5.63        $(0.12)    $   --      $(2.35)      $   --      $3.27    $26.59   24.96%
1998--Class B
Shares..........   23.18      0.11         5.44            --      (0.06)      (2.00)        (.35)      3.14     26.32   24.28
1998--Class C
Shares(b).......   27.48      0.03         1.22            --      (0.14)      (0.67)       (1.68)     (1.24)    26.24    4.85(d)
1998--Institu-
tional Shares...   23.44      0.30         5.65         (0.24)      (.01)      (1.33)       (1.02)      3.35     26.79   25.76
1998--Service
Shares..........   23.27      0.19         5.57         (0.07)      (.08)      (2.35)          --       3.26     26.53   25.11
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.66      0.16         4.46         (0.16)        --       (0.80)          --       3.66     23.32   23.75
1997--Class B
Shares(b).......   20.44      0.04         3.70         (0.04)     (0.16)      (0.80)          --       2.74     23.18   18.59(d)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)        --       (0.80)          --       3.73     23.44   24.63
1997--Service
Shares(b).......   21.02      0.13         3.15         (0.13)     (0.10)      (0.80)          --       2.25     23.27   15.92(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)        --       (0.41)          --       5.05     19.66   38.63
1996--Institu-
tional
Shares(b).......   16.97      0.16         3.23         (0.24)        --       (0.41)          --       2.74     19.71   20.14(d)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)        --       (0.94)          --      (1.32)    14.61   (1.10)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)        --       (1.61)          --       0.47     15.93   15.12
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --           --       0.41     15.46    4.30
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......   14.17      0.11         0.88         (0.11)        --          --           --       0.88     15.05    7.01(d)
                                                                          RATIOS ASSUMING
                                                                        NO VOLUNTARY WAIVER
                                                                            OF FEES OR
                                                                        EXPENSE LIMITATIONS
                                                                        ----------------------
                                                RATIO OF    RATIO OF               RATIO OF
                                                  NET         NET       RATIO OF     NET
                                         NET    EXPENSES   INVESTMENT   EXPENSES  INVESTMENT
                                      ASSETS AT    TO        INCOME        TO      INCOME
                 PORTFOLIO  AVERAGE    END OF   AVERAGE    (LOSS) TO    AVERAGE   (LOSS) TO
                 TURNOVER  COMMISSION  PERIOD     NET       AVERAGE       NET      AVERAGE
                   RATE     RATE(F)   (IN 000S)  ASSETS    NET ASSETS    ASSETS   NET ASSETS
                 --------- ---------- --------- ---------- ------------ --------- ------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   65.89%    $.0651   $398,393     1.28%      0.51%       1.47%      0.32%
1998--Class B
Shares..........   65.89      .0651     59,208     1.79      (0.05)       1.96      (0.22)
1998--Class C
Shares(b).......   65.89      .0651      6,267     1.78(c)   (0.21)(c)    1.95(c)   (0.38)(c)
1998--Institu-
tional Shares...   65.89      .0651    202,893     0.65       1.16        0.82       0.99
1998--Service
Shares..........   65.89      .0651      7,841     1.15       0.62        1.32       0.45
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   37.78      .0417    225,968     1.29       0.91        1.53       0.67
1997--Class B
Shares(b).......   37.28      .0417     17,258     1.83(c)    0.06(c)     2.00(c)    0.11(c)
1997--Institu-
tional Shares...   37.28      .0417    148,942     0.65       1.52        0.85       1.32
1997--Service
Shares(b).......   37.28      .0417      3,666     1.15(c)    0.69(c)     1.35(c)    0.49(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   39.35         --    129,045     1.25       1.01        1.55       0.71
1996--Institu-
tional
Shares(b).......   39.35         --     64,829     0.65(c)    1.49(c)     0.96(c)    1.18(c)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   56.18         --     94,968     1.38       1.33        1.63       1.08
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   87.73         --     92,769     1.42       0.92        1.67       0.67
---------------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........  144.93         --    117,757     1.28       1.30        1.53       1.05
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1992--Class A
Shares(b).......  135.02         --    151,142   1.57(c)      1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class B, Class C, Institutional and Service Share activity commenced on May 24, 1991, May 1, 1996, August 15, 1997, June 15, 1995 and June 7, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                            INCOME FROM INVESTMENT
                                OPERATIONS(E)               DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------- -----------------------------------------------
                                           NET
                                        REALIZED
                                           AND                             FROM NET   IN EXCESS OF
                                       UNREALIZED                          REALIZED   NET REALIZED   NET     NET
                  NET ASSET    NET     GAIN (LOSS)            IN EXCESS    GAIN ON      GAIN ON    INCREASE ASSET
                   VALUE,   INVESTMENT     ON       FROM NET    OF NET    INVESTMENT   INVESTMENT   IN NET  VALUE,
                  BEGINNING   INCOME   INVESTMENTS INVESTMENT INVESTMENT AND FUTURES  AND FUTURES   ASSET   END OF
                  OF PERIOD   (LOSS)   AND FUTURES   INCOME     INCOME   TRANSACTIONS TRANSACTIONS  VALUE   PERIOD
                  --------- ---------- ----------- ---------- ---------- ------------ ------------ -------- ------
                                                                     CORE LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998 -- Class A
Shares(b).......   $10.00     $ 0.01      $2.35      $(0.01)       --       $(0.32)      $(0.06)    $1.97   $11.97
1998 -- Class B
Shares(b).......    10.00      (0.03)      2.33          --        --        (0.18)       (0.20)     1.92    11.92
1998 -- Class C
Shares(b).......    11.80      (0.02)      0.54          --      (.01)       (0.38)          --      0.13    11.93
1998 -- Institu-
tional
Shares(b).......    10.00       0.01       2.35       (0.01)       --        (0.19)       (0.19)     1.97    11.97
1998 -- Service
Shares(b).......    10.00      (0.02)      2.35          --        --        (0.08)       (0.30)     1.95    11.95
                                                                                   RATIOS ASSUMING NO
                                                                                   VOLUNTARY WAIVER OF
                                                                                     FEES OR EXPENSE
                                                                                       LIMITATIONS
                                                                                   ------------------------
                                                     NET   RATIO OF
                                                   ASSETS    NET       RATIO OF    RATIO OF    RATIO OF
                                                   AT END  EXPENSES      NET       EXPENSES      NET
                                                     OF       TO      INVESTMENT      TO      INVESTMENT
                              PORTFOLIO  AVERAGE   PERIOD  AVERAGE    INCOME TO    AVERAGE     LOSS TO
                    TOTAL     TURNOVER  COMMISSION   (IN     NET       AVERAGE       NET       AVERAGE
                  RETURN(A)     RATE       RATE     000S)   ASSETS    NET ASSETS    ASSETS    NET ASSETS
                  ----------- --------- ---------- ------- ---------- ------------ ---------- -------------
------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998 -- Class A
Shares(b).......    23.79%(d)   74.97%    $.0282   $53,786   0.91%(c)    0.12%(c)    2.40%(c)   (1.37)%(c)
1998 -- Class B
Shares(b).......    23.26(d)    74.97      .0282    13,857   1.67(c)    (0.72)(c)    2.91(c)    (1.96)(c)
1998 -- Class C
Shares(b).......     4.56(d)    74.97      .0282     4,132   1.68(c)    (0.76)(c)    2.92(c)    (2.00)(c)
1998 -- Institu-
tional
Shares(b).......    23.89(d)    74.97      .0282     4,656   0.72(c)     0.42(c)     1.96(c)    (0.82)(c)
1998 -- Service
Shares(b).......    23.56(d)    74.97      .0282       115   1.17(c)    (0.21)(c)    2.41(c)    (1.45)(c)

------------
 (a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Institutional and Service Share activity commenced on May 1, 1997. Class C Share activity commenced on August 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per Share amounts.

                                  INCOME FROM           DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(E)       SHAREHOLDERS
                           ------------------------- -----------------------
                                           NET
                                       REALIZED AND               FROM NET
                                        UNREALIZED                REALIZED
                 NET ASSET    NET     GAIN (LOSS) ON    FROM      GAIN ON        NET     NET ASSET
                  VALUE,   INVESTMENT INVESTMENT AND    NET      INVESTMENT   INCREASE    VALUE,               PORTFOLIO
                 BEGINNING   INCOME      FUTURES     INVESTMENT AND FUTURES    IN NET     END OF     TOTAL     TURNOVER
                 OF PERIOD   (LOSS)    TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)     RATE
                 --------- ---------- -------------- ---------- ------------ ----------- --------- ---------   ---------
                                                                           CORE SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $(0.01)      $0.65          --        $(0.05)      $0.59     $10.59     6.37%(d)    37.65%
1998--Class B
Shares(b).......   10.00      (0.03)       0.64          --         (0.05)       0.56      10.56     6.07(d)     37.65
1998--Class C
Shares(b).......   10.00      (0.02)       0.64          --         (0.05)       0.57      10.57     6.17(d)     37.65
1998--Institu-
tional
Shares(b).......   10.00       0.01        0.65          --         (0.05)       0.61      10.61     6.57(d)     37.65
1998--Service
Shares(b).......   10.00       0.01        0.64          --         (0.05)       0.60      10.60     6.47(d)     37.65
                                                                    RATIOS ASSUMING NO
                                                                 VOLUNTARY WAIVER OF FEES
                                                                  OR EXPENSE LIMITATIONS
                                                                 ---------------------------
                                                                                  RATIO
                               NET      RATIO     RATIO OF NET                   OF NET
                            ASSETS AT   OF NET     INVESTMENT     RATIO OF     INVESTMENT
                  AVERAGE    END OF    EXPENSES   INCOME (LOSS)  EXPENSES TO  INCOME (LOSS)
                 COMMISSION  PERIOD   TO AVERAGE   TO AVERAGE    AVERAGE NET   TO AVERAGE
                    RATE    (IN 000S) NET ASSETS   NET ASSETS      ASSETS      NET ASSETS
                 ---------- --------- ----------- -------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   $.0370    $11,118     1.25%(c)     (0.36)%(c)    3.92%(c)      (3.03)%(c)
1998--Class B
Shares(b).......    .0370      9,957     1.95(c)      (1.04)(c)     4.37(c)       (3.46)(c)
1998--Class C
Shares(b).......    .0370      2,557     1.95(c)      (1.07)(c)     4.37(c)       (3.49)(c)
1998--Institu-
tional
Shares(b).......    .0370      9,026     0.95(c)       0.15 (c)     3.37(c)       (2.27)(c)
1998--Service
Shares(b).......    .0370          2     1.45(c)       0.40 (c)     3.87(c)       (2.02)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.

                                       INCOME FROM
                                 INVESTMENT OPERATIONS(E)           DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------------------ -------------------------------------
                                                                                          IN EXCESS
                                           NET                                              OF NET
                 NET ASSET    NET      REALIZED AND             IN EXCESS    FROM NET      REALIZED   NET INCREASE
                  VALUE,   INVESTMENT   UNREALIZED    FROM NET    OF NET   REALIZED GAIN   GAIN ON     (DECREASE)  NET ASSET
                 BEGINNING   INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT ON INVESTMENT  INVESTMENT  IN NET ASSET VALUE, END
                 OF PERIOD   (LOSS)    INVESTMENTS     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE     OF PERIOD
                 --------- ---------- -------------- ---------- ---------- ------------- ------------ ------------ ----------
                                                                                                    CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $16.73     $0.02        $4.78        $(0.01)    $(0.01)     $(3.03)       $  --        $1.75       $18.48
1998--Class B
Shares..........   16.67      0.02         4.61           --         --        (1.20)        (1.83)       1.60        18.27
1998--Class C
Shares(b).......   19.73     (0.02)        1.60           --       (0.04)      (0.47)        (2.56)      (1.49)       18.24
1998--Institu-
tional
Shares(b).......   19.88      0.02         1.66         (0.01)     (0.07)      (0.41)        (2.62)      (1.43)       18.45
1998--Service
Shares(b).......   19.88     (0.01)        1.66           --       (0.04)      (0.76)        (2.27)      (1.42)       18.46
-----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   14.91      0.10         3.56         (0.10)     (0.02)      (1.72)          --         1.82        16.73
1997--Class B
Shares(b).......   15.67      0.01         2.81         (0.01)     (0.09)      (1.72)          --         1.00        16.67
-----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   13.67      0.12         3.93         (0.12)       --        (2.69)          --         1.24        14.91
-----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   15.96      0.03        (0.69)        (0.01)       --        (1.62)          --        (2.29)       13.67
-----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.64      0.02         2.40         (0.01)     (0.02)      (1.07)          --         1.32        15.96
-----------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   13.65      0.06         2.28         (0.07)       --        (1.28)          --         0.99        14.64
-----------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   11.10      0.28         2.90         (0.31)       --        (0.32)          --         2.55        13.65
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(b).......   11.34      0.34        (0.27)        (0.31)       --          --            --        (0.24)       11.10
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                               OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                        -------------------------
                                                                            RATIO OF                RATIO OF NET
                                                 NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF    INVESTMENT
                            PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO INCOME (LOSS)
                   TOTAL    TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    AVERAGE
                 RETURN(A)    RATE     RATE(F)   (IN 000S)   NET ASSETS    NET ASSETS     ASSETS     NET ASSETS
                 ---------- --------- ---------- ---------- ------------ -------------- ----------- -------------
-----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   29.71%     61.50%    $.0612   $1,256,595     1.40%         0.08%        1.65%        (0.17)%
1998--Class B
Shares..........   28.73      61.50      .0612       40,827     2.18         (0.77)        2.18         (0.77)
1998--Class C
Shares(b).......    8.83(d)   61.50      .0612        5,395     2.21(c)      (0.86)(c)     2.21(c)      (0.86)(c)
1998--Institu-
tional
Shares(b).......    9.31(d)   61.50      .0612        7,262     1.16(c)       0.18 (c)     1.16(c)       0.18 (c)
1998--Service
Shares(b).......    9.18(d)   61.50      .0612            2     1.50(c)      (0.16)(c)     1.50(c)      (0.16)(c)
-----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   25.97      52.92      .0563      920,646     1.40          0.62         1.65          0.37
1997--Class B
Shares(b).......   19.39(d)   52.92      .0563        3,221     2.15(c)      (0.39)(c)     2.15(c)      (0.39)(c)
-----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   30.45      63.90        --       881,056     1.36          0.65         1.61          0.40
-----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   (4.38)     38.36        --       862,105     1.38          0.16         1.63         (0.09)
-----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.89      36.12        --       833,682     1.38          0.13         1.63         (0.12)
-----------------------------------------------------------------------------------------------------------------------------
1993--Class A
Shares..........   18.01      58.93        --       665,976     1.41          0.42         1.66          0.17
-----------------------------------------------------------------------------------------------------------------------------
1992--Class A
Shares..........   29.31      48.93        --       500,307     1.53          2.09         1.78          1.84
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1991--Class A
Shares(b).......    0.84(d)   35.63        --       437,533     1.27(c)       3.24(c)      1.47(c)       3.04(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on April 20, 1990, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                         INCOME FROM                              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                         SHAREHOLDERS
                           ---------------------------------------- ---------------------------------------------
                                                      NET REALIZED
                                                     AND UNREALIZED                                       NET
                                       NET REALIZED     LOSS ON                             FROM NET    INCREASE   NET
                 NET ASSET            AND UNREALIZED    FOREIGN                IN EXCESS    REALIZED   (DECREASE) ASSET
                  VALUE,      NET        GAIN ON        CURRENCY     FROM NET    OF NET     GAIN ON      IN NET   VALUE,
                 BEGINNING INVESTMENT  INVESTMENTS      RELATED     INVESTMENT INVESTMENT  INVESTMENT    ASSET    END OF
                 OF PERIOD   INCOME    AND OPTIONS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                    MID CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......  $23.63     $0.09        $0.77          $(0.01)      $(0.06)    $(0.04)     $(2.77)     $(2.02)  $21.61
1998--Class B
Shares(b).......   23.63      0.06         0.75           (0.01)       (0.09)        --       (2.77)      (2.06)   21.57
1998--Class C
Shares(b).......   23.63      0.06         0.77           (0.01)       (0.09)        --       (2.77)      (2.04)   21.59
1998--Institu-
tional Shares...   18.73      0.16         5.70           (0.04)       (0.13)        --       (2.77)       2.92    21.65
1998--Service
Shares(b).......   23.01      0.09         1.41           (0.01)       (0.11)        --       (2.77)      (1.39)   21.62
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   15.91      0.24         3.77              --        (0.24)     (0.93)      (0.02)       2.82    18.73
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......   15.00      0.13         0.90              --        (0.12)        --          --        0.91    15.91
                                                                                     RATIOS ASSUMING NO
                                                                                    EXPENSE LIMITATIONS
                                                                                   ------------------------
                                                     NET   RATIO OF    RATIO OF
                                                   ASSETS    NET         NET       RATIO OF     RATIO OF
                                                   AT END  EXPENSES   INVESTMENT   EXPENSES        NET
                                                     OF       TO        INCOME        TO       INVESTMENT
                             PORTFOLIO   AVERAGE   PERIOD  AVERAGE    (LOSS) TO    AVERAGE    INCOME (LOSS)
                   TOTAL     TURNOVER   COMMISSION   (IN     NET       AVERAGE       NET       TO AVERAGE
                 RETURN(A)     RATE      RATE(F)    000S)   ASSETS    NET ASSETS    ASSETS     NET ASSETS
                 ----------- ---------- ---------- ------- ---------- ------------ ---------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares(b).......    3.42%(d)   62.60%    $0.0540   $90,588   1.35%(c)    0.33%(c)    1.47%(c)      0.21%(c)
1998--Class B
Shares(b).......    3.17(d)    62.60      0.0540    28,743   1.85(c)    (0.20)(c)    1.97(c)      (0.32)(c)
1998--Class C
Shares(b).......    3.27(d)    62.60      0.0540     6,445   1.85(c)    (0.23)(c)    1.97(c)      (0.35)(c)
1998--Institu-
tional Shares...   30.86       62.60      0.0540   236,440   0.85        0.78        0.97          0.66
1998--Service
Shares(b).......    6.30(d)    62.60      0.0540         8   1.35(c)     0.63 (c)    1.43(c)       0.51 (c)
------------------------------------------------------------------------------------------------------------------------
1997--Institu-
tional Shares...   25.63       74.03      0.0547   145,253   0.85        1.35        0.91          1.29
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1996--Institu-
tional
Shares(b).......    6.89(d)    58.77(d)       --   135,671   0.85(c)     1.67(c)     0.98(c)       1.54(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on August 15, 1997, August 15, 1997, August 15, 1997, August 1, 1995 and July 18, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                     INCOME FROM                    DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(E)                SHAREHOLDERS
                           ------------------------------- -----------------------------------
                                          NET REALIZED                  FROM NET
                 NET ASSET    NET        AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS  NET INCREASE
                  VALUE,   INVESTMENT    GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    (DECREASE)  NET ASSET
                 BEGINNING   INCOME      INVESTMENT AND    INVESTMENT AND OPTIONS   INVESTMENT IN NET ASSET VALUE, END   TOTAL
                 OF PERIOD   (LOSS)   OPTIONS TRANSACTIONS   INCOME   TRANSACTIONS    INCOME      VALUE     OF PERIOD  RETURN(A)
                 --------- ---------- -------------------- ---------- ------------- ---------- ------------ ---------- ---------
                                                                                                          SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $20.91     $0.14           $5.33           $  --       $(2.33)      $  --       $ 3.14      $24.05     26.17%
1998--Class B
Shares..........   20.80     (0.01)           5.27              --        (2.33)         --         2.93       23.73     25.29
1998--Class C
Shares(b).......   24.69     (0.06)           1.43              --        (1.99)       (0.34)      (0.96)      23.73      5.51(d)
1998--Institu-
tional
Shares(b).......   24.91      0.03            1.48              --        (2.05)       (0.28)      (0.82)      24.09      6.08(d)
1998--Service
Shares(b).......   24.91     (0.01)           1.48              --        (2.02)       (0.31)      (0.86)      24.05      5.91(d)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.29     (0.21)           4.92              --        (1.09)         --         3.62       20.91     27.28
1997--Class B
Shares(b).......   20.79     (0.11)           1.21              --        (1.09)         --         0.01       20.80      5.39(d)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   16.14     (0.23)           1.39              --        (0.01)         --         1.15       17.29      7.20
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   20.67     (0.07)          (3.53)             --        (0.69)       (0.24)      (4.53)      16.14    (17.53)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   16.68     (0.04)           5.03              --        (1.00)         --         3.99       20.67     30.13
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18      0.03            2.50            (0.03)        --           --         2.50       16.68     17.86(d)
                                                                                   RATIOS ASSUMING NO
                                                                                    VOLUNTARY WAIVER
                                                                                        OF FEES
                                                                               --------------------------
                                                                  RATIO OF                    RATIO OF
                                      NET ASSETS   RATIO OF    NET INVESTMENT   RATIO OF   NET INVESTMENT
                 PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET      AVERAGE   TO AVERAGE NET
                   RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS      NET ASSETS      ASSETS
                 --------- ---------- ---------- ------------ ---------------- ----------- --------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........   84.81%   $0.0517    $370,246      1.54%         (0.28)%        1.76%        (0.50)%
1998--Class B
Shares..........   84.81     0.0517      42,677      2.29          (0.92)         2.29         (0.92)
1998--Class C
Shares(b).......   84.81     0.0517       5,604      2.09(c)       (0.79)(c)      2.09(c)      (0.79)(c)
1998--Institu-
tional
Shares(b).......   84.81     0.0517      14,626      1.16(c)        0.27(c)       1.16(c)       0.27(c)
1998--Service
Shares(b).......   84.81     0.0517           2      1.45(c)       (0.07)(c)      1.45(c)      (0.07)(c)
---------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   99.46      .0461     212,061      1.60          (0.72)         1.85         (0.97)
1997--Class B
Shares(b).......   99.46      .0461       3,674      2.35(c)       (1.63)(c)      2.35(c)      (1.63)(c)
---------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   57.58        --      204,994      1.41          (0.59)         1.66         (0.84)
---------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   43.67        --      319,487      1.53          (0.53)         1.78         (0.78)
---------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   56.81        --      261,074      1.60          (0.45)         1.85         (0.70)
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......    7.12        --       59,339      1.65(c)        0.62(c)       2.70(c)      (0.43)(c)

-----------
(a) Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service Share activity commenced on October 22, 1992, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per Share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income, Mid Cap Equity, Small Cap Value Funds and the equity portion of the Balanced Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth Fund is managed using a growth equity oriented approach. Equity securities for this Fund is selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE Funds. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

  In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

  Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets and individual equity securities according to fundamental investment characteristics. The CORE Funds use the Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities and markets they were designed to forecast.

  The weightings assigned to the factors in the Multifactor Model used by the CORE Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE Funds seek to capitalize on the strengths of each discipline.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed-income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed-income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed-income securities." The Fund's investments in fixed-income securities that are issued by foreign issuers, including issuers in Emerging Countries, may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CORE SMALL CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

   Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. The Fund may invest only in fixed-income securities that are considered cash equivalents.

  The Investment Adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investments in small market capitalization issuers involve special risks. See "Description of Securities" and "Risk Factors." If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Funds."

 CAPITAL GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 SMALL CAP VALUE FUND (FORMERLY, THE "SMALL CAP EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above the amount stated above, the Fund may, consistent with its investment objective, continue to hold the security.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed- income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.


                           DESCRIPTION OF SECURITIES


  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in equity securities of foreign issuers that are traded in the U.S.). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts

("GDRs") and each Fund, other than the CORE Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced Fund enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced Fund may also engage in a variety of foreign currency management techniques. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets on debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth and Small Cap Value Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Balanced Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protection as U.S. exchanges.

STANDARD AND POOR'S DEPOSITORY RECEIPTS

  Each Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps (Balanced Fund only); (iii) credit swaps, mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only); (iv) yield curve options and inverse floating rate securities (Balanced Fund only); (v) other investment companies including World Equity Benchmark Shares; (vi) unseasoned companies; (vii) municipal securities (Balanced Fund only); (viii) loan participations (Balanced Fund only); (ix) custodial receipts; and (x) reverse repurchase agreements for investment purposes (Balanced Fund only).

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information see the Additional Statement.


                                 RISK FACTORS

  Risks of Investing in Equity Securities. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, domestic stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN EMERGING MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The Growth and Income, Mid Cap Equity and Small Cap Value Funds may each invest up to 25%, the Balanced Fund may invest up to 20% and the Capital Growth Fund may invest up to 10% of their respective total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding Shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, Distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity and Small Cap Value Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSFM together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS

                                                          YEARS
                                                          PRIMARILY
       NAME AND TITLE          FUND RESPONSIBILITY        RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------------- --------------------------    ----------- ----------------------------
  George D. Adler              Senior Portfolio Manager--    Since      Mr. Adler joined the
   Vice President              Capital Growth                1997       Investment Adviser in
                                                                        1997. From 1990 to 1997,
                                                                        he was a portfolio
                                                                        manager at Liberty
                                                                        Investment Management,
                                                                        Inc. From 1988 to 1990
                                                                        he was a director of
                                                                        portfolio management at
                                                                        Banc One in Ohio.
------------------------------------------------------------------------------------------------------
  Eileen A. Aptman             Senior Portfolio Manager--    Since      Ms. Aptman joined the
   Vice President              Mid Cap Equity                1996       Investment Adviser in
                               Small Cap Value               1997       1993. From 1990 to 1993,
                                                                        she worked at Delphi
                                                                        Management as an equity
                                                                        analyst, focusing her
                                                                        research efforts on
                                                                        value stocks.
------------------------------------------------------------------------------------------------------
  Jonathan A. Beinner          Senior Portfolio Manager--    Since      Mr. Beinner joined the
   Managing Director and       Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S. Fixed                                                   1990. From 1988 to 1990,
   Income                                                               he worked as a portfolio
                                                                        manager at Franklin
                                                                        Savings Association in
                                                                        the trading and
                                                                        arbitrage group.
------------------------------------------------------------------------------------------------------
  Melissa Brown                Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President              CORE U.S. Equity              1998       Investment Adviser in
                               CORE Large Cap Growth         1998       1998. From 1984 to 1998,
                               CORE Small Cap Equity         1998       she was the director of
                                                                        Quantitative Equity
                                                                        Research and served on
                                                                        the Investment Policy
                                                                        Committee at Prudential
                                                                        Securities.
------------------------------------------------------------------------------------------------------
  Kent A. Clark                Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President              CORE U.S. Equity              1996       Investment Adviser in
                               CORE Large Cap Growth         1997       1992.
                               CORE Small Cap Equity         1997
------------------------------------------------------------------------------------------------------
  Robert G. Collins            Senior Portfolio Manager--    Since      Mr. Collins joined the
   Vice President              Capital Growth                1997       Investment Adviser in
                                                                        1997. From 1991 to 1997,
                                                                        he was a portfolio
                                                                        manager at Liberty
                                                                        Investment Management,
                                                                        Inc. His past
                                                                        experiences include work
                                                                        as a special situations
                                                                        analyst with Raymond
                                                                        James & Associates for
                                                                        five years.

                                                     YEARS
                                                     PRIMARILY
    NAME AND TITLE       FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ------------------- --------------------------     ----------- ----------------------------
  Herbert E. Ehlers      Senior Portfolio Manager--     Since      Mr. Ehlers joined the
   Managing Director     Capital Growth                 1997       Investment Adviser in
                                                                   1997. From 1994 to 1997,
                                                                   he was the Chief
                                                                   Investment Officer and
                                                                   Chairman of Liberty
                                                                   Investment Management,
                                                                   Inc. He was a portfolio
                                                                   manager and president at
                                                                   Liberty's predecessor
                                                                   firm, Eagle Asset
                                                                   Management, from 1984 to
                                                                   1994.
-------------------------------------------------------------------------------------------------
  Gregory H. Ekizian     Senior Portfolio Manager--     Since      Mr. Ekizian joined the
   Vice President        Capital Growth                 1997       Investment Adviser in
                                                                   1997. From 1990 to 1997,
                                                                   he was a portfolio
                                                                   manager at Liberty
                                                                   Investment Management,
                                                                   Inc. and its predecessor
                                                                   firm, Eagle Asset
                                                                   Management.
-------------------------------------------------------------------------------------------------
  Paul D. Farrell        Senior Portfolio Manager--     Since      Mr. Farrell joined the
   Vice President        Mid Cap Equity                 1998       Investment Adviser in
                         Small Cap Value                1992       1991. In 1998, he became
                                                                   responsible for managing
                                                                   the Investment Adviser's
                                                                   Value team. During 1991,
                                                                   he served as a managing
                                                                   director at Plaza
                                                                   Investment Managers, the
                                                                   investment subsidiary of
                                                                   GEICO Corp., a major
                                                                   insurance company. From
                                                                   1986 to 1991, he was
                                                                   employed by Goldman
                                                                   Sachs as a vice
                                                                   president in the
                                                                   investment research
                                                                   department and was
                                                                   responsible for the
                                                                   formation of the firm's
                                                                   Emerging Growth Research
                                                                   Group.
-------------------------------------------------------------------------------------------------
  Greg Gigliotti         Senior Portfolio Manager--     Since      Mr. Gigliotti joined the
   Vice President        Growth and Income              1998       Investment Adviser in
                         Balanced (Equity)              1998       1997. From 1996 to 1997
                         Mid Cap Equity                 1998       he was a Vice President
                                                                   and senior analyst at
                                                                   Franklin Mutual
                                                                   Advisors, Inc., the
                                                                   asset management
                                                                   division of Franklin
                                                                   Resources, Inc. From
                                                                   1989 to 1996 he was a
                                                                   Vice President and
                                                                   senior analyst at Heine
                                                                   Securities Corporation
                                                                   which was purchased by
                                                                   Franklin Resources, Inc.
-------------------------------------------------------------------------------------------------
  Robert C. Jones         Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director      CORE U.S. Equity              1991       Investment Adviser in
                          CORE Large Cap Growth         1997       1989. From 1987 to 1989,
                          CORE Small Cap Equity         1997       he was the senior
                                                                   quantitative analyst in
                                                                   the Goldman Sachs
                                                                   Investment Research
                                                                   Department and the
                                                                   author of the monthly
                                                                   Stock Selection
                                                                   publication.
-------------------------------------------------------------------------------------------------
  Richard C. Lucy         Senior Portfolio Manager--    Since      Mr. Lucy joined the
   Vice President and     Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S.                                                    1992. From 1983 to 1992,
   Fixed Income                                                    he managed fixed income
                                                                   assets at Brown Brothers
                                                                   Harriman & Co.
-------------------------------------------------------------------------------------------------
  Matthew B. McLennan     Senior Portfolio Manager--    Since      Mr. McLennan joined the
   Vice President         Mid Cap Equity                1998       Investment Adviser in
                          Small Cap Value               1996       1995. From 1994 to 1995,
                                                                   he worked in the
                                                                   Investment Banking
                                                                   Division of Goldman
                                                                   Sachs in Australia. From
                                                                   1991 to 1994, Mr.
                                                                   McLennan worked at
                                                                   Queensland Investment
                                                                   Corporation in
                                                                   Australia.
-------------------------------------------------------------------------------------------------
  Victor H. Pinter        Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President         CORE U.S. Equity              1996       Investment Adviser in
                          CORE Large Cap Growth         1997       1990. From 1985 to 1990,
                          CORE Small Cap Equity         1997       he was a project manager
                                                                   in the Information
                                                                   Technology Division of
                                                                   the Investment Adviser.

                                                        YEARS
                                                        PRIMARILY
      NAME AND TITLE        FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
  ---------------------- --------------------------     ----------- ----------------------------
  Thomas S. Price            Senior Portfolio Manager--    Since      Mr. Price joined the
   Vice President            Growth and Income             1998       Investment Adviser in
                             Balanced (Equity)             1998       1997. From 1996 to 1997
                             Mid Cap Equity                1998       he was a Vice President
                                                                      and senior analyst at
                                                                      Franklin Mutual
                                                                      Advisors, Inc., the
                                                                      asset management
                                                                      division of Franklin
                                                                      Resources, Inc. From
                                                                      1993 to 1996 he was a
                                                                      Vice President and
                                                                      senior analyst at Heine
                                                                      Securities Corporation
                                                                      which was purchased by
                                                                      Franklin Resources, Inc.
----------------------------------------------------------------------------------------------------
  David G. Shell             Senior Portfolio Manager--    Since      Mr. Shell joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. and its predecessor
                                                                      firm, Eagle Asset
                                                                      Management.
----------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.     Senior Portfolio Manager--    Since      Mr. Segundo joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. From 1990 to 1992,
                                                                      he was an equity
                                                                      research analyst with
                                                                      Fidelity Management &
                                                                      Research Company.
----------------------------------------------------------------------------------------------------
  Lawrence S. Sibley         Senior Portfolio Manager--    Since      Mr. Sibley joined the
   Vice President            Growth and Income             1997       Investment Adviser in
                             Balanced (Equity)             1997       1997. From 1994 to 1997,
                             Mid Cap Equity                1997       he headed Institutional
                                                                      Equity Sales at J.P.
                                                                      Morgan Securities and
                                                                      from 1987 to 1994, he
                                                                      was a principal of
                                                                      Sanford C. Bernstein &
                                                                      Co. in its Institutional
                                                                      Sales Department.
----------------------------------------------------------------------------------------------------
  Karma Wilson              Senior Portfolio Manager--     Since      Ms. Wilson joined the
   Vice President           Growth and Income              1998       Investment Adviser in
                            Balanced (Equity)              1998       1994. Prior to 1994, she
                            Mid Cap Equity                 1998       was an investment
                                                                      analyst with Bankers
                                                                      Trust Australia Ltd.
                                                                      Before 1992 she was
                                                                      employed at Arthur
                                                                      Andersen LLP.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSFM are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
     ----
     Balanced..................................    0.65%           0.65%
     Growth and Income.........................    0.70%           0.70%
     CORE Large Cap Growth.....................    0.75%           0.60%
     CORE Small Cap Equity.....................    0.85%           0.75%
     Mid Cap Equity............................    0.75%           0.75%
     Small Cap Value...........................    1.00%           1.00%
     GSFM
     ----
     CORE U.S. Equity..........................    0.75%           0.59%
     Capital Growth............................    1.00%           1.00%

                                                       (footnotes on next page)

---------------------
*All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE U.S. Equity and CORE Small Cap Equity Funds will equal 0.70% and 0.85%, respectively. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.01%, 0.05%, 0.00%, 0.00%, 0.04%, 0.00%, 0.10% and 0.06% per annum of the average daily net assets of the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and Small Cap Value Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service Shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation; fees payable to the Investment Adviser; custodial and transfer agency fees; service fees paid to Service Organizations; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' Shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). NAV per Share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on the NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum offering price per Share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per Share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the NAV per Share on the last day of the period for which the distribution rate is being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each Class of Shares for the same period will differ. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and Classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such Class. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  As of April 3, 1998, State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 59.9% of Mid Cap Equity Fund's outstanding Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. Each Fund has elected to be treated as a regulated investment company and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December
31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds do not anticipate that they will be eligible to pass any foreign tax credits through to their shareholders; however, the Funds may deduct these taxes in computing their taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports may be sent to recordholders with the same mailing address. Recordholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-621-2550. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services with respect to beneficial ownership of Institutional Shares.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid: (i) in cash; or (ii) in additional Institutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund, a portion of the NAV per Share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order. No sales load will be charged. Currently, the NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by qualified investors by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares" and should be directed to "Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  Institutional Shares of the Fund are offered to: (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) any state, county, city or any instrumentality, department, authority or agency thereof; (d) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (e) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (f) registered investment advisers investing for accounts for which they receive asset-based fees. With respect to these investors, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates.

  The minimum initial investment in Institutional Shares for (a) individual investors; (b) qualified non-profit organizations, charitable trusts, foundations and endowments; and (c) accounts over which GSAM or its advisory affiliates have investment discretion is $10,000,000.

  The foregoing minimum investment requirements may be waived at the discretion of the Trust's officers. In addition, the minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form by or on behalf of a customer when the order is accepted by the authorized institution or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share next determined after such acceptance. The institution or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer should contact an institution to learn whether it is authorized to accept orders for the Trust. Such institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other servicing and/or sub-transfer agency payments borne by the Funds and their Share classes.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions (including banks, trust companies, brokers and investment advisers) and other persons in connection with the sale and/or servicing of Shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in the Trust), and subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among institutions depending upon such factors as the amounts their clients have invested (or may invest) in particular portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem the Institutional Shares of any shareholder of record whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give 60 days' prior written notice to recordholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

                               EXCHANGE PRIVILEGE


  Institutional Shares of the Fund may be exchanged for: (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose; and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Domestic Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on 60 days' written notice to holders of Institutional Shares and is subject to certain limitations. See "Purchase of Institutional Shares."


                       REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem Institutional Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after receipt of a request in proper form by Goldman Sachs from the recordholder. (See "Purchase of Institutional Shares--Other Purchase Information" for a description of limited situations where an institution or other intermediary may be authorized to accept requests for the Funds.) If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to 15 days. Redemption requests may be made by a shareholder of record by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A shareholder of record may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each recordholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the recordholder's Account Information Form or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the recordholder's bank in the transfer process. If a problem with such performance arises, the recordholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by an institution.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to a Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN, LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQDOMPROINST
501417
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS DOMESTIC
EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROSPECTUS          GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
May 1, 1998, as revised  CLASS A, B AND C SHARES
September 1, 1998


GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
  Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS JAPANESE EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of Japanese companies.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of emerging country issuers.

GOLDMAN SACHS ASIA GROWTH FUND
  Seeks long-term capital appreciation through investments in equity securi-ties of companies related (in the manner described herein) to Asian coun-tries.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to each other Fund. GSAM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS, INCLUDING RISKS RELATING TO CHANGES IN RELATIVE CURRENCY EXCHANGE RATES OR (AS IN THE CASE OF THE EXPECTED INTRODUCTION OF THE EURO) THE CREATION OF NEW CURRENCIES. THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE CORE INTERNATIONAL EQUITY FUND CAN INVEST A PORTION OF ITS ASSETS AND THE INTERNATIONAL SMALL CAP, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT, ARE LESS LIQUID, ARE ESPECIALLY SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THESE INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. THE JAPANESE EQUITY AND ASIA GROWTH FUNDS WILL BE PARTICULARLY SUBJECT TO EVENTS AFFECTING THE MARKETS IN WHICH THESE FUNDS CONCENTRATE THEIR INVESTMENTS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."


                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............   11
Investment Objectives and Policies.   15
Description of Securities..........   20
Investment Techniques..............   24
Risk Factors.......................   28
Investment Restrictions............   31
Portfolio Turnover.................   31
Management.........................   31
Expenses ..........................   37
Reports to Shareholders............   37

                                     PAGE
                                     ----
How to Invest......................   38
Services Available to Shareholders.   44
Distribution and Service Plans.....   47
How to Sell Shares of the Funds....   48
Dividends..........................   49
Net Asset Value....................   50
Performance Information............   50
Shares of the Trust................   51
Taxation...........................   52
Additional Information.............   53
Appendix ..........................  A-1
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

 FUND NAME      INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
--------------  ---------------------  ------------------------------ ---------------------
 CORE           Long-term growth of    At least 90% of total assets   EAFE Index (unhedged)
 INTERNATIONAL  capital.               in equity securities of
 EQUITY FUND                           companies organized outside
                                       the United States or whose
                                       securities are principally
                                       traded outside the United
                                       States. The Fund seeks broad
                                       representation of large cap
                                       issuers across major countries
                                       and sectors of the
                                       international economy. The
                                       Fund's investments are
                                       selected using both a variety
                                       of quantitative techniques and
                                       fundamental research in
                                       seeking to maximize the Fund's
                                       expected return, while
                                       maintaining risk, style,
                                       capitalization and industry
                                       characteristics similar to the
                                       unhedged Morgan Stanley
                                       Capital International (MSCI)
                                       Europe, Australasia and Far
                                       East Index (the "EAFE Index").
                                       The Fund may employ certain
                                       currency management
                                       techniques.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term capital      Substantially all, and at      FT/S&P Actuaries
 EQUITY FUND    appreciation.          least 65%, of total assets in  Europe & Pacific
                                       equity securities of companies Index (unhedged)
                                       organized outside the United
                                       States or whose securities are
                                       principally traded outside the
                                       United States. The Fund may
                                       employ currency management
                                       techniques.
-------------------------------------------------------------------------------------------

 FUND NAME      INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
--------------  ---------------------  ------------------------------ ---------------------
 JAPANESE       Long-term capital      Substantially all, and at      Tokyo Price Index
 EQUITY FUND    appreciation.          least 65%, of total assets in  ("TOPIX")
                                       equity securities of Japanese
                                       companies. The Fund may employ
                                       currency management
                                       techniques.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term capital      Substantially all, and at      Morgan Stanley
 SMALL CAP      appreciation.          least 65%, of total assets in  Capital International
 FUND                                  equity securities of companies EAFE Small Cap Index
                                       with public stock market
                                       capitalizations of $1 billion
                                       or less at the time of
                                       investment that are organized
                                       outside the United States or
                                       whose securities are
                                       principally traded outside the
                                       United States. The Fund may
                                       employ currency management
                                       techniques.
-------------------------------------------------------------------------------------------
 EMERGING       Long-term capital      Substantially all, and at      Morgan Stanley
 MARKETS        appreciation.          least 65%, of total assets in  Capital International
 EQUITY FUND                           equity securities of emerging  Emerging Markets Free
                                       country issuers. The Fund may  Index
                                       employ certain currency
                                       management techniques.
-------------------------------------------------------------------------------------------
 ASIA GROWTH    Long-term capital      Substantially all, and at      Morgan Stanley
 FUND           appreciation.          least 65%, of total assets in  Capital International
                                       equity securities of companies All Country Asia Free
                                       in China, Hong Kong, India,    ex-Japan Index
                                       Indonesia, Malaysia, Pakistan,
                                       the Philippines,
                                       Singapore, South Korea, Sri
                                       Lanka, Taiwan, Thailand and
                                       other Asian countries. The
                                       Fund may employ certain
                                       currency management
                                       techniques.

  WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates (or, as in the case of the expected introduction of the euro next year, the creation of new currencies), political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan. In addition, because the Funds invest primarily outside the United States, they may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of Emerging Countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Risks of Investing in Japanese Markets. The Japanese Equity Fund will concentrate in Japanese securities and therefore, will be particularly subject to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to each other Fund. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's Shares (the "Distributor").

 WHAT IS THE MINIMUM INVESTMENT?


                                                                 MINIMUM
                                                           --------------------
                                                           INITIAL
                                                           PURCHASE ADDITIONAL
TYPE OF PURCHASE                                            AMOUNT  INVESTMENTS
----------------                                           -------- -----------
Regular Purchases.........................................  $1,000      $50
Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
 Education IRAs) and UGMA/UTMA Purchases..................  $  250      $50
SIMPLE IRAs and Education IRAs............................  $   50      $50
Automatic Investment Plan.................................  $   50      $50
403(b) Plans..............................................  $  200      $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 39.

 HOW DO I PURCHASE SHARES?


  You may purchase Shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have agreements with Goldman Sachs relating to the sale of Shares ("Authorized Dealers"). See "How to Invest" on page 38.

 WHAT ARE MY PURCHASE ALTERNATIVES?


  The Funds offer three classes of Shares through this Prospectus. These Shares may be purchased, at the investor's choice, at a price equal to their next determined net asset value ("NAV") (i) plus an initial sales charge imposed at the time of purchase ("Class A Shares"); (ii) with a contingent deferred sales charge (CDSC) imposed on redemptions within six years of purchase ("Class B Shares"); or (iii) without any initial sales charge or CDSC, as long as Shares are held for one year or more ("Class C Shares"). Direct purchases of $1 million or more of Class A Shares will be sold without an initial sales charge and may be subject to a CDSC at the time of certain redemptions.

                            MAXIMUM INITIAL                   MAXIMUM CONTINGENT
   ALL FUNDS                 SALES CHARGE                   DEFERRED SALES CHARGE
   ---------                ---------------                 ---------------------
   Class A.................      5.5%                            (See above)
   Class B.................       N/A                 5% declining to 0% after six years
   Class C.................       N/A       1% if Shares are redeemed within 12 months of purchase

  Over time, the CDSC and distribution and service fees attributable to Class B or Class C Shares will exceed the initial sales charge and the distribution and service fees attributable to Class A Shares. Class B Shares convert to Class A Shares, which are subject to lower distribution and service fees, eight years after initial purchase. Class C Shares, which are subject to the same distribution and service fees as Class B Shares, do not convert to Class A Shares and are subject to the higher distribution and service fees indefinitely. See "How to Invest--Alternative Purchase Arrangements" on page 38.

 HOW DO I SELL MY SHARES?


  You may redeem Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. See "How to Sell Shares of the Funds."
 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


 INVESTMENT INCOME DIVIDENDS                                     CAPITAL GAINS
      DECLARED AND PAID                                          DISTRIBUTIONS
 ---------------------------                                     -------------
          Annually                                                 Annually

  You may receive dividends and distributions in additional Shares of the same Class of the Fund in which you have invested or you may elect to receive them in cash, Shares of the same Class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Fund (the "ILA Portfolios"). For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES

                                   CORE                             INT'L                          JAPANESE
                                   INT'L                           EQUITY                           EQUITY
                                EQUITY FUND                         FUND                             FUND
                          -----------------------------    -----------------------------    -----------------------------
                          CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                          -------    -------    -------    -------    -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases...   5.5%/1/   none       none        5.5%/1/   none       none        5.5%/1/   none       none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends..............  none       none       none       none       none       none       none       none       none
 Maximum Deferred Sales
  Charge.................  none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/
 Redemption Fees/4/......  none       none       none       none       none       none       none       none       none
 Exchange Fees/4/........  none       none       none       none       none       none       none       none       none
ANNUAL FUND OPERATING EXPENSES: (as a percentage of
 average daily net assets)/5/
 Management Fees.........  0.85%      0.85%      0.85%      1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
 Distribution and Service
  Fees...................  0.50%      1.00%      1.00%      0.50%      1.00%      1.00%      0.50%      1.00%      1.00%
 Other Expenses (after
  applicable
  limitations)/6/........  0.31%      0.31%      0.31%      0.29%      0.29%      0.29%      0.20%      0.20%      0.20%
                           ----       ----       ----       ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER EXPENSE
 LIMITATIONS)/7/.........  1.66%      2.16%      2.16%      1.79%      2.29%      2.29%      1.70%      2.20%      2.20%
                           ====       ====       ====       ====       ====       ====       ====       ====       ====
                                   INT'L                          EMERGING                           ASIA
                                 SMALL CAP                         MARKETS                          GROWTH
                                   FUND                          EQUITY FUND                         FUND
                          -----------------------------    -----------------------------    -----------------------------
                          CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                          -------    -------    -------    -------    -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases...   5.5%/1/   none       none        5.5%/1/   none       none        5.5%/1/   none       none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends..............  none       none       none       none       none       none       none       none       none
 Maximum Deferred Sales
  Charge.................  none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/   none/1/     5.0%/2/    1.0%/3/
 Redemption Fees/4/......  none       none       none       none       none       none       none       none       none
 Exchange Fees/4/........  none       none       none       none       none       none       none       none       none
ANNUAL FUND OPERATING EXPENSES: (as a percentage of
 average net assets)/5/
 Management Fees.........  1.20%      1.20%      1.20%      1.20%      1.20%      1.20%      1.00%      1.00%      1.00%
 Distribution and Service
  Fees...................  0.50%      1.00%      1.00%      0.50%      1.00%      1.00%      0.50%      1.00%      1.00%
 Other Expenses (after
  applicable
  limitations)/6/........  0.35%      0.35%      0.35%      0.34%      0.34%      0.34%      0.35%      0.35%      0.35%
                           ----       ----       ----       ----       ----       ----       ----       ----       ----
TOTAL FUND OPERATING
 EXPENSES (AFTER EXPENSE
 LIMITATIONS)/7/.........  2.05%      2.55%      2.55%      2.04%      2.54%      2.54%      1.85%      2.35%      2.35%
                           ====       ====       ====       ====       ====       ====       ====       ====       ====

--------
/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A Shares by certain classes of investors. A CDSC of 1.00% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price-- Class A Shares."
/2/ A CDSC is imposed upon Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. See "How to Invest--Offering Price--Class B Shares."
/3/ A CDSC of 1.00% is imposed on Shares redeemed within 12 months of purchase. See "How to Invest--Offering Price--Class C Shares."
/4/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."
/5/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/6/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management, distribution and service fees, transfer agency fees (equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      CORE International Equity........................................  0.12%
      International Equity.............................................  0.10%
      Japanese Equity..................................................  0.01%
      International Small Cap..........................................  0.16%
      Emerging Markets Equity..........................................  0.15%
      Asia Growth......................................................  0.16%

/7/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Funds would be as set forth below:

                                                                        TOTAL
                                                              OTHER   OPERATING
                                                             EXPENSES EXPENSES
                                                             -------- ---------
      CORE International Equity
        Class A.............................................  0.59%     1.94%
        Class B.............................................  0.59%     2.44%
        Class C.............................................  0.59%     2.44%
      International Equity
        Class A.............................................  0.37%     1.87%
        Class B.............................................  0.37%     2.37%
        Class C.............................................  0.37%     2.37%
      Japanese Equity
        Class A.............................................  2.22%     3.72%
        Class B.............................................  2.22%     4.22%
        Class C.............................................  2.22%     4.22%

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      International Small Cap
        Class A..............................................  3.50%     5.20%
        Class B..............................................  3.50%     5.70%
        Class C..............................................  3.50%     5.70%
      Emerging Markets Equity
        Class A..............................................  0.65%     2.35%
        Class B..............................................  0.65%     2.85%
        Class C..............................................  0.65%     2.85%
      Asia Growth
        Class A..............................................  0.50%     2.00%
        Class B..............................................  0.50%     2.50%
        Class C..............................................  0.50%     2.50%

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return; and (ii) redemption at the end of each time period.

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
CORE International Equity
 Class A Shares................................   $71    $104    $140     $241
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    69      96     135      237
 --Assuming no redemption......................    22      68     116      237
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    31      68     116      249
 --Assuming no redemption......................    22      68     116      249
International Equity
 Class A Shares................................    72     108     147      254
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    70     100     142      250
 --Assuming no redemption......................    23      72     123      250
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    32      72     123      263
 --Assuming no redemption......................    23      72     123      263
Japanese Equity
 Class A Shares................................    71     106     N/A      N/A
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    69      97     N/A      N/A
 --Assuming no redemption......................    22      69     N/A      N/A
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    31      69     N/A      N/A
 --Assuming no redemption......................    22      69     N/A      N/A
International Small Cap
 Class A Shares................................    75     116     N/A      N/A
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    73     107     N/A      N/A
 --Assuming no redemption......................    26      79     N/A      N/A
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    35      79     N/A      N/A
 --Assuming no redemption......................    26      79     N/A      N/A

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Emerging Markets Equity
 Class A Shares................................   $75    $115     N/A      N/A
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    73     107     N/A      N/A
 --Assuming no redemption......................    26      79     N/A      N/A
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    35      79     N/A      N/A
 --Assuming no redemption......................    26      79     N/A      N/A
Asia Growth
 Class A Shares................................    73     110    $150     $260
 Class B Shares
 --Assuming complete redemption at end of
  period.......................................    71     101     145      256
 --Assuming no redemption......................    24      73     126      256
 Class C Shares
 --Assuming complete redemption at end of
  period.......................................    33      73     126      269
 --Assuming no redemption......................    24      73     126      269

  The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Class A, B and C Shares. Each Fund also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, Class B and Class C Shares. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Because of the Distribution and Service Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares of the Funds or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in this Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Class A, Class B or Class C Shares of the Japanese Equity or International Small Cap Funds. Accordingly, there are no financial highlights for these Funds.

                                      INCOME (LOSS) FROM               DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)              SHAREHOLDERS
                           ---------------------------------------- -----------------------
                                                                                 FROM NET
                                       NET REALIZED   NET REALIZED               REALIZED
                                      AND UNREALIZED AND UNREALIZED              GAIN ON
                 NET ASSET            GAIN (LOSS) ON GAIN (LOSS) ON    FROM     INVESTMENT      NET     NET ASSET
                  VALUE,      NET      INVESTMENTS      CURRENCY       NET         AND       DECREASE    VALUE,
                 BEGINNING INVESTMENT  AND FUTURES      RELATED     INVESTMENT   FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ------------ ----------- --------- ---------
                                                                                           CORE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $   --       $0.13          $(0.91)      $   --       --         $(0.78)     $9.22     (7.66)%(d)
1998--Class B
Shares(b).......   10.00      (0.02)       0.13           (0.90)          --       --          (0.79)      9.21     (7.90)(d)
1998--Class C
Shares(b).......   10.00      (0.02)       0.13           (0.89)          --       --          (0.78)      9.22     (7.80)(d)
1998--Institu-
tional
Shares(b).......   10.00       0.02        0.13           (0.89)      (0.02)       --          (0.76)      9.24     (7.45)(d)
1998--Service
Shares(b).......   10.00       0.01        0.13           (0.91)          --       --          (0.77)      9.23     (7.70)(d)
                                                                                RATIOS ASSUMING
                                                                              NO VOLUNTARY WAIVER
                                                                                   OF FEES OR
                                                                              EXPENSE LIMITATIONS
                                                                            --------------------------
                                                               RATIO OF                   RATIO OF
                                         NET      RATIO OF        NET                        NET
                                      ASSETS AT      NET      INVESTMENT     RATIO OF    INVESTMENT
                 PORTFOLIO  AVERAGE     END OF   EXPENSES TO   INCOME TO     EXPENSES   INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD   AVERAGE NET  AVERAGE NET   TO AVERAGE   TO AVERAGE
                   RATE       RATE    IN (000'S)   ASSETS       ASSETS      NET ASSETS   NET ASSETS
                 --------- ---------- ---------- ------------ ------------- ----------- --------------
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   25.16%    $.0069    $ 7,087      1.50%(c)     (0.27)%(c)    4.87%(c)     (3.90)%(c)
1998--Class B
Shares(b).......   25.16      .0069      2,721      2.00(c)      (0.72)(c)     5.12(c)      (3.84)(c)
1998--Class C
Shares(b).......   25.16      .0069      1,608      2.00(c)      (0.73)(c)     5.12(c)      (3.85)(c)
1998--Institu-
tional
Shares(b).......   25.16      .0069     17,719      1.00(c)       0.59(c)      4.12(c)      (2.53)(c)
1998--Service
Shares(b).......   25.16      .0069          1      1.50(c)       0.26(c)      4.62(c)      (2.86)(c)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.

                                         INCOME  FROM                              DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                          SHAREHOLDERS
                           ---------------------------------------- -----------------------------------------------
                                                                                            FROM NET   IN EXCESS OF
                                                          NET                               REALIZED   NET REALIZED
                                                        REALIZED                            GAIN ON      GAIN ON
                                           NET       AND UNREALIZED                        INVESTMENT   INVESTMENT      NET
                 NET ASSET    NET        REALIZED     GAIN (LOSS)              IN EXCESS  AND FOREIGN  AND FOREIGN   INCREASE
                  VALUE,   INVESTMENT AND UNREALIZED  ON CURRENCY    FROM NET    OF NET     CURRENCY     CURRENCY   (DECREASE)
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT   RELATED      RELATED      IN NET
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS TRANSACTIONS ASSET VALUE
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ------------ -----------
                                                                                          INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $19.32     $0.03        $2.99          $(0.95)       $--       $(0.30)     $(0.88)      $(0.36)      $0.53
1998--Class B
Shares..........   19.24     (0.08)        2.96           (0.94)        --        (0.25)      (0.47)       (0.76)       0.46
1998--Class C
Shares(b).......   22.60     (0.04)       (2.03)           0.65         --        (0.38)        --         (1.24)      (3.04)
1998--
Institutional
Shares..........   19.40      0.10         3.09           (0.98)      (0.07)      (0.33)      (0.97)       (0.27)       0.57
1998--Service
Shares..........   19.34      0.02         3.02           (0.96)        --        (0.35)      (0.18)       (1.05)       0.50
-------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.20      0.10         3.51           (1.28)        --          --        (0.21)         --         2.12
1997--Class B
Shares(b).......   18.91     (0.06)        0.94           (0.34)        --          --        (0.21)         --         0.33
1997--
Institutional
Shares(b).......   17.45      0.04         3.39           (1.24)      (0.03)        --        (0.21)         --         1.95
1997--Service
Shares(b).......   17.70     (0.02)        2.95           (1.08)        --          --        (0.21)         --         1.64
-------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.52      0.13         2.58            1.42       (0.58)        --        (0.87)         --         2.68
-------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   18.10      0.06        (3.04)          (0.01)        --          --        (0.59)         --        (3.58)
-------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.35      0.05         4.08           (0.38)        --          --          --           --         3.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18     (0.01)        0.29           (0.11)        --          --          --           --         0.17
                                                                                                    RATIOS ASSUMING
                                                                                                  NO VOLUNTARY WAIVER
                                                                                                       OF FEES OR
                                                                                                  EXPENSE LIMITATIONS
                                                                                                ------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                                                   INVESTMENT                  RATIO
                                                                NET       RATIO      INCOME                   OF NET
                 NET ASSET                                   ASSETS AT   OF NET    (LOSS) TO     RATIO OF   INVESTMENT
                  VALUE,                PORTFOLIO  AVERAGE    END OF   EXPENSES TO  AVERAGE      EXPENSES  INCOME (LOSS)
                  END OF     TOTAL      TURNOVER  COMMISSION  PERIOD     AVERAGE      NET       TO AVERAGE  TO AVERAGE
                  PERIOD   RETURN(A)      RATE     RATE(F)   IN (000S) NET ASSETS    ASSETS     NET ASSETS  NET ASSETS
                 --------- ------------ --------- ---------- --------- ----------- ------------ ---------- -------------
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $19.85     11.12%       40.82%    $.0207   $697.590     1.67%      (.027)%       1.80%       (0.40)%
1998--Class B
Shares..........   19.70     10.51        40.82      .0207     55,324     2.20       (0.90)        2.30        (1.00)
1998--Class C
Shares(b).......   19.56     (5.92)(d)    40.82      .0207      3,369     2.27(c)    (1.43)(c)     2.37(c)     (1.53)(c)
1998--
Institutional
Shares..........   19.97     11.82        40.82      .0207     56,263     1.08        0.30         1.18         0.20
1998--Service
Shares..........   19.84     11.25        40.82      .0207      3,035     1.55       (0.36)        1.65        (0.46)
-------------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   19.32     13.48        38.01      .0318    536,283     1.69       (0.07)        1.88        (0.26)
1997--Class B
Shares(b).......   19.24      2.83 (d)    38.01      .0318     19,198     2.23(c)    (0.97)(c)     2.38(c)     (1.12)(c)
1997--
Institutional
Shares(b).......   19.40     12.53 (d)    38.01      .0318     68,374     1.10(c)     0.43 (c)     1.25(c)      0.28 (c)
1997--Service
Shares(b).......   19.34     10.42 (d)    38.01      .0318        674     1.60(c)    (0.40)(c)     1.75(c)     (0.55)(c)
-------------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   17.20     28.68        68.48        --     330,860     1.52        0.26         1.77         0.01
-------------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   14.52    (16.65)       84.54        --     275,086     1.73        0.40         1.98         0.15
-------------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   18.10     26.13        60.04        --     269,091     1.76        0.51         2.01         0.26
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.35      1.23 (d)     0.00        --      66,063     1.80(c)    (0.42)(c)     2.58(c)     (1.20)(c)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 1, 1992, May 1, 1996, August 15, 1997, February 7, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                          INCOME FROM
                                    INVESTMENT OPERATIONS(E)             DISTRIBUTIONS TO SHAREHOLDERS
                           ------------------------------------------ -----------------------------------
                                                       NET REALIZED                FROM NET
                 NET ASSET             NET REALIZED   AND UNREALIZED             REALIZED GAIN IN EXCESS
                  VALUE,      NET     AND UNREALIZED LOSS ON FOREIGN   FROM NET  ON INVESTMENT   OF NET   NET DECREASE NET ASSET
                 BEGINNING INVESTMENT GAIN (LOSS) ON CURRENCY RELATED INVESTMENT  AND OPTIONS  INVESTMENT    IN NET    VALUE, END
                 OF PERIOD   INCOME    INVESTMENTS     TRANSACTIONS     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  OF PERIOD
                 --------- ---------- -------------- ---------------- ---------- ------------- ---------- ------------ ----------
                                                                                                EMERGING MARKETS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998--Class A
Shares(b).......  $10.00      $--         $(0.11)         $(0.20)        --           --          --         $(0.31)     $9.69
1998--Class B
Shares(b).......   10.00       --          (0.11)          (0.20)        --           --          --          (0.31)      9.69
1998--Class C
Shares(b).......   10.00       --          (0.10)          (0.20)        --           --          --          (0.30)      9.70
1998--Institu-
tional
Shares(b).......   10.00      0.01         (0.11)          (0.20)        --           --          --          (0.30)      9.70
1998--Service
Shares(b).......   10.00       --          (0.11)          (0.20)        --           --          --          (0.31)      9.69
                                                                                              RATIOS ASSUMING
                                                                                            NO VOLUNTARY WAIVER
                                                                                                 OF FEES OR
                                                                                            EXPENSE LIMITATIONS
                                                                                          ---------------------------
                                                                              RATIO OF                 RATIO OF NET
                                                   NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF     INVESTMENT
                              PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO    LOSS TO
                   TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    AVERAGE
                 RETURN(A)      RATE       RATE    (IN 000S)   NET ASSETS    NET ASSETS     ASSETS      NET ASSETS
                 ------------ --------- ---------- ---------- ------------ -------------- ------------ --------------
---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998--Class A
Shares(b).......   (3.10)%(d)   3.35%    $0.0005    $17,681       1.90%(c)      0.55%(c)     5.88%(c)     (3,43)%(c)
1998--Class B
Shares(b).......   (3.10)(d)    3.35      0.0005         64       2.41(c)       0.05(c)      6.39(c)      (3.93)(c)
1998--Class C
Shares(b).......   (3.00)(d)    3.35      0.0005         73       2.48(c)      (0.27)(c)     6.46(c)      (4.25)(c)
1998--Institu-
tional
Shares(b).......   (3.00)(d)    3.35      0.0005     19,120       1.30(c)       0.80(c)      5.28c)       (3.18)(c)
1998--Service
Shares(b).......   (3.10)(d)    3.35      0.0005          2       2.72(c)      (0.05)(c)     6.70(c)      (4.03)(c)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.

                                         INCOME FROM                         DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ---------------------------------------- ----------------------------------
                                                      NET REALIZED
                                                     AND UNREALIZED                         FROM NET      NET
                                                        LOSS ON                             REALIZED    INCREASE   NET
                 NET ASSET    NET      NET REALIZED     FOREIGN                IN EXCESS    GAIN ON    (DECREASE) ASSET
                  VALUE,   INVESTMENT AND UNREALIZED    CURRENCY     FROM NET    OF NET    INVESTMENT    IN NET   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT AND FUTURES    ASSET    END OF
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                     ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $16.31     $  --        $(5.78)        $(2.12)      $   --     $(0.03)     $   --      $(7.93)  $8.38
1998--Class B
Shares..........   16.24      0.01         (5.79)         (2.12)          --      (0.03)         --       (7.93)   8.31
1998--Class C
Shares(b).......   15.73      0.01         (5.43)         (1.99)          --      (0.03)         --       (7.44)   8.29
1998--Institu-
tional Shares...   16.33      0.10         (5.83)         (2.13)       (0.03)        --          --       (7.89)   8.44
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   16.49      0.06         (0.11)            --        (0.12)        --       (0.01)      (0.18)  16.31
1997--Class B
Shares(b).......   17.31     (0.05)        (0.48)            --        (0.51)     (0.03)         --       (1.07)  16.24
1997--Institu-
tional
Shares(b).......   16.61      0.04         (0.11)            --        (0.11)     (0.06)      (0.04)      (0.28)  16.33
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             13.31      0.17          3.44             --        (0.12)     (0.14)      (0.17)       3.18   16.49
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.11         (0.89)            --         0.01         --       (0.10)      (0.87)  13.31
                                                                                     RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER
                                                                                        OF FEES OR
                                                                                   EXPENSE LIMITATIONS
                                                                                  -----------------------
                                                     NET   RATIO OF   RATIO OF
                                                   ASSETS    NET        NET       RATIO OF    RATIO OF
                                                   AT END  EXPENSES  INVESTMENT   EXPENSES       NET
                                                     OF       TO       INCOME        TO      INVESTMENT
                              PORTFOLIO  AVERAGE   PERIOD  AVERAGE   (LOSS) TO    AVERAGE   INCOME (LOSS)
                   TOTAL      TURNOVER  COMMISSION   (IN     NET      AVERAGE       NET      TO AVERAGE
                 RETURN(A)      RATE     RATE(F)    000S)   ASSETS   NET ASSETS    ASSETS    NET ASSETS
                 ------------ --------- ---------- ------- --------- ------------ --------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  (48.49)%     105.16%    $.0070   $87,437   1.75%      0.31%       1.99%        0.07%
1998--Class B
Shares..........  (48.70)      105.16      .0070     3,359   2.30      (0.29)       2.50        (0.49)
1998--Class C
Shares(b).......  (47.17)(d)   105.16      .0070       436   2.35(c)   (0.26)(c)    2.55(c)     (0.46)(c)
1998--Institu-
tional Shares...  (48.19)      105.16      .0070       874   1.11       0.87        1.31         0.67
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   (1.01)       48.40      .0151   263,014   1.67       0.20        1.87         0.00
1997--Class B
Shares(b).......   (6.02)(d)    48.40      .0151     3,354   2.21(c)   (0.56)(c)    2.37(c)     (0.72)(c)
1997--Institu-
tional
Shares(b).......   (1.09)(d)    48.40      .0151    13,322   1.10(c)    0.54 (c)    1.26(c)      0.38 (c)
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             26.49        88.80         --   205,539   1.77       1.05        2.02         0.80
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   (5.46)(d)    36.08         --   124,298   1.90(c)    1.83(c)     2.38(c)      1.35(c)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C and Institutional share activity commenced on July 8, 1994, May 1, 1996, August 15, 1997 and February 2, 1996,
    respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. In particular, each Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund's net currency positions may expose it to risks independent of its securities positions. There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, bonds with attached warrants, equity-related transferable securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified. Other investment practices and management techniques, which involve certain risks, are described below under "Description of Securities," "Risk Factors" and "Investment Techniques."

  Actively Managed Funds. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  Quantitative Style Fund. The CORE International Equity Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE International Equity Fund's investment process. This investment process and the proprietary multifactor models used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of foreign equity securities for the CORE International Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. The Investment Adviser may rely on research from both the Goldman Sachs Global Investment Research Department (the "Research Department") and other industry sources.

  In building a diversified portfolio for the CORE International Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. The Fund's portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the Fund's benchmark.

  Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE International Equity Fund seeks to capitalize on the strengths of each discipline.

 CORE INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Fund."

  Other. The Fund may invest only in fixed-income securities that are considered to be cash equivalents.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other. Up to 35% of the Fund's total assets may be invested in fixed-income securities.

 JAPANESE EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets as described under "Risk Factors--Special Risks of Investment in the Japanese Markets."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities.

 INTERNATIONAL SMALL CAP FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging
Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries;
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. Under normal circumstances, the Fund maintains investments in at least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand, as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the Investment Adviser's views of the relative attractiveness of the Asian markets and particular issuers. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.


                           DESCRIPTION OF SECURITIES

  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund will invest in the securities of foreign issuers. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  Each Fund may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of International Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  Each Fund may invest in fixed-income securities, including U.S. Government securities, corporate debt obligations, obligations issued by U.S. or foreign banks (including without limitation, time deposits, bankers' acceptances and certificates of deposit), mortgage-backed securities (including stripped mortgage-backed securities) and asset-backed securities.

  Investments in fixed-income securities may include obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Fixed-income investments may also include investments in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  Each Fund (other than the CORE International Equity Fund, which only invests in debt instruments that are cash equivalents) may invest up to 35% of its total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, each Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, each Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities, foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain stripped mortgage-backed securities, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Each Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE International Equity Fund) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE International Equity Fund and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps; (iii) other investment companies including World Equity Benchmark Shares and Standard & Poor's Depository Receipts; (iv) unseasoned companies; and (v) custodial receipts.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. For more information, see the Additional Statement.

                                 RISK FACTORS

  RISKS OF INVESTING IN EQUITY SECURITIES. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, certain foreign stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, less institutional investor interest and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--Foreign Investments." The International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such Countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many

Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their financial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the assets of the Asia Growth Fund were invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

  Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  SPECIAL RISKS OF INVESTMENTS IN THE JAPANESE MARKETS. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. Accordingly, the Japanese Equity Fund's performance will be closely tied to economic and market conditions in Japan, and may be more volatile than more geographically diversified funds. Changes in regulatory, as well as tax or economic, policy in Japan could significantly affect the Japanese securities markets and, therefore, the Japanese Equity Fund's performance.

  Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pressures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objective.

  Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry continued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

  The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

  During the recent past, the average stock market prices of Japanese companies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed- income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding Shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the historical portfolio turnover rate of each Fund (other than the Japanese Equity and International Small Cap Funds). It is anticipated that the annual portfolio turnover rates of the Japanese Equity and International Small Cap Funds will generally not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza,
New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE International Equity Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS

                                                              YEARS
                                                              PRIMARILY
           NAME AND TITLE          FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
           --------------          -------------------        ----------- ----------------------------
  Anna G. Antici                   Portfolio Manager--           Since      Ms. Antici joined the
   Vice President                  Emerging Markets              1998       Investment Adviser in
                                                                            1997. From 1994 to 1997,
                                                                            she was a Vice President
                                                                            for HSBC Asset
                                                                            Management, where she
                                                                            was a portfolio manager
                                                                            for emerging markets and
                                                                            head of the Latin
                                                                            American Department. In
                                                                            1993, she was a senior
                                                                            research analyst for
                                                                            Baring Securities.
------------------------------------------------------------------------------------------------------
  Robert A. Beckwitt               Senior Portfolio Manager--    Since      Mr. Beckwitt joined the
   Vice President and              Emerging Markets Equity       1997       Investment Adviser in
   Co-Head Emerging Market                                                  1996. From 1986 to 1996,
   Equities                                                                 he was Chief Investment
                                                                            Strategist-Portfolio
                                                                            Adviser to high net
                                                                            worth investors at
                                                                            Fidelity Investments.

                                                  YEARS
                                                  PRIMARILY
     NAME AND TITLE    FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
     --------------    -------------------        ----------- ----------------------------
  Guy P. de C. Bennett Portfolio Manager--           Since      Mr. Bennett joined the
   Vice President      International Equity          1997       Investment Adviser in
                       Senior Portfolio Manager--               1996 and is also co-head
                       Japanese Equity               1998       of GSAM's Japanese
                                                                Equity Group in Tokyo.
                                                                From 1984 to 1996, he
                                                                was a portfolio manager
                                                                and an Executive
                                                                Director at CIN
                                                                Management.
------------------------------------------------------------------------------------------
  Melissa Brown        Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President      CORE International Equity     1998       Investment Adviser in
                                                                1998. From 1984 to 1998,
                                                                she was the director of
                                                                Quantitative Equity
                                                                Research and served on
                                                                the Investment Policy
                                                                Committee at Prudential
                                                                Securities.
------------------------------------------------------------------------------------------
  Mark M. Carhart      Senior Portfolio Manager--    Since      Mr. Carhart joined the
   Vice President      CORE International Equity     1998       Investment Adviser in
                                                                1997, as a member of the
                                                                Quantative Research and
                                                                Risk Management team.
                                                                From August 1995 to
                                                                September 1997, he was
                                                                Assistant Professor of
                                                                Finance at the Marshall
                                                                School of Business at
                                                                USC and a Senior Fellow
                                                                of the Wharton Financial
                                                                Institutions Center.
------------------------------------------------------------------------------------------
  Kent A. Clark        Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President      CORE International Equity     1997       Investment Adviser in
                                                                1992.
------------------------------------------------------------------------------------------
  Ivor H. Farman       Portfolio Manager--           Since      Mr. Farman joined the
   Executive Director  International Equity          1996       Investment Adviser in
                                                                1996. From 1995 to 1996,
                                                                he was responsible for
                                                                originating and
                                                                marketing French equity
                                                                ideas at Exane in Paris.
                                                                From 1994 to 1995 he was
                                                                engaged in French equity
                                                                research and marketing
                                                                at Banque Nationale de
                                                                Paris and Schroders in
                                                                London.
------------------------------------------------------------------------------------------
  Paul Greener         Portfolio Manager--           Since      Mr. Greener joined the
   Associate           CORE International Equity     1998       Investment Adviser in
                                                                1996 as a member of the
                                                                U.K. and European Equity
                                                                Team responsible for
                                                                European general
                                                                retailers, business
                                                                services and technology
                                                                sectors. Prior to
                                                                joining GSAM, he was an
                                                                equity analyst for two
                                                                years at CIN Management.
------------------------------------------------------------------------------------------
  James P. Hordern     Portfolio Manager--           Since      Mr. Hordern joined the
   Executive Director  International Small Cap       1998       Investment Adviser in
                                                                1997. From 1991 to 1997,
                                                                he was an Assistant
                                                                Director and portfolio
                                                                manager at Mercury Asset
                                                                Management on the
                                                                European Specialist
                                                                Team.
------------------------------------------------------------------------------------------
  Raymond J. Iwanowski Portfolio Manager--           Since      Mr. Iwanowski joined the
   Vice President      CORE International Equity     1988       Investment Adviser in
                                                                1998. Prior to joining
                                                                the Investment Adviser,
                                                                he spent three years at
                                                                Salomon Brothers, where
                                                                he was a Vice President
                                                                and head of the Fixed
                                                                Derivatives Client
                                                                Research group.
------------------------------------------------------------------------------------------
  Robert C. Jones      Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director   CORE International Equity     1997       Investment Adviser in
                                                                1989. From 1987 to 1989,
                                                                he was the senior
                                                                quantitative analyst in
                                                                the Goldman, Sachs & Co.
                                                                Investment Research
                                                                Department.
------------------------------------------------------------------------------------------
  Shigeka Kouda        Portfolio Manager--           Since      Mr. Kouda joined the
   Vice President      Japanese Equity               1998       Investment Adviser in
                                                                1997. From 1992 to 1997,
                                                                he was at the Fixed
                                                                Income Division of
                                                                Goldman Sachs (Japan)
                                                                Limited, where he was
                                                                extensively involved in
                                                                emerging markets trading
                                                                as well as International
                                                                Fixed Income
                                                                institutional sales.

                                                     YEARS
                                                     PRIMARILY
      NAME AND TITLE      FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
      --------------      -------------------        ----------- ----------------------------
  Ralf Laier              Portfolio Manager--           Since      Mr. Laier joined the
   Vice President         Emerging Markets              1998       Investment Adviser in
                                                                   1997 and is a portfolio
                                                                   manager with a focus on
                                                                   Central/Eastern European
                                                                   (CEE) and the
                                                                   Commonwealth of
                                                                   Independent States
                                                                   (CIS). Prior to joining
                                                                   the Investment Adviser,
                                                                   from 1995 to 1997, he
                                                                   was Vice President of
                                                                   Soros Global Research,
                                                                   where he analyzed
                                                                   investment opportunities
                                                                   in CEE/CIS. From 1994 to
                                                                   1995, he achieved a
                                                                   Ph.D. from the Academy
                                                                   of Economics in Pozan,
                                                                   Poland, and from 1992 to
                                                                   1994 he worked for the
                                                                   Polish Ministry of
                                                                   Privatization as a
                                                                   Project Director
                                                                   developing privatization
                                                                   strategies for several
                                                                   industry sectors.
---------------------------------------------------------------------------------------------
  Alice Lui               Portfolio Manager--           Since      Ms. Lui joined the
   Vice President         Asia Growth                   1994       Investment Adviser
                                                                   in 1990. Prior to 1990,
                                                                   she was a management
                                                                   consultant with Andersen
                                                                   Consulting in Hong Kong.
---------------------------------------------------------------------------------------------
  Shogo Maeda             Portfolio Manager--           Since      Mr. Maeda joined the
   Managing Director      International Equity          1994       Investment Adviser in
                          International Small Cap       1998       1994. From 1987 to 1994,
                          Senior Portfolio Manager--               he worked at Nomura
                          Japanese Equity               1998       Investment Management
                                                                   Incorporated as a Senior
                                                                   Portfolio Manager.
---------------------------------------------------------------------------------------------
  Warwick M. Negus        Senior Portfolio Manager--    Since      Mr. Negus joined the
   Managing Director and  Asia Growth                   1994       Investment Adviser in
   Co-Head Emerging       Portfolio Manager--                      1994. From 1987 to 1994,
   Market                 International Equity          1994       he was a Vice President
   Equities               Emerging Markets Equity       1997       of Bankers Trust
                          International Small Cap       1998       Australia Ltd where he
                                                                   was the Chief Investment
                                                                   Officer of their
                                                                   Southeast Asian
                                                                   investment team. He is
                                                                   also a member of Goldman
                                                                   Sachs Asset Management's
                                                                   global asset allocation
                                                                   committee.
---------------------------------------------------------------------------------------------
  Susan Noble             Senior Portfolio Manager--    Since      Ms. Noble joined the
   Executive Director     International Equity          1998       Investment Adviser in
                                                                   October 1997 as Senior
                                                                   Portfolio Manager and
                                                                   head of the European
                                                                   Equity team. From 1986
                                                                   to 1997, she worked at
                                                                   Fleming Investment
                                                                   Management in London,
                                                                   where she most recently
                                                                   was Portfolio Management
                                                                   Director for the
                                                                   European equity
                                                                   investment strategy and
                                                                   process.
---------------------------------------------------------------------------------------------
  Ebru Ozsezgin           Portfolio Manager--           Since      Ms. Ozsezgin joined the
   Vice President         Emerging Markets              1998       Investment Adviser in
                                                                   1997 and is a portfolio
                                                                   manager with a focus on
                                                                   the Mediterranean and
                                                                   Middle East region. From
                                                                   1996 to 1997, she was a
                                                                   portfolio manager at
                                                                   Foreign & Colonial,
                                                                   responsible for Middle
                                                                   East investments. From
                                                                   1994 to 1996, she was a
                                                                   fund manager with
                                                                   Framlington Investment
                                                                   Management. From 1990 to
                                                                   1994, she was a manager
                                                                   at Global Securities
                                                                   Ltd.
---------------------------------------------------------------------------------------------
  Victor H. Pinter        Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President         CORE International Equity     1997       Investment Adviser in
                                                                   1990. From 1985 to 1990,
                                                                   he was a project manager
                                                                   in the Information
                                                                   Technology Division of
                                                                   the Investment Adviser.
---------------------------------------------------------------------------------------------
  Ramakrishna Shankar     Portfolio Manager--           Since      Mr. Shankar joined the
   Vice President         Asia Growth                   1997       Investment Adviser in
                          Emerging Markets Equity       1998       1997. From July 1996 to
                                                                   1997, he worked for
                                                                   Goldman, Sachs & Co. in
                                                                   Singapore as a strategic
                                                                   advisor for transactions
                                                                   involving infrastructure
                                                                   industries in Asia. From
                                                                   1988 to 1996, he worked
                                                                   for Goldman, Sachs & Co.
                                                                   as an investment banker
                                                                   in the Investment
                                                                   Banking Division.

                                       YEARS
                                       PRIMARILY
   NAME AND TITLE  FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
   --------------  ------------------- ----------- ----------------------------
  Miyako Shibamoto Portfolio Manager--    Since      Ms. Shibamoto joined the
   Vice President  Japanese Equity        1998       Japanese Equity team in
                                                     March 1998. From 1993 to
                                                     1998 she was a Vice
                                                     President at Scudder
                                                     Stevens and Clark
                                                     (Japan).
-------------------------------------------------------------------------------
  Andrew Shrimpton Portfolio Manager--    Since      Mr. Shrimpton joined the
   Vice President  Emerging Markets       1998       Investment Adviser in
                                                     1996, and is a portfolio
                                                     manager with a focus on
                                                     Africa as well as the
                                                     financial industry in
                                                     the EMEA region. Prior
                                                     to joining the
                                                     Investment Adviser,
                                                     since 1985, he was a UK
                                                     equity analyst and
                                                     portfolio manager for
                                                     CIN Management, where he
                                                     initiated CIN
                                                     Managaement's first
                                                     investments in Latin
                                                     America.
-------------------------------------------------------------------------------
  Robert Stewart   Portfolio Manager--    Since      Mr. Stewart joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1994 to 1996,
                                                     he was at CIN Management
                                                     as a portfolio manager
                                                     managing Japanese
                                                     equities.
-------------------------------------------------------------------------------
  Takeya Suzuki    Portfolio Manager--    Since      Mr. Suzuki joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1990 to 1996,
                                                     he was a Japanese equity
                                                     portfolio manager at
                                                     Nomura Investment
                                                     Management where he
                                                     actively managed assets
                                                     for U.S. pension funds.


  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
     CORE International Equity.................    0.85%            0.75%
     GSAMI
     International Equity......................    1.00%            0.90%
     Japanese Equity...........................    1.00%             N/A
     International Small Cap...................    1.20%             N/A
     Emerging Markets Equity...................    1.20%            1.10%
     Asia Growth...............................    1.00%            0.86%

--------
*All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds will equal 0.85%, 1.00%, 1.20% and 1.00%, respectively.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.12%, 0.10%, 0.01%, 0.16%, 0.15% and 0.16% per annum of the average daily net assets of the CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for Shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to a fee with respect to each Fund's Class A, Class B and Class C Shares equal, on an annual basis, to 0.19% of the average daily net assets. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation: the fees payable to the Investment Adviser; distribution and service fees; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Fund's Shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.

                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A, Class B and Class C Shares, as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which Class of Shares you wish to purchase, the Funds will assume that your instructions apply to Class A Shares.

  CLASS A SHARES. If you invest less than $1 million in Class A Shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A Shares of a Fund, no sales charge will be imposed at the time of purchase, but you may incur a deferred sales charge equal to 1.00% if you redeem your Shares within 18 months of purchase. Class A Shares are subject to distribution and service fees of 0.50% per annum of each Fund's average daily net assets attributable to Class A Shares.

  CLASS B SHARES. Class B Shares are sold without an initial sales charge, but are subject to a CDSC of up to 5% if redeemed within six years of purchase. Class B Shares are subject to distribution and service fees of 1.00% per annum of each Fund's average daily net assets attributable to Class B Shares. See "Distribution and Service Plans." Class B Shares will automatically convert to Class A Shares, based on their relative NAVs, eight years after the initial purchase. Your entire investment in Class B Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares.

  CLASS C SHARES. Class C Shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C Shares are subject to distribution and service fees of 1.00% per annum of each Fund's average daily net assets attributable to Class C Shares. See "Distribution and Service Plans." Class C Shares have no conversion feature, and accordingly, an investor that purchases Class C Shares will be subject to the distribution and service fee imposed on Class C Shares for an indefinite period, subject to annual approval by the Fund's Board of Trustees and certain regulatory limitations. Your entire investment in Class C Shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A Shares (or Class B Shares after conversion to Class A Shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years, you might consider purchasing Class B Shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C Shares. There is no size limit on the purchase of Class A Shares. A maximum purchase limitation of $250,000 and

$1,000,000 in the aggregate normally applies to purchases of Class B Shares and Class C Shares, respectively. Although Class C Shares are subject to a CDSC for only 12 months and at a lower rate than Class B Shares, Class C Shares do not have the conversion feature applicable to Class B Shares, making them subject to higher distribution and service fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

HOW TO BUY SHARES OF THE FUNDS--CLASS A, CLASS B AND CLASS C SHARES

  You may purchase Shares of the Funds through any Authorized Dealer
(including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the NAV next determined after receipt of an order as described below under "Other Purchase Information," plus, in the case of Class A Shares, any applicable sales charge. Currently, each Fund's NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 4:00 p.m. New York time).

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with tax-sheltered retirement plans, Individual Retirement Account Plans (excluding SIMPLE IRAs and Education IRAs) or accounts established under the Uniform Gift to Minors Act ("UGMA"), and an initial investment minimum of $200 applies to purchases in connection with 403(b) plans. The minimum initial investment for purchases in connection with SIMPLE and Education IRAs, as well as purchases through the Automatic Investment Plan, is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of Shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of Shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer; or (ii) to Goldman Sachs International Equity Funds--(Name of Fund and Class of Shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem Shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give 60 days' prior written notice to shareholders whose Shares are being redeemed to allow them to purchase sufficient additional Shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which Shares are offered and the sales charge rates applicable to future purchases of Shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A Shares of each Fund is the next determined NAV per Share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of Shares as shown in the following table:

                                                                 SALES CHARGE   MAXIMUM DEALER
                                                 SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE                         PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
 INCLUDING SALES CHARGE, IF ANY)(                OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------                 --------------- ------------- -----------------
 Less than $50,000..............................      5.50%          5.82%           5.00%
 $50,000 up to (but less than) $100,000.........      4.75           4.99            4.00
 $100,000 up to (but less than) $250,000........      3.75           3.90            3.00
 $250,000 up to (but less than) $500,000........      2.75           2.83            2.25
 $500,000 up to (but less than) $1 million......      2.00           2.04            1.75
 $1 million or more.............................      0.00*          0.00*            **

--------
  * No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of Shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for plans investing in the Funds which satisfy the criteria set forth in (h) below or "wrap" accounts purchasing $1 million or more which satisfy the criteria set forth in (i) below. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the Shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC, as described below, of 1.00% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge, but if the Shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the Shares were exchanged into and remained invested in an ILA Portfolio (the "CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A Shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividend or capital gains distributions which have been reinvested in additional Class A Shares. Upon redemption of shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed. In determining whether a CDSC applies to a redemption, it will be assumed that the redemption is first made from any Class A Shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A Shares of the Funds may be sold at NAV without payment of any sales charge to: (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of Shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buys Shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan; (i) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (j) registered investment advisers investing for accounts for which they receive asset-based fees; (k) accounts over which GSAM or its advisory affiliates have investment discretion; and (l) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing Shares of the Funds at NAV without payment of any initial sales charge may be charged a fee if they effect transactions in Shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in Shares of each Fund at NAV, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (Shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See the Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A Shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B Shares of a Fund at the next determined NAV without the imposition of an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including Shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B Shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B Shares, the Funds will first redeem shares not subject to any CDSC, and then Shares held longest during the applicable period.

                                                                 CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE                                                    DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.

  Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B Shares of a Fund acquired by exchange from Class B Shares of another Goldman Sachs Fund will convert into Class A Shares of such Fund based on the date of the initial purchase. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase of the Shares on which the distribution was paid. The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

OFFERING PRICE--CLASS C SHARES

  Investors may purchase Class C Shares of a Fund at the next determined NAV without the imposition of an initial sales charge. However, if Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including Shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of Shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the Shares actually redeemed.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C Shares, the Funds will first redeem Shares held for longer than 12 months, and then Shares held for the longest period during the 12 month period. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1.00% of the amount invested is paid by the Distributor to Authorized Dealers.

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A, CLASS B AND CLASS C SHARES

  A shareholder who redeems Class A or Class B Shares of a Fund may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional Share to round off the purchase to the nearest full Share) in Class A Shares of the same Fund or any other Goldman Sachs Fund. A shareholder who redeems Class C Shares of a Fund may reinvest at NAV any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional Share to round off the purchase to the nearest full Share) in Class C Shares of the same Fund or any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least 30 days before the redemption and that the reinvestment is effected within 90 days after such redemption. If you redeemed Class A or Class C Shares, paid a CDSC upon a redemption and reinvest in Class A or Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested Shares will continue to be subject to a CDSC. In this case, the holding period of the Class A or Class C Shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed Shares. If you redeemed Class B Shares and paid a CDSC upon redemption, you are permitted to reinvest the redemption proceeds in Class A Shares at NAV as described above, but the amount of the CDSC paid upon redemption will not be credited to your account.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within 90 days after the original purchase of Class A Shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A Shares received in the reinvestment. To the extent that any loss is realized and Shares of the same Fund are purchased within 30 days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B Shares, Class C Shares and Class A Shares that are subject to a CDSC may be waived or reduced if the redemption relates to: (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in Section 72(m)(7) of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan;
(d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in
Section 72(t)(2) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being distributed from a Plan;
(i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C Shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and Class C Shares and 10% of the value of your Class A Shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in Shares of the same Class or an equivalent class of other Goldman Sachs Funds or ILA Portfolios. See "Fund Highlights." A shareholder may also elect to exchange automatically a specified dollar amount of Shares of a Fund for Shares of the same Class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at NAV and will not be subject to any initial sales charge or CDSC as a result of the cross-reinvestment or exchange, but Shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the 15th day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000; and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired Fund Shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds offer their Shares for purchase by retirement plans, including traditional and Roth IRAs for individuals and their spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for Shares of the same Class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The Shares of these other funds acquired by an exchange may later be exchanged for Shares of the same Class (or an equivalent Class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for Shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' notice to shareholders and is subject to certain limitations.

  An exchange of Shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the Shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder has owned Shares will be measured from the date the shareholder acquired the original Shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and Class of Shares and either writing to Goldman Sachs, Attention: Goldman Sachs International Equity Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (7:00 a.m. to 3:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Shares received in the exchange. If such redemption occurs within 90 days after the purchase of such Shares, to the extent a sales charge that would otherwise apply to the Shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A Shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the Shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information contact Goldman Sachs at the number set forth on the back of the Prospectus.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the Shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries may be authorized to accept, on the Trust's behalf, purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share (adjusted for any applicable sales charge) next determined after such acceptance. Otherwise, a Fund or Goldman Sachs must receive an order in proper form before it is effective. Authorized Dealers and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Customers should contact their Authorized Dealers or intermediaries to learn whether they are authorized to accept orders for the Trust.

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund Shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If Shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange Shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Shares of the Funds and other Goldman Sachs Funds (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time their customers' assets have remained in a Fund) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Authorized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


                        DISTRIBUTION AND SERVICE PLANS

  The Trust has adopted distribution and service plans on behalf of the Funds' Class A, Class B and Class C Shares (each a "Plan"). Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

  Goldman Sachs may use this distribution fee for its expenses of distributing Class A, Class B and Class C Shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Plans include: compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives; commissions paid to Authorized Dealers; allocable overhead; telephone and travel expenses; interest expenses and other costs associated with the financing of such compensation and expenses; the printing of prospectuses for prospective shareholders; preparation and distribution of sales literature and advertising of any type; and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares. The aggregate compensation that may be received under the Plans for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules. Payments for distribution services are also subject to the requirements of Rule 12b-1 under the Act.

  Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquires of, and furnishing assistance to, shareholders regarding ownership of their Shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. The Plans will be reviewed and are subject to approval annually by the Trustees.

  In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission, and the 0.25% ongoing service fee, to Authorized Dealers after the Shares have been held for one year. All of these fees are paid by Goldman Sachs on a quarterly basis.

                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its Shares upon request of a shareholder on any Business Day at the NAV next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will normally be mailed by check to a shareholder within three Business Days of receipt of a properly executed request. If the Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Shares. This may take up to 15 days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of Shares for amounts up to $50,000 within any seven calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of Shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total of one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in Shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See the Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding Shares will, at the election of each shareholder, be paid in (i) cash; (ii) additional Shares of the same Class of the Fund or (iii) Shares of the same or an equivalent class of other Goldman Sachs Funds or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Shares or units of the Fund or another Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. Each Fund will pay dividends at least annually. Each Fund will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund, a portion of the NAV per Share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). The NAV per Share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Each Fund's total return will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return calculations with respect to each Class of Shares for the same period will differ. The investment performance of the Class A, Class B and Class C Shares will be affected by the payment of a sales charge, distribution and service fees and other Class specific expenses. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. Each Fund (except the Japanese Equity, International Small Cap and CORE International Equity Funds) was formerly a series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and was reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such Class. All Shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their Shares.

  As of April 3, 1998, Goldman Sachs CORE International Equity Omnibus A/C-Growth and Income Strategy, 4900 Sears Tower, Chicago, IL 60606 was recordholder of 29.1% of CORE International Equity Fund's outstanding Shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The Japanese Equity and International Small Cap Funds intend to elect and each other Fund has elected to be treated as a regulated investment company, and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed as long-term capital gains, regardless of the length of time a shareholder has held Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds may elect to pass such foreign taxes through to their shareholders, who would then take such taxes into account on their own tax returns. Alternatively, the Funds may simply deduct such taxes in determining the amounts available for distribution to shareholders. Generally, the Funds have taken the latter approach and anticipate that they may continue to do so.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional Shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time Shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of Shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of Shares registered in the investor's name. All income dividends and capital gains distributions on escrowed Shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed Shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his or her attorney to surrender for redemption any or all escrowed Shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed Shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384

EQINTLPROABC
501413
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
INTERNATIONAL

EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

CLASS A, B AND C SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS          GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
May 1, 1998, as revised          SERVICE SHARES
September 1, 1998

                                    GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
GOLDMAN SACHS CORE INTERNATIONAL      Seeks long-term capital appreciation
EQUITY FUND                           through investments in equity securities
 Seeks long term growth of cap-       of companies with public stock market
 ital through a broadly diver-        capitalizations of $1 billion or less at
 sified portfolio of equity se-       the time of investment that are orga-
 curities of large cap compa-         nized outside the U.S. or whose securi-
 nies that are organized out-         ties are principally traded outside the
 side the U.S. or whose securi-       U.S.
 ties are principally traded
 outside the U.S.                   GOLDMAN SACHS EMERGING MARKETS
                                    EQUITY FUND
GOLDMAN SACHS INTERNATIONAL           Seeks long-term capital appreciation
EQUITY FUND                           through investments in equity securities
 Seeks long-term capital appre-       of emerging country issuers.
 ciation through investments in
 equity securities of companies     GOLDMAN SACHS ASIA GROWTH FUND
 that are organized outside the       Seeks long-term capital appreciation
 U.S. or whose securities are         through investments in equity securities
 principally traded outside the       of companies related (in the manner de-
 U.S.                                 scribed herein) to Asian countries.

GOLDMAN SACHS JAPANESE EQUITY
FUND
 Seeks long-term capital appre-
 ciation through investments in
 equity securities of Japanese
 companies.

                                 -------------

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to each other Fund. GSAM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS, INCLUDING RISKS RELATING TO CHANGES IN RELATIVE CURRENCY EXCHANGE RATES OR (AS IN THE CASE OF THE EXPECTED INTRODUCTION OF THE EURO) THE CREATION OF NEW CURRENCIES. THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE CORE INTERNATIONAL EQUITY FUND CAN INVEST A PORTION OF ITS ASSETS AND THE INTERNATIONAL SMALL CAP, INTERNATIONAL EQUITY, EMERGING MARKETS AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT, ARE LESS LIQUID, ARE ESPECIALLY SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THESE INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. THE JAPANESE EQUITY AND ASIA GROWTH FUNDS WILL BE PARTICULARLY SUBJECT TO EVENTS AFFECTING THE MARKETS IN WHICH THESE FUNDS CONCENTRATE THEIR INVESTMENTS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    6
Financial Highlights...............    8
Investment Objectives and Policies.   12
Description of Securities..........   17
Investment Techniques..............   21
Risk Factors.......................   24
Investment Restrictions............   28
Portfolio Turnover.................   28
Management.........................   28
Expenses...........................   34
Net Asset Value....................   34

                               PAGE
                               ----
Performance Information.......  34
Shares of the Trust...........  35
Taxation......................  36
Additional Information........  37
Additional Services...........  38
Reports to Shareholders.......  38
Dividends.....................  39
Purchase of Service Shares....  39
Exchange Privilege............  41
Redemption of Service Shares..  41
Appendix...................... A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

                   INVESTMENT
 FUND NAME         OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
--------------  ----------------  ---------------------------------------  ----------------
 CORE           Long-term growth  At least 90% of total assets in equity   EAFE Index
 INTERNATIONAL  of capital.       securities of companies organized        (unhedged)
 EQUITY FUND                      outside the United States or whose
                                  securities are principally traded
                                  outside the United States. The Fund
                                  seeks broad representation of large cap
                                  issuers across major countries and
                                  sectors of the international economy.
                                  The Fund's investments are selected
                                  using both a variety of quantitative
                                  techniques and fundamental research in
                                  seeking to maximize the Fund's expected
                                  return, while maintaining risk, style,
                                  capitalization and industry
                                  characteristics similar to the unhedged
                                  Morgan Stanley Capital International
                                  (MSCI) Europe, Australasia and Far East
                                  Index (the "EAFE Index"). The Fund may
                                  employ certain currency management
                                  techniques.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term         Substantially all, and at least 65%, of  FT/Actuaries
 EQUITY FUND    capital           total assets in equity securities        Europe and
                appreciation.     of companies organized outside           Pacific Index
                                  the United States or whose securities    (unhedged)
                                  are principally traded outside the
                                  United States. The Fund may employ
                                  currency management techniques.
-------------------------------------------------------------------------------------------
 JAPANESE       Long-term         Substantially all, and at least 65%, of  Tokyo Price
 EQUITY FUND    capital           total assets in equity securities of     Index ("TOPIX")
                appreciation.     Japanese companies. The Fund may employ
                                  currency management techniques.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 SMALL CAP      capital           total assets in equity securities of     Capital
 FUND           appreciation.     companies with public stock market       International
                                  capitalizations of $1 billion or less    EAFE Small Cap
                                  at the time of investment that are       Index
                                  organized outside the United States or
                                  whose securities are principally traded
                                  outside the United States. The Fund may
                                  employ currency management techniques.


                                                                     (continued)

--------------------------------------------------------------------------------

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
------------ ----------------  ---------------------------------------  ----------------
 EMERGING    Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 MARKETS     capital           its total assets in equity securities    Capital
 EQUITY FUND appreciation.     of emerging country issuers. The Fund    International
                               may employ certain currency management   Emerging Markets
                               techniques.                              Free Index
----------------------------------------------------------------------------------------
 ASIA GROWTH Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 FUND        capital           total assets in equity securities        Capital
             appreciation.     of companies in China, Hong              International
                               Kong, India, Indonesia, Malaysia,        All Country Asia
                               Pakistan, the Philippines, Singapore,    Free ex-Japan
                               South Korea, Sri Lanka, Taiwan,          Index
                               Thailand and other Asian countries.
                               The Fund may employ certain currency
                               management techniques.


 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates (or, as in the case of the expected introduction of the euro next year, the creation of new currencies), political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan. In addition, because the Funds invest primarily outside the United States, they may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of Emerging Countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Risks of Investing in Japanese Markets. The Japanese Equity Fund will concentrate in Japanese securities and, therefore, will be particularly subject to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to each other Fund. As of

July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's Shares (the
"Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased at the current net asset value ("NAV") without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


   INVESTMENT INCOME DIVIDENDS                                   CAPITAL GAINS
        DECLARED AND PAID                                        DISTRIBUTIONS
   ---------------------------                                   -------------
            Annually                                               Annually

  Recordholders of Service Shares may receive dividends and distributions in additional Service Shares of the Fund in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

                                  CORE                  INT'L  EMERGING
                                 INT'L  INT'L  JAPANESE SMALL  MARKETS   ASIA
                                 EQUITY EQUITY  EQUITY   CAP    EQUITY  GROWTH
                                  FUND   FUND    FUND   FUND     FUND   FUND/5/
                                 ------ ------ -------- -----  -------- -------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases.................   None   None    None   None     None    None
 Maximum Sales Charge Imposed
  on Reinvested Dividends......   None   None    None   None     None    None
 Redemption Fees...............   None   None    None   None     None    None
 Exchange Fees.................   None   None    None   None     None    None
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average
 daily net assets)/1/
 Management Fees...............   0.85%  1.00%   1.00%  1.20%    1.20%   1.00%
 Service Fees/2/...............   0.50%  0.50%   0.50%  0.50%    0.50%   0.50%
 Other Expenses (after applica-
  ble limitations)/3/..........   0.16%  0.14%   0.05%  0.20%    0.19%   0.20%
                                  ----   ----    ----   ----     ----    ----
TOTAL FUND OPERATING EXPENSES
 (AFTER EXPENSE
 LIMITATIONS)/4/...............   1.51%  1.64%   1.55%  1.90%    1.89%   1.70%
                                  ====   ====    ====   ====     ====    ====

---------------------
/1/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/ Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts.
/3/The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, service fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Funds' Service Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                               OTHER
                                                              EXPENSES
                                                              --------
      CORE International Equity..............................  0.12%
      International Equity...................................  0.10%
      Japanese Equity........................................  0.01%
      International Small Cap................................  0.16%
      Emerging Markets Equity................................  0.15%
      Asia Growth............................................  0.16%

/4/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Service Shares of the Funds would be as set forth below:
                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE International Equity..............................  0.44%     1.79%
      International Equity...................................  0.22%     1.72%
      Japanese Equity........................................  2.07%     3.57%
      International Small Cap................................  3.35%     5.05%
      Emerging Markets Equity................................  0.50%     2.20%
      Asia Growth............................................  0.35%     1.85%

/5/ Service Shares had not commenced operations as of the date of this Prospectus.

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a
 hypothetical $1,000 investment, assuming (1)
 a 5% annual return and (2) redemption at the
 end of each time period:
CORE International Equity.....................  $15     $48    $ 82     $180
International Equity..........................   17      52      89      194
Japanese Equity...............................   16      49     N/A      N/A
International Small Cap.......................   19      60     N/A      N/A
Emerging Markets Equity.......................   19      59     N/A      N/A
Asia Growth...................................   17      54      92      201

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  In addition to the compensation itemized above, certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Service Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Shares of the Japanese Equity and International Small Cap Funds. Accordingly, there are no financial highlights for these Funds.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                      INCOME (LOSS) FROM               DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)              SHAREHOLDERS
                           ---------------------------------------- -----------------------
                                                                                 FROM NET
                                       NET REALIZED   NET REALIZED               REALIZED
                                      AND UNREALIZED AND UNREALIZED              GAIN ON
                 NET ASSET            GAIN (LOSS) ON GAIN (LOSS) ON    FROM     INVESTMENT      NET     NET ASSET
                  VALUE,      NET      INVESTMENTS      CURRENCY       NET         AND       DECREASE    VALUE,
                 BEGINNING INVESTMENT  AND FUTURES      RELATED     INVESTMENT   FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ------------ ----------- --------- ---------
                                                                                           CORE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $   --       $0.13          $(0.91)      $   --       --         $(0.78)     $9.22     (7.66)%(d)
1998--Class B
Shares(b).......   10.00      (0.02)       0.13           (0.90)          --       --          (0.79)      9.21     (7.90)(d)
1998--Class C
Shares(b).......   10.00      (0.02)       0.13           (0.89)          --       --          (0.78)      9.22     (7.80)(d)
1998--Institu-
tional
Shares(b).......   10.00       0.02        0.13           (0.89)      (0.02)       --          (0.76)      9.24     (7.45)(d)
1998--Service
Shares(b).......   10.00       0.01        0.13           (0.91)          --       --          (0.77)      9.23     (7.70)(d)
                                                                                RATIOS ASSUMING
                                                                              NO VOLUNTARY WAIVER
                                                                                   OF FEES OR
                                                                              EXPENSE LIMITATIONS
                                                                            --------------------------
                                                               RATIO OF                   RATIO OF
                                         NET      RATIO OF        NET                        NET
                                      ASSETS AT      NET      INVESTMENT     RATIO OF    INVESTMENT
                 PORTFOLIO  AVERAGE     END OF   EXPENSES TO   INCOME TO     EXPENSES   INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD   AVERAGE NET  AVERAGE NET   TO AVERAGE   TO AVERAGE
                   RATE       RATE    IN (000'S)   ASSETS       ASSETS      NET ASSETS   NET ASSETS
                 --------- ---------- ---------- ------------ ------------- ----------- --------------
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   25.16%    $.0069    $ 7,087      1.50%(c)     (0.27)%(c)    4.87%(c)     (3.90)%(c)
1998--Class B
Shares(b).......   25.16      .0069      2,721      2.00(c)      (0.72)(c)     5.12(c)      (3.84)(c)
1998--Class C
Shares(b).......   25.16      .0069      1,608      2.00(c)      (0.73)(c)     5.12(c)      (3.85)(c)
1998--Institu-
tional
Shares(b).......   25.16      .0069     17,719      1.00(c)       0.59(c)      4.12(c)      (2.53)(c)
1998--Service
Shares(b).......   25.16      .0069          1      1.50(c)       0.26(c)      4.62(c)      (2.86)(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.

                                        INCOME FROM                              DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(E)                         SHAREHOLDERS
                           -------------------------------------- -----------------------------------------------
                                                                                          FROM NET   IN EXCESS OF
                                                     NET REALIZED                         REALIZED   NET REALIZED
                                                         AND                              GAIN ON      GAIN ON       NET
                                                      UNREALIZED                         INVESTMENT   INVESTMENT   INCREASE
                 NET ASSET    NET      NET REALIZED  GAIN (LOSS)             IN EXCESS  AND FOREIGN  AND FOREIGN  (DECREASE)
                  VALUE,   INVESTMENT AND UNREALIZED ON CURRENCY   FROM NET    OF NET     CURRENCY     CURRENCY     IN NET
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   RELATED      RELATED      ASSET
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   TRANSACTIONS TRANSACTIONS   VALUE
                 --------- ---------- -------------- ------------ ---------- ---------- ------------ ------------ ----------
                                                                                                INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $19.32     $0.03        $2.99         $(0.95)     $  --      $(0.30)     $(0.88)      $(0.36)     $0.53
1998--Class B
Shares..........   19.24     (0.08)        2.96          (0.94)        --       (0.25)      (0.47)       (0.76)      0.46
1998--Class C
Shares(b).......   22.60     (0.04)       (2.03)          0.65         --       (0.38)         --        (1.24)     (3.04)
1998--Institu-
tional Shares...   19.40      0.10         3.09          (0.98)     (0.07)      (0.33)      (0.97)       (0.27)      0.57
1998--Service
Shares..........   19.34      0.02         3.02          (0.96)        --       (0.35)      (0.18)       (1.05)      0.50
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.20      0.10         3.51          (1.28)        --          --       (0.21)          --       2.12
1997--Class B
Shares(b).......   18.91     (0.06)        0.94          (0.34)        --          --       (0.21)          --       0.33
1997--Institu-
tional
Shares(b).......   17.45      0.04         3.39          (1.24)     (0.03)         --       (0.21)          --       1.95
1997--Service
Shares(b).......   17.70     (0.02)        2.95          (1.08)        --          --       (0.21)          --       1.64
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.52      0.13         2.58           1.42      (0.58)         --       (0.87)          --       2.68
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   18.10      0.06        (3.04)         (0.01)        --          --       (0.59)          --      (3.58)
----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.35      0.05         4.08          (0.38)        --          --          --           --       3.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18     (0.01)        0.29          (0.11)        --          --          --           --       0.17
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                          -----------------------
                                                            NET    RATIO OF   RATIO OF
                                                           ASSETS    NET        NET       RATIO OF    RATIO OF
                  NET                                      AT END  EXPENSES  INVESTMENT   EXPENSES       NET
                 ASSET                                       OF       TO       INCOME        TO      INVESTMENT
                 VALUE,              PORTFOLIO  AVERAGE    PERIOD  AVERAGE   (LOSS) TO    AVERAGE   INCOME (LOSS)
                 END OF   TOTAL      TURNOVER  COMMISSION   (IN      NET      AVERAGE       NET      TO AVERAGE
                 PERIOD RETURN(A)      RATE     RATE(F)    000S)    ASSETS   NET ASSETS    ASSETS    NET ASSETS
                 ------ ------------ --------- ---------- -------- --------- ------------ --------- -------------
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares.......... $19.85   11.12%       40.82%    $.0207   $697,590   1.67%     (0.27)%      1.80%       (0.40)%
1998--Class B
Shares..........  19.70   10.51        40.82      .0207     55,324   2.20      (0.90)       2.30        (1.00)
1998--Class C
Shares(b).......  19.56   (5.92)(d)    40.82      .0207      3,369   2.27(c)   (1.43)(c)    2.37(c)     (1.53)(c)
1998--Institu-
tional Shares...  19.97   11.82        40.82      .0207     56,263   1.08       0.30        1.18         0.20
1998--Service
Shares..........  19.84   11.25        40.82      .0207      3,035   1.55      (0.36)       1.65        (0.46)
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........  19.32   13.48        38.01      .0318    536,283   1.69      (0.07)       1.88        (0.26)
1997--Class B
Shares(b).......  19.24    2.83(d)     38.01      .0318     19,198   2.23(c)   (0.97)(c)    2.38(c)     (1.12)(c)
1997--Institu-
tional
Shares(b).......  19.40   12.53(d)     38.01      .0318     68,374   1.10(c)    0.43(c)     1.25(c)      0.28(c)
1997--Service
Shares(b).......  19.34   10.42(d)     38.01      .0318        674   1.60(c)   (0.40)(c)    1.75(c)     (0.55)(c)
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........  17.20   28.68        68.48         --    330,860   1.52       0.26        1.77         0.01
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........  14.52  (16.65)       84.54         --    275,086   1.73       0.40        1.98         0.15
----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........  18.10   26.13        60.04         --    269,091   1.76       0.51        2.01         0.26
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......  14.35    1.23(d)      0.00         --     66,063   1.80(c)   (0.42)(c)    2.58(c)     (1.20)(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 1, 1992, May 1, 1996, August 15, 1997, February 7, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME FROM
                                     INVESTMENT OPERATIONS(E)             DISTRIBUTIONS TO SHAREHOLDERS
                            ------------------------------------------ -----------------------------------
                                                        NET REALIZED                FROM NET
                  NET ASSET             NET REALIZED   AND UNREALIZED             REALIZED GAIN IN EXCESS
                   VALUE,      NET     AND UNREALIZED LOSS ON FOREIGN   FROM NET  ON INVESTMENT   OF NET   NET DECREASE NET ASSET
                  BEGINNING INVESTMENT GAIN (LOSS) ON CURRENCY RELATED INVESTMENT  AND OPTIONS  INVESTMENT IN NET ASSET VALUE, END
                  OF PERIOD   INCOME    INVESTMENTS     TRANSACTIONS     INCOME   TRANSACTIONS    INCOME      VALUE     OF PERIOD
                  --------- ---------- -------------- ---------------- ---------- ------------- ---------- ------------ ----------
                                                                                                      EMERGING MARKETS EQUITY FUND
 ---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998 -- Class A
Shares(b).......   $10.00      $ --        $(0.11)         $(0.20)         --           --          --        $(0.31)     $9.69
1998 -- Class B
Shares(b).......    10.00        --         (0.11)          (0.20)         --           --          --         (0.31)      9.69
1998 -- Class C
Shares(b).......    10.00        --         (0.10)          (0.20)         --           --          --         (0.30)      9.70
1998 -- Institu-
tional
Shares(b).......    10.00      0.01         (0.11)          (0.20)         --           --          --         (0.30)      9.70
1998 -- Service
Shares(b).......    10.00        --         (0.11)          (0.20)         --           --          --         (0.31)      9.69
                                                                                              RATIOS ASSUMING NO
                                                                                               VOLUNTARY WAIVER
                                                                                                   OF FEES
                                                                                            OR EXPENSE LIMITATIONS
                                                                                           ---------------------------
                                                                               RATIO OF                 RATIO OF NET
                                                    NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF     INVESTMENT
                               PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO    LOSS TO
                    TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    AVERAGE
                  RETURN(A)      RATE       RATE    (IN 000S)   NET ASSETS    NET ASSETS     ASSETS      NET ASSETS
                  ------------ --------- ---------- ---------- ------------ -------------- ------------ --------------
 ---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998 -- Class A
Shares(b).......    (3.10)%(d)   3.35%    $0.0005    $17,681       1.90%(c)      0.55%(c)     5.88%(c)     (3.43)%(c)
1998 -- Class B
Shares(b).......    (3.10)(d)    3.35      0.0005         64       2.41(c)       0.05(c)      6.39(c)      (3.93)(c)
1998 -- Class C
Shares(b).......    (3.00)(d)    3.35      0.0005         73       2.48(c)      (0.27)(c)     6.46(c)      (4.25)(c)
1998 -- Institu-
tional
Shares(b).......    (3.00)(d)    3.35      0.0005     19,120       1.30(c)       0.80(c)      5.28(c)      (3.18)(c)
1998 -- Service
Shares(b).......    (3.10)(d)    3.35      0.0005          2       2.72(c)      (0.05)(c)     6.70(c)      (4.03)(c)

 ------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                         INCOME FROM                         DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ---------------------------------------- ----------------------------------
                                                      NET REALIZED                          FROM NET      NET
                                                     AND UNREALIZED                         REALIZED    INCREASE   NET
                 NET ASSET    NET      NET REALIZED    ON FOREIGN              IN EXCESS    GAIN ON    (DECREASE) ASSET
                  VALUE,   INVESTMENT AND UNREALIZED    CURRENCY     FROM NET    OF NET    INVESTMENT    IN NET   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT AND FUTURES    ASSET    END OF
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1998--Class A
Shares..........  $16.31     $  --        $(5.78)        $(2.12)      $   --     $(0.03)     $   --      $(7.93)  $8.38
1998--Class B
Shares..........   16.24      0.01         (5.79)         (2.12)          --      (0.03)         --       (7.93)   8.31
1998--Class C
Shares(b).......   15.73      0.01         (5.43)         (1.99)          --      (0.03)         --       (7.44)   8.29
1998--Institu-
tional Shares...   16.33      0.10         (5.83)         (2.13)       (0.03)        --          --       (7.89)   8.44
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   16.49      0.06         (0.11)            --        (0.12)        --       (0.01)      (0.18)  16.31
1997--Class B
Shares(b).......   17.31     (0.05)        (0.48)            --        (0.51)     (0.03)         --       (1.07)  16.24
1997--Institu-
tional
Shares(b).......   16.61      0.04         (0.11)            --        (0.11)     (0.06)      (0.04)      (0.28)  16.33
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             13.31      0.17          3.44             --        (0.12)     (0.14)      (0.17)       3.18   16.49
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.11         (0.89)            --         0.01         --       (0.10)      (0.87)  13.31
                                                                                     RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER
                                                                                        OF FEES OR
                                                                                   EXPENSE LIMITATIONS
                                                                                  -----------------------
                                                     NET   RATIO OF   RATIO OF
                                                   ASSETS    NET        NET       RATIO OF    RATIO OF
                                                   AT END  EXPENSES  INVESTMENT   EXPENSES       NET
                                                     OF       TO       INCOME        TO      INVESTMENT
                              PORTFOLIO  AVERAGE   PERIOD  AVERAGE   (LOSS) TO    AVERAGE   INCOME (LOSS)
                   TOTAL      TURNOVER  COMMISSION   (IN     NET      AVERAGE       NET      TO AVERAGE
                 RETURN(A)      RATE     RATE(F)    000S)   ASSETS   NET ASSETS    ASSETS    NET ASSETS
                 ------------ --------- ---------- ------- --------- ------------ --------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1998--Class A
Shares..........  (48.49)%     105.16%    $.0070   $87,437   1.75%      0.31%       1.99%        0.07%
1998--Class B
Shares..........  (48.70)      105.16      .0070     3,359   2.30      (0.29)       2.50        (0.49)
1998--Class C
Shares(b).......  (47.17)(d)   105.16      .0070       436   2.35(c)   (0.26)(c)    2.55(c)     (0.46)(c)
1998--Institu-
tional Shares...  (48.19)      105.16      .0070       874   1.11       0.87        1.31         0.67
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   (1.01)       48.40      .0151   263,014   1.67       0.20        1.87         0.00
1997--Class B
Shares(b).......   (6.02)(d)    48.40      .0151     3,354   2.21(c)   (0.56)(c)    2.37(c)     (0.72)(c)
1997--Institu-
tional
Shares(b).......   (1.09)(d)    48.40      .0151    13,322   1.10(c)    0.54(c)     1.26(c)      0.38 (c)
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             26.49        88.80         --   205,539   1.77       1.05        2.02         0.80
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   (5.46)(d)    36.08         --   124,298   1.90(c)    1.83(c)     2.38(c)      1.35(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C and Institutional share activity commenced on July 8, 1994, May 1, 1996, August 15, 1997 and February 2, 1996,
    respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. In particular, each Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund's net currency positions may expose it to risks independent of its securities positions. There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, bonds with attached warrants, equity-related transferable securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques."

  Actively Managed Funds. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  Quantitative Style Fund. The CORE International Equity Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE International Equity Fund's investment process. This investment process and the proprietary multifactor models used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of foreign equity securities for the CORE International Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. The Investment Adviser may rely on research from both the Goldman Sachs Global Investment Research Department (the "Research Department") and other industry sources.

  In building a diversified portfolio for the CORE International Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. The Fund's portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the Fund's benchmark.

  Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE International Equity Fund seeks to capitalize on the strengths of each discipline.

 CORE INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Fund."

  Other. The Fund may invest only in fixed-income securities that are considered to be cash equivalents.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other. Up to 35% of the Fund's total assets may be invested in fixed-income securities.

 JAPANESE EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets as described under "Risk Factors--Special Risks of Investment in the Japanese Markets."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities.

 INTERNATIONAL SMALL CAP FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economics which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in Asian and Other Emerging Markets," which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging
Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries;
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. Under normal circumstances, the Fund maintains investments in at least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand, as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the Investment Adviser's views of the relative attractiveness of the Asian markets and particular issuers. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

                           DESCRIPTION OF SECURITIES

  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund will invest in the securities of foreign issuers. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  Each Fund may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of International Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  Each Fund may invest in fixed-income securities, including U.S. Government securities, corporate debt obligations, obligations issued by U.S. or foreign banks (including without limitation, time deposits, bankers' acceptances and certificates of deposit), mortgage-backed securities (including stripped mortgage-backed securities) and asset-backed securities.

  Investments in fixed-income securities may include obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Fixed-income investments may also include investments in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  Each Fund (other than the CORE International Equity Fund, which only invests in debt instruments that are cash equivalents) may invest up to 35% of its total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, each Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, each Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities, foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain stripped mortgage-backed securities, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Each Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE International Equity Fund) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE International Equity Fund and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps; (iii) other investment companies including World Equity Benchmark Shares and Standard & Poor's Depository Receipts; (iv) unseasoned companies; and (v) custodial receipts.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. For more information, see the Additional Statement.


                                 RISK FACTORS

  RISKS OF INVESTING IN EQUITY SECURITIES. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, certain foreign stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, less institutional investor interest and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such Countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their financial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the assets of the Asia Growth Fund were invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

  Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  SPECIAL RISKS OF INVESTMENTS IN THE JAPANESE MARKETS. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. Accordingly, the Japanese Equity Fund's performance will be closely tied to economic and market conditions in Japan, and may be more volatile than more geographically diversified funds. Changes in regulatory, as well as tax or economic, policy in Japan could significantly affect the Japanese securities markets and, therefore, the Japanese Equity Fund's performance.

  Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pressures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objective.

  Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry continued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

  The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

  During the recent past the average stock market prices of Japanese companies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed- income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the historical portfolio turnover rate of each Fund (other than the Japanese Equity and International Small Cap Funds). It is anticipated that the annual portfolio turnover rates of the Japanese Equity and International Small Cap Funds will generally not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE International Equity Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                              YEARS
                                                              PRIMARILY
           NAME AND TITLE          FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
           --------------          -------------------        ----------- ----------------------------
  Anna G. Antici                   Portfolio Manager--           Since      Ms. Antici joined the
   Vice President                  Emerging Markets              1998       Investment Adviser in
                                                                            1997. From 1974 to 1997,
                                                                            she was a Vice President
                                                                            for HSBC Asset
                                                                            Management, where she
                                                                            was a portfolio manager
                                                                            for emerging markets and
                                                                            head of the Latin
                                                                            American Department. In
                                                                            1993, she was a senior
                                                                            research analyst for
                                                                            Baring Securities.
------------------------------------------------------------------------------------------------------
  Robert A. Beckwitt               Senior Portfolio Manager--    Since      Mr. Beckwitt joined the
   Vice President and              Emerging Markets Equity       1997       Investment Adviser in
   Co-Head Emerging Market                                                  1996. From 1986 to 1996,
   Equities                                                                 he was Chief Investment
                                                                            Strategist-Portfolio
                                                                            Adviser to high net
                                                                            worth investors at
                                                                            Fidelity Investments.
------------------------------------------------------------------------------------------------------
  Guy P. de C. Bennett             Portfolio Manager--           Since      Mr. Bennett joined the
   Vice President                  International Equity          1997       Investment Adviser in
                                   Senior Portfolio Manager                 1996 and is also co-head
                                   Japanese Equity               1998       of GSAM's Japanese
                                                                            Equity Group in Tokyo.
                                                                            From 1984 to 1996, he
                                                                            was a portfolio manager
                                                                            and an Executive
                                                                            Director at CIN
                                                                            Management.
------------------------------------------------------------------------------------------------------
  Melissa Brown                    Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President                  CORE International Equity     1998       Investment Adviser in
                                                                            1998. From 1984 to 1998,
                                                                            she was the director of
                                                                            Quantitative Equity
                                                                            Research and served on
                                                                            the Investment Policy
                                                                            Committee at Prudential
                                                                            Securities.
------------------------------------------------------------------------------------------------------
  Mark M. Carhart                  Senior Portfolio Manager--    Since      Mr. Carhart joined the
   Vice President                  CORE International Equity     1998       Investment Adviser in
                                                                            1997, as a member of the
                                                                            Quantitative Research
                                                                            and Risk Management
                                                                            team. From August 1995
                                                                            to September 1997, he
                                                                            was Assistant Professor
                                                                            of Finance at the
                                                                            Marshall School of
                                                                            Business at USC and a
                                                                            Senior Fellow of the
                                                                            Wharton Financial
                                                                            Institutions Center.

                                                  YEARS
                                                  PRIMARILY
     NAME AND TITLE    FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
     --------------    -------------------        ----------- ----------------------------
  Kent A. Clark        Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President      CORE International Equity     1997       Investment Adviser in
                                                                1992.
------------------------------------------------------------------------------------------
  Ivor H. Farman       Portfolio Manager--           Since      Mr. Farman joined the
   Executive Director  International Equity          1996       Investment Adviser in
                                                                1996. From 1995 to 1996,
                                                                he was responsible for
                                                                originating and
                                                                marketing French equity
                                                                ideas at Exane in Paris.
                                                                From 1994 to 1995, he
                                                                was engaged in French
                                                                equity research and
                                                                marketing at Banque
                                                                Nationale de Paris and
                                                                Schroders in London.
------------------------------------------------------------------------------------------
  Paul Greener         Portfolio Manager--           Since      Mr. Greener joined the
   Associate           CORE International Equity     1998       Investment Adviser in
                                                                1996 as a member of the
                                                                U.K. and European Equity
                                                                Team responsible for
                                                                European general
                                                                retailers, business
                                                                services and technology
                                                                sectors. Prior to
                                                                joining GSAM, he was an
                                                                equity analyst for two
                                                                years at CIN Management.
------------------------------------------------------------------------------------------
  James P. Hordern     Portfolio Manager--           Since      Mr. Hordern joined the
   Executive Director  International Small Cap       1998       Investment Adviser in
                                                                1997. From 1991 to 1997,
                                                                he was an Assistant
                                                                Director and portfolio
                                                                manager at Mercury Asset
                                                                Management on the
                                                                European Specialist
                                                                Team.
------------------------------------------------------------------------------------------
  Raymond J. Iwanowski Portfolio Manager--           Since      Mr. Iwanowski joined the
   Vice President      CORE International Equity     1988       Investment Adviser in
                                                                1998. Prior to joining
                                                                the Investment Adviser,
                                                                he spent three years at
                                                                Salomon Brothers, where
                                                                he was a Vice President
                                                                and head of the Fixed
                                                                Derivatives Client
                                                                Research group.
------------------------------------------------------------------------------------------
  Robert C. Jones      Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director   CORE International Equity     1997       Investment Adviser in
                                                                1989. From 1987 to 1989,
                                                                he was the senior
                                                                quantitative analyst in
                                                                the Goldman, Sachs & Co.
                                                                Investment Research
                                                                Department.
------------------------------------------------------------------------------------------
  Shigeka Kouda        Portfolio Manager--           Since      Mr. Kouda joined the
   Vice President      Japanese Equity               1998       Investment Adviser in
                                                                1997. From 1992 to 1997,
                                                                he was at the Fixed
                                                                Income Division of
                                                                Goldman Sachs (Japan)
                                                                Limited, where he was
                                                                extensively involved in
                                                                emerging markets trading
                                                                as well as International
                                                                Fixed Income
                                                                institutional sales.
------------------------------------------------------------------------------------------
  Ralf Laier           Portfolio Manager--           Since      Mr. Laier joined the
   Vice President      Emerging Markets              1998       Investment Adviser in
                                                                1997 and is a portfolio
                                                                manager with a focus on
                                                                Central/Eastern Europe
                                                                (CEE) and the
                                                                Commonwealth of
                                                                Independent States
                                                                (CIS). Prior to joining
                                                                the Investment Adviser,
                                                                from 1995 to 1997, he
                                                                was Vice President of
                                                                Soros Global Research
                                                                where he analyzed
                                                                investment opportunities
                                                                in CEE/CI. From 1994 to
                                                                1995, he achieved a
                                                                Ph.D. from the Academy
                                                                of Economics in Pozan,
                                                                Poland, and from 1992 to
                                                                1994 he worked for the
                                                                Polish Ministry of
                                                                Privatization as a
                                                                Project Director
                                                                developing privatization
                                                                strategies for several
                                                                industry sectors.
------------------------------------------------------------------------------------------

                                                     YEARS
                                                     PRIMARILY
      NAME AND TITLE      FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
      --------------      -------------------        ----------- ----------------------------
  Alice Lui               Portfolio Manager--           Since      Ms. Lui joined the
   Vice President         Asia Growth                   1994       Investment Adviser
                                                                   in 1990. Prior to 1990,
                                                                   she was a management
                                                                   consultant with Andersen
                                                                   Consulting in Hong Kong.
---------------------------------------------------------------------------------------------
  Shogo Maeda             Portfolio Manager--           Since      Mr. Maeda joined the
   Managing Director      International Equity          1994       Investment Adviser in
                          International Small Cap       1998       1994. From 1987 to 1994,
                          Senior Portfolio Manager--               he worked at Nomura
                          Japanese Equity               1998       Investment Management
                                                                   Incorporated as a Senior
                                                                   Portfolio Manager.
---------------------------------------------------------------------------------------------
  Susan Noble             Senior Portfolio Manager--    Since      Ms. Noble joined the
   Executive Director     International Equity          1998       Investment Adviser in
                                                                   October 1997 as Senior
                                                                   Portfolio Manager and
                                                                   head of the European
                                                                   Equity team. From 1986
                                                                   to 1997, she worked at
                                                                   Fleming Investment
                                                                   Management in London,
                                                                   where she most recently
                                                                   was Portfolio Management
                                                                   Director for the
                                                                   European equity
                                                                   investment strategy and
                                                                   process.
---------------------------------------------------------------------------------------------
  Warwick M. Negus        Senior Portfolio Manager--    Since      Mr. Negus joined the
   Managing Director and  Asia Growth                   1994       Investment Adviser in
   Co-Head Emerging       Portfolio Manager--                      1994. From 1987 to 1994,
   Market                 International Equity          1994       he was a Vice President
   Equities               Emerging Markets Equity       1997       of Bankers Trust
                          International Small Cap       1998       Australia Ltd where he
                                                                   was the Chief Investment
                                                                   Officer of their
                                                                   Southeast Asian
                                                                   investment team. He is
                                                                   also a member of Goldman
                                                                   Sachs Asset Management's
                                                                   global asset allocation
                                                                   committee.
---------------------------------------------------------------------------------------------
  Ebru Ozsezgin           Portfolio Manager--           Since      Ms. Ozsezgin joined the
   Vice President         Emerging Markets              1998       Investment Adviser in
                                                                   1997 and is a portfolio
                                                                   manager with a focus on
                                                                   the Mediterranean and
                                                                   Middle East region. From
                                                                   1996 to 1997, she was a
                                                                   portfolio manager at
                                                                   Foreign & Colonial,
                                                                   responsible for Middle
                                                                   East investments. From
                                                                   1994 to 1996, she was a
                                                                   fund manager with
                                                                   Framlington Investment
                                                                   Management. From 1990 to
                                                                   1994, she was a manager
                                                                   at Global Securities
                                                                   Ltd.
---------------------------------------------------------------------------------------------
  Victor H. Pinter        Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President         CORE International Equity     1997       Investment Adviser in
                                                                   1990. From 1985 to 1990,
                                                                   he was a project manager
                                                                   in the Information
                                                                   Technology Division of
                                                                   the Investment Adviser.
---------------------------------------------------------------------------------------------
  Ramakrishna Shankar     Portfolio Manager--           Since      Mr. Shankar joined the
   Vice President         Asia Growth                   1997       Investment Adviser in
                          Emerging Markets Equity       1998       1997. From July 1996 to
                                                                   1997, he worked for
                                                                   Goldman, Sachs & Co. in
                                                                   Singapore as a strategic
                                                                   advisor for transactions
                                                                   involving infrastructure
                                                                   industries in Asia. From
                                                                   1988 to 1996, he worked
                                                                   at Goldman, Sachs & Co.
                                                                   as an investment banker
                                                                   in the Investment
                                                                   Banking Division.
---------------------------------------------------------------------------------------------
  Miyako Shibamoto        Portfolio Manager--           Since      Ms. Shibamoto joined the
   Vice President         Japanese Equity               1998       Japanese Equity team in
                                                                   March 1998. From 1993 to
                                                                   1998, she was a Vice
                                                                   President at Scudder
                                                                   Stevens and Clark
                                                                   (Japan).

                                       YEARS
                                       PRIMARILY
   NAME AND TITLE  FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
   --------------  ------------------- ----------- ----------------------------
  Andrew Shrimpton Portfolio Manager--    Since      Mr. Shrimpton joined the
   Vice President  Emerging Markets       1998       Investment Adviser in
                                                     1996, and is a portfolio
                                                     manager with a focus on
                                                     Africa as well as the
                                                     financial industry in
                                                     the EMEA region. Prior
                                                     to joining the
                                                     Investment Adviser,
                                                     since 1985, he was a UK
                                                     equity analyst and
                                                     portfolio manager for
                                                     CIN Management, where he
                                                     initiated CIN
                                                     Management's first
                                                     investments in Latin
                                                     America.
-------------------------------------------------------------------------------
  Robert Stewart   Portfolio Manager--    Since      Mr. Stewart joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1994 to 1996,
                                                     he was at CIN Management
                                                     as a portfolio manager,
                                                     managing Japanese
                                                     equities.
-------------------------------------------------------------------------------
  Takeya Suzuki    Portfolio Manager--    Since      Mr. Suzuki joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1990 to 1996,
                                                     he was a Japanese equity
                                                     portfolio manager at
                                                     Nomura Investment
                                                     Management where he
                                                     actively managed assets
                                                     for U.S. pension funds.


  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
    --------
     CORE International Equity ................    0.85%           0.75%
     GSAMI
    ---------
     International Equity......................    1.00%           0.90%
     Japanese Equity...........................    1.00%             N/A
     International Small Cap...................    1.20%             N/A
     Emerging Markets Equity...................    1.20%           1.10%
     Asia Growth...............................    1.00%           0.86%

---------------------
*All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds will equal 0.85%, 1.00%, 1.20% and 1.00%, respectively.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.12%, 0.10%, 0.01%, 0.16%, 0.15% and 0.16% per annum of the average daily net assets of the CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service Shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation, the fees payable to the Investment Adviser; custodial and transfer agency fees; service fees paid to Service Organizations; brokerage fees and commissions; filing fees for the registration or qualification of the Fund's Shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). The NAV per share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV.

The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance data which are based on the NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Each Fund's total return will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return calculations with respect to each Class of Shares for the same period will differ. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. Each Fund (except the Japanese Equity, International Small Cap and CORE International Equity Funds) was formerly a series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and was reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such Class. All Shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their shares.

  As of April 3, 1998, Goldman Sachs CORE International Equity Fund Omnibus A/C - Growth and Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 29.1% CORE International Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The Japanese Equity and International Small Cap Funds intend to elect and each other Fund has elected to be treated as a regulated investment company, and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed as long-term capital gain, regardless of the length of time a shareholder has held Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds may elect to pass such foreign taxes through to their shareholders, who would then take such taxes into account on their own tax returns. Alternatively, the Funds may simply deduct such taxes in determining the amounts available for distribution to shareholders. Generally, the Funds have taken the latter approach and anticipate that they may continue to do so.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services may not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  The Trust may authorize certain Service Organizations to accept on the Trust's behalf, purchase, redemption and exchange orders placed by their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer may contact its Service Organization to learn whether the Service Organization is authorized to accept orders. Service Organizations that are authorized to accept orders for the Trust may receive payments from the Funds or Goldman Sachs that are in addition to the payments payable by the Trust under the Service Plan.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Serv-ice Organizations under the Service Plan as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge fees directly to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in a Fund. The Trust, on behalf of the Funds, accrues payments made pursu-ant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.

  For the fiscal year ended January 31, 1998, the Trust paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares for those Funds that had commenced operations.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with quarterly statements with re-spect to such customer's account in lieu of an immediate confirmation of each transaction.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. Each Fund will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund, a portion of the NAV per Share may be represented by undistributed income of the Fund or real-ized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order by Goldman Sachs from a Service Organization. (See "Additional Services" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept orders for the Funds.) No sales load will be charged. Cur-rently, the NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street Bank and Trust Company ("State Street"). In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs International Equity Funds--Name of Fund and Class of Shares" and should be directed to "Goldman Sachs International Equity Funds-- Name of Fund and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale of Shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales amounts exceeding pre-established thresholds, or the length of time customer assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give 60 days' prior written notice to Service Organiza-tions whose Service Shares are being redeemed to allow them to purchase suffi-cient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for ex-ample, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and des-ignated as an eligible fund for this purpose; and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs International Equity Funds-- Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be materially modified or withdrawn at any time on 60 days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after the receipt of a request in proper form by Goldman Sachs. (See "Additional Services" for a de-scription of limited situations where a Service Organization or other interme-diary may be authorized to accept requests for the Funds.) If Service Shares to be re-deemed were recently purchased by check, a Fund may delay transmittal of re-demption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to 15 days. Redemption requests may be made by a Service Organization by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemp-tions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to a Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQINTLPROSVC
501415
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
INTERNATIONAL
EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS
         GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS INSTITUTIONAL SHARES May 1, 1998, as revised September 1, 1998

GOLDMAN SACHS CORE INTERNATIONAL    GOLDMAN SACHS INTERNATIONAL
EQUITY FUND                         SMALL CAP FUND
 Seeks long-term growth of cap-       Seeks long-term capital appre-
 ital through a broadly diver-        ciation through investments in
 sified portfolio of equity se-       equity securities of companies
 curities of large cap compa-         with public stock market capi-
 nies that are organized out-         talizations of $1 billion or
 side the U.S. or whose securi-       less at the time of investment
 ties are principally traded          that are organized outside the
 outside the U.S.                     U.S. or whose securities are
                                      principally traded outside the
                                      U.S.

GOLDMAN SACHS INTERNATIONAL EQ-
UITY FUND
 Seeks long-term capital appre-     GOLDMAN SACHS EMERGING MARKETS
 ciation through investments in     EQUITY FUND
 equity securities of companies       Seeks long-term capital appre-
 that are organized outside the       ciation through investments in
 U.S. or whose securities are         equity securities of emerging
 principally traded outside the       country issuers.
 U.S.

                                    GOLDMAN SACHS ASIA GROWTH FUND
GOLDMAN SACHS JAPANESE EQUITY         Seeks long-term capital appre-
FUND                                  ciation through investments in
 Seeks long-term capital appre-       equity securities of companies
 ciation through investments in       related (in the manner de-
 equity securities of Japanese        scribed herein) to Asian coun-
 companies.                           tries.

                               -----------------

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Goldman Sachs CORE International Equity Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to each other Fund. GSAM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS, INCLUDING RISKS RELATING TO CHANGES IN RELATIVE CURRENCY EXCHANGE RATES OR (AS IN THE CASE OF THE EXPECTED INTRODUCTION OF THE EURO) THE CREATION OF NEW CURRENCIES. THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE CORE INTERNATIONAL EQUITY FUND CAN INVEST A PORTION OF ITS ASSETS AND THE INTERNATIONAL SMALL CAP, INTERNATIONAL EQUITY, EMERGING MARKETS AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT, ARE LESS LIQUID, ARE ESPECIALLY SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THESE INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. THE JAPANESE EQUITY AND ASIA GROWTH FUNDS WILL BE PARTICULARLY SUBJECT TO EVENTS AFFECTING THE MARKETS IN WHICH THESE FUNDS CONCENTRATE THEIR INVESTMENTS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    6
Financial Highlights...............    8
Investment Objectives and Policies.   12
Description of Securities..........   17
Investment Techniques..............   21
Risk Factors.......................   24
Investment Restrictions............   28
Portfolio Turnover.................   28
Management.........................   28
Expenses...........................   34

                                     PAGE
                                     ----
Net Asset Value....................   34
Performance Information............   34
Shares of the Trust................   35
Taxation...........................   36
Additional Information.............   37
Reports to Shareholders............   38
Dividends..........................   38
Purchase of Institutional Shares...   38
Exchange Privilege.................   41
Redemption of Institutional Shares.   41
Appendix ..........................  A-1
Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares ("Shares") in several investment funds (commonly known as mutual funds (the "Funds")). Each Fund pools the monies of investors by selling its Shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."


                   INVESTMENT
 FUND NAME         OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
 -------------  ----------------  --------------------------------------   --------------------
 CORE           Long-term growth  At least 90% of total assets in equity   EAFE Index
 INTERNATIONAL  of capital.       securities of companies organized        (unhedged)
 EQUITY FUND                      outside the United States or whose
                                  securities are principally traded
                                  outside the United States. The Fund
                                  seeks broad representation of large cap
                                  issuers across major countries and
                                  sectors of the international economy.
                                  The Fund's investments are selected
                                  using both a variety of quantitative
                                  techniques and fundamental research in
                                  seeking to maximize the Fund's expected
                                  return, while maintaining risk, style,
                                  capitalization and industry
                                  characteristics similar to the unhedged
                                  Morgan Stanley Capital International
                                  (MSCI) Europe, Australasia and Far East
                                  Index (the "EAFE Index"). The Fund may
                                  employ certain currency management
                                  techniques.
------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term         Substantially all, and at least 65%, of  FT/Actuaries
 EQUITY FUND    capital           total assets in equity securities        Europe and
                appreciation.     of companies organized outside           Pacific Index
                                  the United States or whose securities    (unhedged)
                                  are principally traded outside the
                                  United States. The Fund may employ
                                  currency management techniques.
------------------------------------------------------------------------------------------
 JAPANESE       Long-term         Substantially all, and at least 65%, of  Tokyo Price
 EQUITY FUND    capital           total assets in equity securities of     Index ("TOPIX")
                appreciation.     Japanese companies. The Fund may employ
                                  currency management techniques.
------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 SMALL CAP      capital           total assets in equity securities of     Capital
 FUND           appreciation.     companies with public stock market       International
                                  capitalizations of $1 billion or less    EAFE Small Cap
                                  at the time of investment that are       Index
                                  organized outside the United States or
                                  whose securities are principally traded
                                  outside the United States. The Fund may
                                  employ currency management techniques.


                                                                     (continued)

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
 ----------- ----------------  ---------------------------------------  ----------------
 EMERGING    Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 MARKETS     capital           total assets in equity securities        Capital
 EQUITY FUND appreciation.     of emerging country issuers. The Fund    International
                               may employ certain currency management   Emerging Markets
                               techniques.                              Free Index
----------------------------------------------------------------------------------------
 ASIA GROWTH Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 FUND        capital           total assets in equity securities        Capital
             appreciation.     of companies in China, Hong              International
                               Kong, India, Indonesia, Malaysia,        All Country Asia
                               Pakistan, the Philippines,  Singapore,   Free ex-Japan
                               South Korea, Sri Lanka, Taiwan,          Index
                               Thailand and other Asian countries.
                               The Fund may employ certain currency
                               management techniques.


 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's Share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risks of Investing in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates (or, as in the case of the expected introduction of the euro next year, the creation of new currencies), political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan. In addition, because the Funds invest primarily outside the United States, they may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of Emerging Countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Risks of Investing in Japanese Markets. The Japanese Equity Fund will concentrate in Japanese securities and, therefore, will be particularly subject to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as Investment Adviser to each other Fund. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's Shares (the
"Distributor").

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 or $10,000,000 (depending upon an investor's eligibility) in Institutional Shares of a Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value ("NAV") without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the NAV next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


     INVESTMENT INCOME        CAPITAL GAINS
 DIVIDENDS DECLARED AND PAID  DISTRIBUTIONS
 ---------------------------- -------------
          Annually              Annually

  Recordholders of Institutional Shares may receive dividends and distributions in additional Institutional Shares of the Fund in which they have invested or may elect to receive them in cash. For further information concerning dividends and distributions, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)

                                   CORE                  INT'L  EMERGING
                                  INT'L  INT'L  JAPANESE SMALL  MARKETS   ASIA
                                  EQUITY EQUITY  EQUITY   CAP    EQUITY  GROWTH
                                   FUND   FUND    FUND   FUND     FUND    FUND
                                  ------ ------ -------- -----  -------- ------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge Imposed on
  Purchases.....................   None   None    None   None     None    None
 Maximum Sales Charge Imposed on
  Reinvested Dividends..........   None   None    None   None     None    None
 Redemption Fees................   None   None    None   None     None    None
 Exchange Fees..................   None   None    None   None     None    None
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average
 daily net assets)/1/
 Management Fees................   0.85%  1.00%   1.00%  1.20%    1.20%   1.00%
 Distribution Fees..............   None   None    None   None     None    None
 Other Expenses (after
  applicable limitations)/2/....   0.16%  0.14%   0.05%  0.20%    0.19%   0.20%
                                   ----   ----    ----   ----     ----    ----
TOTAL FUND OPERATING EXPENSES
 (AFTER EXPENSE LIMITATIONS)/3/.   1.01%  1.14%   1.05%  1.40%    1.39%   1.20%
                                   ====   ====    ====   ====     ====    ====

---------------------
/1/The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Institutional Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for each Fund to the extent such expenses exceed the following percentages of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      CORE International Equity........................................   0.12%
      International Equity.............................................   0.10%
      Japanese Equity .................................................   0.01%
      International Small Cap..........................................   0.16%
      Emerging Markets Equity..........................................   0.15%
      Asia Growth......................................................   0.16%

/3/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of the Institutional Shares of the Funds would be as set forth below:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE International Equity..............................   0.44%    1.29%
      International Equity...................................   0.22%    1.22%
      Japanese Equity........................................   2.07%    3.07%
      International Small Cap................................   3.35%    4.55%
      Emerging Markets Equity................................   0.50%    1.70%
      Asia Growth............................................   0.35%    1.35%

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a
 hypothetical $1,000 investment, assuming (1)
 a 5% annual return and (2) redemption at the
 end of each time period:
CORE International Equity.....................  $10     $32     $56     $124
International Equity..........................   12      36      63      139
Japanese Equity...............................   11      33     N/A      N/A
International Small Cap.......................   14      44     N/A      N/A
Emerging Markets Equity.......................   14      44     N/A      N/A
Asia Growth...................................   12      38      66      145

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  Institutions that invest in Institutional Shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. Such fees, if any, may affect the return such customers realize with respect to their investments.

  Certain institutions may also receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Institutional Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended January 31, 1998 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Shares of the Japanese Equity and International Small Cap Funds. Accordingly, there are no financial highlights for these Funds.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                      INCOME (LOSS) FROM               DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)              SHAREHOLDERS
                           ---------------------------------------- -----------------------
                                                                                 FROM NET
                                       NET REALIZED   NET REALIZED               REALIZED
                                      AND UNREALIZED AND UNREALIZED              GAIN ON
                 NET ASSET            GAIN (LOSS) ON GAIN (LOSS) ON    FROM     INVESTMENT      NET     NET ASSET
                  VALUE,      NET      INVESTMENTS      CURRENCY       NET         AND       DECREASE    VALUE,
                 BEGINNING INVESTMENT  AND FUTURES      RELATED     INVESTMENT   FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS    INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- -------------- ---------- ------------ ----------- --------- ---------
                                                                                           CORE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......  $10.00     $   --       $0.13          $(0.91)      $   --       --         $(0.78)     $9.22     (7.66)%(d)
1998--Class B
Shares(b).......   10.00      (0.02)       0.13           (0.90)          --       --          (0.79)      9.21     (7.90)(d)
1998--Class C
Shares(b).......   10.00      (0.02)       0.13           (0.89)          --       --          (0.78)      9.22     (7.80)(d)
1998--Institu-
tional
Shares(b).......   10.00       0.02        0.13           (0.89)      (0.02)       --          (0.76)      9.24     (7.45)(d)
1998--Service
Shares(b).......   10.00       0.01        0.13           (0.91)          --       --          (0.77)      9.23     (7.70)(d)
                                                                                RATIOS ASSUMING
                                                                              NO VOLUNTARY WAIVER
                                                                                   OF FEES OR
                                                                              EXPENSE LIMITATIONS
                                                                            --------------------------
                                                               RATIO OF                   RATIO OF
                                         NET      RATIO OF        NET                        NET
                                      ASSETS AT      NET      INVESTMENT     RATIO OF    INVESTMENT
                 PORTFOLIO  AVERAGE     END OF   EXPENSES TO   INCOME TO     EXPENSES   INCOME (LOSS)
                 TURNOVER  COMMISSION   PERIOD   AVERAGE NET  AVERAGE NET   TO AVERAGE   TO AVERAGE
                   RATE       RATE    IN (000'S)   ASSETS       ASSETS      NET ASSETS   NET ASSETS
                 --------- ---------- ---------- ------------ ------------- ----------- --------------
------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1998--Class A
Shares(b).......   25.16%    $.0069    $ 7,087      1.50%(c)     (0.27)%(c)    4.87%(c)     (3.90)%(c)
1998--Class B
Shares(b).......   25.16      .0069      2,721      2.00(c)      (0.72)(c)     5.12(c)      (3.84)(c)
1998--Class C
Shares(b).......   25.16      .0069      1,608      2.00(c)      (0.73)(c)     5.12(c)      (3.85)(c)
1998--Institu-
tional
Shares(b).......   25.16      .0069     17,719      1.00(c)       0.59(c)      4.12(c)      (2.53)(c)
1998--Service
Shares(b).......   25.16      .0069          1      1.50(c)       0.26(c)      4.62(c)      (2.86)(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Commenced operations on August 15, 1997.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.

                                        INCOME FROM                              DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(E)                         SHAREHOLDERS
                           -------------------------------------- -----------------------------------------------
                                                                                          FROM NET   IN EXCESS OF
                                                     NET REALIZED                         REALIZED   NET REALIZED
                                                         AND                              GAIN ON      GAIN ON       NET
                                                      UNREALIZED                         INVESTMENT   INVESTMENT   INCREASE
                 NET ASSET    NET      NET REALIZED  GAIN (LOSS)             IN EXCESS  AND FOREIGN  AND FOREIGN  (DECREASE)
                  VALUE,   INVESTMENT AND UNREALIZED ON CURRENCY   FROM NET    OF NET     CURRENCY     CURRENCY     IN NET
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   RELATED      RELATED      ASSET
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   TRANSACTIONS TRANSACTIONS   VALUE
                 --------- ---------- -------------- ------------ ---------- ---------- ------------ ------------ ----------
                                                                                                INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares..........  $19.32     $0.03        $2.99         $(0.95)     $  --      $(0.30)     $(0.88)      $(0.36)     $0.53
1998--Class B
Shares..........   19.24     (0.08)        2.96          (0.94)        --       (0.25)      (0.47)       (0.76)      0.46
1998--Class C
Shares(b).......   22.60     (0.04)       (2.03)          0.65         --       (0.38)         --        (1.24)     (3.04)
1998--Institu-
tional Shares...   19.40      0.10         3.09          (0.98)     (0.07)      (0.33)      (0.97)       (0.27)      0.57
1998--Service
Shares..........   19.34      0.02         3.02          (0.96)        --       (0.35)      (0.18)       (1.05)      0.50
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   17.20      0.10         3.51          (1.28)        --          --       (0.21)          --       2.12
1997--Class B
Shares(b).......   18.91     (0.06)        0.94          (0.34)        --          --       (0.21)          --       0.33
1997--Institu-
tional
Shares(b).......   17.45      0.04         3.39          (1.24)     (0.03)         --       (0.21)          --       1.95
1997--Service
Shares(b).......   17.70     (0.02)        2.95          (1.08)        --          --       (0.21)          --       1.64
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........   14.52      0.13         2.58           1.42      (0.58)         --       (0.87)          --       2.68
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........   18.10      0.06        (3.04)         (0.01)        --          --       (0.59)          --      (3.58)
----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........   14.35      0.05         4.08          (0.38)        --          --          --           --       3.75
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......   14.18     (0.01)        0.29          (0.11)        --          --          --           --       0.17
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                          -----------------------
                                                            NET    RATIO OF   RATIO OF
                                                           ASSETS    NET        NET       RATIO OF    RATIO OF
                  NET                                      AT END  EXPENSES  INVESTMENT   EXPENSES       NET
                 ASSET                                       OF       TO       INCOME        TO      INVESTMENT
                 VALUE,              PORTFOLIO  AVERAGE    PERIOD  AVERAGE   (LOSS) TO    AVERAGE   INCOME (LOSS)
                 END OF   TOTAL      TURNOVER  COMMISSION   (IN      NET      AVERAGE       NET      TO AVERAGE
                 PERIOD RETURN(A)      RATE     RATE(F)    000S)    ASSETS   NET ASSETS    ASSETS    NET ASSETS
                 ------ ------------ --------- ---------- -------- --------- ------------ --------- -------------
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
-------------------------------
1998--Class A
Shares.......... $19.85   11.12%       40.82%    $.0207   $697,590   1.67%     (0.27)%      1.80%       (0.40)%
1998--Class B
Shares..........  19.70   10.51        40.82      .0207     55,324   2.20      (0.90)       2.30        (1.00)
1998--Class C
Shares(b).......  19.56   (5.92)(d)    40.82      .0207      3,369   2.27(c)   (1.43)(c)    2.37(c)     (1.53)(c)
1998--Institu-
tional Shares...  19.97   11.82        40.82      .0207     56,263   1.08       0.30        1.18         0.20
1998--Service
Shares..........  19.84   11.25        40.82      .0207      3,035   1.55      (0.36)       1.65        (0.46)
----------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........  19.32   13.48        38.01      .0318    536,283   1.69      (0.07)       1.88        (0.26)
1997--Class B
Shares(b).......  19.24    2.83(d)     38.01      .0318     19,198   2.23(c)   (0.97)(c)    2.38(c)     (1.12)(c)
1997--Institu-
tional
Shares(b).......  19.40   12.53(d)     38.01      .0318     68,374   1.10(c)    0.43(c)     1.25(c)      0.28(c)
1997--Service
Shares(b).......  19.34   10.42(d)     38.01      .0318        674   1.60(c)   (0.40)(c)    1.75(c)     (0.55)(c)
----------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares..........  17.20   28.68        68.48         --    330,860   1.52       0.26        1.77         0.01
----------------------------------------------------------------------------------------------------------------------------
1995--Class A
Shares..........  14.52  (16.65)       84.54         --    275,086   1.73       0.40        1.98         0.15
----------------------------------------------------------------------------------------------------------------------------
1994--Class A
Shares..........  18.10   26.13        60.04         --    269,091   1.76       0.51        2.01         0.26
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1993--Class A
Shares(b).......  14.35    1.23(d)      0.00         --     66,063   1.80(c)   (0.42)(c)    2.58(c)     (1.20)(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 1, 1992, May 1, 1996, August 15, 1997, February 7, 1996 and March 6, 1996, respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME FROM
                                     INVESTMENT OPERATIONS(E)             DISTRIBUTIONS TO SHAREHOLDERS
                            ------------------------------------------ -----------------------------------
                                                        NET REALIZED                FROM NET
                  NET ASSET             NET REALIZED   AND UNREALIZED             REALIZED GAIN IN EXCESS
                   VALUE,      NET     AND UNREALIZED LOSS ON FOREIGN   FROM NET  ON INVESTMENT   OF NET   NET DECREASE NET ASSET
                  BEGINNING INVESTMENT GAIN (LOSS) ON CURRENCY RELATED INVESTMENT  AND OPTIONS  INVESTMENT IN NET ASSET VALUE, END
                  OF PERIOD   INCOME    INVESTMENTS     TRANSACTIONS     INCOME   TRANSACTIONS    INCOME      VALUE     OF PERIOD
                  --------- ---------- -------------- ---------------- ---------- ------------- ---------- ------------ ----------
                                                                                                      EMERGING MARKETS EQUITY FUND
 ---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998 -- Class A
Shares(b).......   $10.00      $ --        $(0.11)         $(0.20)         --           --          --        $(0.31)     $9.69
1998 -- Class B
Shares(b).......    10.00        --         (0.11)          (0.20)         --           --          --         (0.31)      9.69
1998 -- Class C
Shares(b).......    10.00        --         (0.10)          (0.20)         --           --          --         (0.30)      9.70
1998 -- Institu-
tional
Shares(b).......    10.00      0.01         (0.11)          (0.20)         --           --          --         (0.30)      9.70
1998 -- Service
Shares(b).......    10.00        --         (0.11)          (0.20)         --           --          --         (0.31)      9.69
                                                                                              RATIOS ASSUMING NO
                                                                                               VOLUNTARY WAIVER
                                                                                                   OF FEES
                                                                                            OR EXPENSE LIMITATIONS
                                                                                           ---------------------------
                                                                               RATIO OF                 RATIO OF NET
                                                    NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF     INVESTMENT
                               PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS)  EXPENSES TO    LOSS TO
                    TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    TO AVERAGE   AVERAGE NET    AVERAGE
                  RETURN(A)      RATE       RATE    (IN 000S)   NET ASSETS    NET ASSETS     ASSETS      NET ASSETS
                  ------------ --------- ---------- ---------- ------------ -------------- ------------ --------------
 ---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31, 1998
-------------------------------------
1998 -- Class A
Shares(b).......    (3.10)%(d)   3.35%    $0.0005    $17,681       1.90%(c)      0.55%(c)     5.88%(c)     (3.43)%(c)
1998 -- Class B
Shares(b).......    (3.10)(d)    3.35      0.0005         64       2.41(c)       0.05(c)      6.39(c)      (3.93)(c)
1998 -- Class C
Shares(b).......    (3.00)(d)    3.35      0.0005         73       2.48(c)      (0.27)(c)     6.46(c)      (4.25)(c)
1998 -- Institu-
tional
Shares(b).......    (3.00)(d)    3.35      0.0005     19,120       1.30(c)       0.80(c)      5.28(c)      (3.18)(c)
1998 -- Service
Shares(b).......    (3.10)(d)    3.35      0.0005          2       2.72(c)      (0.05)(c)     6.70(c)      (4.03)(c)

 ------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                         INCOME FROM                         DISTRIBUTIONS TO
                                   INVESTMENT OPERATIONS(E)                    SHAREHOLDERS
                           ---------------------------------------- ----------------------------------
                                                      NET REALIZED                          FROM NET      NET
                                                     AND UNREALIZED                         REALIZED    INCREASE   NET
                 NET ASSET    NET      NET REALIZED    ON FOREIGN              IN EXCESS    GAIN ON    (DECREASE) ASSET
                  VALUE,   INVESTMENT AND UNREALIZED    CURRENCY     FROM NET    OF NET    INVESTMENT    IN NET   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON    RELATED     INVESTMENT INVESTMENT AND FUTURES    ASSET    END OF
                 OF PERIOD   (LOSS)    INVESTMENTS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS   VALUE    PERIOD
                 --------- ---------- -------------- -------------- ---------- ---------- ------------ ---------- ------
                                                                                                ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1998--Class A
Shares..........  $16.31     $  --        $(5.78)        $(2.12)      $   --     $(0.03)     $   --      $(7.93)  $8.38
1998--Class B
Shares..........   16.24      0.01         (5.79)         (2.12)          --      (0.03)         --       (7.93)   8.31
1998--Class C
Shares(b).......   15.73      0.01         (5.43)         (1.99)          --      (0.03)         --       (7.44)   8.29
1998--Institu-
tional Shares...   16.33      0.10         (5.83)         (2.13)       (0.03)        --          --       (7.89)   8.44
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   16.49      0.06         (0.11)            --        (0.12)        --       (0.01)      (0.18)  16.31
1997--Class B
Shares(b).......   17.31     (0.05)        (0.48)            --        (0.51)     (0.03)         --       (1.07)  16.24
1997--Institu-
tional
Shares(b).......   16.61      0.04         (0.11)            --        (0.11)     (0.06)      (0.04)      (0.28)  16.33
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             13.31      0.17          3.44             --        (0.12)     (0.14)      (0.17)       3.18   16.49
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   14.18      0.11         (0.89)            --         0.01         --       (0.10)      (0.87)  13.31
                                                                                     RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER
                                                                                        OF FEES OR
                                                                                   EXPENSE LIMITATIONS
                                                                                  -----------------------
                                                     NET   RATIO OF   RATIO OF
                                                   ASSETS    NET        NET       RATIO OF    RATIO OF
                                                   AT END  EXPENSES  INVESTMENT   EXPENSES       NET
                                                     OF       TO       INCOME        TO      INVESTMENT
                              PORTFOLIO  AVERAGE   PERIOD  AVERAGE   (LOSS) TO    AVERAGE   INCOME (LOSS)
                   TOTAL      TURNOVER  COMMISSION   (IN     NET      AVERAGE       NET      TO AVERAGE
                 RETURN(A)      RATE     RATE(F)    000S)   ASSETS   NET ASSETS    ASSETS    NET ASSETS
                 ------------ --------- ---------- ------- --------- ------------ --------- -------------
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
------------------------------
1998--Class A
Shares..........  (48.49)%     105.16%    $.0070   $87,437   1.75%      0.31%       1.99%        0.07%
1998--Class B
Shares..........  (48.70)      105.16      .0070     3,359   2.30      (0.29)       2.50        (0.49)
1998--Class C
Shares(b).......  (47.17)(d)   105.16      .0070       436   2.35(c)   (0.26)(c)    2.55(c)     (0.46)(c)
1998--Institu-
tional Shares...  (48.19)      105.16      .0070       874   1.11       0.87        1.31         0.67
------------------------------------------------------------------------------------------------------------------------
1997--Class A
Shares..........   (1.01)       48.40      .0151   263,014   1.67       0.20        1.87         0.00
1997--Class B
Shares(b).......   (6.02)(d)    48.40      .0151     3,354   2.21(c)   (0.56)(c)    2.37(c)     (0.72)(c)
1997--Institu-
tional
Shares(b).......   (1.09)(d)    48.40      .0151    13,322   1.10(c)    0.54(c)     1.26(c)      0.38 (c)
------------------------------------------------------------------------------------------------------------------------
1996--Class A
Shares             26.49        88.80         --   205,539   1.77       1.05        2.02         0.80
FOR THE PERIOD ENDED JANUARY 31,
--------------------------------
1995--Class A
Shares(b).......   (5.46)(d)    36.08         --   124,298   1.90(c)    1.83(c)     2.38(c)      1.35(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Class A, Class B, Class C and Institutional share activity commenced on July 8, 1994, May 1, 1996, August 15, 1997 and February 2, 1996,
    respectively.
(c) Annualized.
(d) Not annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. In particular, each Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund's net currency positions may expose it to risks independent of its securities positions. There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, bonds with attached warrants, equity-related transferable securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques."

  Actively Managed Funds. The International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  Quantitative Style Fund. The CORE International Equity Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE International Equity Fund's investment process. This investment process and the proprietary multifactor models used to implement it are discussed below.

  Investment Process. The Investment Adviser begins with a broad universe of foreign equity securities for the CORE International Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. The Investment Adviser may rely on research from both the Goldman Sachs Global Investment Research Department (the "Research Department") and other industry sources.

  In building a diversified portfolio for the CORE International Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. The Fund's portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the Fund's benchmark.

  Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

  Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, the CORE International Equity Fund seeks to capitalize on the strengths of each discipline.

 CORE INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  For a description of the investment process of the Fund, see "Investment Objectives and Policies--Quantitative Style Fund."

  Other. The Fund may invest only in fixed-income securities that are considered to be cash equivalents.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other. Up to 35% of the Fund's total assets may be invested in fixed-income securities.

 JAPANESE EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets as described under "Risk Factors--Special Risks of Investment in the Japanese Markets."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities.

 INTERNATIONAL SMALL CAP FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economics which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in Asian and Other Emerging Markets," which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging
Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries;
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. Under normal circumstances, the Fund maintains investments in at least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand, as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the Investment Adviser's views of the relative attractiveness of the Asian markets and particular issuers. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

                           DESCRIPTION OF SECURITIES

  The Funds may invest in equity and fixed income securities in accordance with the investment policies stated above. Certain of these permitted investments are described in more detail in this section.

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund will invest in the securities of foreign issuers. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund may have currency exposure independent of its securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, each Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  Each Fund may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of International Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED-INCOME SECURITIES

  Each Fund may invest in fixed-income securities, including U.S. Government securities, corporate debt obligations, obligations issued by U.S. or foreign banks (including without limitation, time deposits, bankers' acceptances and certificates of deposit), mortgage-backed securities (including stripped mortgage-backed securities) and asset-backed securities.

  Investments in fixed-income securities may include obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  Fixed-income investments may also include investments in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

  Each Fund (other than the CORE International Equity Fund, which only invests in debt instruments that are cash equivalents) may invest up to 35% of its total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, each Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, each Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities, foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

EQUITY SWAPS

  Each Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain stripped mortgage-backed securities, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities, subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Each Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE International Equity Fund) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE International Equity Fund and Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights;
(ii) currency swaps; (iii) other investment companies including World Equity Benchmark Shares and Standard & Poor's Depository Receipts; (iv) unseasoned companies; and (v) custodial receipts.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. For more information, see the Additional Statement.


                                 RISK FACTORS

  RISKS OF INVESTING IN EQUITY SECURITIES. In general, the Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, certain foreign stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

  RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, less institutional investor interest and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such Countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their financial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the assets of the Asia Growth Fund were invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valuations relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

  Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  SPECIAL RISKS OF INVESTMENTS IN THE JAPANESE MARKETS. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. Accordingly, the Japanese Equity Fund's performance will be closely tied to economic and market conditions in Japan, and may be more volatile than more geographically diversified funds. Changes in regulatory, as well as tax or economic, policy in Japan could significantly affect the Japanese securities markets and, therefore, the Japanese Equity Fund's performance.

  Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pressures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and structural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objective.

  Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry continued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

  The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

  During the recent past the average stock market prices of Japanese companies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

  RISKS OF INVESTING IN FIXED-INCOME SECURITIES. When interest rates decline, the market value of fixed- income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the historical portfolio turnover rate of each Fund (other than the Japanese Equity and International Small Cap Funds). It is anticipated that the annual portfolio turnover rates of the Japanese Equity and International Small Cap Funds will generally not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE International Equity Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                              YEARS
                                                              PRIMARILY
           NAME AND TITLE          FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
           --------------          -------------------        ----------- ----------------------------
  Anna G. Antici                   Portfolio Manager--           Since      Ms. Antici joined the
   Vice President                  Emerging Markets              1998       Investment Adviser in
                                                                            1997. From 1974 to 1997,
                                                                            she was a Vice President
                                                                            for HSBC Asset
                                                                            Management, where she
                                                                            was a portfolio manager
                                                                            for emerging markets and
                                                                            head of the Latin
                                                                            American Department. In
                                                                            1993, she was a senior
                                                                            research analyst for
                                                                            Baring Securities.
------------------------------------------------------------------------------------------------------
  Robert A. Beckwitt               Senior Portfolio Manager--    Since      Mr. Beckwitt joined the
   Vice President and              Emerging Markets Equity       1997       Investment Adviser in
   Co-Head Emerging Market                                                  1996. From 1986 to 1996,
   Equities                                                                 he was Chief Investment
                                                                            Strategist-Portfolio
                                                                            Adviser to high net
                                                                            worth investors at
                                                                            Fidelity Investments.
------------------------------------------------------------------------------------------------------
  Guy P. de C. Bennett             Portfolio Manager--           Since      Mr. Bennett joined the
   Vice President                  International Equity          1997       Investment Adviser in
                                   Senior Portfolio Manager                 1996 and is also co-head
                                   Japanese Equity               1998       of GSAM's Japanese
                                                                            Equity Group in Tokyo.
                                                                            From 1984 to 1996, he
                                                                            was a portfolio manager
                                                                            and an Executive
                                                                            Director at CIN
                                                                            Management.
------------------------------------------------------------------------------------------------------
  Melissa Brown                    Senior Portfolio Manager--    Since      Ms. Brown joined the
   Vice President                  CORE International Equity     1998       Investment Adviser in
                                                                            1998. From 1984 to 1998,
                                                                            she was the director of
                                                                            Quantitative Equity
                                                                            Research and served on
                                                                            the Investment Policy
                                                                            Committee at Prudential
                                                                            Securities.
------------------------------------------------------------------------------------------------------
  Mark M. Carhart                  Senior Portfolio Manager--    Since      Mr. Carhart joined the
   Vice President                  CORE International Equity     1998       Investment Adviser in
                                                                            1997, as a member of the
                                                                            Quantitative Research
                                                                            and Risk Management
                                                                            team. From August 1995
                                                                            to September 1997, he
                                                                            was Assistant Professor
                                                                            of Finance at the
                                                                            Marshall School of
                                                                            Business at USC and a
                                                                            Senior Fellow of the
                                                                            Wharton Financial
                                                                            Institutions Center.

                                                  YEARS
                                                  PRIMARILY
     NAME AND TITLE    FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
     --------------    -------------------        ----------- ----------------------------
  Kent A. Clark        Senior Portfolio Manager--    Since      Mr. Clark joined the
   Vice President      CORE International Equity     1997       Investment Adviser in
                                                                1992.
------------------------------------------------------------------------------------------
  Ivor H. Farman       Portfolio Manager--           Since      Mr. Farman joined the
   Executive Director  International Equity          1996       Investment Adviser in
                                                                1996. From 1995 to 1996,
                                                                he was responsible for
                                                                originating and
                                                                marketing French equity
                                                                ideas at Exane in Paris.
                                                                From 1994 to 1995, he
                                                                was engaged in French
                                                                equity research and
                                                                marketing at Banque
                                                                Nationale de Paris and
                                                                Schroders in London.
------------------------------------------------------------------------------------------
  Paul Greener         Portfolio Manager--           Since      Mr. Greener joined the
   Associate           CORE International Equity     1998       Investment Adviser in
                                                                1996 as a member of the
                                                                U.K. and European Equity
                                                                Team responsible for
                                                                European general
                                                                retailers, business
                                                                services and technology
                                                                sectors. Prior to
                                                                joining GSAM, he was an
                                                                equity analyst for two
                                                                years at CIN Management.
------------------------------------------------------------------------------------------
  James P. Hordern     Portfolio Manager--           Since      Mr. Hordern joined the
   Executive Director  International Small Cap       1998       Investment Adviser in
                                                                1997. From 1991 to 1997,
                                                                he was an Assistant
                                                                Director and portfolio
                                                                manager at Mercury Asset
                                                                Management on the
                                                                European Specialist
                                                                Team.
------------------------------------------------------------------------------------------
  Raymond J. Iwanowski Portfolio Manager--           Since      Mr. Iwanowski joined the
   Vice President      CORE International Equity     1988       Investment Adviser in
                                                                1998. Prior to joining
                                                                the Investment Adviser,
                                                                he spent three years at
                                                                Salomon Brothers, where
                                                                he was a Vice President
                                                                and head of the Fixed
                                                                Derivatives Client
                                                                Research group.
------------------------------------------------------------------------------------------
  Robert C. Jones      Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director   CORE International Equity     1997       Investment Adviser in
                                                                1989. From 1987 to 1989,
                                                                he was the senior
                                                                quantitative analyst in
                                                                the Goldman, Sachs & Co.
                                                                Investment Research
                                                                Department.
------------------------------------------------------------------------------------------
  Shigeka Kouda        Portfolio Manager--           Since      Mr. Kouda joined the
   Vice President      Japanese Equity               1998       Investment Adviser in
                                                                1997. From 1992 to 1997,
                                                                he was at the Fixed
                                                                Income Division of
                                                                Goldman Sachs (Japan)
                                                                Limited, where he was
                                                                extensively involved in
                                                                emerging markets trading
                                                                as well as International
                                                                Fixed Income
                                                                institutional sales.
------------------------------------------------------------------------------------------
  Ralf Laier           Portfolio Manager--           Since      Mr. Laier joined the
   Vice President      Emerging Markets              1998       Investment Adviser in
                                                                1997 and is a portfolio
                                                                manager with a focus on
                                                                Central/Eastern Europe
                                                                (CEE) and the
                                                                Commonwealth of
                                                                Independent States
                                                                (CIS). Prior to joining
                                                                the Investment Adviser,
                                                                from 1995 to 1997, he
                                                                was Vice President of
                                                                Soros Global Research
                                                                where he analyzed
                                                                investment opportunities
                                                                in CEE/CI. From 1994 to
                                                                1995, he achieved a
                                                                Ph.D. from the Academy
                                                                of Economics in Pozan,
                                                                Poland, and from 1992 to
                                                                1994 he worked for the
                                                                Polish Ministry of
                                                                Privatization as a
                                                                Project Director
                                                                developing privatization
                                                                strategies for several
                                                                industry sectors.
------------------------------------------------------------------------------------------

                                                     YEARS
                                                     PRIMARILY
      NAME AND TITLE      FUND RESPONSIBILITY        RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
      --------------      -------------------        ----------- ----------------------------
  Alice Lui               Portfolio Manager--           Since      Ms. Lui joined the
   Vice President         Asia Growth                   1994       Investment Adviser
                                                                   in 1990. Prior to 1990,
                                                                   she was a management
                                                                   consultant with Andersen
                                                                   Consulting in Hong Kong.
---------------------------------------------------------------------------------------------
  Shogo Maeda             Portfolio Manager--           Since      Mr. Maeda joined the
   Managing Director      International Equity          1994       Investment Adviser in
                          International Small Cap       1998       1994. From 1987 to 1994,
                          Senior Portfolio Manager--               he worked at Nomura
                          Japanese Equity               1998       Investment Management
                                                                   Incorporated as a Senior
                                                                   Portfolio Manager.
---------------------------------------------------------------------------------------------
  Susan Noble             Senior Portfolio Manager--    Since      Ms. Noble joined the
   Executive Director     International Equity          1998       Investment Adviser in
                                                                   October 1997 as Senior
                                                                   Portfolio Manager and
                                                                   head of the European
                                                                   Equity team. From 1986
                                                                   to 1997, she worked at
                                                                   Fleming Investment
                                                                   Management in London,
                                                                   where she most recently
                                                                   was Portfolio Management
                                                                   Director for the
                                                                   European equity
                                                                   investment strategy and
                                                                   process.
---------------------------------------------------------------------------------------------
  Warwick M. Negus        Senior Portfolio Manager--    Since      Mr. Negus joined the
   Managing Director and  Asia Growth                   1994       Investment Adviser in
   Co-Head Emerging       Portfolio Manager--                      1994. From 1987 to 1994,
   Market                 International Equity          1994       he was a Vice President
   Equities               Emerging Markets Equity       1997       of Bankers Trust
                          International Small Cap       1998       Australia Ltd where he
                                                                   was the Chief Investment
                                                                   Officer of their
                                                                   Southeast Asian
                                                                   investment team. He is
                                                                   also a member of Goldman
                                                                   Sachs Asset Management's
                                                                   global asset allocation
                                                                   committee.
---------------------------------------------------------------------------------------------
  Ebru Ozsezgin           Portfolio Manager--           Since      Ms. Ozsezgin joined the
   Vice President         Emerging Markets              1998       Investment Adviser in
                                                                   1997 and is a portfolio
                                                                   manager with a focus on
                                                                   the Mediterranean and
                                                                   Middle East region. From
                                                                   1996 to 1997, she was a
                                                                   portfolio manager at
                                                                   Foreign & Colonial,
                                                                   responsible for Middle
                                                                   East investments. From
                                                                   1994 to 1996, she was a
                                                                   fund manager with
                                                                   Framlington Investment
                                                                   Management. From 1990 to
                                                                   1994, she was a manager
                                                                   at Global Securities
                                                                   Ltd.
---------------------------------------------------------------------------------------------
  Victor H. Pinter        Senior Portfolio Manager--    Since      Mr. Pinter joined the
   Vice President         CORE International Equity     1997       Investment Adviser in
                                                                   1990. From 1985 to 1990,
                                                                   he was a project manager
                                                                   in the Information
                                                                   Technology Division of
                                                                   the Investment Adviser.
---------------------------------------------------------------------------------------------
  Ramakrishna Shankar     Portfolio Manager--           Since      Mr. Shankar joined the
   Vice President         Asia Growth                   1997       Investment Adviser in
                          Emerging Markets Equity       1998       1997. From July 1996 to
                                                                   1997, he worked for
                                                                   Goldman, Sachs & Co. in
                                                                   Singapore as a strategic
                                                                   advisor for transactions
                                                                   involving infrastructure
                                                                   industries in Asia. From
                                                                   1988 to 1996, he worked
                                                                   at Goldman, Sachs & Co.
                                                                   as an investment banker
                                                                   in the Investment
                                                                   Banking Division.
---------------------------------------------------------------------------------------------
  Miyako Shibamoto        Portfolio Manager--           Since      Ms. Shibamoto joined the
   Vice President         Japanese Equity               1998       Japanese Equity team in
                                                                   March 1998. From 1993 to
                                                                   1998, she was a Vice
                                                                   President at Scudder
                                                                   Stevens and Clark
                                                                   (Japan).

                                       YEARS
                                       PRIMARILY
   NAME AND TITLE  FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
   --------------  ------------------- ----------- ----------------------------
  Andrew Shrimpton Portfolio Manager--    Since      Mr. Shrimpton joined the
   Vice President  Emerging Markets       1998       Investment Adviser in
                                                     1996, and is a portfolio
                                                     manager with a focus on
                                                     Africa as well as the
                                                     financial industry in
                                                     the EMEA region. Prior
                                                     to joining the
                                                     Investment Adviser,
                                                     since 1985, he was a UK
                                                     equity analyst and
                                                     portfolio manager for
                                                     CIN Management, where he
                                                     initiated CIN
                                                     Management's first
                                                     investments in Latin
                                                     America.
-------------------------------------------------------------------------------
  Robert Stewart   Portfolio Manager--    Since      Mr. Stewart joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1994 to 1996,
                                                     he was at CIN Management
                                                     as a portfolio manager,
                                                     managing Japanese
                                                     equities.
-------------------------------------------------------------------------------
  Takeya Suzuki    Portfolio Manager--    Since      Mr. Suzuki joined the
   Vice President  Japanese Equity        1998       Investment Adviser in
                                                     1996. From 1990 to 1996,
                                                     he was a Japanese equity
                                                     portfolio manager at
                                                     Nomura Investment
                                                     Management where he
                                                     actively managed assets
                                                     for U.S. pension funds.


  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                               FOR THE FISCAL
                                                CONTRACTUAL YEAR OR PERIOD ENDED
                                                   RATE*     JANUARY 31, 1998*
                                                ----------- --------------------
     GSAM
    --------
     CORE International Equity ................    0.85%           0.75%
     GSAMI
    ---------
     International Equity......................    1.00%           0.90%
     Japanese Equity...........................    1.00%             N/A
     International Small Cap...................    1.20%             N/A
     Emerging Markets Equity...................    1.20%           1.10%
     Asia Growth...............................    1.00%           0.86%

---------------------
*All numbers are annualized. The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. Effective September 1, 1998, the management fee for the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds will equal 0.85%, 1.00%, 1.20% and 1.00%, respectively.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.12%, 0.10%, 0.01%, 0.16%, 0.15% and 0.16% per annum of the average daily net assets of the CORE International Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service Shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the Shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st Century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation, the fees payable to the Investment Adviser; custodial and transfer agency fees; service fees paid to Service Organizations; brokerage fees and commissions; filing fees for the registration or qualification of the Fund's Shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary organizational expenses, if any, incurred by the Trust.


                                NET ASSET VALUE

  The NAV per Share of each Class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). The NAV per share of each Class is calculated by determining the net assets attributed to each Class and dividing by the number of outstanding Shares of that Class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV.

The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance data which are based on the NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Each Fund's total return will be calculated separately for each Class of Shares in existence. Because each Class of Shares may be subject to different expenses, the total return calculations with respect to each Class of Shares for the same period will differ. See "Shares of the Trust."

  The Funds' performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. Each Fund (except the Japanese Equity, International Small Cap and CORE International Equity Funds) was formerly a series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and was reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify Shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of Shares into one or more Classes. Information about the Trust's other series and classes is contained in separate prospectuses.

  When issued, Shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to the shareholders of such Class. All Shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per Share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their shares.

  As of April 3, 1998, Goldman Sachs CORE International Equity Fund Omnibus A/C - Growth and Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 29.1% CORE International Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' Shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund Shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The Japanese Equity and International Small Cap Funds intend to elect and each other Fund has elected to be treated as a regulated investment company, and each Fund intends to continue to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund will be taxed as long-term capital gain, regardless of the length of time a shareholder has held Shares or whether such gain was reflected in the price paid for the Shares. These tax consequences will apply whether distributions are received in cash or reinvested in Shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying Shares immediately prior to a distribution. Investors who purchase Shares shortly before the record date for a distribution will pay a per Share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of Shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty, if any) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds may elect to pass such foreign taxes through to their shareholders, who would then take such taxes into account on their own tax returns. Alternatively, the Funds may simply deduct such taxes in determining the amounts available for distribution to shareholders. Generally, the Funds have taken the latter approach and anticipate that they may continue to do so.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in Shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplications, only one copy of such reports may be sent to recordholders with the same mailing address. Recordholders of Institutional Shares who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs as provided below. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services with respect to beneficial ownership of Institutional Shares.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid: (i) in cash; or (ii) in additional Institutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. Each Fund will pay dividends from net investment income, and dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of Shares of a Fund, a portion of the NAV per Share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such Shares from such income or realized appreciation may be taxable to the investor even if the NAV of the investor's Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day at the NAV per Share next determined after receipt of an order. No sales load will be charged. Currently, the NAV is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time,

4:00 p.m. New York time) as described under "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within 3 Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of Shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by qualified investors by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs International Equity Funds--Name of Fund and Class of Shares" and should be directed to "Goldman Sachs International Equity Funds--Name of Fund and Class of Shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  Institutional Shares of the Fund are offered to: (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) any state, county, city or any instrumentality, department, authority or agency thereof; (d) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (e) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (f) registered investment advisers investing for accounts for which they receive asset-based fees. With respect to these investors, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates.

  The minimum initial investment in Institutional Shares for (a) individual investors; (b) qualified non-profit organizations, charitable trusts, foundations and endowments; and (c) accounts over which GSAM or its advisory affiliates have investment discretion is $10,000,000.

  The foregoing minimum investment requirements may be waived at the discretion of the Trust's officers. In addition, the minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf, purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form by or on behalf of a customer when the order is accepted by the authorized institution or intermediary on a Business Day, and the order will be priced at a Fund's NAV per Share next determined after such acceptance. The institution or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer should contact an institution to learn whether it is authorized to accept orders for the Trust. Such institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other servicing and/or sub-transfer agency payments borne by the Funds and their Share Classes.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions (including banks, trust companies, brokers and investment advisers) and other persons in connection with the sale and/or servicing of Shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in the Trust), and subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among institutions depending upon such factors as the amounts their clients have invested (or may invest) in particular portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem the Institutional Shares of any shareholder of record whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give 60 days' prior written notice to recordholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of Shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

                               EXCHANGE PRIVILEGE


  Institutional Shares of the Fund may be exchanged for: (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose; and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the NAV next determined either by writing to Goldman Sachs, Attention: Goldman Sachs International Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its Shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on 60 days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                       REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of a recordholder of such Shares on any Business Day at the NAV next determined after receipt of a request in proper form by Goldman Sachs from the recordholder. (See "Purchase of Institutional Shares--Other Purchase Information" for a description of limited situations where an institution or other intermediary may be authorized to accept requests for the Funds.) If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to 15 days. Redemption requests may be made by a shareholder of record by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A shareholder of record may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each recordholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the recordholder's Account Information Form or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the recordholder's bank in the transfer process. If a problem with such performance arises, the recordholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by an institution.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to a Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQINTLPROINS
501414
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
INTERNATIONAL
EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



LOGO
Goldman
Sachs

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS              GOLDMAN SACHS FIXED INCOME FUNDS
March 1, 1998, as revised     INSTITUTIONAL SHARES

September 1, 1998

GOLDMAN SACHS ADJUSTABLE RATE          GOLDMAN SACHS MUNICIPAL INCOME FUND
GOVERNMENT FUND                        Seeks a high level of current income
                                       that is exempt from regular federal in-
  Seeks a high level of current        come tax, consistent with preservation
  income, consistent with low          of capital. The Fund invests primarily
  volatility of principal. The         in municipal securities.
  Fund invests primarily in ad-
  justable rate mortgage pass-      GOLDMAN SACHS CORE FIXED INCOME FUND
  through securities and other
  mortgage securities with peri-       Seeks a total return consisting of
  odic interest rate resets,           capital appreciation and income that
  which are issued or guaranteed       exceeds the total return of the Lehman
  by the U.S. government, its          Brothers Aggregate Bond Index. The Fund
  agencies, instrumentalities or       invests primarily in fixed-income
  sponsored enterprises.               securities, including securities issued
                                       or guaranteed by the U.S. government,
GOLDMAN SACHS SHORT DURATION           its agencies, instrumentalities or
GOVERNMENT FUND                        sponsored enterprises, corporate
                                       securities, mortgage-backed securities
  Seeks a high level of current        and asset-backed securities.
  income and secondarily, in
  seeking current income, may       GOLDMAN SACHS GLOBAL INCOME FUND
  also consider the potential for
  capital appreciation. The Fund       Seeks a high total return, emphasizing
  invests primarily in securities      current income and, to a lesser extent,
  issued or guaranteed by the          providing opportunities for capital
  U.S. government, its agencies,       appreciation. The Fund invests
  instrumentalities or sponsored       primarily in a portfolio of high
  enterprises.                         quality fixed-income securities of U.S.
                                       and foreign issuers and foreign
GOLDMAN SACHS SHORT DURATION           currencies.
TAX-FREE FUND
                                    GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current
  income, consistent with rela-        Seeks a high level of current income
  tively low volatility of prin-       and may also consider the potential for
  cipal, that is exempt from reg-      capital appreciation. The Fund invests
  ular federal income tax. The         primarily in fixed-income securities
  Fund invests primarily in mu-        rated below investment grade.
  nicipal securities.

GOLDMAN SACHS GOVERNMENT
INCOME FUND

  Seeks a high level of current
  income, consistent with safety
  of principal. The Fund invests
  primarily in securities, in-
  cluding mortgage-backed securi-
  ties, issued or guaranteed by
  the U.S. government, its agen-
  cies, instrumentalities or
  sponsored enterprises.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights......................   1
Fees and Expenses....................   7
Financial Highlights.................   9
Investment Objectives and Policies...  15
Description of Securities............  22
Risk Factors.........................  31
Investment Techniques................  34
Investment Restrictions..............  37
Portfolio Turnover...................  38
Management...........................  38
Dividends............................  42
Expenses.............................  43

                                                               PAGE
                                                               ----
                         Net Asset Value.....................   44
                         Performance Information.............   44
                         Shares of the Trust.................   45
                         Taxation............................   46
                         Additional Information..............   47
                         Reports to Shareholders.............   48
                         Purchase of Institutional Shares....   48
                         Exchange Privilege..................   51
                         Redemption of Institutional Shares..   51
                         Appendix............................  A-1
                         Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

                                                          EXPECTED
                                                        APPROXIMATE
                                                          INTEREST
                    INVESTMENT                              RATE
  FUND NAME         OBJECTIVES           DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY
 --------------------------------------------------------------------------------------------
ADJUSTABLE      A high level of     Target = 6-month    9-month note At least 65% of       U.S. Government
RATE            current income,     to 1-year                        total assets in       Securities
GOVERNMENT      consistent with     U.S. Treasury                    securities issued or
FUND            low volatility      Security                         guaranteed by the
                of principal.       Maximum = 2 years                U.S. government,
                                                                     its agencies,
                                                                     instrumentalities
                                                                     or sponsored
                                                                     enterprises
                                                                     ("U.S. Government
                                                                     Securities'')
                                                                     that are adjustable
                                                                     rate mortgage
                                                                     pass-through
                                                                     securities and
                                                                     other mortgage
                                                                     securities with
                                                                     periodic interest
                                                                     rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = 2-year     2-year bond  At least 65% of       U.S. Government
GOVERNMENT      current income,     U.S. Treasury                    total assets in       Securities
FUND            and secondarily,    Security plus                    U.S. Government
                in seeking current  or minus .5 years                Securities
                income, may also    Maximum = 3 years                and repurchase
                consider the poten-                                  agreements
                tial for capital                                     collateralized
                appreciation.                                        by such securities.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa
TAX-FREE        current income,     Brothers                         net assets in
FUND            consistent with     3-year Municipal                 municipal securities.
                low volatility      Bond Index
                of principal,       plus or minus
                that is exempt      .5 years
                from regular        Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of     Target = Lehman     5-year bond  At least 65% of total U.S. Government
INCOME          current income,     Brothers Mutual                  assets in U.S.        Securities; non-U.S.
FUND            consistent with     Fund Government/                 Government            Government
                safety of           Mortgage Index                   Securities, including Securities =
                principal.          plus or minus                    mortgage-backed       AAA/Aaa
                                    1 year                           U.S. Government
                                    Maximum = 6 years                Securities and
                                                                     repurchase
                                                                     agreements
                                                                     collateralized by
                                                                     U.S. Government
                                                                     Securities.
  FUND NAME      OTHER INVESTMENTS      BENCHMARK
 --------------------------------------------------------------------------------------------
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
 --------------------------------------------------------------------------------------------
SHORT DURATION  Mortgage pass-      2-year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
 --------------------------------------------------------------------------------------------
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
 --------------------------------------------------------------------------------------------
GOVERNMENT      Non-government      Lehman Brothers
INCOME          mortgage pass-      Mutual Fund
FUND            through securities, Government/
                asset-backed        Mortgage Index
                securities and
                corporate
                fixed-income
                securities.

                                                         EXPECTED
                                                       APPROXIMATE
                                                         INTEREST
                  INVESTMENT                               RATE
 FUND NAME        OBJECTIVES            DURATION       SENSITIVITY    INVESTMENT SECTOR
 -----------------------------------------------------------------------------------------
MUNICIPAL    A high level of      Target = Lehman      15-year bond At least 80% of
INCOME       current income       Brothers 15-year                  net assets in
FUND         that is exempt       Municipal Bond                    municipal securities.
             from regular         Index plus
             federal income       or minus 1 year
             tax, consistent      Maximum = 12 years
             with preservation
             of capital.
 -----------------------------------------------------------------------------------------
CORE FIXED   Total return         Target = Lehman      5-year bond  At least 65% of
INCOME FUND  consisting           Brothers                          assets in fixed-income
             of capital           Aggregate Bond                    securities, including
             appreciation         Index plus or                     U.S. Government
             and income that      minus 1 year                      Securities, corporate,
             exceeds the total    Maximum = 6 years                 mortgage-backed
             return of the                                          and asset-backed
             Lehman Brothers                                        securities.
             Aggregate Bond
             Index.
 -----------------------------------------------------------------------------------------
GLOBAL       A high total return, Target = J.P. Morgan 6-year bond  Securities of U.S.
INCOME       emphasizing current  Global Government                 and foreign
FUND         income, and, to a    Bond Index                        governments and
             lesser extent,       (hedged)                          corporations.
             providing            plus or minus
             opportunities        2.5 years
             for capital          Maximum = 7.5 years
             appreciation.
 -----------------------------------------------------------------------------------------
HIGH YIELD   A high level of      Target = Lehman      6-year bond  At least 65% of
FUND         current income       Brothers High                     assets in fixed-
             and capital          Yield Bond Index                  income securities
             appreciation.        plus or minus                     rated below
                                  2.5 years                         investment grade,
                                  Maximum =7.5 years                including U.S. and
                                                                    non-U.S. dollar
                                                                    corporate debt,
                                                                    foreign government
                                                                    securities,
                                                                    convertible
                                                                    securities
                                                                    and preferred stock.
 FUND NAME     CREDIT QUALITY      OTHER INVESTMENTS       BENCHMARK
 -----------------------------------------------------------------------------------------
MUNICIPAL    Minimum = BBB/Baa   U.S. Government        Lehman Brothers
INCOME       Average = AA/Aa     Securities and         15-Year
FUND                             repurchase             Municipal
                                 agreements             Bond Index
                                 collateralized by
                                 such securities.
 -----------------------------------------------------------------------------------------
CORE FIXED   Minimum = BBB/Baa   Foreign fixed-         Lehman Brothers
INCOME FUND  Minimum for non-    income,                Aggregate Bond
             dollar securities = municipal and          Index
             AA/Aa               convertible
                                 securities,
                                 foreign currencies
                                 and repurchase
                                 agreements
                                 collateralized
                                 by U.S.
                                 Government
                                 Securities.
 -----------------------------------------------------------------------------------------
GLOBAL       Minimum =  BBB/Baa  Mortgage and asset-    J.P. Morgan
INCOME       At least 50% =      backed securities,     Global
FUND         AAA/Aaa             foreign currencies     Government Bond
                                 and repurchase         Index (hedged)
                                 agreements
                                 collateralized by
                                 U.S. Government
                                 Securities or
                                 certain foreign
                                 government securities.
 -----------------------------------------------------------------------------------------
HIGH YIELD   At least 65% =      Mortgage-backed        Lehman Brothers
FUND         BB/Ba or below      and asset-backed       High Yield
                                 securities, U.S.       Bond Index
                                 Government
                                 Securities,
                                 investment grade
                                 corporate fixed-
                                 income securities,
                                 structured
                                 securities,
                                 foreign currencies
                                 and repurchase
                                 agreements
                                 collateralized by
                                 U.S. Government
                                 Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations, and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Because of their tax-exempt status, the yields and market values of municipal securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Diversified and Non-Diversified Funds. Each Fund, other than the Global Income Fund, is a "diversified open-end management company" as defined under the Investment Company Act of 1940, as amended (the "Act"). The Global Income Fund is a "non-diversified" open-end management company as defined under the Act, and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment for the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds is $50,000 in Institutional Shares of a Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose. The minimum initial investment for the Government Income, Municipal Income, Global Income and High Yield Funds is either $1,000,000 or $10,000,000 depending upon an investor's eligibility.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

   You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

   You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
                                                   DIVIDENDS
                                               ------------------ CAPITAL GAINS
    FUND                                       DECLARED    PAID   DISTRIBUTIONS
    ----                                       ------------------ -------------
  Adjustable Rate Government.................. Daily     Monthly  Annually
  Short Duration Government................... Daily     Monthly  Annually
  Short Duration Tax-Free..................... Daily     Monthly  Annually
  Government Income........................... Daily     Monthly  Annually
  Municipal Income............................ Daily     Monthly  Annually
  Core Fixed Income........................... Daily     Monthly  Annually
  Global Income............................... Monthly   Monthly  Annually
  High Yield.................................. Daily     Monthly  Annually

   Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which they have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."

                   FEES AND EXPENSES (INSTITUTIONAL SHARES)



                          ADJUSTABLE   SHORT     SHORT                         CORE
                             RATE     DURATION  DURATION GOVERNMENT MUNICIPAL FIXED  GLOBAL HIGH
                          GOVERNMENT GOVERNMENT TAX-FREE   INCOME    INCOME   INCOME INCOME YIELD
                             FUND       FUND      FUND      FUND      FUND     FUND   FUND  FUND
                          ---------- ---------- -------- ---------- --------- ------ ------ -----
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases..     none       none      none      none      none     none   none  none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends.............     none       none      none      none      none     none   none  none
 Redemption Fees........     none       none      none      none      none     none   none  none
 Exchange Fees..........     none       none      none      none      none     none   none  none
ANNUAL FUND OPERATING EXPENSES: (as
 a percentage of average daily net
 assets)/1/
 Management Fees (after
  applicable limita-
  tions)/2/.............     0.40%      0.50%     0.35%     0.54%     0.50%    0.40%  0.65% 0.70%
 Distribution Fees......     none       none      none      none      none     none   none  none
 Other Expenses (after
  applicable
  limitations)/3/.......     0.09%      0.04%     0.04%     0.04%     0.04%    0.14%  0.04% 0.06%
                             ----       ----      ----      ----      ----     ----   ----  ----
TOTAL FUND OPERATING
 EXPENSES (after fee and
 expense
 limitations)/4/........     0.49%      0.54%     0.39%     0.58%     0.54%    0.54%  0.69% 0.76%
                             ====       ====      ====      ====      ====     ====   ====  ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $ 5     $16     $27     $62
Short Duration Government.......................  $ 6     $17     $30     $68
Short Duration Tax-Free.........................  $ 4     $13     $22     $49
Government Income...............................  $ 6     $19     $32     $73
Municipal Income................................  $ 6     $17     $30     $68
Core Fixed Income...............................  $ 6     $17     $30     $68
Global Income...................................  $ 7     $22     $38     $86
High Yield......................................  $ 8     $24     $42     $94

--------
/1/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/ The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively. Without such limitations, management fees would be 0.40%, 0.65%, 0.55% and 0.90% of each Fund's average daily net assets, respectively.
/3/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Institutional Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00% 0.10%, 0.00% and 0.02%
    of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the Institutional Shares of the Funds would be as set forth below:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Adjustable Rate Government..........................  0.12%        0.52%
   Short Duration Government...........................  0.26%        0.76%
   Short Duration Tax-Free.............................  0.63%        1.03%
   Government Income...................................  0.41%        1.06%
   Municipal Income....................................  0.35%        0.90%
   Core Fixed Income...................................  0.34%        0.74%
   Global Income.......................................  0.18%        1.08%
   High Yield..........................................  0.37%        1.07%

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service and Class A Shares and, with the exception of the Adjustable Rate Government Fund, Class B and Class C Shares. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds also offer Administration Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  Institutions that invest in Institutional Shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. Such fees, if any, may affect the return such customers realize with respect to their investments.

  Certain institutions that invest in Institutional Shares on behalf of their customers may receive certain compensation in connection with the sale and distribution of such Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Institutional Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management --Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended October 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ---------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                 NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                 VALUE AT     NET        OPTION AND      CURRENCY      FROM
                 BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                 OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                 --------- ----------   ------------   ------------ ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........  $ 9.83    $0.5914(a)    $ 0.0494 (a)     --        $0.6408
1997-
Administration
Shares..........    9.83     0.5665(a)      0.0497 (a)     --         0.6162
1997-Service
Shares(m).......    9.84     0.3298(a)      0.0400 (a)     --         0.3698
1997-Class A
Shares..........    9.83     0.5662(a)      0.0500 (a)     --         0.6162
1996-
Institutional
Shares..........    9.77     0.5759(a)      0.0772 (a)     --         0.6531
1996-
Administration
Shares..........    9.77     0.5489(a)      0.0797 (a)     --         0.6286
1996-Class A
Shares..........    9.77     0.5481(a)      0.0806 (a)     --         0.6287
1995-
Institutional
Shares..........    9.74     0.5630(a)      0.0717 (a)     --         0.6347
1995-
Administration
Shares..........    9.74     0.5366(a)      0.0737 (a)     --         0.6103
1995-Class A
Shares(c).......    9.79     0.2721(a)     (0.0090)(a)     --         0.2631
1994-
Institutional
Shares..........   10.00     0.4341(a)     (0.2455)(a)     --         0.1886
1994-
Administration
Shares..........   10.00     0.4211(a)     (0.2572)(a)     --         0.1639
1993-
Institutional
Shares..........   10.04     0.4397(a)     (0.0376)(a)     --         0.4021
1993-
Administration
Shares(e).......   10.02     0.2146(a)     (0.0173)(a)     --         0.1973
1992-
Institutional
Shares..........   10.03     0.5599(a)     (0.0029)(a)     --         0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........   10.00     0.1531(a)      0.0322(a)      --         0.1853
-----------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTIONS TO SHAREHOLDERS
                 -------------------------------------------------------------------------
                                                         IN EXCESS
                                  FROM NET                 OF NET
                                  REALIZED                REALIZED                            NET
                                  GAIN ON                 GAIN ON                           INCREASE
                                INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE)
                  FROM NET       OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET
                 INVESTMENT       FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET
                   INCOME       TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE
                 ----------     ------------ ---------- ------------ ------- ------------- ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........   $(0.5908)       --            --        --         --      $(0.5908)    $ 0.0500
1997-
Administration
Shares..........    (0.5662)       --            --        --         --       (0.5662)      0.0500
1997-Service
Shares(m).......    (0.3298)       --            --        --         --       (0.3298)      0.0400
1997-Class A
Shares..........    (0.5662)       --            --        --         --       (0.5662)      0.0500
1996-
Institutional
Shares..........    (0.5725)       --        (0.0206)      --         --       (0.5931)      0.0600
1996-
Administration
Shares..........    (0.5489)       --        (0.0198)      --         --       (0.5687)      0.0600
1996-Class A
Shares..........    (0.5489)       --        (0.0198)      --         --       (0.5687)      0.0600
1995-
Institutional
Shares..........    (0.5759)       --        (0.0287)      --         --       (0.6046)      0.0301
1995-
Administration
Shares..........    (0.5528)       --        (0.0275)      --         --       (0.5803)      0.0300
1995-Class A
Shares(c).......    (0.2697)       --        (0.0134)      --         --       (0.2831)     (0.0200)
1994-
Institutional
Shares..........    (0.4486)       --            --        --         --       (0.4486)     (0.2600)
1994-
Administration
Shares..........    (0.4239)       --            --        --         --       (0.4239)     (0.2600)
1993-
Institutional
Shares..........    (0.4397)       --        (0.0024)      --         --       (0.4421)     (0.0400)
1993-
Administration
Shares(e).......    (0.2146)       --        (0.0027)      --         --       (0.2173)     (0.0200)
1992-
Institutional
Shares..........    (0.5470)       --            --        --         --       (0.5470)      0.0100
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........    (0.1553)       --            --        --         --       (0.1553)      0.0300
------------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER OF
                                                                                FEES OR EXPENSE
                                                                                  LIMITATIONS
                                                                              --------------------

                                   RATIO OF
                  NET                NET      RATIO OF                        RATIO OF   RATIO OF
                 ASSET             EXPENSES     NET                    NET    EXPENSES     NET
                 VALUE                TO     INVESTMENT             ASSETS AT    TO     INVESTMENT
                 AT END            AVERAGE   INCOME TO  PORTFOLIO    END OF   AVERAGE   INCOME TO
                   OF     TOTAL      NET      AVERAGE   TURNOVER     PERIOD     NET      AVERAGE
                 PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)    (IN 000S)  ASSETS   NET ASSETS
                 ------ ---------- --------- ---------- ----------- --------- --------- ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........  $ 9.88   6.70%      0.49%      5.99%     46.58%    $ 463,511   0.52%      5.96%
1997-
Administration
Shares..........    9.88   6.43       0.74       5.73      46.58         2,793   0.77       5.70
1997-Service
Shares(m).......    9.88   3.81(f)    1.05(b)    5.64(b)   46.58(f)        346   1.08(b)    5.61(b)
1997-Class A
Shares..........    9.88   6.43       0.74       5.60      46.58        43,393   1.02       5.32
1996-
Institutional
Shares..........    9.83   6.86       0.45       5.85      52.36       613,149   0.51       5.79
1996-
Administration
Shares..........    9.83   6.60       0.70       5.59      52.36         3,792   0.76       5.53
1996-Class A
Shares..........    9.83   6.60       0.70       5.59      52.36        10,728   1.01       5.28
1995-
Institutional
Shares..........    9.77   6.75       0.46       5.77      24.12       657,358   0.53       5.70
1995-
Administration
Shares..........    9.77   6.48       0.71       5.50      24.12         3,572   0.78       5.43
1995-Class A
Shares(c).......    9.77   2.74(f)    0.69(b)    5.87(b)   24.12(f)     15,203   1.01(b)    5.55(b)
1994-
Institutional
Shares..........    9.74   1.88       0.46       4.38      37.81       942,523   0.49       4.35
1994-
Administration
Shares..........    9.74   1.63       0.71       4.27      37.81         6,960   0.74       4.24
1993-
Institutional
Shares..........   10.00   4.13       0.45       4.36     103.74     2,760,871   0.48       4.33
1993-
Administration
Shares(e).......   10.00   2.01(f)    0.70(b)    3.81(b)  103.74(f)      5,326   0.73(b)    3.78(b)
1992-
Institutional
Shares..........   10.04   6.12       0.42       5.61     286.40     2,145,064   0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........   10.03   2.14(f)    0.20(b)    7.31(b)  145.67(f)    239,642   1.02(b)    6.49(b)
-----------------------------------------------------------------------------------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ---------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                 NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                 VALUE AT     NET        OPTION AND      CURRENCY      FROM     FROM NET
                 BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT INVESTMENT
                 OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS   INCOME
                 --------- ----------   ------------   ------------ ---------- ----------
                                  SHORT DURATION GOVERNMENT FUND
-----------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........  $ 9.83    $0.6412(a)    $ 0.0300(a)      --        $ 0.6712   $(0.6412)
1997-
Administration
Shares..........    9.85     0.6183(a)      0.0400(a)      --          0.6583    (0.6183)
1997-Service
Shares..........    9.82     0.5904(a)      0.0401(a)      --          0.6305    (0.5904)
1997-Class A
Shares(o).......    9.78     0.3121(a)      0.0883(a)      --          0.4004    (0.3004)
1997-Class B
Shares(o).......    9.75     0.2787(a)      0.1011(a)      --          0.3798    (0.2698)
1997-Class C
Shares(p).......    9.83     0.1185(a)      0.0225(a)      --          0.1410    (0.1110)
1996-
Institutional
Shares..........    9.82     0.6290(a)      0.0136(a)      --          0.6426    (0.6326)
1996-
Administration
Shares(h).......    9.86     0.3837(a)      0.0003(a)      --          0.3840    (0.3940)
1996-Service
Shares(i).......    9.72     0.3134(a)      0.1018(a)      --          0.4152    (0.3152)
1995-
Institutional
Shares..........    9.64     0.6652(a)      0.1666(a)      --          0.8318    (0.6518)
1995-
Administration
Shares..........    9.64     0.2384(a)     (0.0433)(a)     --          0.1951    (0.2051)
1994-
Institutional
Shares..........   10.14     0.5628(a)     (0.4592)(a)     --          0.1036    (0.5598)
1994-
Administration
Shares..........   10.14     0.5329(a)     (0.4539)(a)     --          0.0790    (0.5352)
1993-
Institutional
Shares..........   10.16     0.5627(a)     (0.0135)(a)     --          0.5492    (0.5627)
1993-
Administration
Shares(e).......   10.23     0.2725(a)     (0.0900)(a)     --          0.1825    (0.2725)
1992-
Institutional
Shares..........   10.22     0.6703(a)     (0.0600)(a)     --          0.6103    (0.6703)
1991-
Institutional
Shares..........   10.00     0.8020(a)      0.2200(a)      --          1.0220    (0.8020)
1990-
Institutional
Shares..........   10.07     0.8300(a)     (0.0700)(a)     --          0.7600    (0.8300)
1989-
Institutional
Shares..........   10.10     0.8800(a)         --          --          0.8800    (0.8800)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------
1988-
Institutional
Shares..........   10.00     0.1800(a)      0.1000(a)      --          0.2800    (0.1800)
------------------------------------------------------------------------------------------------------------------------------------



                          DISTRIBUTIONS TO SHAREHOLDERS
                 -----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                           RATIO OF
                   REALIZED                REALIZED                             NET      NET                   NET      RATIO OF
                   GAIN ON                 GAIN ON                            INCREASE  ASSET                EXPENSES     NET
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM        TOTAL     (DECREASE) VALUE                   TO     INVESTMENT
                  OPTION AND    OF NET    OPTION AND   PAID    DISTRIBUTIONS   IN NET   AT END               AVERAGE   INCOME TO
                   FUTURES    INVESTMENT   FUTURES      IN          TO         ASSET      OF        TOTAL      NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS    VALUE    PERIOD    RETURN(K)   ASSETS   NET ASSETS
                 ------------ ---------- ------------ -------- ------------- ---------- --------- ---------- --------- ----------
                                                  SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........       --          --        --           --     $(0.6412)    $ 0.0300  $ 9.86       7.07%     0.45%      6.43%
1997-
Administration
Shares..........       --          --        --           --      (0.6183)      0.0400    9.89       6.91      0.70       6.19
1997-Service
Shares..........       --          --        --           --      (0.5904)      0.0401    9.86       6.63      0.95       5.92
1997-Class A
Shares(o).......       --          --        --           --      (0.3004)      0.1000    9.88       4.14(f)   0.70(b)    6.05(b)
1997-Class B
Shares(o).......       --          --        --           --      (0.2698)      0.1100    9.86       3.94(f)   1.30(b)    5.52(b)
1997-Class C
Shares(p).......       --          --        --           --      (0.1110)      0.0300    9.86       1.44(f)   1.45(b)    5.52(b)
1996-
Institutional
Shares..........       --          --        --           --      (0.6326)      0.0100    9.83       6.75      0.45       6.44
1996-
Administration
Shares(h).......       --          --        --           --      (0.3940)     (0.0100)   9.85       4.00(f)   0.70(b)    5.97(b)
1996-Service
Shares(i).......       --          --        --           --      (0.3152)      0.1000    9.82       4.35(f)   0.95(b)    6.05(b)
1995-
Institutional
Shares..........       --          --        --           --      (0.6518)      0.1800    9.82       8.97      0.45       6.87
1995-
Administration
Shares..........       --          --        --           --      (0.2051)     (0.0100)   9.63(h)    2.10      0.70(b)    7.91(b)
1994-
Institutional
Shares..........   (0.0438)        --        --           --      (0.6036)     (0.5000)   9.64       0.99      0.45       5.69
1994-
Administration
Shares..........   (0.0438)        --        --           --      (0.5790)     (0.5000)   9.64       0.73      0.70       5.38
1993-
Institutional
Shares..........       --      (0.0065)      --           --      (0.5692)     (0.0200)  10.14       5.55      0.45       5.46
1993-
Administration
Shares(e).......       --          --        --           --      (0.2725)     (0.0900)  10.14       1.74(f)   0.70(b)    4.84(b)
1992-
Institutional
Shares..........       --          --        --           --      (0.6703)     (0.0600)  10.16       6.24      0.45       6.60
1991-
Institutional
Shares..........       --          --        --           --      (0.8020)      0.2200   10.22      10.93      0.45       8.25
1990-
Institutional
Shares..........       --          --        --           --      (0.8300)     (0.0700)  10.00       8.23      0.45       8.62
1989-
Institutional
Shares..........       --          --        --       (0.0300)    (0.9100)     (0.0300)  10.07       9.08      0.46       8.71
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------
1988-
Institutional
Shares..........       --          --        --           --      (0.1800)      0.1000   10.10       3.30(f)   0.55(b)    8.55(b)
------------------------------------------------------------------------------------------------------------------------------------
                                      RATIOS ASSUMING NO
                                      VOLUNTARY WAIVER OF
                                        FEES OR EXPENSE
                                          LIMITATIONS
                                      --------------------

                               NET
                              ASSETS  RATIO OF   RATIO OF
                              AT END  EXPENSES     NET
                                OF       TO     INVESTMENT
                 PORTFOLIO    PERIOD  AVERAGE   INCOME TO
                 TURNOVER      (IN      NET      AVERAGE
                  RATE(D)     000S)    ASSETS   NET ASSETS
                 ----------- -------- --------- ----------
                    SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........  102.58%    $103,729   0.82%      6.06%
1997-
Administration
Shares..........  102.58        1,060   1.07       5.82
1997-Service
Shares..........  102.58        3,337   1.32       5.55
1997-Class A
Shares(o).......  102.58(f)     9,491   1.32(b)    5.43(b)
1997-Class B
Shares(o).......  102.58(f)       747   1.82(b)    5.00(b)
1997-Class C
Shares(p).......  102.58(f)       190   1.82(b)    5.15(b)
1996-
Institutional
Shares..........  115.45       99,944   0.71       6.18
1996-
Administration
Shares(h).......  115.45          252   0.96(b)    5.71(b)
1996-Service
Shares(i).......  115.45        1,822   1.21(b)    5.79(b)
1995-
Institutional
Shares..........  292.56      103,760   0.72       6.60
1995-
Administration
Shares..........  292.56          --    0.90(b)    7.71(b)
1994-
Institutional
Shares..........  289.79      193,095   0.59       5.55
1994-
Administration
Shares..........  289.79          730   0.84       5.24
1993-
Institutional
Shares..........  411.66      359,708   0.64       5.31
1993-
Administration
Shares(e).......  411.66       16,490   0.80(b)    4.74(b)
1992-
Institutional
Shares..........  216.07      277,927   0.69       6.36
1991-
Institutional
Shares..........  155.44      158,848   0.79       7.91
1990-
Institutional
Shares..........  173.21       68,995   0.95       8.12
1989-
Institutional
Shares..........  137.37       31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------
1988-
Institutional
Shares..........  167.00(f)    39,052   1.42(b)    7.68(b)
-------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           -----------------------------------------------------
                                         NET REALIZED        NET
                                             AND           REALIZED
                                          UNREALIZED         AND
                                         GAIN (LOSS)      UNREALIZED    TOTAL
                                              ON         GAIN (LOSS)    INCOME
                 NET ASSET               INVESTMENT,      ON FOREIGN    (LOSS)
                 VALUE AT     NET         OPTION AND       CURRENCY      FROM     FROM NET
                 BEGINNING INVESTMENT      FUTURES         RELATED    INVESTMENT INVESTMENT
                 OF PERIOD   INCOME      TRANSACTIONS    TRANSACTIONS OPERATIONS   INCOME
                 --------- ----------    ------------    ------------ ---------- ----------
                                           SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares..........  $ 9.96     $0.4181(a)    $ 0.1091(a)       --        $ 0.5272   $(0.4172)
1997-
Administration
Shares..........    9.96      0.3924(a)      0.1100(a)       --          0.5024    (0.3924)
1997-Service
Shares..........    9.97      0.3675(a)      0.1000(a)       --          0.4675    (0.3675)
1997-Class A
Shares(o).......    9.94      0.1950(a)      0.1400(a)       --          0.3350    (0.1950)
1997-Class B
Shares(o).......    9.94      0.1663(a)      0.1368(a)       --          0.3031    (0.1631)
1997-Class C
Shares(p).......   10.04      0.0670(a)      0.0300(a)       --          0.0970    (0.0670)
1996-
Institutional
Shares..........    9.94      0.4192(a)      0.0200(a)       --          0.4392    (0.4192)
1996-
Administration
Shares..........    9.94      0.3944(a)      0.0200(a)       --          0.4144    (0.3944)
1996-Service
Shares..........    9.95      0.3697(a)      0.0200(a)       --          0.3897    (0.3697)
1995-
Institutional
Shares..........    9.79      0.4235(a)      0.1500(a)       --          0.5735    (0.4235)
1995-
Administration
Shares..........    9.79      0.3989(a)      0.1500(a)       --          0.5489    (0.3989)
1995-Service
Shares..........    9.79      0.3744(a)      0.1600(a)       --          0.5344    (0.3744)
1994-
Institutional
Shares..........   10.23      0.3787(a)     (0.3575)(a)      --          0.0212    (0.3787)
1994-
Administration
Shares..........   10.23      0.3537(a)     (0.3575)(a)      --         (0.0038)   (0.3537)
1994-Service
Shares(j).......    9.86      0.0475(a)     (0.0700)(a)      --         (0.0225)   (0.0475)
1993-
Institutional
Shares..........    9.93      0.3834(a)      0.3000(a)       --          0.6834    (0.3834)
1993-
Administration
Shares(j).......   10.16      0.1555(a)      0.0720(a)       --          0.2275    (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........   10.00   0.0341(a)      . (0.0700)(a)      --         (0.0359)   (0.0341)
--------------------------------------------------------------------------------------------



                          DISTRIBUTIONS TO SHAREHOLDERS
                 ----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                        RATIO OF
                   REALIZED                REALIZED                            NET      NET                 NET      RATIO OF
                   GAIN ON                 GAIN ON                           INCREASE  ASSET              EXPENSES     NET
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE                 TO     INVESTMENT
                  OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END             AVERAGE   INCOME TO
                   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL       NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)    ASSETS   NET ASSETS
                 ------------ ---------- ------------ ------- ------------- ---------- ------ ----------- --------- ----------
                                                  SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares..........       --        --          --         --      $(0.4172)    $ 0.1100  $10.07    5.40%      0.45%      4.18%
1997-
Administration
Shares..........       --        --          --         --       (0.3924)      0.1100   10.07    5.14       0.70       3.91
1997-Service
Shares..........       --        --          --         --       (0.3675)      0.1000   10.07    4.77       0.95       3.66
1997-Class A
Shares(o).......       --        --          --         --       (0.1950)      0.1400   10.08    3.39(f)    0.70(b)    3.81(b)
1997-Class B
Shares(o).......       --        --          --         --       (0.1631)      0.1400   10.08    3.07(f)    1.30(b)    3.31(b)
1997-Class C
Shares(p).......       --        --          --         --       (0.0670)      0.0300   10.07    0.97(f)    1.45(b)    2.60(b)
1996-
Institutional
Shares..........       --        --          --         --       (0.4192)      0.0300    9.96    4.50       0.45       4.21
1996-
Administration
Shares..........       --        --          --         --       (0.3944)      0.0300    9.96    4.24       0.70       3.96
1996-Service
Shares..........       --        --          --         --       (0.3697)      0.0200    9.97    3.98       0.95       3.74
1995-
Institutional
Shares..........       --        --          --         --       (0.4235)      0.1500    9.94    5.98       0.45       4.31
1995-
Administration
Shares..........       --        --          --         --       (0.3989)      0.1500    9.94    5.76       0.70       4.14
1995-Service
Shares..........       --        --          --         --       (0.3744)      0.1600    9.95    5.59       0.95       3.87
1994-
Institutional
Shares..........   (0.0825)      --          --         --       (0.4612)     (0.4400)   9.79    0.17       0.45       3.74
1994-
Administration
Shares..........   (0.0825)      --          --         --       (0.4362)     (0.4400)   9.79   (0.11)      0.70       3.51
1994-Service
Shares(j).......       --        --          --         --       (0.0475)     (0.0700)   9.79   (0.32)(f)   0.95(b)    4.30(b)
1993-
Institutional
Shares..........       --        --          --         --       (0.3834)      0.3000   10.23    7.03       0.41       3.70
1993-
Administration
Shares(j).......       --        --          --         --       (0.1555)      0.0720   10.23    2.28(f)    0.70(b)    3.32(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........       --        --          --         --       (0.0341)     (0.0700)   9.93   (0.34)(f)   0.05(b)    4.58(b)
                                     RATIOS ASSUMING NO
                                     VOLUNTARY WAIVER OF
                                       FEES OR EXPENSE
                                         LIMITATIONS
                                     --------------------

                              NET
                             ASSETS  RATIO OF   RATIO OF
                             AT END  EXPENSES     NET
                               OF       TO     INVESTMENT
                PORTFOLIO    PERIOD  AVERAGE   INCOME TO
                TURNOVER      (IN      NET      AVERAGE
                 RATE(D)     000S)    ASSETS   NET ASSETS
                ----------- -------- --------- ----------
                     SHORT DURATION TAX-FREE FUND
---------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares.......... 194.75%    $ 28,821   1.23%      3.40%
1997-
Administration
Shares.......... 194.75           77   1.48       3.13
1997-Service
Shares.......... 194.75        2,051   1.73       2.88
1997-Class A
Shares(o)....... 194.75(f)     4,023   1.73(b)    2.78(b)
1997-Class B
Shares(o)....... 194.75(f)       106   2.23(b)    2.38(b)
1997-Class C
Shares(p)....... 194.75(f)         2   2.23(b)    1.82(b)
1996-
Institutional
Shares.......... 231.65       34,814   1.01       3.65
1996-
Administration
Shares.......... 231.65           48   1.26       3.40
1996-Service
Shares.......... 231.65          695   1.51       3.18
1995-
Institutional
Shares.......... 259.52       58,389   0.77       3.99
1995-
Administration
Shares.......... 259.52           46   1.02       3.82
1995-Service
Shares.......... 259.52          454   1.27       3.55
1994-
Institutional
Shares.......... 354.00       83,704   0.61       3.58
1994-
Administration
Shares.......... 354.00        3,866   0.86       3.35
1994-Service
Shares(j)....... 354.00          440   1.11(b)    4.14(b)
1993-
Institutional
Shares.......... 404.60      115,803   1.06       3.05
1993-
Administration
Shares(j)....... 404.60          911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........  31.19(f)    14,601   2.68(b)    1.95(b)
-------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                            GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares            $14.36     $0.91       $0.29          --        $1.20      $(0.90)     $(0.07)        --          --        --
1997-Class B
Shares             14.37      0.80        0.30          --         1.10       (0.79)      (0.07)        --          --        --
1997-Class C
Shares(p)          14.38      0.17        0.22          --         0.39       (0.17)         --         --          --        --
1997-
Institutional
Shares(p)          14.37      0.20        0.22          --         0.42       (0.20)         --         --          --        --
1997-Service
Shares(p)          14.37      0.20        0.21          --         0.41       (0.19)         --         --          --        --
1996-Class A
shares             14.47      0.92       (0.11)         --         0.81       (0.92)         --         --          --        --
1996-Class B
shares(q)          14.11      0.41        0.26          --         0.67       (0.41)         --         --          --        --
1995-Class A
shares             13.47      0.94        1.00          --         1.94       (0.94)         --         --          --        --
1994-Class A
shares             14.90      0.85       (1.28)         --        (0.43)      (0.85)      (0.12)     (0.02)      (0.01)       --
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A
shares             14.32      0.56        0.58          --         1.14       (0.56)         --         --          --        --

                                                       MUNICIPAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares            $14.37     $0.67       $0.62         --         $1.29      $(0.67)        --         --          --        --
1997-Class B
Shares             14.37      0.56        0.63         --          1.19       (0.56)        --         --          --        --
1997-Class C
Shares(p)          14.85      0.12        0.14         --          0.26       (0.12)        --         --          --        --
1997-
Institutional
Shares(p)          14.84      0.15        0.16         --          0.31       (0.15)        --         --          --        --
1997-Service
Shares(p)          14.84      0.14        0.15         --          0.29       (0.14)        --         --          --        --
1996-Class A
shares             14.17      0.65        0.20         --          0.85       (0.65)        --         --          --        --
1996-Class B
shares(q)          14.03      0.27        0.34         --          0.61       (0.27)        --         --          --        --
1995-Class A
shares             13.08      0.67        1.09         --          1.76       (0.67)        --         --          --        --
1994-Class A
shares             14.64      0.73       (1.51)        --         (0.78)      (0.73)      (0.05)       --          --        --
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
------------------------------------
1993-Class A
shares             14.32      0.22        0.32         --          0.54       (0.22)        --         --          --        --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIOS ASSUMING NO
                                                                                                     VOLUNTARY WAIVER OF
                                                                                                       FEES OR EXPENSE
                                                                                                         LIMITATIONS
                                                                                                     --------------------
                                                            RATIO OF   RATIO OF                NET              RATIO OF
                                  NET      NET                NET        NET                 ASSETS  RATIO OF     NET
                                INCREASE  ASSET             EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                     TOTAL     (DECREASE) VALUE                TO       INCOME                 OF       TO       INCOME
                 DISTRIBUTIONS   IN NET   AT END            AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                      TO         ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                 ------------- ---------- ------ ---------- --------- ---------- ----------- ------- --------- ----------
                                                         GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares              $(0.97)      $0.23    $14.59    8.72%     0.50%      6.38%    395.75%    $68,859   1.82%      5.06%
1997-Class B
Shares               (0.86)       0.24     14.61    7.96      1.25       5.59     395.75       8,041   2.32       4.52
1997-Class C
Shares(p)            (0.17)       0.22     14.60    2.72(f)   1.25(b)    5.45(b)  395.75(f)    1,196   2.32(b)    4.38(b)
1997-
Institutional
Shares(p)            (0.20)       0.22     14.59    2.94(f)   0.25(b)    7.03(b)  395.75(f)    1,894   1.32(b)    5.96(b)
1997-Service
Shares(p)            (0.19)       0.22     14.59    2.85(f)   0.75(b)    6.49(b)  395.75(f)        2   1.82(b)    5.42(b)
1996-Class A
shares               (0.92)      (0.11)    14.36    5.80      0.75       6.42     485.09      30,603   1.89       5.03
1996-Class B
shares(q)            (0.41)       0.26     14.37    4.85(f)   1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A
shares               (0.94)       1.00     14.47   14.90      0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A
shares               (1.00)      (1.43)    13.47   (2.98)     0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A
shares               (0.56)       0.58     14.90    8.03(f)   0.00(b)    4.87(e)  725.41(f)   12,860   4.00(b)

                                                       MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares              $(0.67)      $0.62    $14.99    9.23%     0.85%      4.60%    153.12%    $64,553   1.62%      3.83%
1997-Class B
Shares               (0.56)       0.63     15.00    8.48      1.60       3.74     153.12       1,750   2.12       3.22
1997-Class C
Shares(p)            (0.12)       0.14     14.99    1.75(f)   1.60(b)    3.24(b)  153.12(f)      130   2.12(b)    2.72(b)
1997-
Institutional
Shares(p)            (0.15)       0.16     15.00    2.10(f)   0.60(b)    4.41(b)  153.12(f)      351   1.12(b)    3.89(b)
1997-Service
Shares(p)            (0.14)       0.15     14.99    1.93(f)   1.10(b)    4.24(b)  153.12(f)        2   1.62(b)    3.72(b)
1996-Class A
shares               (0.65)       0.20     14.37    6.13      0.85       4.58     344.13      52,267   1.55       3.88
1996-Class B
shares(q)            (0.27)       0.34     14.37    4.40(f)   1.60(b)    3.55(b)  344.13(f)      255   2.05(b)    3.10(b)
1995-Class A
shares               (0.67)       1.09     14.17   13.79      0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A
shares               (0.78)      (1.56)    13.08   (5.51)     0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
------------------------------------
1993-Class A
shares               (0.22)       0.32     14.64    3.73(f)   0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)
----------------------------------------------------------------------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                      CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-
Institutional
Shares            $ 9.85    $0.6431     $0.2282      $(0.0005)   $ 0.8708   $(0.6408)       --        --          --          --
1997-
Administration
Shares              9.84     0.6182      0.2380       (0.0005)     0.8557    (0.6157)       --        --          --          --
1997-Service
Shares              9.86     0.5937      0.2287       (0.0005)     0.8219    (0.5919)       --        --          --          --
1997-Class A
Shares(o)           9.70     0.3059      0.3596       (0.0008)     0.6647    (0.3048)       --        --          --          --
1997-Class B
Shares(o)           9.72     0.2686      0.3695       (0.0008)     0.6373    (0.2673)       --        --          --          --
1997-Class C
Shares(p)           9.93     0.1118      0.1591       (0.0003)     0.2706    (0.1107)       --        --          --          --
1996-
Institutional
Shares             10.00     0.6448     (0.0704)          --       0.5744    (0.6438)   (0.0806)      --          --          --
1996-
Administration
Shares(/1/)         9.91     0.4083     (0.0703)          --       0.3380    (0.4080)       --        --          --          --
1996-Service
Shares(l)           9.77     0.3756      0.0898           --       0.4654    (0.3754)       --        --          --          --
1995-
Institutional
Shares              9.24     0.6423      0.7610           --       1.4033    (0.6433)       --        --          --          --
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
----------------------------------
1994-
Institutional
Shares             10.00     0.4648     (0.7617)          --      (0.2969)   (0.4648)       --        --          --          --

                                                        GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares            $14.53    $  0.59     $  0.50      $   0.27    $   1.36   $  (0.79)        --        --          --          --
1997-Class B
shares             14.53       0.72        0.36          0.20        1.28      (0.73)        --        --          --          --
1997-Class C
shares(p)          14.80       0.16        0.19          0.10        0.45      (0.19)        --        --          --          --
1997-
Institutional
Shares             14.52       0.88        0.37          0.19        1.44      (0.87)        --        --          --          --
1997-Service
Shares(s)          14.69       0.53        0.25          0.14        0.92      (0.52)        --        --          --          --
1996-Class A
shares             14.45       0.71        0.62          0.18        1.51      (1.43)        --        --          --          --
1996-Class B
shares(q)          14.03       0.34        0.41          0.11        0.86      (0.36)        --        --          --          --
1996-
Institutional
shares             14.45       1.15        0.32          0.10        1.57      (1.50)        --        --          --          --
1995-Class A
shares             13.43       0.89        0.92          0.15        1.96      (0.94)        --        --          --          --
1995-
Institutional
shares(r)          14.09       0.22        0.34          0.06        0.62      (0.26)        --        --          --          --
1994-Class A
shares             15.07       0.84       (1.37)        (0.12)      (0.65)     (0.22)     (0.16)       --          --       (0.61)
1993-Class A
shares             14.69       0.85        1.07         (0.42)       1.50      (0.85)     (0.27)       --          --          --
1992-Class A
shares             14.60       1.14        0.45         (0.36)       1.23      (1.14)        --        --          --          --

FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares             14.55       0.25        0.23         (0.19)       0.29      (0.24)        --        --          --          --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIOS ASSUMING NO
                                                                                                          VOLUNTARY WAIVER OF
                                                                                                            FEES OR EXPENSE
                                                                                                              LIMITATIONS
                                                                                                          --------------------
                                                            RATIO OF     RATIO OF                  NET               RATIO OF
                                  NET      NET                NET          NET                    ASSETS  RATIO OF     NET
                                INCREASE  ASSET             EXPENSES    INVESTMENT                AT END  EXPENSES  INVESTMENT
                     TOTAL     (DECREASE) VALUE                TO         INCOME                    OF       TO       INCOME
                 DISTRIBUTIONS   IN NET   AT END            AVERAGE     (LOSS) TO    PORTFOLIO    PERIOD  AVERAGE   (LOSS) TO
                      TO         ASSET      OF     TOTAL      NET        AVERAGE     TURNOVER      (IN      NET      AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)   ASSETS     NET ASSETS    RATE(D)     000S)    ASSETS   NET ASSETS
                 ------------- ---------- ------ ---------- ----------- ------------ ----------- -------- --------- ----------
                                                      CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-
Institutional
Shares             $(0.6408)    $ 0.2300  $10.08    9.19%      0.45%        6.53%     361.27%     $79,230   0.83%      6.15%
1997-
Administration
Shares              (0.6157)      0.2300   10.07    8.92       0.70         6.27      361.27        6,176   1.08       5.89
1997-Service
Shares              (0.5919)      0.2300   10.09    8.65       0.95         6.00      361.27        1,868   1.33       5.62
1997-Class A
Shares(o)           (0.3048)      0.3599   10.06    6.94(f)    0.70(b)      6.13(b)   361.27(f)     9,336   1.33(b)    5.50(b)
1997-Class B
Shares(o)           (0.2673)      0.3700   10.09    6.63(f)    1.45(b)      5.28(b)   361.27(f)       621   1.83(b)    4.90(b)
1997-Class C
Shares(p)           (0.1107)      0.1599   10.09    2.74(f)    1.45(b)      4.84(b)   361.27(f)       272   1.83(b)    4.46(b)
1996-
Institutional
Shares              (0.7244)     (0.1500)   9.85    5.98       0.45         6.51      414.20       72,061   0.83       6.13
1996-
Administration
Shares(/1/)         (0.4080)     (0.0700)   9.84    3.56(f)    0.70(b)      6.41(b)   414.20          702   1.08(b)    6.03(b)
1996-Service
Shares(l)           (0.3754)      0.0900    9.86    4.90(f)    0.95(b)      6.37(b)   414.20          381   1.33(b)    5.99(b)
1995-
Institutional
Shares              (0.6433)      0.7600   10.00   15.72       0.45         6.56      382.26       55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
----------------------------------
1994-
Institutional
Shares              (0.4648)     (0.7617)   9.24   (3.00)   0.45(b)      6.48(b)      285.25       24,508   1.46(b)    5.47(b)

                                                        GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares             $  (0.79)    $   0.57  $15.10    9.66%      1.17%        5.19%     383.72%    $167,096   1.60%      4.76%
1997-Class B
shares                (0.73)        0.55   15.08    9.04       1.71         4.76      383.72        3,465   2.10       4.37
1997-Class C
shares(p)             (0.19)        0.26   15.06    3.03(f)    1.71(b)      4.98(b)   383.72(f)       496   2.10(b)    4.59(b)
1997-
Institutional
Shares                (0.87)        0.57   15.09   10.26       0.65         5.72      383.72       60,929   1.04       5.33
1997-Service
Shares(s)             (0.52)        0.40   15.09    6.42(f)    1.15(b)      5.33(b)   383.72(f)       151   1.54(b)    4.94(b)
1996-Class A
shares                (1.43)        0.08   14.53   11.05       1.16         5.81      232.15      198,665   1.64       5.33
1996-Class B
shares(q)             (0.36)        0.50   14.53    6.24(f)    1.70(b)      5.16(b)   232.15(f)       256   2.14(b)    4.72(b)
1996-
Institutional
shares                (1.50)        0.07   14.52   11.55       0.65         6.35      232.15       54,254   1.11       5.89
1995-Class A
shares                (0.94)        1.02   14.45   15.08       1.29         6.23      265.86      245,835   1.58       5.94
1995-
Institutional
shares(r)             (0.26)        0.36   14.45    4.42(f)    0.65(b)      6.01(b)   265.86(f)    31,619   1.08(b)    5.58(b)
1994-Class A
shares                (0.99)       (1.64)  13.43   (4.49)      1.28         5.73      343.74      396,584   1.53       5.48
1993-Class A
shares                (1.12)        0.38   15.07   10.75       1.30         5.78      313.88      675,662   1.55       5.53
1992-Class A
shares                (1.14)        0.09   14.69    8.77       1.37         7.85      270.75      588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares                (0.24)        0.05   14.60    2.00(f)    0.38(f)      1.72(f)    34.22(f)   388,744   0.44(f)    1.66(f)

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                                                                    HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares            $10.00     $0.17       $(0.03)       0.01       $0.15      $(0.17)      --         $(0.01)      --         --
1997-Class B
Shares             10.00      0.15        (0.03)       0.01        0.13       (0.15)      --          (0.01)      --         --
1997-Class C
Shares(p)           9.97      0.14          --         0.01        0.12       (0.14)      --          (0.01)      --         --
1997-
Institutional
Shares             10.00      0.18        (0.03)       0.01        0.16       (0.18)      --          (0.01)      --         --
1997-Service
Shares             10.00      0.17        (0.03)       0.01        0.15       (0.17)      --          (0.01)      --         --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIOS ASSUMING NO
                                                                                                         VOLUNTARY WAIVER OF
                                                                                                           FEES OR EXPENSE
                                                                                                             LIMITATIONS
                                                                                                         ----------------------
                                                             RATIO OF    RATIO OF                 NET                RATIO OF
                                  NET      NET                 NET         NET                   ASSETS  RATIO OF      NET
                                INCREASE  ASSET              EXPENSES   INVESTMENT               AT END  EXPENSES   INVESTMENT
                     TOTAL     (DECREASE) VALUE                 TO        INCOME                   OF       TO        INCOME
                 DISTRIBUTIONS   IN NET   AT END             AVERAGE    (LOSS) TO   PORTFOLIO    PERIOD  AVERAGE    (LOSS) TO
                      TO         ASSET      OF     TOTAL       NET       AVERAGE    TURNOVER      (IN      NET       AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)    ASSETS    NET ASSETS   RATE(D)     000S)    ASSETS    NET ASSETS
                 ------------- ---------- ------ ----------- ---------- ----------- ----------- -------- ---------- -----------
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares              $(0.18)      $(0.03)  $9.97    1.50%(f)    0.95%(b)    7.06%(b)   44.80%(f) $325,911   1.57%(b)    6.44%(b)
1997-Class B
Shares               (0.16)       (0.03)   9.97    1.31(f)     1.70(b)     6.28(e)    44.80(f)    10.308   2.07(b)     5.91(b)
1997-Class C
Shares(p)            (0.15)       (0.03)   9.97    1.46(f)     1.70(b)     6.17(b)    44.80(f)     1,791   2.07(b)     5.80(b)
1997-
Institutional
Shares               (0.19)       (0.03)   9.97    1.58(f)     0.70(b)     7.16(b)    44.80(f)         2   1.07(b)     6.79(b)
1997-Service
Shares               (0.18)       (0.03)   9.97    1.46(f)     1.20(b)     6.69(b)    44.80(f)         2   1.57(b)     6.32(b)
----------------------------------------------------------------------------------------------------------------------------------

(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996, respectively.
(m)Service share activity commenced on March 27, 1997.
(n)Includes the balancing effect of calculating per share amounts.
(o)Class A and Class B share activity commenced on May 1, 1997.
(p)Commenced operations on August 15, 1997.
(q)Class B shares commenced operations on May 1, 1996.
(r)Institutional shares commenced operations on August 1, 1995.
(s)Service Class shares commenced operations on March 12, 1997.
-------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") even though it has been rated below the minimum rating by one or more other NRSROs or, if unrated, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will usually have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA or Aaa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA or Aa by an NRSRO. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S.

issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income and may also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and nonconvertible bonds) held by Fund during the most recent fiscal year:

                                CREDIT QUALITY

                                                                   PERCENTAGE OF
                                                                   FUND'S ASSETS
                                                                   -------------
     AAA/Aaa......................................................       1.3%
     AA/Aa........................................................         0%
     A............................................................         0%
     BBB/Baa......................................................       0.3%
     BB/Ba........................................................      13.1%
     Below Ba.....................................................      85.3%
     Not rated....................................................         0%
      Comparable to A.............................................         0%
      Comparable to BBB/Baa.......................................         0%
      Comparable to BB/Ba or lower................................         0%
      Comparable to Below Ba......................................         0%
                                                                       -----
                                                                       100.0%
                                                                       =====

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

LOAN PARTICIPATIONS

  The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. The Core Fixed Income and High Yield Funds may also invest in taxable Municipal Securities.

  PRIVATE ACTIVITY BONDS. Municipal Securities include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred stock but junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999, for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999, that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of a Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or to otherwise cover its position in a manner permitted by the SEC. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Funds' use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

  TAX RISK OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The

Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (i) U. S. Government Securities or
(ii) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds), interest rate swaps, caps, floors and collars and credit swaps, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts, (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments and (viii) reverse repurchase agreements for investment purposes.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund, as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFIED STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the

Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the

Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides the Funds with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio managers are Jonathan A. Beinner, Richard C. Lucy, James B. Clark, Peter D. Dion and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Funds may hold. Mr. Beinner is a Managing Director of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992. Mr. Clark joined GSAM in 1994 after working as a senior trader at the Federal Home Loan Mortgage Corporation. Prior to that, he was an investment manager at Travelers Insurance Company. Mr. Dion is a Vice President of Goldman Sachs and joined GSAM in 1992. Mr. McCarthy is a Vice President of Goldman Sachs. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner and Mr. Lucy. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. James Clark is also a portfolio manager for the Government Income Fund. See above for information about Mr. Clark.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies.

  HIGH YIELD FUND. The Fund's portfolio managers are Andrew Jessop, Christopher Testa, Rachel Golder and Michael L. Pasternak. Mr. Jessop is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Mr. Jessop joined GSAM in 1997. Prior to joining GSAM, Mr. Jessop spent six years managing high yield portfolios at Saudi International Bank in London. Prior to that, he worked for the bank on the interest rate swap desk and served as an investment analyst in New York. Mr. Testa is a Vice President of Goldman Sachs and Director of Credit Research responsible for corporate bond research. Mr. Testa is responsible for managing high yield assets. Mr. Testa joined GSAM in 1994. Prior to joining GSAM, Mr. Testa was a credit analyst with CS First Boston and prior to that he was an analyst for Metropolitan Life Insurance Company investing in private placements and public debt. Ms. Golder is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Ms. Golder joined GSAM in 1997. Prior to joining GSAM, Ms. Golder spent six years at Saudi International Bank as a high yield credit analyst and portfolio manager. Prior to that, Ms. Golder was with Kleinwort Benson Ltd., where she managed investments in corporate loans. Mr. Pasternak is a Vice President of Goldman Sachs and is the product manager for high yield assets. Mr. Pasternak also contributes to the management of high yield assets. Mr. Pasternak joined GSAM in 1997. Prior to joining GSAM, Mr. Pasternak spent eight years managing high yield corporate bond and loan portfolios at Saudi International Bank (an affiliate of JP Morgan) in London. Prior to that, he was an officer of the bank in Eurocurrency Lending and Syndications and served as an investment analyst in New York.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                            FOR THE FISCAL
                             CONTRACTUAL YEAR OR PERIOD ENDED       AS OF
                                RATE*     OCTOBER 31,  1997*  SEPTEMBER 1, 1998
                             ----------- -------------------- -----------------
GSAM
----
  Short Duration Tax-Free...    0.40%           0.40%               0.35%
  Government Income.........    0.65%           0.25%               0.54%
  Municipal Income..........    0.55%           0.55%               0.50%
  Core Fixed Income.........    0.40%           0.40%               0.40%
  High Yield................    0.70%           0.65%               0.70%
GSFM
----
  Adjustable Rate
   Government...............    0.40%           0.40%               0.40%
  Short Duration
   Government...............    0.50%           0.40%               0.50%
GSAMI
-----
  Global Income.............    0.90%           0.59%               0.65%

--------
* The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled for the year ended October 31, 1997. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, 0.10%, 0.00% and 0.02% per annum of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds', respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend which will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                   EXPENSES


  The Funds are responsible for the payment of their expenses. The expenses include, without limitation; fees payable to the Investment Adviser; service fees paid to Service Organizations; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.

                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets of each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing a Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  Each Fund's performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of February 1, 1998, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of the following Funds: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (29.64%); Core Fixed Income Fund--Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252-2558 (25.48%).

                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of these distributions may be subject to the federal alternative minimum tax and may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her shares or whether such gain was reflected in the price paid for the shares. These tax consequences will apply whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue

Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income, if any. As an alternative, if more than 50% of the value of the total assets of the Global Income Fund is comprised of securities of foreign corporations at the end of its taxable year and the Fund so elects, the Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports may be sent to recordholders with the same mailing address. Recordholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-621-2550. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and an individual monthly statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services with respect to beneficial ownership of Institutional Shares.


                       PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day at the net asset value per share next determined after receipt of an order. No sales load will be charged. Currently, net asset value is determined as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to such Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by qualified investors by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check
(except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by qualified investors by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds-- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  In the case of each Fund other than the Government Income, Municipal Income, Global Income and High Yield Funds, the minimum initial investment is $50,000 in Institutional Shares of a Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the corresponding class of any portfolio of the Goldman Sachs Money Market Funds.

  Institutional Shares of the Government Income, Municipal Income, Global Income and High Yield Funds may be offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) any state, county, city or any instrumentality, department, authority or agency thereof; (d) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (e) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (f) registered investment advisers investing for accounts for which they receive asset-based fees. With respect to these investors, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates.

  The minimum initial investment in Institutional Shares for (a) individual investors; (b) qualified non-profit organizations, charitable trusts, foundations and endowments; and (c) accounts over which GSAM or its advisory affiliates have investment discretion is $10,000,000. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

  The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers.

OTHER PURCHASE INFORMATION

  The Trust may authorize certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf orders placed by or on behalf of such customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form by or on behalf of a customer when the order is accepted by the authorized institution or intermediary on a Business Day, and the order will be priced at a Fund's net asset value per share next determined after such acceptance. The institution or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer should contact an institution to learn whether it is authorized to accept orders for the Trust. Such institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other servicing and/or subtransfer agency payments borne by the Funds and their share classes.

  Institutional Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Institutional Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received with a specified settlement date in proper form before the determination of net asset value that day and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt of the purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a purchase order is received with a specified settlement date in proper form before the determination of net asset value that day and payment is made by check or Federal Reserve draft, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected institutions (including banks, trust companies, brokers and investment advisers) and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in the Trust), and subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among institutions depending upon such factors as the amounts their clients have invested (or may invest) in particular portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem the Institutional Shares of any shareholder of record whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to recordholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE


  Institutional Shares of a Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Institutional Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Funds received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Trust. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                      REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of a recordholder of such Shares on any Business Day at the net asset value next determined after receipt of a request in proper form by Goldman Sachs from the recordholder. (See "Purchase of Institutional Shares--Other Purchase Information" for a description of limited situations where an institution or other intermediary may be authorized to accept redemptions for the Funds.) If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by a shareholder of record by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A shareholder of record may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each recordholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. Institutional Shares of each Fund (other than Global Income Fund) earn dividends declared on the day the shares are redeemed.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the recordholder's Account Information Form or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the recordholder's bank in the transfer process. If a problem with such performance arises, the recordholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by an institution.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110



TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

FIPROINST
501420
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
INSTITUTIONAL SHARES



LOGO
Goldman
Sachs
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS              GOLDMAN SACHS FIXED INCOME FUNDS
March 1, 1998, as revised    ADMINISTRATION SHARES
September 1, 1998
GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

ADMINISTRATION SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME FUND MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN SECURITIES. THE FUND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. GSAM and GSFM are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    5
Financial Highlights................    7
Investment Objectives and Policies..   11
Description of Securities...........   14
Risk Factors........................   21
Investment Techniques...............   23
Investment Restrictions.............   27
Portfolio Turnover..................   27
Management..........................   27
Dividends...........................   31

                                                                       PAGE
                                                                       ----
Expenses..............................................................  31
Net Asset Value.......................................................  32
Performance Information...............................................  32
Shares of the Trust...................................................  33
Taxation..............................................................  34
Additional Information................................................  35
Administration Plan...................................................  35
Reports to Shareholders...............................................  36
Purchase of Administration Shares.....................................  36
Exchange Privilege....................................................  38
Redemption of Administration Shares...................................  39
Appendix.............................................................. A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P., serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free and Core Fixed Income Funds. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as Investment Adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

                                                         EXPECTED
                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------ ------------------- ------------ ---------------------- ------------------ -------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of        U.S. Government    Fixed-rate
RATE            current income,    to 1-year                        total assets in        Securities         mortgage
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or                      pass-through
FUND            low volatility     Security                         guaranteed by the                         securities and
                of principal.      Maximum = 2 years                U.S. government,                          repurchase
                                                                    its agencies,                             agreements
                                                                    instrumentalities                         collateralized by
                                                                    or sponsored                              U.S. Government
                                                                    enterprises                               Securities.
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and
                                                                    other mortgage
                                                                    securities with
                                                                    periodic interest
                                                                    rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of        U.S. Government    Mortgage pass-
GOVERNMENT      current income,    U.S. Treasury                    total assets in        Securities         through
FUND            and secondarily,   Security plus                    U.S. Government                           securities and
                in seeking current or minus .5 years                Securities                                other securities
                income, may        Maximum = 3 years                and repurchase                            representing an
                also consider the                                   agreements                                interest in or
                potential for                                       collateralized                            collateralized
                capital                                             by such securities.                       by mortgage loans.
                appreciation.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of        Minimum = BBB/Baa  U.S. Government
TAX-FREE        current income,    Brothers                         net assets in                             Securities
FUND            consistent with    3-year Municipal                 municipal securities.                     and repurchase
                low volatility     Bond Index                                                                 agreements
                of principal,      plus or minus                                                              collateralized
                that is exempt     .5 years                                                                   by such securities.
                from regular       Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
CORE FIXED      Total return       Target = Lehman     5-year bond  At least 65% of        Minimum = BBB/Baa  Foreign fixed-
INCOME FUND     consisting         Brothers                         assets in fixed-income Minimum for        income,
                of capital         Aggregate Bond                   securities, including  non-dollar         municipal and
                appreciation       Index plus or                    U.S. Government        securities = AA/Aa convertible
                and income that    minus 1 year                     Securities, corporate,                    securities,
                exceeds the total  Maximum = 6 years                mortgage-backed                           foreign currencies
                return of the                                       and asset-backed                          and repurchase
                Lehman Brothers                                     securities.                               agreements
                Aggregate Bond                                                                                collateralized
                Index.                                                                                        by U.S.
                                                                                                              Government
                                                                                                              Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
CORE FIXED      Lehman Brothers
INCOME FUND     Aggregate Bond
                Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income Fund, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations, and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Because of their tax-exempt status, the yields and market values of municipal securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income Fund invests in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE ADMINISTRATION SHARES?

   Customers of Service Organizations may invest in Administration Shares only through their Service Organizations. Administration Shares of a Fund are purchased at the current net asset value without any sales load. See "Purchase of Administration Shares."

   ADMINISTRATION PLAN. The Trust, on behalf of the Funds, has adopted an Administration Plan with respect to the Administration Shares which authorizes a Fund to compensate Service Organizations for providing account administration services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Administration Plan."

 HOW DO I SELL MY ADMINISTRATION SHARES?

   You may redeem Administration Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Administration Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                     INVESTMENT
                                                       INCOME
                                                     DIVIDENDS
                                                  ---------------- CAPITAL GAINS
     FUND                                         DECLARED  PAID   DISTRIBUTIONS
     ----                                         -------- ------- -------------
  Adjustable Rate Government ....................  Daily   Monthly   Annually
  Short Duration Government .....................  Daily   Monthly   Annually
  Short Duration Tax-Free .......................  Daily   Monthly   Annually
  Core Fixed Income .............................  Daily   Monthly   Annually

   Recordholders of Administration Shares may receive dividends in additional Administration Shares of the Fund in which they have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (ADMINISTRATION SHARES)

                                    ADJUSTABLE   SHORT      SHORT
                                       RATE     DURATION  DURATION
                                    GOVERNMENT GOVERNMENT   TAX-    CORE FIXED
                                       FUND       FUND    FREE FUND INCOME FUND
                                    ---------- ---------- --------- -----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on
  Purchases.......................     none       none      none       none
 Maximum Sales Charge Imposed on
  Reinvested Dividends............     none       none      none       none
 Redemption Fees..................     none       none      none       none
 Exchange Fees....................     none       none      none       none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
 net assets)/1/
 Management Fees (after applicable
  limitations)/2/.................     0.40%      0.50%     0.35%      0.40%
 Administration Fees/3/...........     0.25%      0.25%     0.25%      0.25%
 Other Expenses (after applicable
  limitations)/4/ ................     0.09%      0.04%     0.04%      0.14%
                                       ----       ----      ----       ----
TOTAL FUND OPERATING EXPENSES (af-
 ter fee and expense limita-
 tions)/5/........................     0.74%      0.79%     0.64%      0.79%
                                       ====       ====      ====       ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

          FUND                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
          ----                                  ------ ------- ------- --------
Adjustable Rate Government.....................   $8     $24     $41     $92
Short Duration Government......................   $8     $25     $44     $98
Short Duration Tax-Free........................   $7     $20     $36     $80
Core Fixed Income..............................   $8     $25     $44     $98

--------
/1/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/ The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Tax-Free Fund equal to 0.05%. Without such limitation, the management fee would be 0.40% of the Fund's average daily net assets.
/3/ Service Organizations may charge other fees to their customers who are beneficial owners of Administration Shares in connection with their customer accounts. See "Administration Plan."
/4/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Administration
    Shares), administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00% and 0.10% of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, respectively.
/5/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Administration Shares of the Funds would be as set forth below:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
     Adjustable Rate Government........................   .12%         .77%
     Short Duration Government.........................   .26%        1.01%
     Short Duration Tax-Free...........................   .63%        1.28%
     Core Fixed Income.................................   .34%         .99%

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Administration Shares of the Funds. Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; Adjustable Rate Government Fund also offers Institutional Shares, Service Shares and Class A Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  In addition to the compensation itemized above, certain Service
Organizations may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Administration Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Administration Plan."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                               Income (loss) from investment operations(n)
                           -------------------------------------------------------
                                          Net realized    Net realized
                                         and unrealized  and unrealized   Total
                                          gain (loss)     gain (loss)     income
                 Net asset               on investment,    on foreign     (loss)
                 value at     Net          option and       currency       from
                 beginning investment       futures         related     investment
                 of period   income       transactions    transactions  operations
-------------------------------------------------------------------------------------------------------
                                      ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.83   $  0.5914(a)     $ 0.0494(a)       --         $0.6408
1997-
Administration
Shares..........    9.83      0.5665(a)       0.0497(a)       --          0.6162
1997-Service
Shares(m).......    9.84      0.3298(a)       0.0400(a)       --          0.3698
1997-Class A
Shares..........    9.83      0.5662(a)       0.0500(a)       --          0.6162
1996-
Institutional
Shares..........    9.77      0.5759(a)       0.0772(a)       --          0.6531
1996-
Administration
Shares..........    9.77      0.5489(a)       0.0797(a)       --          0.6286
1996-Class A
Shares..........    9.77      0.5481(a)       0.0806(a)       --          0.6287
1995-
Institutional
Shares..........    9.74      0.5630(a)       0.0717(a)       --          0.6347
1995-
Administration
Shares..........    9.74      0.5366(a)       0.0737(a)       --          0.6103
1995-Class A
Shares(c).......    9.79      0.2721(a)      (0.0090)(a)      --          0.2631
1994-
Institutional
Shares..........   10.00      0.4341(a)      (0.2455)(a)      --          0.1886
1994-
Administration
Shares..........   10.00      0.4211(a)      (0.2572)(a)      --          0.1639
1993-
Institutional
Shares..........   10.04      0.4397(a)      (0.0376)(a)      --          0.4021
1993-
Administration
Shares(e).......   10.02      0.2146(a)      (0.0173)(a)      --          0.1973
1992-
Institutional
Shares..........   10.03      0.5599(a)      (0.0029)(a)      --          0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-
Institutional
Shares..........   10.00   0.1531(a)          0.0322(a)       --          0.1853
-------------------------------------------------------------------------------------------------------

                                          Distributions to shareholders
                                ------------------------------------------------------------
                                                     In excess of
                             From net                net realized                          Net
                          realized gain                gain on                           increase
                          on investment,  In excess  investment,   From       Total     (decrease)
               From net       option        of net    option and   paid   distributions   in net
              investment   and futures    investment   futures      in         to         asset
                income     transactions     income   transactions capital shareholders    value
-------------------------------------------------------------------------------------------------------
                                      ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares.......... $(0.5908)      --             --        --         --      $(0.5908)    $ 0.0500
1997-
Administration
Shares..........  (0.5662)      --             --        --         --       (0.5662)      0.0500
1997-Service
Shares(m).......  (0.3298)      --             --        --         --       (0.3298)      0.0400
1997-Class A
Shares..........  (0.5662)      --             --        --         --       (0.5662)      0.0500
1996-
Institutional
Shares..........  (0.5725)      --         (0.0206)      --         --       (0.5931)      0.0600
1996-
Administration
Shares..........  (0.5489)      --         (0.0198)      --         --       (0.5687)      0.0600
1996-Class A
Shares..........  (0.5489)      --         (0.0198)      --         --       (0.5687)      0.0600
1995-
Institutional
Shares..........  (0.5759)      --         (0.0287)      --         --       (0.6046)      0.0301
1995-
Administration
Shares..........  (0.5528)      --         (0.0275)      --         --       (0.5803)      0.0300
1995-Class A
Shares(c).......  (0.2697)      --         (0.0134)      --         --       (0.2831)     (0.0200)
1994-
Institutional
Shares..........  (0.4486)      --             --        --         --       (0.4486)     (0.2600)
1994-
Administration
Shares..........  (0.4239)      --             --        --         --       (0.4239)     (0.2600)
1993-
Institutional
Shares..........  (0.4397)      --         (0.0024)      --         --       (0.4421)     (0.0400)
1993-
Administration
Shares(e).......  (0.2146)      --         (0.0027)      --         --       (0.2173)     (0.0200)
1992-
Institutional
Shares..........  (0.5470)      --             --        --         --       (0.5470)      0.0100
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-
Institutional
Shares..........  (0.1553)      --             --        --         --       (0.1553)      0.0300
-------------------------------------------------------------------------------------------------------

                                                                                           Ratios assuming
                                                                                         no voluntary waiver
                                                                                             of fees or
                                                                                         expense limitations
                                                                                        ---------------------

                                                        Ratio of                 Net                Ratio of
                                            Ratio of      net                  assets                 net
                      Net asset               net      investment              at end    Ratio of  investment
                      value at              expenses     income   Portfolio      of      expenses    income
                       end of     Total    to average  to average turnover     period   to average to average
                       period   return(k)  net assets  net assets  rate(d)    (in 000s) net assets net assets
-----------------------------------------------------------------------------------------------------------------
                                      ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........        $ 9.88     6.70%       0.49%      5.99%     46.58%    $ 463,511    0.52%      5.96%
1997-
Administration
Shares..........          9.88     6.43        0.74       5.73      46.58         2,793    0.77       5.70
1997-Service
Shares(m).......          9.88     3.81(f)     1.05(b)    5.64(b)   46.58(f)        346    1.08(b)    5.61(b)
1997-Class A
Shares..........          9.88     6.43        0.74       5.60      46.58        43,393    1.02       5.32
1996-
Institutional
Shares..........          9.83     6.86        0.45       5.85      52.36       613,149    0.51       5.79
1996-
Administration
Shares..........          9.83     6.60        0.70       5.59      52.36         3,792    0.76       5.53
1996-Class A
Shares..........          9.83     6.60        0.70       5.59      52.36        10,728    1.01       5.28
1995-
Institutional
Shares..........          9.77     6.75        0.46       5.77      24.12       657,358    0.53       5.70
1995-
Administration
Shares..........          9.77     6.48        0.71       5.50      24.12         3,572    0.78       5.43
1995-Class A
Shares(c).......          9.77     2.74(f)     0.69(b)    5.87(b)   24.12(f)     15,203    1.01(b)    5.55(b)
1994-
Institutional
Shares..........          9.74     1.88        0.46       4.38      37.81       942,523    0.49       4.35
1994-
Administration
Shares..........          9.74     1.63        0.71       4.27      37.81         6,960    0.74       4.24
1993-
Institutional
Shares..........         10.00     4.13        0.45       4.36     103.74     2,760,871    0.48       4.33
1993-
Administration
Shares(e).......         10.00     2.01(f)     0.70(b)    3.81(b)  103.74(f)      5,326    0.73(b)    3.78(b)
1992-
Institutional
Shares..........         10.04     6.12        0.42       5.61     286.40     2,145,064    0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-
Institutional
Shares..........         10.03     2.14(f)     0.20(b)    7.31(b)  145.67(f)    239,642    1.02(b)    6.49(b)
-----------------------------------------------------------------------------------------------------------------

                               Income (loss) from investment operations(n)
                           ------------------------------------------------------
                                         Net realized    Net realized
                                        and unrealized  and unrealized   Total
                                         gain (loss)     gain (loss)     income
                 Net asset              on investment,    on foreign     (loss)
                 value at     Net         option and       currency       from
                 beginning investment      futures         related     investment
                 of period   income      transactions    transactions  operations
----------------------------------------------------------------------------------------------------------------------
                                        SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.83    $0.6412(a)     $ 0.0300(a)       --         $ 0.6712
1997-
Administration
Shares..........    9.85     0.6183(a)       0.0400(a)       --           0.6583
1997-Service
Shares..........    9.82     0.5904(a)       0.0401(a)       --           0.6305
1997-Class A
Shares(o).......    9.78     0.3121(a)       0.0883(a)       --           0.4004
1997-Class B
Shares(o).......    9.75     0.2787(a)       0.1011(a)       --           0.3798
1997-Class C
Shares(p).......    9.83     0.1185(a)       0.0225(a)       --           0.1410
1996-
Institutional
Shares..........    9.82     0.6290(a)       0.0136(a)       --           0.6426
1996-
Administration
Shares(h).......    9.86     0.3837(a)       0.0003(a)       --           0.3840
1996-Service
Shares(i).......    9.72     0.3134(a)       0.1018(a)       --           0.4152
1995-
Institutional
Shares..........    9.64     0.6652(a)       0.1666(a)       --           0.8318
1995-
Administration
Shares..........    9.64     0.2384(a)      (0.0433)(a)      --           0.1951
1994-
Institutional
Shares..........   10.14     0.5628(a)      (0.4592)(a)      --           0.1036
1994-
Administration
Shares..........   10.14     0.5329(a)      (0.4539)(a)      --           0.0790
1993-
Institutional
Shares..........   10.16     0.5627(a)      (0.0135)(a)      --           0.5492
1993-
Administration
Shares(e).......   10.23     0.2725(a)      (0.0900)(a)      --           0.1825
1992-
Institutional
Shares..........   10.22     0.6703(a)      (0.0600)(a)      --           0.6103
1991-
Institutional
Shares..........   10.00     0.8020(a)       0.2200(a)       --           1.0220
1990-
Institutional
Shares..........   10.07     0.8300(a)      (0.0700)(a)      --           0.7600
1989-
Institutional
Shares..........   10.10     0.8800(a)        . --           --           0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-
Institutional
Shares..........   10.00     0.1800(a)       0.1000(a)       --           0.2800
----------------------------------------------------------------------------------------------------------------------

                           Distributions to shareholders
                 -------------------------------------------------------------
                                                      In excess of
                              From net               net realized                           Net
                            realized gain               gain on                            increase
                            on investment, In excess  investment,   From        Total     (decrease)
                 From net       option       of net    option and   paid    distributions   in net
                investment   and futures   investment   futures      in          to         asset
                  income     transactions    income   transactions capital  shareholders    value
----------------------------------------------------------------------------------------------------
                                        SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $(0.6412)     --           --        --           --     $(0.6412)    $ 0.0300
1997-
Administration
Shares..........   (0.6183)     --           --        --           --      (0.6183)      0.0400
1997-Service
Shares..........   (0.5904)     --           --        --           --      (0.5904)      0.0401
1997-Class A
Shares(o).......   (0.3004)     --           --        --           --      (0.3004)      0.1000
1997-Class B
Shares(o).......   (0.2698)     --           --        --           --      (0.2698)      0.1100
1997-Class C
Shares(p).......   (0.1110)     --           --        --           --      (0.1110)      0.0300
1996-
Institutional
Shares..........   (0.6326)     --           --        --           --      (0.6326)      0.0100
1996-
Administration
Shares(h).......   (0.3940)     --           --        --           --      (0.3940)     (0.0100)
1996-Service
Shares(i).......   (0.3152)     --           --        --           --      (0.3152)      0.1000
1995-
Institutional
Shares..........   (0.6518)     --           --        --           --      (0.6518)      0.1800
1995-
Administration
Shares..........   (0.2051)     --           --        --           --      (0.2051)     (0.0100)
1994-
Institutional
Shares..........   (0.5598) (0.0438)         --        --           --      (0.6036)     (0.5000)
1994-
Administration
Shares..........   (0.5352) (0.0438)         --        --           --      (0.5790)     (0.5000)
1993-
Institutional
Shares..........   (0.5627)     --       (0.0065)      --           --      (0.5692)     (0.0200)
1993-
Administration
Shares(e).......   (0.2725)     --           --        --           --      (0.2725)     (0.0900)
1992-
Institutional
Shares..........   (0.6703)     --           --        --           --      (0.6703)     (0.0600)
1991-
Institutional
Shares..........   (0.8020)     --           --        --           --      (0.8020)      0.2200
1990-
Institutional
Shares..........   (0.8300)     --           --        --           --      (0.8300)     (0.0700)
1989-
Institutional
Shares..........   (0.8800)     --           --        --       (0.0300)    (0.9100)     (0.0300)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-
Institutional
Shares..........   (0.1800)     --           --        --           --      (0.1800)      0.1000
----------------------------------------------------------------------------------------------------
                                                                                          Ratios assuming
                                                                                        no voluntary waiver
                                                                                            of fees or
                                                                                        expense limitations
                                                                                       ---------------------

                                                       Ratio of                 Net                Ratio of
                                            Ratio of     net                  assets                 net
                    Net asset                 net     investment              at end    Ratio of  investment
                    value at                expenses    income   Portfolio      of      expenses    income
                     end of       Total    to average to average turnover     period   to average to average
                     period     return(k)  net assets net assets  rate(d)    (in 000s) net assets net assets
----------------------------------------------------------------------------------------------------------------------
                                        SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........     $ 9.86        7.07%      0.45%      6.43%    102.58%    $103,729     0.82%      6.06%
1997-
Administration
Shares..........       9.89        6.91       0.70       6.19     102.58        1,060     1.07       5.82
1997-Service
Shares..........       9.86        6.63       0.95       5.92     102.58        3,337     1.32       5.55
1997-Class A
Shares(o).......       9.88        4.14(f)    0.70(b)    6.05(b)  102.58(f)     9,491     1.32(b)    5.43(b)
1997-Class B
Shares(o).......       9.86        3.94(f)    1.30(b)    5.52(b)  102.58(f)       747     1.82(b)    5.00(b)
1997-Class C
Shares(p).......       9.86        1.44(f)    1.45(b)    5.52(b)  102.58(f)       190     1.82(b)    5.15(b)
1996-
Institutional
Shares..........       9.83        6.75       0.45       6.44     115.45       99,944     0.71       6.18
1996-
Administration
Shares(h).......       9.85        4.00(f)    0.70(b)    5.97(b)  115.45          252     0.96(b)    5.71(b)
1996-Service
Shares(i).......       9.82        4.35(f)    0.95(b)    6.05(b)  115.45        1,822     1.21(b)    5.79(b)
1995-
Institutional
Shares..........       9.82        8.97       0.45       6.87     292.56      103,760     0.72       6.60
1995-
Administration
Shares..........       9.63(h)     2.10       0.70(b)    7.91(b)  292.56          --      0.90(b)    7.71(b)
1994-
Institutional
Shares..........       9.64        0.99       0.45       5.69     289.79      193,095     0.59       5.55
1994-
Administration
Shares..........       9.64        0.73       0.70       5.38     289.79          730     0.84       5.24
1993-
Institutional
Shares..........      10.14        5.55       0.45       5.46     411.66      359,708     0.64       5.31
1993-
Administration
Shares(e).......      10.14        1.74(f)    0.70(b)    4.84(b)  411.66       16,490     0.80(b)    4.74(b)
1992-
Institutional
Shares..........      10.16        6.24       0.45       6.60     216.07      277,927     0.69       6.36
1991-
Institutional
Shares..........      10.22       10.93       0.45       8.25     155.44      158,848     0.79       7.91
1990-
Institutional
Shares..........      10.00        8.23       0.45       8.62     173.21       68,995     0.95       8.12
1989-
Institutional
Shares..........      10.07        9.08       0.46       8.71     137.37       31,015     1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-
Institutional
Shares..........      10.10        3.30(f)    0.55(b)    8.55(b)  167.00(f)    39,052     1.42(b)    7.68(b)
----------------------------------------------------------------------------------------------------------------------

                               Income (loss) from investment operations(n)
                           ------------------------------------------------------
                                         Net realized    Net realized
                                        and unrealized  and unrealized   Total
                                         gain (loss)     gain (loss)     income
                 Net asset              on investment,    on foreign     (loss)
                 value at     Net         option and       currency       from
                 beginning investment      futures         related     investment
                 of period   income      transactions    transactions  operations
----------------------------------------------------------------------------------------------------------------------
                                         SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.96    $0.4181(a)     $ 0.1091(a)       --         $ 0.5272
1997-
Administration
Shares..........    9.96     0.3924(a)       0.1100(a)       --           0.5024
1997-Service
Shares..........    9.97     0.3675(a)       0.1000(a)       --           0.4675
1997-Class A
Shares(o).......    9.94     0.1950(a)       0.1400(a)       --           0.3350
1997-Class B
Shares(o).......    9.94     0.1663(a)       0.1368(a)       --           0.3031
1997-Class C
Shares(p).......   10.04     0.0670(a)       0.0300(a)       --           0.0970
1996-
Institutional
Shares..........    9.94     0.4192(a)       0.0200(a)       --           0.4392
1996-
Administration
Shares..........    9.94     0.3944(a)       0.0200(a)       --           0.4144
1996-Service
Shares..........    9.95     0.3697(a)       0.0200(a)       --           0.3897
1995-
Institutional
Shares..........    9.79     0.4235(a)       0.1500(a)       --           0.5735
1995-
Administration
Shares..........    9.79     0.3989(a)       0.1500(a)       --           0.5489
1995-Service
Shares..........    9.79     0.3744(a)       0.1600(a)       --           0.5344
1994-
Institutional
Shares..........   10.23     0.3787(a)      (0.3575)(a)      --           0.0212
1994-
Administration
Shares..........   10.23     0.3537(a)      (0.3575)(a)      --          (0.0038)
1994-Service
Shares(j).......    9.86     0.0475(a)      (0.0700)(a)      --          (0.0225)
1993-
Institutional
Shares..........    9.93     0.3834(a)       0.3000(a)       --           0.6834
1993-
Administration
Shares(j).......   10.16     0.1555(a)       0.0720(a)       --           0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-
Institutional
Shares..........   10.00     0.0341(a)      (0.0700)(a)      --          (0.0359)
----------------------------------------------------------------------------------------------------------------------

                         Distributions to shareholders
                 ------------------------------------------------------------
                                                      In excess of
                               From net               net realized                          Net
                            realized gain               gain on                           increase
                            on investment, In excess  investment,   From       Total     (decrease)
                 From net       option       of net    option and   paid   distributions   in net
                investment   and futures   investment   futures      in         to         asset
                  income     transactions    income   transactions capital shareholders    value
----------------------------------------------------------------------------------------------------------------------
                                         SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares.......... $(0.4172)          --         --          --         --      $(0.4172)    $ 0.1100
1997-
Administration
Shares..........  (0.3924)          --         --          --         --       (0.3924)      0.1100
1997-Service
Shares..........  (0.3675)          --         --          --         --       (0.3675)      0.1000
1997-Class A
Shares(o).......  (0.1950)          --         --          --         --       (0.1950)      0.1400
1997-Class B
Shares(o).......  (0.1631)          --         --          --         --       (0.1631)      0.1400
1997-Class C
Shares(p).......  (0.0670)          --         --          --         --       (0.0670)      0.0300
1996-
Institutional
Shares..........  (0.4192)          --         --          --         --       (0.4192)      0.0300
1996-
Administration
Shares..........  (0.3944)          --         --          --         --       (0.3944)      0.0300
1996-Service
Shares..........  (0.3697)          --         --          --         --       (0.3697)      0.0200
1995-
Institutional
Shares..........  (0.4235)          --         --          --         --       (0.4235)      0.1500
1995-
Administration
Shares..........  (0.3989)          --         --          --         --       (0.3989)      0.1500
1995-Service
Shares..........  (0.3744)          --         --          --         --       (0.3744)      0.1600
1994-
Institutional
Shares..........  (0.3787)      (0.0825)       --          --         --       (0.4612)     (0.4400)
1994-
Administration
Shares..........  (0.3537)      (0.0825)       --          --         --       (0.4362)     (0.4400)
1994-Service
Shares(j).......  (0.0475)          --         --          --         --       (0.0475)     (0.0700)
1993-
Institutional
Shares..........  (0.3834)          --         --          --         --       (0.3834)      0.3000
1993-
Administration
Shares(j).......  (0.1555)          --         --          --         --       (0.1555)      0.0720
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-
Institutional
Shares..........  (0.0341)          --         --          --         --       (0.0341)     (0.0700)
----------------------------------------------------------------------------------------------------------------------
                                                                                      Ratios assuming
                                                                                    no voluntary waiver
                                                                                        of fees or
                                                                                    expense limitations
                                                                                   ---------------------

                                                   Ratio of                 Net                Ratio of
                                        Ratio of     net                  assets                 net
                 Net asset                net     investment              at end    Ratio of  investment
                 value at               expenses    income   Portfolio      of      expenses    income
                  end of     Total     to average to average turnover     period   to average to average
                  period   return(k)   net assets net assets  rate(d)    (in 000s) net assets net assets
----------------------------------------------------------------------------------------------------------------------
                                         SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........   $10.07      5.40%       0.45%      4.18%    194.75%    $ 28,821     1.23%      3.40%
1997-
Administration
Shares..........    10.07      5.14        0.70       3.91     194.75           77     1.48       3.13
1997-Service
Shares..........    10.07      4.77        0.95       3.66     194.75        2,051     1.73       2.88
1997-Class A
Shares(o).......    10.08      3.39(f)     0.70(b)    3.81(b)  194.75(f)     4,023     1.73(b)    2.78(b)
1997-Class B
Shares(o).......    10.08      3.07(f)     1.30(b)    3.31(b)  194.75(f)       106     2.23(b)    2.38(b)
1997-Class C
Shares(p).......    10.07      0.97(f)     1.45(b)    2.60(b)  194.75(f)         2     2.23(b)    1.82(b)
1996-
Institutional
Shares..........     9.96      4.50        0.45       4.21     231.65       34,814     1.01       3.65
1996-
Administration
Shares..........     9.96      4.24        0.70       3.96     231.65           48     1.26       3.40
1996-Service
Shares..........     9.97      3.98        0.95       3.74     231.65          695     1.51       3.18
1995-
Institutional
Shares..........     9.94      5.98        0.45       4.31     259.52       58,389     0.77       3.99
1995-
Administration
Shares..........     9.94      5.76        0.70       4.14     259.52           46     1.02       3.82
1995-Service
Shares..........     9.95      5.59        0.95       3.87     259.52          454     1.27       3.55
1994-
Institutional
Shares..........     9.79      0.17        0.45       3.74     354.00       83,704     0.61       3.58
1994-
Administration
Shares..........     9.79     (0.11)       0.70       3.51     354.00        3,866     0.86       3.35
1994-Service
Shares(j).......     9.79     (0.32)(f)    0.95(b)    4.30(b)  354.00          440     1.11(b)    4.14(b)
1993-
Institutional
Shares..........    10.23      7.03        0.41       3.70     404.60      115,803     1.06       3.05
1993-
Administration
Shares(j).......    10.23      2.28(f)     0.70(b)    3.32(b)  404.60          911     1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-
Institutional
Shares..........     9.93     (0.34)(f)    0.05(b)    4.58(b)   31.19(f)    14,601     2.68(b)    1.95(b)
------------------------------------------------------------------------------------------------------------------------------------

                                  Income (loss) from investment operations(n)
                              ---------------------------------------------------
                                          Net realized   Net realized
                                         and unrealized and unrealized   Total
                                          gain (loss)    gain (loss)     income
                    Net asset            on investment,   on foreign     (loss)
                     value at     Net      option and      currency       from
                    beginning investment    futures        related     investment
                    of period   income    transactions   transactions  operations
---------------------------------------------------------------------------------
                                                        CORE FIXED INCOME FUND
---------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1997-Institutional
Shares.............    $ 9.85    $0.6431       $0.2282       $(0.0005)  $ 0.8708
1997-Administration
Shares.............      9.84     0.6182        0.2380        (0.0005)    0.8557
1997-Service
Shares.............      9.86     0.5937        0.2287        (0.0005)    0.8219
1997-Class A
Shares(o)..........      9.70     0.3059        0.3596        (0.0008)    0.6647
1997-Class B
Shares(o)..........      9.72     0.2686        0.3695        (0.0008)    0.6373
1997-Class C
Shares(p)..........      9.93     0.1118        0.1591        (0.0003)    0.2706
1996-Institutional
Shares.............     10.00     0.6448       (0.0704)            -      0.5744
1996-Administration
Shares(1)..........      9.91     0.4083       (0.0703)            -      0.3380
1996-Service
Shares(l)..........      9.77     0.3756        0.0898             -      0.4654
1995-Institutional
Shares.............      9.24     0.6423        0.7610             -      1.4033
For the Period January 5, 1994(g) through October 31,
-----------------------------------------------------
1994-Institutional
Shares.............     10.00     0.4648       (0.7617)            -     (0.2969)

                                                   Distributions to shareholders
                              -----------------------------------------------------------------------
                                                                   In excess of
                                            From net               net realized
                                         realized gain                gain on
                                         on investment,  In excess  investment,   From      Total
                               From net      option       of net    option and    paid  distributions
                              investment  and futures   investment    futures      in        to
                                income    transactions    income   transactions capital shareholders
-----------------------------------------------------------------------------------------------------
                                                                 CORE FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1997-Institutional
Shares.............            $(0.6408)            -           -            -       -      $(0.6408)
1997-Administration
Shares.............             (0.6157)            -           -            -       -       (0.6157)
1997-Service
Shares.............             (0.5919)            -           -            -       -       (0.5919)
1997-Class A
Shares(o)..........             (0.3048)            -           -            -       -       (0.3048)
1997-Class B
Shares(o)..........             (0.2673)            -           -            -       -       (0.2673)
1997-Class C
Shares(p)..........             (0.1107)            -           -            -       -       (0.1107)
1996-Institutional
Shares.............             (0.6438)       (0.0806)         -            -       -       (0.7244)
1996-Administration
Shares(1)..........             (0.4080)            -           -            -       -       (0.4080)
1996-Service
Shares(l)..........             (0.3754)            -           -            -       -       (0.3754)
1995-Institutional
Shares.............             (0.6433)            -           -            -       -       (0.6433)
For the Period January 5, 1994(g) through October 31,
-----------------------------------------------------
1994-Institutional
Shares.............             (0.4648)            -           -            -       -       (0.4648)

                                                                                                             Ratios assuming
                                                                                                           no voluntary waiver
                                                                                                               of fees or
                                                                                                           expense limitations
                                                                                                           ---------------------

                                 Net                                     Ratio of                   Net               Ratio of
                               increase                       Ratio of     net                     assets               net
                              (decrease) Net asset              net      investment                at end  Ratio of   investment
                                in net    value at            expenses    income    Portfolio        of    expenses    income
                                asset      end of   Total     to average to average  turnover      period  to average to average
                                value      period  return(k)  net assets net assets  rate(d)     (in 000s) net assets net assets
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1997-Institutional
Shares.............            $ 0.2300     $10.08    9.19%      0.45%      6.53%      361.27%     $79,230    0.83%      6.15%
1997-Administration
Shares.............              0.2300      10.07    8.92       0.70       6.27       361.27        6,176    1.08       5.89
1997-Service
Shares.............              0.2300      10.09    8.65       0.95       6.00       361.27        1,868    1.33       5.62
1997-Class A
Shares(o)..........              0.3599      10.06    6.94(f)    0.70(b)    6.13(b)    361.27(f)     9,336    1.33(b)    5.50(b)
1997-Class B
Shares(o)..........              0.3700      10.09    6.63(f)    1.45(b)    5.28(b)    361.27(f)       621    1.83(b)    4.90(b)
1997-Class C
Shares(p)..........              0.1599      10.09    2.74(f)    1.45(b)    4.84(b)    361.27(f)       272    1.83(b)    4.46(b)
1996-Institutional
Shares.............             (0.1500)      9.85    5.98       0.45       6.51       414.20       72,061    0.83       6.13
1996-Administration
Shares(1)..........             (0.0700)      9.84    3.56(f)    0.70(b)    6.41(b)    414.20          702    1.08(b)    6.03(b)
1996-Service
Shares(l)..........              0.0900       9.86    4.90(f)    0.95(b)    6.37(b)    414.20          381    1.33(b)    5.99(b)
1995-Institutional
Shares.............              0.7600      10.00   15.72       0.45       6.56       382.26       55,502    0.96       6.05
For the Period January 5, 1994(g) through October 31,
-----------------------------------------------------
1994-Institutional
Shares.............             (0.7617)      9.24   (3.00)      0.45(b)    6.48(b)    285.25       24,508    1.46(b)    5.47(b)

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and Service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(l) Administration and Service share activity commenced on February 28, 1996 and March 13, 1996, respectively.
(m) Service share activity commenced on March 27, 1997.
(n) Includes the balancing effect of calculating per share amounts.
(o) Class A and Class B share activity commenced on May 1, 1997.
(p) Class C share activity commenced on August 15, 1997.
-------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") even though it has been rated below the minimum rating by one or more other NRSROs, or, if unrated, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will usually have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate results. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed- income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government and Core Fixed Income Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Core Fixed Income Fund may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

ASSET-BACKED SECURITIES

  The Core Fixed Income Fund may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free Fund and, to a limited extent, the Core Fixed Income Fund invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. The Core Fixed Income Fund may also invest in taxable Municipal Securities.

  PRIVATE ACTIVITY BONDS. Municipal Securities include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free Fund's distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Core Fixed Income Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  The Core Fixed Income Fund may also invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred stock but junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

CONVERTIBLE SECURITIES

  The Core Fixed Income Fund may invest in convertible debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fixed Income Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Core Fixed Income Fund may invest in fixed-income securities of foreign issuers denominated in any currency but will limit its investments in non-U.S. dollar-denominated fixed-income securities to 25% of its total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999, for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999, that refer to existing rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income Fund may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income Fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income Fund may invest up to 10% of its total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding the Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income Fund will usually involve currencies of foreign countries, and because the Fund may have currency exposure independent of its securities position, the value of a Fund's assets as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If the Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total returns, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or to otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency in U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline.

Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

  TAX RISK OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government and Core Fixed Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of the Core Fixed Income Fund, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income Fund, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income Fund may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Core Fixed Income Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (i) U. S. Government Securities or
(ii) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objectives and invest more than 20% of its net assets in taxable investments.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free Fund), interest rate swaps, caps, floors and collars and credit swaps, (iii) inverse floating rate securities, (iv) yield curve options, (v) investments in other investment companies, (vi) custodial receipts, (vii) with respect to the Short Duration Tax-Free Fund, tender option bonds and standby commitments and (viii) reverse repurchase agreements for investment purposes.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free Fund's policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM and GSFM, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio managers are Jonathan A. Beinner, Richard C. Lucy, James B. Clark, Peter D. Dion and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Funds may hold. Mr. Beinner is a Managing Director of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992. Mr. Clark joined GSAM in 1994 after working as a senior trader at the Federal Home Loan Mortgage Corporation. Prior to that, he was an investment manager at Travelers Insurance Company. Mr. Dion is a Vice President of Goldman Sachs and joined GSAM in 1992. Mr. McCarthy is a Vice President of Goldman Sachs. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  CORE FIXED INCOME FUND. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner and Mr. Lucy. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold.

  SHORT DURATION TAX-FREE FUND. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in Goldman Sachs's Municipal Finance Department.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSFM are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                              FOR THE FISCAL
                                              YEAR OR PERIOD
                                 CONTRACTUAL       ENDED             AS OF
                                    RATE*    OCTOBER 31, 1997* SEPTEMBER 1, 1998
                                 ----------- ----------------- -----------------
GSAM
----
  Short Duration Tax-Free.......    0.40%          0.40%             0.35%
  Core Fixed Income.............    0.40%          0.40%             0.40%
GSFM
----
  Adjustable Rate Government....    0.40%          0.40%             0.40%
  Short Duration Government.....    0.50%          0.40%             0.50%

--------
* The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled for the year ended October 31, 1997. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds, (excluding management fees, transfer agency fees, administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00% and 0.10% per annum of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax Free and Core Fixed Income Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Administration shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

                                   DIVIDENDS


  Each Fund will declare a daily dividend which will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income Fund, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years, will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                   EXPENSES


  The Funds are responsible for the payment of their expenses. The expenses include, without limitation; fees payable to the Investment Adviser; administration fees; custodian and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend. Net asset value per share of each class is calculated by determining the net assets of each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  Each Fund's performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder of record receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of February 1, 1998, the shareholder listed below owned beneficially and of record 25% or more of the outstanding shares of the following Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (29.64%).

                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of these distributions may be subject to the federal alternative minimum tax and may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free Fund, as described above. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her shares or whether such gain was reflected in the price paid for the shares. These tax consequences will apply whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund does not anticipate that it will be eligible to pass any foreign tax credits through to its shareholders; however, the Fund may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                              ADMINISTRATION PLAN


  The Trust, on behalf of the Funds, has adopted an Administration Plan with respect to the Administration Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of the Service Organization for its customers. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers and processing orders to purchase, redeem or exchange Administration Shares for customers.

  The Trust may authorize certain Service Organizations to accept on the Trust's behalf orders placed by their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a

Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a Business Day, and the order will be priced at a Fund's net asset value per share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer may contact its Service Organization to learn whether the Service Organization is authorized to accept orders. Service Organizations that are authorized to accept orders for the Trust may receive payments from the Funds or Goldman Sachs that are in addition to the payments payable by the Trust under the Administration Plan.

  Holders of Administration Shares of a Fund bear all expenses and fees paid to Service Organizations under the Administration Plan as well as any other expenses which are attributed to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Administration Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares should be directed to the owners' Service Organizations.

  For the fiscal year ended October 31, 1997, the Trust, on behalf of each Fund, paid Service Organizations fees at the annual rate of 0.25% of each Fund's average daily net assets attributable to Administration Shares.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Administration Shares of the Funds will receive an annual report containing audited financial statements and a semiannual report. Each recordholder of Administration Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement. A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.


                       PURCHASE OF ADMINISTRATION SHARES


  Customers of Service Organizations may invest in Administration Shares only through their Service Organizations. Administration Shares may be purchased on any Business Day at the net asset value per share next determined after receipt of an order by Goldman Sachs from a Service Organization. (See "Administration Plan" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept orders for the Funds.) No sales load will be charged. Currently, net asset value is determined as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Administration Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Administration Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or Goldman Sachs. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Administration Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum required account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organizations for further information concerning such requirements and charges.

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received with a specified settlement date from a Service Organization in proper form before the determination of net asset value that day and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt of the purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by Northern. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a purchase order is received with a specified settlement date from a Service Organization in proper form before the determination of net asset value that day and payment is made by check or Federal Reserve draft, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

  The Investment Advisers, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale of shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time customers' assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem Administration Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Administration Shares are being redeemed to allow them to purchase sufficient additional Administration Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Administration Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE


  Administration Shares of the Funds may be exchanged by a Service Organization for (i) Administration Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention:
Goldman Sachs Fixed Income Funds -- Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Administration Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Administration Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Administration Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Administration Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Administration Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on sixty (60) days' written notice to the recordholders of Administration Shares and is subject to certain limitations. See "Purchase of Administration Shares."


                      REDEMPTION OF ADMINISTRATION SHARES


  The Funds will redeem their Administration Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after receipt of such request in proper form by Goldman Sachs. (See "Administration Plan" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept redemptions for the Funds.) If Administration Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Administration Shares. This may take up to fifteen (15) days. Redemption requests may be made by a Service Organization by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. (Exchanges among accounts with different names, addresses and social security or taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form.) Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. Administration Shares of each Fund earn dividends declared on the day the shares are redeemed.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Administration Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three
(3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Administration Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS, 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550


FIPROADMIN
501422
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
ADMINISTRATION SHARES



LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS      GOLDMAN SACHS FIXED INCOME FUNDS SERVICE SHARES
March 1, 1998, as revised
September 1, 1998

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

GOLDMAN SACHS GOVERNMENT INCOME FUND
  Seeks a high level of current income, consistent with safety of principal. The Fund invests primarily in securities, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS MUNICIPAL INCOME FUND
  Seeks a high level of current income that is exempt from regular federal in-come tax, consistent with preservation of capital. The Fund invests primar-ily in municipal securities.

GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND
  Seeks a high total return, emphasizing current income and, to a lesser ex-tent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current income and, secondarily, may also consider the potential for capital appreciation. The Fund invests primarily in fixed-in-come securities rated below investment grade.



  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   15
Description of Securities...........   22
Risk Factors........................   31
Investment Techniques...............   34
Investment Restrictions.............   37
Portfolio Turnover..................   38
Management..........................   38
Dividends...........................   42

                                                                            PAGE
                                                                            ----
                          Expenses.........................................  43
                          Net Asset Value..................................  44
                          Performance Information..........................  44
                          Shares of the Trust..............................  45
                          Taxation.........................................  46
                          Additional Information...........................  47
                          Additional Services..............................  48
                          Reports to Shareholders..........................  48
                          Purchase of Service Shares.......................  49
                          Exchange Privilege...............................  51
                          Redemption of Service Shares.....................  51
                          Appendix......................................... A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

                                                         EXPECTED
                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY     OTHER INVESTMENTS
--------------  ------------------ ------------------- ------------ --------------------- -------------------- -------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of       U.S. Government      Fixed-rate
RATE            current income,    to 1-year                        total assets in       Securities           mortgage
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or                       pass-through
FUND            low volatility     Security                         guaranteed by the                          securities and
                of principal.      Maximum = 2 years                U.S. government,                           repurchase
                                                                    its agencies,                              agreements
                                                                    instrumentalities                          collateralized by
                                                                    or sponsored                               U.S. Government
                                                                    enterprises                                Securities.
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and other
                                                                    mortgage securities
                                                                    with periodic
                                                                    interest rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of       U.S. Government      Mortgage pass-
GOVERNMENT      current income,    U.S. Treasury                    total assets in       Securities           through
FUND            and secondarily,   Security plus                    U.S. Government                            securities and
                in seeking current or minus .5 years                Securities                                 other securities
                income, may        Maximum = 3 years                and repurchase                             representing an
                also consider                                       agreements                                 interest in or
                the potential                                       collateralized                             collateralized
                for capital                                         by such securities.                        by mortgage loans.
                appreciation.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa    U.S. Government
TAX-FREE        current income,    Brothers                         net assets in                              Securities
FUND            consistent with    3-year Municipal                 municipal securities.                      and repurchase
                low volatility     Bond Index                                                                  agreements
                of principal,      plus or minus                                                               collateralized
                that is exempt     .5 years                                                                    by such securities.
                from regular       Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of    Target = Lehman     5-year bond  At least 65% of total U.S. Government      Non-government
INCOME          current income,    Brothers Mutual                  assets in U.S.        Securities; non-U.S. mortgage pass-
FUND            consistent with    Fund Government/                 Government            Government           through securities,
                safety of          Mortgage Index                   Securities, including Securities =         asset-backed
                principal.         plus or minus                    mortgage-backed       AAA/Aaa              securities and
                                   1 year                           U.S. Government                            corporate
                                   Maximum = 6 years                Securities and                             fixed-income
                                                                    repurchase                                 securities.
                                                                    agreements
                                                                    collateralized by
                                                                    U.S. Government
                                                                    Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
GOVERNMENT      Lehman Brothers
INCOME          Mutual Fund
FUND            Government/
                Mortgage Index

                                                         EXPECTED
                                                       APPROXIMATE
                                                         INTEREST
                  INVESTMENT                               RATE
 FUND NAME        OBJECTIVES            DURATION       SENSITIVITY    INVESTMENT SECTOR       CREDIT QUALITY
 --------------------------------------------------------------------------------------------
MUNICIPAL    A high level of      Target = Lehman      15-year bond At least 80% of        Minimum = BBB/Baa
INCOME       current income       Brothers 15-year                  net assets in          Average = AA/Aa
FUND         that is exempt       Municipal Bond                    municipal securities.
             from regular         Index plus
             federal income       or minus 1 year
             tax, consistent      Maximum = 12 years
             with preservation
             of capital.
 --------------------------------------------------------------------------------------------
CORE FIXED   Total return         Target = Lehman      5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND  consisting           Brothers                          assets in fixed-income Minimum for
             of capital           Aggregate Bond                    securities, including  non-dollar securities
             appreciation         Index plus or                     U.S. Government        = AA/Aa
             and income that      minus 1 year                      Securities, corporate,
             exceeds the total    Maximum = 6 years                 mortgage-backed
             return of the                                          and asset-backed
             Lehman Brothers                                        securities.
             Aggregate Bond
             Index.
 --------------------------------------------------------------------------------------------
GLOBAL       A high total return, Target = J.P. Morgan 6-year bond  Securities of          Minimum = BBB/Baa
INCOME       emphasizing current  Global Government                 U.S. and foreign       At least 50% =
FUND         income, and, to      Bond Index                        governments and        AAA/Aaa
             a lesser extent,     (hedged) plus or                  corporations.
             providing            minus 2.5 years
             opportunities        Maximum = 7.5 years
             for capital
             appreciation.
 --------------------------------------------------------------------------------------------
HIGH YIELD   A high level of      Target = Lehman      6-year bond  At least 65% of        At least 65% =
FUND         current income       Brothers High                     assets in fixed-       BB/Ba or below
             and capital          Yield Bond Index                  income securities
             appreciation.        plus or minus                     rated below
                                  2.5 years                         investment grade,
                                  Maximum =7.5 years                including U.S. and
                                                                    non-U.S. dollar
                                                                    corporate debt,
                                                                    foreign
                                                                    government
                                                                    securities,
                                                                    convertible
                                                                    securities
                                                                    and preferred stock.
 FUND NAME     OTHER INVESTMENTS       BENCHMARK
 --------------------------------------------------------------------------------------------
MUNICIPAL    U.S. Government        Lehman Brothers
INCOME       Securities and         15-Year
FUND         repurchase             Municipal
             agreements             Bond Index
             collateralized by
             such securities.
 --------------------------------------------------------------------------------------------
CORE FIXED   Foreign fixed-         Lehman Brothers
INCOME FUND  income,                Aggregate Bond
             municipal and          Index
             convertible
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized
             by U.S.
             Government
             Securities.
 --------------------------------------------------------------------------------------------
GLOBAL       Mortgage and           J.P. Morgan
INCOME       asset-backed           Global
FUND         securities, foreign    Government
             currencies and         Bond Index
             repurchase             (hedged)
             agreements
             collateralized by
             U.S. Government
             Securities or
             certain foreign
             government securities.
 --------------------------------------------------------------------------------------------
HIGH YIELD   Mortgage-backed        Lehman Brothers
FUND         and asset-backed       High Yield
             securities, U.S.       Bond Index
             Government
             Securities,
             investment grade
             corporate fixed-
             income securities,
             structured
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized by
             U.S. Government
             Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations, and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Because of their tax-exempt status, the yields and market values of municipal securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Diversified and Non-Diversified Funds. Each Fund, other than the Global Income Fund, is a "diversified open-end management company" as defined under the Investment Company Act of 1940, as amended (the "Act"). The Global Income Fund is a "non-diversified" open-end management company as defined under the Act and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

   Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased at the current net asset value without any sales load. See "Purchase of Service Shares."

   ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Services Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

   You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
                                                   DIVIDENDS
                                               ------------------ CAPITAL GAINS
       FUND                                    DECLARED    PAID   DISTRIBUTION
       ----                                    ------------------ -------------
  Adjustable Rate Government.................. Daily      Monthly   Annually
  Short Duration Government .................. Daily      Monthly   Annually
  Short Duration Tax-Free..................... Daily      Monthly   Annually
  Government Income........................... Daily      Monthly   Annually
  Municipal Income............................ Daily      Monthly   Annually
  Core Fixed Income........................... Daily      Monthly   Annually
  Global Income .............................. Monthly    Monthly   Annually
  High Yield.................................. Daily      Monthly   Annually

   Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which they have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)


                                 ADJUSTABLE   SHORT     SHORT                         CORE
                                    RATE     DURATION  DURATION GOVERNMENT MUNICIPAL FIXED  GLOBAL HIGH
                                 GOVERNMENT GOVERNMENT TAX-FREE   INCOME    INCOME   INCOME INCOME YIELD
                                    FUND       FUND      FUND      FUND      FUND     FUND   FUND  FUND
                                 ---------- ---------- -------- ---------- --------- ------ ------ -----
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases.................     none       none      none      none      none     none   none  none
 Maximum Sales Charge Imposed
  on Reinvested Dividends......     none       none      none      none      none     none   none  none
 Redemption Fees...............     none       none      none      none      none     none   none  none
 Exchange Fees.................     none       none      none      none      none     none   none  none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average
 daily net assets)/1/
 Management Fees (after
  applicable limitations)/2/...     0.40%      0.50%     0.35%     0.54%     0.50%    0.40%  0.65% 0.70%
 Service Fees/3/...............     0.50%      0.50%     0.50%     0.50%     0.50%    0.50%  0.50% 0.50%
 Other Expenses (after
  applicable limitations)/4/...     0.09%      0.04%     0.04%     0.04%     0.04%    0.14%  0.04% 0.06%
                                    ----       ----      ----      ----      ----     ----   ----  ----
TOTAL FUND OPERATING EXPENSES
 (after fee and expense
 limitations)/5/...............     0.99%      1.04%     0.89%     1.08%     1.04%    1.04%  1.19% 1.26%
                                    ====       ====      ====      ====      ====     ====   ====  ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $10     $32     $55     $121
Short Duration Government.......................  $11     $33     $57     $127
Short Duration Tax-Free.........................  $ 9     $28     $49     $110
Government Income...............................  $11     $34     $60     $132
Municipal Income................................  $11     $33     $57     $127
Core Fixed Income...............................  $11     $33     $57     $127
Global Income...................................  $12     $38     $65     $144
High Yield......................................  $13     $40     $69     $152

--------
/1/The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.
/2/The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively. Without such limitations, management fees would be 0.40%, 0.65%, 0.55% and 0.90% of each Fund's average daily net assets, respectively.
/3/Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts.

/4./ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, transfer agency fees (equal to 0.04% of the average daily net assets of each Fund's Service Shares), service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, 0.10%, 0.00% and 0.02%
     of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/5./ Without the limitations described above, "Other Expenses" and "Total
     Operating Expenses" of the Service Shares of the Funds would be as set forth below:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Adjustable Rate Government..........................  0.12%        1.02%
   Short Duration Government...........................  0.26%        1.26%
   Short Duration Tax-Free.............................  0.63%        1.53%
   Government Income...................................  0.41%        1.56%
   Municipal Income....................................  0.35%        1.40%
   Core Fixed Income...................................  0.34%        1.24%
   Global Income.......................................  0.18%        1.58%
   High Yield..........................................  0.37%        1.57%

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional and Class A Shares and, with the exception of the Adjustable Rate Government Fund, Class B and Class C Shares. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds also offer Administration Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  In addition to the compensation itemized above, certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for service to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Purchase of Service Shares" in this Prospectus and the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended October 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ---------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                 NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                 VALUE AT     NET        OPTION AND      CURRENCY      FROM
                 BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                 OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                 --------- ----------   ------------   ------------ ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........  $ 9.83    $0.5914(a)    $ 0.0494 (a)     --        $0.6408
1997-
Administration
Shares..........    9.83     0.5665(a)      0.0497 (a)     --         0.6162
1997-Service
Shares(m).......    9.84     0.3298(a)      0.0400 (a)     --         0.3698
1997-Class A
Shares..........    9.83     0.5662(a)      0.0500 (a)     --         0.6162
1996-
Institutional
Shares..........    9.77     0.5759(a)      0.0772 (a)     --         0.6531
1996-
Administration
Shares..........    9.77     0.5489(a)      0.0797 (a)     --         0.6286
1996-Class A
Shares..........    9.77     0.5481(a)      0.0806 (a)     --         0.6287
1995-
Institutional
Shares..........    9.74     0.5630(a)      0.0717 (a)     --         0.6347
1995-
Administration
Shares..........    9.74     0.5366(a)      0.0737 (a)     --         0.6103
1995-Class A
Shares(c).......    9.79     0.2721(a)     (0.0090)(a)     --         0.2631
1994-
Institutional
Shares..........   10.00     0.4341(a)     (0.2455)(a)     --         0.1886
1994-
Administration
Shares..........   10.00     0.4211(a)     (0.2572)(a)     --         0.1639
1993-
Institutional
Shares..........   10.04     0.4397(a)     (0.0376)(a)     --         0.4021
1993-
Administration
Shares(e).......   10.02     0.2146(a)     (0.0173)(a)     --         0.1973
1992-
Institutional
Shares..........   10.03     0.5599(a)     (0.0029)(a)     --         0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........   10.00     0.1531(a)      0.0322(a)      --         0.1853
-----------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTIONS TO SHAREHOLDERS
                 -------------------------------------------------------------------------
                                                         IN EXCESS
                                  FROM NET                 OF NET
                                  REALIZED                REALIZED                            NET
                                  GAIN ON                 GAIN ON                           INCREASE
                                INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE)
                  FROM NET       OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET
                 INVESTMENT       FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET
                   INCOME       TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE
                 ----------     ------------ ---------- ------------ ------- ------------- ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........   $(0.5908)       --            --        --         --      $(0.5908)    $ 0.0500
1997-
Administration
Shares..........    (0.5662)       --            --        --         --       (0.5662)      0.0500
1997-Service
Shares(m).......    (0.3298)       --            --        --         --       (0.3298)      0.0400
1997-Class A
Shares..........    (0.5662)       --            --        --         --       (0.5662)      0.0500
1996-
Institutional
Shares..........    (0.5725)       --        (0.0206)      --         --       (0.5931)      0.0600
1996-
Administration
Shares..........    (0.5489)       --        (0.0198)      --         --       (0.5687)      0.0600
1996-Class A
Shares..........    (0.5489)       --        (0.0198)      --         --       (0.5687)      0.0600
1995-
Institutional
Shares..........    (0.5759)       --        (0.0287)      --         --       (0.6046)      0.0301
1995-
Administration
Shares..........    (0.5528)       --        (0.0275)      --         --       (0.5803)      0.0300
1995-Class A
Shares(c).......    (0.2697)       --        (0.0134)      --         --       (0.2831)     (0.0200)
1994-
Institutional
Shares..........    (0.4486)       --            --        --         --       (0.4486)     (0.2600)
1994-
Administration
Shares..........    (0.4239)       --            --        --         --       (0.4239)     (0.2600)
1993-
Institutional
Shares..........    (0.4397)       --        (0.0024)      --         --       (0.4421)     (0.0400)
1993-
Administration
Shares(e).......    (0.2146)       --        (0.0027)      --         --       (0.2173)     (0.0200)
1992-
Institutional
Shares..........    (0.5470)       --            --        --         --       (0.5470)      0.0100
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........    (0.1553)       --            --        --         --       (0.1553)      0.0300
------------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER OF
                                                                                FEES OR EXPENSE
                                                                                  LIMITATIONS
                                                                              --------------------

                                   RATIO OF
                  NET                NET      RATIO OF                        RATIO OF   RATIO OF
                 ASSET             EXPENSES     NET                    NET    EXPENSES     NET
                 VALUE                TO     INVESTMENT             ASSETS AT    TO     INVESTMENT
                 AT END            AVERAGE   INCOME TO  PORTFOLIO    END OF   AVERAGE   INCOME TO
                   OF     TOTAL      NET      AVERAGE   TURNOVER     PERIOD     NET      AVERAGE
                 PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)    (IN 000S)  ASSETS   NET ASSETS
                 ------ ---------- --------- ---------- ----------- --------- --------- ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-
Institutional
Shares..........  $ 9.88   6.70%      0.49%      5.99%     46.58%    $ 463,511   0.52%      5.96%
1997-
Administration
Shares..........    9.88   6.43       0.74       5.73      46.58         2,793   0.77       5.70
1997-Service
Shares(m).......    9.88   3.81(f)    1.05(b)    5.64(b)   46.58(f)        346   1.08(b)    5.61(b)
1997-Class A
Shares..........    9.88   6.43       0.74       5.60      46.58        43,393   1.02       5.32
1996-
Institutional
Shares..........    9.83   6.86       0.45       5.85      52.36       613,149   0.51       5.79
1996-
Administration
Shares..........    9.83   6.60       0.70       5.59      52.36         3,792   0.76       5.53
1996-Class A
Shares..........    9.83   6.60       0.70       5.59      52.36        10,728   1.01       5.28
1995-
Institutional
Shares..........    9.77   6.75       0.46       5.77      24.12       657,358   0.53       5.70
1995-
Administration
Shares..........    9.77   6.48       0.71       5.50      24.12         3,572   0.78       5.43
1995-Class A
Shares(c).......    9.77   2.74(f)    0.69(b)    5.87(b)   24.12(f)     15,203   1.01(b)    5.55(b)
1994-
Institutional
Shares..........    9.74   1.88       0.46       4.38      37.81       942,523   0.49       4.35
1994-
Administration
Shares..........    9.74   1.63       0.71       4.27      37.81         6,960   0.74       4.24
1993-
Institutional
Shares..........   10.00   4.13       0.45       4.36     103.74     2,760,871   0.48       4.33
1993-
Administration
Shares(e).......   10.00   2.01(f)    0.70(b)    3.81(b)  103.74(f)      5,326   0.73(b)    3.78(b)
1992-
Institutional
Shares..........   10.04   6.12       0.42       5.61     286.40     2,145,064   0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
-------------------
1991-
Institutional
Shares..........   10.03   2.14(f)    0.20(b)    7.31(b)  145.67(f)    239,642   1.02(b)    6.49(b)
-----------------------------------------------------------------------------------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ---------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                 NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                 VALUE AT     NET        OPTION AND      CURRENCY      FROM     FROM NET
                 BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT INVESTMENT
                 OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS   INCOME
                 --------- ----------   ------------   ------------ ---------- ----------
                                  SHORT DURATION GOVERNMENT FUND
-----------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........  $ 9.83    $0.6412(a)    $ 0.0300(a)      --        $ 0.6712   $(0.6412)
1997-
Administration
Shares..........    9.85     0.6183(a)      0.0400(a)      --          0.6583    (0.6183)
1997-Service
Shares..........    9.82     0.5904(a)      0.0401(a)      --          0.6305    (0.5904)
1997-Class A
Shares(o).......    9.78     0.3121(a)      0.0883(a)      --          0.4004    (0.3004)
1997-Class B
Shares(o).......    9.75     0.2787(a)      0.1011(a)      --          0.3798    (0.2698)
1997-Class C
Shares(p).......    9.83     0.1185(a)      0.0225(a)      --          0.1410    (0.1110)
1996-
Institutional
Shares..........    9.82     0.6290(a)      0.0136(a)      --          0.6426    (0.6326)
1996-
Administration
Shares(h).......    9.86     0.3837(a)      0.0003(a)      --          0.3840    (0.3940)
1996-Service
Shares(i).......    9.72     0.3134(a)      0.1018(a)      --          0.4152    (0.3152)
1995-
Institutional
Shares..........    9.64     0.6652(a)      0.1666(a)      --          0.8318    (0.6518)
1995-
Administration
Shares..........    9.64     0.2384(a)     (0.0433)(a)     --          0.1951    (0.2051)
1994-
Institutional
Shares..........   10.14     0.5628(a)     (0.4592)(a)     --          0.1036    (0.5598)
1994-
Administration
Shares..........   10.14     0.5329(a)     (0.4539)(a)     --          0.0790    (0.5352)
1993-
Institutional
Shares..........   10.16     0.5627(a)     (0.0135)(a)     --          0.5492    (0.5627)
1993-
Administration
Shares(e).......   10.23     0.2725(a)     (0.0900)(a)     --          0.1825    (0.2725)
1992-
Institutional
Shares..........   10.22     0.6703(a)     (0.0600)(a)     --          0.6103    (0.6703)
1991-
Institutional
Shares..........   10.00     0.8020(a)      0.2200(a)      --          1.0220    (0.8020)
1990-
Institutional
Shares..........   10.07     0.8300(a)     (0.0700)(a)     --          0.7600    (0.8300)
1989-
Institutional
Shares..........   10.10     0.8800(a)         --          --          0.8800    (0.8800)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------
1988-
Institutional
Shares..........   10.00     0.1800(a)      0.1000(a)      --          0.2800    (0.1800)
------------------------------------------------------------------------------------------------------------------------------------



                          DISTRIBUTIONS TO SHAREHOLDERS
                 -----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                           RATIO OF
                   REALIZED                REALIZED                             NET      NET                   NET      RATIO OF
                   GAIN ON                 GAIN ON                            INCREASE  ASSET                EXPENSES     NET
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM        TOTAL     (DECREASE) VALUE                   TO     INVESTMENT
                  OPTION AND    OF NET    OPTION AND   PAID    DISTRIBUTIONS   IN NET   AT END               AVERAGE   INCOME TO
                   FUTURES    INVESTMENT   FUTURES      IN          TO         ASSET      OF        TOTAL      NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS    VALUE    PERIOD    RETURN(K)   ASSETS   NET ASSETS
                 ------------ ---------- ------------ -------- ------------- ---------- --------- ---------- --------- ----------
                                                  SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........       --          --        --           --     $(0.6412)    $ 0.0300  $ 9.86       7.07%     0.45%      6.43%
1997-
Administration
Shares..........       --          --        --           --      (0.6183)      0.0400    9.89       6.91      0.70       6.19
1997-Service
Shares..........       --          --        --           --      (0.5904)      0.0401    9.86       6.63      0.95       5.92
1997-Class A
Shares(o).......       --          --        --           --      (0.3004)      0.1000    9.88       4.14(f)   0.70(b)    6.05(b)
1997-Class B
Shares(o).......       --          --        --           --      (0.2698)      0.1100    9.86       3.94(f)   1.30(b)    5.52(b)
1997-Class C
Shares(p).......       --          --        --           --      (0.1110)      0.0300    9.86       1.44(f)   1.45(b)    5.52(b)
1996-
Institutional
Shares..........       --          --        --           --      (0.6326)      0.0100    9.83       6.75      0.45       6.44
1996-
Administration
Shares(h).......       --          --        --           --      (0.3940)     (0.0100)   9.85       4.00(f)   0.70(b)    5.97(b)
1996-Service
Shares(i).......       --          --        --           --      (0.3152)      0.1000    9.82       4.35(f)   0.95(b)    6.05(b)
1995-
Institutional
Shares..........       --          --        --           --      (0.6518)      0.1800    9.82       8.97      0.45       6.87
1995-
Administration
Shares..........       --          --        --           --      (0.2051)     (0.0100)   9.63(h)    2.10      0.70(b)    7.91(b)
1994-
Institutional
Shares..........   (0.0438)        --        --           --      (0.6036)     (0.5000)   9.64       0.99      0.45       5.69
1994-
Administration
Shares..........   (0.0438)        --        --           --      (0.5790)     (0.5000)   9.64       0.73      0.70       5.38
1993-
Institutional
Shares..........       --      (0.0065)      --           --      (0.5692)     (0.0200)  10.14       5.55      0.45       5.46
1993-
Administration
Shares(e).......       --          --        --           --      (0.2725)     (0.0900)  10.14       1.74(f)   0.70(b)    4.84(b)
1992-
Institutional
Shares..........       --          --        --           --      (0.6703)     (0.0600)  10.16       6.24      0.45       6.60
1991-
Institutional
Shares..........       --          --        --           --      (0.8020)      0.2200   10.22      10.93      0.45       8.25
1990-
Institutional
Shares..........       --          --        --           --      (0.8300)     (0.0700)  10.00       8.23      0.45       8.62
1989-
Institutional
Shares..........       --          --        --       (0.0300)    (0.9100)     (0.0300)  10.07       9.08      0.46       8.71
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------
1988-
Institutional
Shares..........       --          --        --           --      (0.1800)      0.1000   10.10       3.30(f)   0.55(b)    8.55(b)
------------------------------------------------------------------------------------------------------------------------------------
                                      RATIOS ASSUMING NO
                                      VOLUNTARY WAIVER OF
                                        FEES OR EXPENSE
                                          LIMITATIONS
                                      --------------------

                               NET
                              ASSETS  RATIO OF   RATIO OF
                              AT END  EXPENSES     NET
                                OF       TO     INVESTMENT
                 PORTFOLIO    PERIOD  AVERAGE   INCOME TO
                 TURNOVER      (IN      NET      AVERAGE
                  RATE(D)     000S)    ASSETS   NET ASSETS
                 ----------- -------- --------- ----------
                    SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-----------------
1997-
Institutional
Shares..........  102.58%    $103,729   0.82%      6.06%
1997-
Administration
Shares..........  102.58        1,060   1.07       5.82
1997-Service
Shares..........  102.58        3,337   1.32       5.55
1997-Class A
Shares(o).......  102.58(f)     9,491   1.32(b)    5.43(b)
1997-Class B
Shares(o).......  102.58(f)       747   1.82(b)    5.00(b)
1997-Class C
Shares(p).......  102.58(f)       190   1.82(b)    5.15(b)
1996-
Institutional
Shares..........  115.45       99,944   0.71       6.18
1996-
Administration
Shares(h).......  115.45          252   0.96(b)    5.71(b)
1996-Service
Shares(i).......  115.45        1,822   1.21(b)    5.79(b)
1995-
Institutional
Shares..........  292.56      103,760   0.72       6.60
1995-
Administration
Shares..........  292.56          --    0.90(b)    7.71(b)
1994-
Institutional
Shares..........  289.79      193,095   0.59       5.55
1994-
Administration
Shares..........  289.79          730   0.84       5.24
1993-
Institutional
Shares..........  411.66      359,708   0.64       5.31
1993-
Administration
Shares(e).......  411.66       16,490   0.80(b)    4.74(b)
1992-
Institutional
Shares..........  216.07      277,927   0.69       6.36
1991-
Institutional
Shares..........  155.44      158,848   0.79       7.91
1990-
Institutional
Shares..........  173.21       68,995   0.95       8.12
1989-
Institutional
Shares..........  137.37       31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------
1988-
Institutional
Shares..........  167.00(f)    39,052   1.42(b)    7.68(b)
-------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           -----------------------------------------------------
                                         NET REALIZED        NET
                                             AND           REALIZED
                                          UNREALIZED         AND
                                         GAIN (LOSS)      UNREALIZED    TOTAL
                                              ON         GAIN (LOSS)    INCOME
                 NET ASSET               INVESTMENT,      ON FOREIGN    (LOSS)
                 VALUE AT     NET         OPTION AND       CURRENCY      FROM     FROM NET
                 BEGINNING INVESTMENT      FUTURES         RELATED    INVESTMENT INVESTMENT
                 OF PERIOD   INCOME      TRANSACTIONS    TRANSACTIONS OPERATIONS   INCOME
                 --------- ----------    ------------    ------------ ---------- ----------
                                           SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares..........  $ 9.96     $0.4181(a)    $ 0.1091(a)       --        $ 0.5272   $(0.4172)
1997-
Administration
Shares..........    9.96      0.3924(a)      0.1100(a)       --          0.5024    (0.3924)
1997-Service
Shares..........    9.97      0.3675(a)      0.1000(a)       --          0.4675    (0.3675)
1997-Class A
Shares(o).......    9.94      0.1950(a)      0.1400(a)       --          0.3350    (0.1950)
1997-Class B
Shares(o).......    9.94      0.1663(a)      0.1368(a)       --          0.3031    (0.1631)
1997-Class C
Shares(p).......   10.04      0.0670(a)      0.0300(a)       --          0.0970    (0.0670)
1996-
Institutional
Shares..........    9.94      0.4192(a)      0.0200(a)       --          0.4392    (0.4192)
1996-
Administration
Shares..........    9.94      0.3944(a)      0.0200(a)       --          0.4144    (0.3944)
1996-Service
Shares..........    9.95      0.3697(a)      0.0200(a)       --          0.3897    (0.3697)
1995-
Institutional
Shares..........    9.79      0.4235(a)      0.1500(a)       --          0.5735    (0.4235)
1995-
Administration
Shares..........    9.79      0.3989(a)      0.1500(a)       --          0.5489    (0.3989)
1995-Service
Shares..........    9.79      0.3744(a)      0.1600(a)       --          0.5344    (0.3744)
1994-
Institutional
Shares..........   10.23      0.3787(a)     (0.3575)(a)      --          0.0212    (0.3787)
1994-
Administration
Shares..........   10.23      0.3537(a)     (0.3575)(a)      --         (0.0038)   (0.3537)
1994-Service
Shares(j).......    9.86      0.0475(a)     (0.0700)(a)      --         (0.0225)   (0.0475)
1993-
Institutional
Shares..........    9.93      0.3834(a)      0.3000(a)       --          0.6834    (0.3834)
1993-
Administration
Shares(j).......   10.16      0.1555(a)      0.0720(a)       --          0.2275    (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........   10.00   0.0341(a)      . (0.0700)(a)      --         (0.0359)   (0.0341)
--------------------------------------------------------------------------------------------



                          DISTRIBUTIONS TO SHAREHOLDERS
                 ----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                        RATIO OF
                   REALIZED                REALIZED                            NET      NET                 NET      RATIO OF
                   GAIN ON                 GAIN ON                           INCREASE  ASSET              EXPENSES     NET
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE                 TO     INVESTMENT
                  OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END             AVERAGE   INCOME TO
                   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL       NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)    ASSETS   NET ASSETS
                 ------------ ---------- ------------ ------- ------------- ---------- ------ ----------- --------- ----------
                                                  SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares..........       --        --          --         --      $(0.4172)    $ 0.1100  $10.07    5.40%      0.45%      4.18%
1997-
Administration
Shares..........       --        --          --         --       (0.3924)      0.1100   10.07    5.14       0.70       3.91
1997-Service
Shares..........       --        --          --         --       (0.3675)      0.1000   10.07    4.77       0.95       3.66
1997-Class A
Shares(o).......       --        --          --         --       (0.1950)      0.1400   10.08    3.39(f)    0.70(b)    3.81(b)
1997-Class B
Shares(o).......       --        --          --         --       (0.1631)      0.1400   10.08    3.07(f)    1.30(b)    3.31(b)
1997-Class C
Shares(p).......       --        --          --         --       (0.0670)      0.0300   10.07    0.97(f)    1.45(b)    2.60(b)
1996-
Institutional
Shares..........       --        --          --         --       (0.4192)      0.0300    9.96    4.50       0.45       4.21
1996-
Administration
Shares..........       --        --          --         --       (0.3944)      0.0300    9.96    4.24       0.70       3.96
1996-Service
Shares..........       --        --          --         --       (0.3697)      0.0200    9.97    3.98       0.95       3.74
1995-
Institutional
Shares..........       --        --          --         --       (0.4235)      0.1500    9.94    5.98       0.45       4.31
1995-
Administration
Shares..........       --        --          --         --       (0.3989)      0.1500    9.94    5.76       0.70       4.14
1995-Service
Shares..........       --        --          --         --       (0.3744)      0.1600    9.95    5.59       0.95       3.87
1994-
Institutional
Shares..........   (0.0825)      --          --         --       (0.4612)     (0.4400)   9.79    0.17       0.45       3.74
1994-
Administration
Shares..........   (0.0825)      --          --         --       (0.4362)     (0.4400)   9.79   (0.11)      0.70       3.51
1994-Service
Shares(j).......       --        --          --         --       (0.0475)     (0.0700)   9.79   (0.32)(f)   0.95(b)    4.30(b)
1993-
Institutional
Shares..........       --        --          --         --       (0.3834)      0.3000   10.23    7.03       0.41       3.70
1993-
Administration
Shares(j).......       --        --          --         --       (0.1555)      0.0720   10.23    2.28(f)    0.70(b)    3.32(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........       --        --          --         --       (0.0341)     (0.0700)   9.93   (0.34)(f)   0.05(b)    4.58(b)
                                     RATIOS ASSUMING NO
                                     VOLUNTARY WAIVER OF
                                       FEES OR EXPENSE
                                         LIMITATIONS
                                     --------------------

                              NET
                             ASSETS  RATIO OF   RATIO OF
                             AT END  EXPENSES     NET
                               OF       TO     INVESTMENT
                PORTFOLIO    PERIOD  AVERAGE   INCOME TO
                TURNOVER      (IN      NET      AVERAGE
                 RATE(D)     000S)    ASSETS   NET ASSETS
                ----------- -------- --------- ----------
                     SHORT DURATION TAX-FREE FUND
---------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1997-
Institutional
Shares.......... 194.75%    $ 28,821   1.23%      3.40%
1997-
Administration
Shares.......... 194.75           77   1.48       3.13
1997-Service
Shares.......... 194.75        2,051   1.73       2.88
1997-Class A
Shares(o)....... 194.75(f)     4,023   1.73(b)    2.78(b)
1997-Class B
Shares(o)....... 194.75(f)       106   2.23(b)    2.38(b)
1997-Class C
Shares(p)....... 194.75(f)         2   2.23(b)    1.82(b)
1996-
Institutional
Shares.......... 231.65       34,814   1.01       3.65
1996-
Administration
Shares.......... 231.65           48   1.26       3.40
1996-Service
Shares.......... 231.65          695   1.51       3.18
1995-
Institutional
Shares.......... 259.52       58,389   0.77       3.99
1995-
Administration
Shares.......... 259.52           46   1.02       3.82
1995-Service
Shares.......... 259.52          454   1.27       3.55
1994-
Institutional
Shares.......... 354.00       83,704   0.61       3.58
1994-
Administration
Shares.......... 354.00        3,866   0.86       3.35
1994-Service
Shares(j)....... 354.00          440   1.11(b)    4.14(b)
1993-
Institutional
Shares.......... 404.60      115,803   1.06       3.05
1993-
Administration
Shares(j)....... 404.60          911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-
Institutional
Shares..........  31.19(f)    14,601   2.68(b)    1.95(b)
-------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                            GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares            $14.36     $0.91       $0.29          --        $1.20      $(0.90)     $(0.07)        --          --        --
1997-Class B
Shares             14.37      0.80        0.30          --         1.10       (0.79)      (0.07)        --          --        --
1997-Class C
Shares(p)          14.38      0.17        0.22          --         0.39       (0.17)         --         --          --        --
1997-
Institutional
Shares(p)          14.37      0.20        0.22          --         0.42       (0.20)         --         --          --        --
1997-Service
Shares(p)          14.37      0.20        0.21          --         0.41       (0.19)         --         --          --        --
1996-Class A
shares             14.47      0.92       (0.11)         --         0.81       (0.92)         --         --          --        --
1996-Class B
shares(q)          14.11      0.41        0.26          --         0.67       (0.41)         --         --          --        --
1995-Class A
shares             13.47      0.94        1.00          --         1.94       (0.94)         --         --          --        --
1994-Class A
shares             14.90      0.85       (1.28)         --        (0.43)      (0.85)      (0.12)     (0.02)      (0.01)       --
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A
shares             14.32      0.56        0.58          --         1.14       (0.56)         --         --          --        --

                                                       MUNICIPAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares            $14.37     $0.67       $0.62         --         $1.29      $(0.67)        --         --          --        --
1997-Class B
Shares             14.37      0.56        0.63         --          1.19       (0.56)        --         --          --        --
1997-Class C
Shares(p)          14.85      0.12        0.14         --          0.26       (0.12)        --         --          --        --
1997-
Institutional
Shares(p)          14.84      0.15        0.16         --          0.31       (0.15)        --         --          --        --
1997-Service
Shares(p)          14.84      0.14        0.15         --          0.29       (0.14)        --         --          --        --
1996-Class A
shares             14.17      0.65        0.20         --          0.85       (0.65)        --         --          --        --
1996-Class B
shares(q)          14.03      0.27        0.34         --          0.61       (0.27)        --         --          --        --
1995-Class A
shares             13.08      0.67        1.09         --          1.76       (0.67)        --         --          --        --
1994-Class A
shares             14.64      0.73       (1.51)        --         (0.78)      (0.73)      (0.05)       --          --        --
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
------------------------------------
1993-Class A
shares             14.32      0.22        0.32         --          0.54       (0.22)        --         --          --        --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIOS ASSUMING NO
                                                                                                     VOLUNTARY WAIVER OF
                                                                                                       FEES OR EXPENSE
                                                                                                         LIMITATIONS
                                                                                                     --------------------
                                                            RATIO OF   RATIO OF                NET              RATIO OF
                                  NET      NET                NET        NET                 ASSETS  RATIO OF     NET
                                INCREASE  ASSET             EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                     TOTAL     (DECREASE) VALUE                TO       INCOME                 OF       TO       INCOME
                 DISTRIBUTIONS   IN NET   AT END            AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                      TO         ASSET      OF     TOTAL      NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)   ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                 ------------- ---------- ------ ---------- --------- ---------- ----------- ------- --------- ----------
                                                         GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares              $(0.97)      $0.23    $14.59    8.72%     0.50%      6.38%    395.75%    $68,859   1.82%      5.06%
1997-Class B
Shares               (0.86)       0.24     14.61    7.96      1.25       5.59     395.75       8,041   2.32       4.52
1997-Class C
Shares(p)            (0.17)       0.22     14.60    2.72(f)   1.25(b)    5.45(b)  395.75(f)    1,196   2.32(b)    4.38(b)
1997-
Institutional
Shares(p)            (0.20)       0.22     14.59    2.94(f)   0.25(b)    7.03(b)  395.75(f)    1,894   1.32(b)    5.96(b)
1997-Service
Shares(p)            (0.19)       0.22     14.59    2.85(f)   0.75(b)    6.49(b)  395.75(f)        2   1.82(b)    5.42(b)
1996-Class A
shares               (0.92)      (0.11)    14.36    5.80      0.75       6.42     485.09      30,603   1.89       5.03
1996-Class B
shares(q)            (0.41)       0.26     14.37    4.85(f)   1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A
shares               (0.94)       1.00     14.47   14.90      0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A
shares               (1.00)      (1.43)    13.47   (2.98)     0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
---------------------------------------
1993-Class A
shares               (0.56)       0.58     14.90    8.03(f)   0.00(b)    4.87(e)  725.41(f)   12,860   4.00(b)

                                                       MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-Class A
Shares              $(0.67)      $0.62    $14.99    9.23%     0.85%      4.60%    153.12%    $64,553   1.62%      3.83%
1997-Class B
Shares               (0.56)       0.63     15.00    8.48      1.60       3.74     153.12       1,750   2.12       3.22
1997-Class C
Shares(p)            (0.12)       0.14     14.99    1.75(f)   1.60(b)    3.24(b)  153.12(f)      130   2.12(b)    2.72(b)
1997-
Institutional
Shares(p)            (0.15)       0.16     15.00    2.10(f)   0.60(b)    4.41(b)  153.12(f)      351   1.12(b)    3.89(b)
1997-Service
Shares(p)            (0.14)       0.15     14.99    1.93(f)   1.10(b)    4.24(b)  153.12(f)        2   1.62(b)    3.72(b)
1996-Class A
shares               (0.65)       0.20     14.37    6.13      0.85       4.58     344.13      52,267   1.55       3.88
1996-Class B
shares(q)            (0.27)       0.34     14.37    4.40(f)   1.60(b)    3.55(b)  344.13(f)      255   2.05(b)    3.10(b)
1995-Class A
shares               (0.67)       1.09     14.17   13.79      0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A
shares               (0.78)      (1.56)    13.08   (5.51)     0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
------------------------------------
1993-Class A
shares               (0.22)       0.32     14.64    3.73(f)   0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)
----------------------------------------------------------------------------------------------------------------------

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                      CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-
Institutional
Shares            $ 9.85    $0.6431     $0.2282      $(0.0005)   $ 0.8708   $(0.6408)       --        --          --          --
1997-
Administration
Shares              9.84     0.6182      0.2380       (0.0005)     0.8557    (0.6157)       --        --          --          --
1997-Service
Shares              9.86     0.5937      0.2287       (0.0005)     0.8219    (0.5919)       --        --          --          --
1997-Class A
Shares(o)           9.70     0.3059      0.3596       (0.0008)     0.6647    (0.3048)       --        --          --          --
1997-Class B
Shares(o)           9.72     0.2686      0.3695       (0.0008)     0.6373    (0.2673)       --        --          --          --
1997-Class C
Shares(p)           9.93     0.1118      0.1591       (0.0003)     0.2706    (0.1107)       --        --          --          --
1996-
Institutional
Shares             10.00     0.6448     (0.0704)          --       0.5744    (0.6438)   (0.0806)      --          --          --
1996-
Administration
Shares(/1/)         9.91     0.4083     (0.0703)          --       0.3380    (0.4080)       --        --          --          --
1996-Service
Shares(l)           9.77     0.3756      0.0898           --       0.4654    (0.3754)       --        --          --          --
1995-
Institutional
Shares              9.24     0.6423      0.7610           --       1.4033    (0.6433)       --        --          --          --
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
----------------------------------
1994-
Institutional
Shares             10.00     0.4648     (0.7617)          --      (0.2969)   (0.4648)       --        --          --          --

                                                        GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares            $14.53    $  0.59     $  0.50      $   0.27    $   1.36   $  (0.79)        --        --          --          --
1997-Class B
shares             14.53       0.72        0.36          0.20        1.28      (0.73)        --        --          --          --
1997-Class C
shares(p)          14.80       0.16        0.19          0.10        0.45      (0.19)        --        --          --          --
1997-
Institutional
Shares             14.52       0.88        0.37          0.19        1.44      (0.87)        --        --          --          --
1997-Service
Shares(s)          14.69       0.53        0.25          0.14        0.92      (0.52)        --        --          --          --
1996-Class A
shares             14.45       0.71        0.62          0.18        1.51      (1.43)        --        --          --          --
1996-Class B
shares(q)          14.03       0.34        0.41          0.11        0.86      (0.36)        --        --          --          --
1996-
Institutional
shares             14.45       1.15        0.32          0.10        1.57      (1.50)        --        --          --          --
1995-Class A
shares             13.43       0.89        0.92          0.15        1.96      (0.94)        --        --          --          --
1995-
Institutional
shares(r)          14.09       0.22        0.34          0.06        0.62      (0.26)        --        --          --          --
1994-Class A
shares             15.07       0.84       (1.37)        (0.12)      (0.65)     (0.22)     (0.16)       --          --       (0.61)
1993-Class A
shares             14.69       0.85        1.07         (0.42)       1.50      (0.85)     (0.27)       --          --          --
1992-Class A
shares             14.60       1.14        0.45         (0.36)       1.23      (1.14)        --        --          --          --

FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares             14.55       0.25        0.23         (0.19)       0.29      (0.24)        --        --          --          --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIOS ASSUMING NO
                                                                                                          VOLUNTARY WAIVER OF
                                                                                                            FEES OR EXPENSE
                                                                                                              LIMITATIONS
                                                                                                          --------------------
                                                            RATIO OF     RATIO OF                  NET               RATIO OF
                                  NET      NET                NET          NET                    ASSETS  RATIO OF     NET
                                INCREASE  ASSET             EXPENSES    INVESTMENT                AT END  EXPENSES  INVESTMENT
                     TOTAL     (DECREASE) VALUE                TO         INCOME                    OF       TO       INCOME
                 DISTRIBUTIONS   IN NET   AT END            AVERAGE     (LOSS) TO    PORTFOLIO    PERIOD  AVERAGE   (LOSS) TO
                      TO         ASSET      OF     TOTAL      NET        AVERAGE     TURNOVER      (IN      NET      AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)   ASSETS     NET ASSETS    RATE(D)     000S)    ASSETS   NET ASSETS
                 ------------- ---------- ------ ---------- ----------- ------------ ----------- -------- --------- ----------
                                                      CORE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
---------------------
1997-
Institutional
Shares             $(0.6408)    $ 0.2300  $10.08    9.19%      0.45%        6.53%     361.27%     $79,230   0.83%      6.15%
1997-
Administration
Shares              (0.6157)      0.2300   10.07    8.92       0.70         6.27      361.27        6,176   1.08       5.89
1997-Service
Shares              (0.5919)      0.2300   10.09    8.65       0.95         6.00      361.27        1,868   1.33       5.62
1997-Class A
Shares(o)           (0.3048)      0.3599   10.06    6.94(f)    0.70(b)      6.13(b)   361.27(f)     9,336   1.33(b)    5.50(b)
1997-Class B
Shares(o)           (0.2673)      0.3700   10.09    6.63(f)    1.45(b)      5.28(b)   361.27(f)       621   1.83(b)    4.90(b)
1997-Class C
Shares(p)           (0.1107)      0.1599   10.09    2.74(f)    1.45(b)      4.84(b)   361.27(f)       272   1.83(b)    4.46(b)
1996-
Institutional
Shares              (0.7244)     (0.1500)   9.85    5.98       0.45         6.51      414.20       72,061   0.83       6.13
1996-
Administration
Shares(/1/)         (0.4080)     (0.0700)   9.84    3.56(f)    0.70(b)      6.41(b)   414.20          702   1.08(b)    6.03(b)
1996-Service
Shares(l)           (0.3754)      0.0900    9.86    4.90(f)    0.95(b)      6.37(b)   414.20          381   1.33(b)    5.99(b)
1995-
Institutional
Shares              (0.6433)      0.7600   10.00   15.72       0.45         6.56      382.26       55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
----------------------------------
1994-
Institutional
Shares              (0.4648)     (0.7617)   9.24   (3.00)   0.45(b)      6.48(b)      285.25       24,508   1.46(b)    5.47(b)

                                                        GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares             $  (0.79)    $   0.57  $15.10    9.66%      1.17%        5.19%     383.72%    $167,096   1.60%      4.76%
1997-Class B
shares                (0.73)        0.55   15.08    9.04       1.71         4.76      383.72        3,465   2.10       4.37
1997-Class C
shares(p)             (0.19)        0.26   15.06    3.03(f)    1.71(b)      4.98(b)   383.72(f)       496   2.10(b)    4.59(b)
1997-
Institutional
Shares                (0.87)        0.57   15.09   10.26       0.65         5.72      383.72       60,929   1.04       5.33
1997-Service
Shares(s)             (0.52)        0.40   15.09    6.42(f)    1.15(b)      5.33(b)   383.72(f)       151   1.54(b)    4.94(b)
1996-Class A
shares                (1.43)        0.08   14.53   11.05       1.16         5.81      232.15      198,665   1.64       5.33
1996-Class B
shares(q)             (0.36)        0.50   14.53    6.24(f)    1.70(b)      5.16(b)   232.15(f)       256   2.14(b)    4.72(b)
1996-
Institutional
shares                (1.50)        0.07   14.52   11.55       0.65         6.35      232.15       54,254   1.11       5.89
1995-Class A
shares                (0.94)        1.02   14.45   15.08       1.29         6.23      265.86      245,835   1.58       5.94
1995-
Institutional
shares(r)             (0.26)        0.36   14.45    4.42(f)    0.65(b)      6.01(b)   265.86(f)    31,619   1.08(b)    5.58(b)
1994-Class A
shares                (0.99)       (1.64)  13.43   (4.49)      1.28         5.73      343.74      396,584   1.53       5.48
1993-Class A
shares                (1.12)        0.38   15.07   10.75       1.30         5.78      313.88      675,662   1.55       5.53
1992-Class A
shares                (1.14)        0.09   14.69    8.77       1.37         7.85      270.75      588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares                (0.24)        0.05   14.60    2.00(f)    0.38(f)      1.72(f)    34.22(f)   388,744   0.44(f)    1.66(f)

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)                       DISTRIBUTIONS TO SHAREHOLDERS
                           ----------------------------------------------- -------------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED                                                  IN EXCESS
                                       UNREALIZED      AND                              FROM NET                 OF NET
                                      GAIN (LOSS)   UNREALIZED    TOTAL                 REALIZED                REALIZED
                                           ON      GAIN (LOSS)    INCOME                GAIN ON                 GAIN ON
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)              INVESTMENT,  IN EXCESS  INVESTMENT,   FROM
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM     FROM NET   OPTION AND    OF NET    OPTION AND   PAID
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL
                 --------- ---------- ------------ ------------ ---------- ---------- ------------ ---------- ------------ -------
                                                                                                    HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares            $10.00     $0.17       $(0.03)       0.01       $0.15      $(0.17)      --         $(0.01)      --         --
1997-Class B
Shares             10.00      0.15        (0.03)       0.01        0.13       (0.15)      --          (0.01)      --         --
1997-Class C
Shares(p)           9.97      0.14          --         0.01        0.12       (0.14)      --          (0.01)      --         --
1997-
Institutional
Shares             10.00      0.18        (0.03)       0.01        0.16       (0.18)      --          (0.01)      --         --
1997-Service
Shares             10.00      0.17        (0.03)       0.01        0.15       (0.17)      --          (0.01)      --         --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIOS ASSUMING NO
                                                                                                         VOLUNTARY WAIVER OF
                                                                                                           FEES OR EXPENSE
                                                                                                             LIMITATIONS
                                                                                                         ----------------------
                                                             RATIO OF    RATIO OF                 NET                RATIO OF
                                  NET      NET                 NET         NET                   ASSETS  RATIO OF      NET
                                INCREASE  ASSET              EXPENSES   INVESTMENT               AT END  EXPENSES   INVESTMENT
                     TOTAL     (DECREASE) VALUE                 TO        INCOME                   OF       TO        INCOME
                 DISTRIBUTIONS   IN NET   AT END             AVERAGE    (LOSS) TO   PORTFOLIO    PERIOD  AVERAGE    (LOSS) TO
                      TO         ASSET      OF     TOTAL       NET       AVERAGE    TURNOVER      (IN      NET       AVERAGE
                 SHAREHOLDERS    VALUE    PERIOD RETURN(K)    ASSETS    NET ASSETS   RATE(D)     000S)    ASSETS    NET ASSETS
                 ------------- ---------- ------ ----------- ---------- ----------- ----------- -------- ---------- -----------
----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares              $(0.18)      $(0.03)  $9.97    1.50%(f)    0.95%(b)    7.06%(b)   44.80%(f) $325,911   1.57%(b)    6.44%(b)
1997-Class B
Shares               (0.16)       (0.03)   9.97    1.31(f)     1.70(b)     6.28(e)    44.80(f)    10.308   2.07(b)     5.91(b)
1997-Class C
Shares(p)            (0.15)       (0.03)   9.97    1.46(f)     1.70(b)     6.17(b)    44.80(f)     1,791   2.07(b)     5.80(b)
1997-
Institutional
Shares               (0.19)       (0.03)   9.97    1.58(f)     0.70(b)     7.16(b)    44.80(f)         2   1.07(b)     6.79(b)
1997-Service
Shares               (0.18)       (0.03)   9.97    1.46(f)     1.20(b)     6.69(b)    44.80(f)         2   1.57(b)     6.32(b)
----------------------------------------------------------------------------------------------------------------------------------

(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996, respectively.
(m)Service share activity commenced on March 27, 1997.
(n)Includes the balancing effect of calculating per share amounts.
(o)Class A and Class B share activity commenced on May 1, 1997.
(p)Commenced operations on August 15, 1997.
(q)Class B shares commenced operations on May 1, 1996.
(r)Institutional shares commenced operations on August 1, 1995.
(s)Service Class shares commenced operations on March 12, 1997.
-------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") even though it has been rated below the minimum rating by one or more other NRSROs or, if unrated, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will usually have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA or Aaa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA or Aa by an NRSRO. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S.

issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income and may also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and nonconvertible bonds) held by Fund during the most recent fiscal year:

                                CREDIT QUALITY

                                                                   PERCENTAGE OF
                                                                   FUND'S ASSETS
                                                                   -------------
     AAA/Aaa......................................................       1.3%
     AA/Aa........................................................         0%
     A............................................................         0%
     BBB/Baa......................................................       0.3%
     BB/Ba........................................................      13.1%
     Below Ba.....................................................      85.3%
     Not rated....................................................         0%
      Comparable to A.............................................         0%
      Comparable to BBB/Baa.......................................         0%
      Comparable to BB/Ba or lower................................         0%
      Comparable to Below Ba......................................         0%
                                                                       -----
                                                                       100.0%
                                                                       =====

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

LOAN PARTICIPATIONS

  The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. The Core Fixed Income and High Yield Funds may also invest in taxable Municipal Securities.

  PRIVATE ACTIVITY BONDS. Municipal Securities include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred stock but junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999, for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999, that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of a Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or to otherwise cover its position in a manner permitted by the SEC. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Funds' use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

  TAX RISK OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES


  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The

Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (i) U. S. Government Securities or
(ii) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds), interest rate swaps, caps, floors and collars and credit swaps, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts, (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments and (viii) reverse repurchase agreements for investment purposes.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund, as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFIED STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the

Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the

Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides the Funds with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio managers are Jonathan A. Beinner, Richard C. Lucy, James B. Clark, Peter D. Dion and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Funds may hold. Mr. Beinner is a Managing Director of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992. Mr. Clark joined GSAM in 1994 after working as a senior trader at the Federal Home Loan Mortgage Corporation. Prior to that, he was an investment manager at Travelers Insurance Company. Mr. Dion is a Vice President of Goldman Sachs and joined GSAM in 1992. Mr. McCarthy is a Vice President of Goldman Sachs. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner and Mr. Lucy. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. James Clark is also a portfolio manager for the Government Income Fund. See above for information about Mr. Clark.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies.

  HIGH YIELD FUND. The Fund's portfolio managers are Andrew Jessop, Christopher Testa, Rachel Golder and Michael L. Pasternak. Mr. Jessop is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Mr. Jessop joined GSAM in 1997. Prior to joining GSAM, Mr. Jessop spent six years managing high yield portfolios at Saudi International Bank in London. Prior to that, he worked for the bank on the interest rate swap desk and served as an investment analyst in New York. Mr. Testa is a Vice President of Goldman Sachs and Director of Credit Research responsible for corporate bond research. Mr. Testa is responsible for managing high yield assets. Mr. Testa joined GSAM in 1994. Prior to joining GSAM, Mr. Testa was a credit analyst with CS First Boston and prior to that he was an analyst for Metropolitan Life Insurance Company investing in private placements and public debt. Ms. Golder is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Ms. Golder joined GSAM in 1997. Prior to joining GSAM, Ms. Golder spent six years at Saudi International Bank as a high yield credit analyst and portfolio manager. Prior to that, Ms. Golder was with Kleinwort Benson Ltd., where she managed investments in corporate loans. Mr. Pasternak is a Vice President of Goldman Sachs and is the product manager for high yield assets. Mr. Pasternak also contributes to the management of high yield assets. Mr. Pasternak joined GSAM in 1997. Prior to joining GSAM, Mr. Pasternak spent eight years managing high yield corporate bond and loan portfolios at Saudi International Bank (an affiliate of JP Morgan) in London. Prior to that, he was an officer of the bank in Eurocurrency Lending and Syndications and served as an investment analyst in New York.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                            FOR THE FISCAL
                             CONTRACTUAL YEAR OR PERIOD ENDED       AS OF
                                RATE*     OCTOBER 31,  1997*  SEPTEMBER 1, 1998
                             ----------- -------------------- -----------------
GSAM
----
  Short Duration Tax-Free...    0.40%           0.40%               0.35%
  Government Income.........    0.65%           0.25%               0.54%
  Municipal Income..........    0.55%           0.55%               0.50%
  Core Fixed Income.........    0.40%           0.40%               0.40%
  High Yield................    0.70%           0.65%               0.70%
GSFM
----
  Adjustable Rate
   Government...............    0.40%           0.40%               0.40%
  Short Duration
   Government...............    0.50%           0.40%               0.50%
GSAMI
-----
  Global Income.............    0.90%           0.59%               0.65%

--------
* The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled for the year ended October 31, 1997. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, 0.10%, 0.00% and 0.02% per annum of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds', respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is entitled to receive a transfer agency fee with respect to each Fund's Institutional and Service shares equal, on an annual basis, to 0.04% of average daily net assets.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend which will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                   EXPENSES


  The Funds are responsible for the payment of their expenses. The expenses include, without limitation; fees payable to the Investment Adviser; service fees paid to Service Organizations; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.

                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets of each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION


  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing a Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  Each Fund's performance quotations do not reflect any fees charged by a Service Organization to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of February 1, 1998, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of the following Funds: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (29.64%); Core Fixed Income Fund--Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252-2558 (25.48%).

                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of these distributions may be subject to the federal alternative minimum tax and may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her shares or whether such gain was reflected in the price paid for the shares. These tax consequences will apply whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue

Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income, if any. As an alternative, if more than 50% of the value of the total assets of the Global Income Fund is comprised of securities of foreign corporations at the end of its taxable year and the Fund so elects, the Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  The Trust may authorize certain Service Organizations to accept on the Trust's behalf orders placed by their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a Business Day, and the order will be priced at a Fund's net asset value per share next determined after such acceptance. The Service Organization or intermediary will be responsible for transmitting accepted orders to the Trust within the period agreed upon by them. A customer may contact its Service Organization to learn whether the Service Organization is authorized to accept orders. Service Organizations that are authorized to accept orders for the Trust may receive payments from the Funds or Goldman Sachs that are in addition to the payments payable by the Trust under the Service Plan.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Service Organizations under the Service Plan as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to the owners' Service Organization.

  For the fiscal year ended October 31, 1997, the Trust, on behalf of each Fund, paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares.


                            REPORTS TO SHAREHOLDERS

  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semiannual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.


                          PURCHASE OF SERVICE SHARES

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day at the net asset value per share next determined after receipt of an order by Goldman Sachs from a Service Organization. (See "Additional Services" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept orders for the Funds.) No sales load will be charged. Currently, net asset value is determined as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), as described under "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three
(3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern, State Street or Goldman Sachs. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organizations for further information concerning such requirements and charges.

  Service Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Service Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received with a specified settlement date from a Service Organization in proper form before the determination of net asset value that day and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt of the purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a purchase order is received with a specified settlement date from a Service Organization in proper form before the determination of net asset value that day and payment is made by check or Federal Reserve draft, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received. For purchases without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is so received.

  The Investment Adviser, Distributor, and/or their affiliates also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale of shares of the Funds and other investment portfolios of the Trust (such as additional payments based on new sales amounts exceeding pre-established thresholds, or the length of time customer assets have remained in the Trust) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular investment portfolios of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested. For further information, see the Additional Statement.

  The Funds reserve the right to redeem Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a recordholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.



                              EXCHANGE PRIVILEGE

  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Service Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Service Shares, or the corresponding class of any Goldman Sachs Money Market Funds received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be materially modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of a recordholder of such Shares on any Business Day at the net asset value next determined after receipt of a request in proper form by Goldman Sachs. (See "Additional Services" for a description of limited situations where a Service Organization or other intermediary may be authorized to accept requests for the Funds.) If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days.

Redemption requests may be made by a Service Organization by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. (Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form.) Other procedures may be implemented from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. Service Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the shares are redeemed.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550

FIPROSVC
501421
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS


--------------------------------------------------------------------------------

PROSPECTUS
SERVICE SHARES



LOGO
Goldman
Sachs
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROSPECTUS              GOLDMAN SACHS FIXED INCOME FUNDS
March 1, 1998, as revised   CLASS A, B AND C SHARES
September 1, 1998


GOLDMAN SACHS ADJUSTABLE RATE       GOLDMAN SACHS MUNICIPAL INCOME FUND
GOVERNMENT FUND
                                       Seeks a high level of current income
  Seeks a high level of current        that is exempt from regular federal in-
  income, consistent with low          come tax, consistent with preservation
  volatility of principal. The         of capital. The Fund invests primarily
  Fund invests primarily in            in municipal securities.
  adjustable rate mortgage
  pass-through securities and       GOLDMAN SACHS CORE FIXED INCOME FUND
  other mortgage securities
  with periodic interest rate          Seeks a total return consisting of cap-
  resets, which are issued or          ital appreciation and income that ex-
  guaranteed by the U.S.               ceeds the total return of the Lehman
  government, its agencies,            Brothers Aggregate Bond Index. The Fund
  instrumentalities or                 invests primarily in fixed-income secu-
  sponsored enterprises.               rities, including securities issued or
                                       guaranteed by the U.S. government, its
GOLDMAN SACHS SHORT DURATION           agencies, instrumentalities or spon-
GOVERNMENT FUND                        sored enterprises, corporate securi-
                                       ties, mortgage-backed securities and
  Seeks a high level of current        asset-backed securities.
  income and secondarily, in
  seeking current income, may       GOLDMAN SACHS GLOBAL INCOME FUND
  also consider the potential
  for capital appreciation. The        Seeks a high total return, emphasizing
  Fund invests primarily in            current income and, to a lesser extent,
  securities issued or                 providing opportunities for capital ap-
  guaranteed by the U.S.               preciation. The Fund invests primarily
  government, its agencies,            in a portfolio of high quality fixed-
  instrumentalities or                 income securities of U.S. and foreign
  sponsored enterprises.               issuers and foreign currencies.

GOLDMAN SACHS SHORT DURATION        GOLDMAN SACHS HIGH YIELD FUND
TAX-FREE FUND
                                       Seeks a high level of current income
  Seeks a high level of current        and may also consider the potential for
  income, consistent with              capital appreciation. The Fund invests
  relatively low volatility of         primarily in fixed-income securities
  principal, that is exempt            rated below investment grade.
  from regular federal income
  tax. The Fund invests
  primarily in municipal
  securities.

GOLDMAN SACHS GOVERNMENT
INCOME FUND

  Seeks a high level of current
  income, consistent with
  safety of principal. The Fund
  invests primarily in
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. government, its
  agencies, instrumentalities
  or sponsored enterprises.


  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1998, as revised September 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights......................   1
Fees and Expenses....................   8
Financial Highlights.................  12
Investment Objectives and Policies...  17
Description of Securities............  24
Risk Factors.........................  33
Investment Techniques................  36
Investment Restrictions..............  39
Portfolio Turnover...................  40
Management...........................  40
Expenses.............................  44
Reports to Shareholders..............  45

                                                              PAGE
                                                              ----
                         How to Invest.......................  45
                         Services Available to Shareholders..  52
                         Distribution and Service Plans......  55
                         How to Sell Shares of the Funds.....  56
                         Dividends...........................  58
                         Net Asset Value.....................  59
                         Performance Information.............  59
                         Shares of the Trust.................  60
                         Taxation............................  61
                         Additional Information..............  62
                         Appendix............................ A-1
                         Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a further description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of July 24, 1998, the Investment Advisers, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

                                                            EXPECTED
                                                           APPROXIMATE
                     INVESTMENT                           INTEREST RATE
  FUND NAME          OBJECTIVES            DURATION        SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY
ADJUSTABLE      A high level of       Target = 6-month    9-month note  At least 65% of       U.S. Government
RATE            current income,       to 1-year                         total assets in       Securities
GOVERNMENT      consistent with       U.S. Treasury                     securities issued or
FUND            low volatility        Security                          guaranteed by the
                of principal.         Maximum = 2 years                 U.S. government,
                                                                        its agencies,
                                                                        instrumentalities
                                                                        or sponsored
                                                                        enterprises
                                                                        ("U.S. Government
                                                                        Securities'')
                                                                        that are adjustable
                                                                        rate mortgage
                                                                        pass-through
                                                                        securities and
                                                                        other mortgage
                                                                        securities with
                                                                        periodic interest
                                                                        rate resets.
SHORT DURATION  A high level of       Target = 2-year     2-year bond   At least 65% of       U.S. Government
GOVERNMENT      current income,       U.S. Treasury                     total assets in       Securities
FUND            and secondarily,      Security plus                     U.S. Government
                in seeking current    or minus .5 years                 Securities
                income, may           Maximum = 3 years                 and repurchase
                also consider the                                       agreements
                potential for                                           collateralized
                capital appreciation.                                   by such securities.
SHORT DURATION  A high level of       Target = Lehman     3-year bond   At least 80% of       Minimum = BBB/Baa
TAX-FREE        current income,       Brothers                          net assets in
FUND            consistent with       3-year Municipal                  municipal securities.
                low volatility        Bond Index
                of principal,         plus or minus
                that is exempt        .5 years
                from regular          Maximum = 4 years
                federal
                income tax.
GOVERNMENT      A high level of       Target = Lehman     5-year bond   At least 65% of       U.S. Government
INCOME          current income,       Brothers Mutual                   total assets in U.S.  Securities; non-U.S.
FUND            consistent with       Fund Government/                  Government            Government
                safety of             Mortgage Index                    Securities, including Securities =
                principal.            plus or minus                     mortgage-backed       AAA/Aaa
                                      1 year                            U.S. Government
                                      Maximum =                         Securities and
                                      6 years                           repurchase
                                                                        agreements
                                                                        collateralized by
                                                                        U.S. Government
                                                                        Securities.
  FUND NAME      OTHER INVESTMENTS      BENCHMARK
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities
                and repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
SHORT DURATION  Mortgage pass-      2-year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
GOVERNMENT      Non-government      Lehman Brothers
INCOME          mortgage pass-      Mutual Fund
FUND            through securities, Government/
                asset-backed        Mortgage Index
                securities and
                corporate
                fixed income
                securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                       EXPECTED
                                                     APPROXIMATE
                                                       INTEREST
                  INVESTMENT                             RATE
 FUND NAME        OBJECTIVES           DURATION      SENSITIVITY    INVESTMENT SECTOR     CREDIT QUALITY   OTHER INVESTMENTS
MUNICIPAL    A high level of      Target = Lehman    15-year bond At least 80% of       Minimum = BBB/Baa  U.S. Government
INCOME       current income       Brothers 15-year                net assets in         Average = AA/Aa    Securities and
FUND         that is exempt       Municipal Bond                  municipal securities.                    repurchase
             from regular         Index plus                                                               agreements
             federal income       or minus 1 year                                                          collateralized by
             tax, consistent      Maximum =                                                                such securities.
             with preservation    12 years
             of capital.
CORE FIXED   Total return         Target = Lehman    5-year bond  At least 65% of       Minimum = BBB/Baa  Foreign fixed-
INCOME FUND  consisting of        Brothers                        assets in fixed-      Minimum for        income,
             capital              Aggregate Bond                  income securities,    non-dollar         municipal and
             appreciation and     Index plus or                   including             securities = AA/Aa convertible
             income that          minus 1 year                    U.S. Government                          securities,
             exceeds the total    Maximum =  6 years              Securities,                              foreign currencies
             return of the                                        corporate,                               and repurchase
             Lehman Brothers                                      mortgage-backed                          agreements
             Aggregate Bond                                       and asset-backed                         collateralized
             Index.                                               securities.                              by U.S.
                                                                                                           Government
                                                                                                           Securities.
GLOBAL       A high total return, Target = J.P.      6-year bond  Securities of U.S.    Minimum = BBB/Baa  Mortgage and asset
INCOME       emphasizing          Morgan Global                   and foreign           At least 50% =     backed securities,
FUND         current              Government                      governments and       AAA/Aaa            foreign currencies
             income, and, to      Bond Index                      corporations.                            and repurchase
             a lesser extent,     (hedged) plus                                                            agreements
             providing            or minus 2.5 years                                                       collateralized by
             opportunities        Maximum =                                                                U.S. Government
             for capital          7.5 years                                                                Securities or
             appreciation.                                                                                 certain foreign
                                                                                                           government
                                                                                                           securities.
HIGH YIELD   A high level of      Target = Lehman    6-year bond  At least 65% of       At least 65% =     Mortgage-backed
FUND         current income       Brothers High                   assets in fixed-      BB/Ba or below     and asset-backed
             and capital          Yield Bond Index                income securities                        securities, U.S.
             appreciation.        plus or minus                   rated below                              Government
                                  2.5 years                       investment grade,                        Securities,
                                  Maximum =                       including U.S.                           investment grade
                                  7.5 years                       and non-U.S. dollar                      corporate fixed-
                                                                  corporate debt,                          income securities,
                                                                  foreign government                       structured
                                                                  securities,                              securities,
                                                                  convertible                              foreign currencies
                                                                  securities                               and repurchase
                                                                  and preferred stock.                     agreements
                                                                                                           collateralized by
                                                                                                           U.S. Government
                                                                                                           Securities.
 FUND NAME      BENCHMARK
MUNICIPAL    Lehman Brothers
INCOME       15-Year
FUND         Municipal
             Bond Index
CORE FIXED   Lehman Brothers
INCOME FUND  Aggregate Bond
             Index
GLOBAL       J.P. Morgan
INCOME       Global
FUND         Government Bond
             Index (hedged)
HIGH YIELD   Lehman Brothers
FUND         High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations, and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Because of their tax-exempt status, the yields and market values of municipal securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Diversified and Non-Diversified Funds. Each Fund, other than the Global Income Fund, is a "diversified open-end management company" as defined under the Investment Company Act of 1940, as amended (the "Act"). The Global Income Fund is a "non-diversified open-end management company" as defined under the Act and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHAT IS THE MINIMUM INVESTMENT?

                                                              MINIMUM
                                                    ----------------------------
                                                    INITIAL PURCHASE ADDITIONAL
    TYPE OF PURCHASE                                     AMOUNT      INVESTMENTS
    ----------------                                ---------------- -----------
    Regular Purchases.............................       $1,000          $50
    Tax-Sheltered Retirement Plans (excluding
     SIMPLE IRAs and Education IRAs) and UGMA/UTMA
     Purchases....................................       $  250          $50
    SIMPLE IRAs and Education IRAs................       $   50          $50
    Automatic Investment Plan.....................       $   50          $50
    403(b) Plans..................................       $  200          $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 46.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have agreements with Goldman Sachs relating to the sale of shares ("Authorized Dealers"). See "How to Invest" on page 45.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Funds offer three classes of shares through this Prospectus (other than the Adjustable Rate Government Fund which does not currently, but may in the future, offer Class B or Class C shares). These shares may be purchased at the investor's choice, at a price equal to their next determined net asset value ("NAV") (i) plus an initial sales charge imposed at the time of purchase ("Class A shares"), (ii) with a contingent deferred sales charge imposed on redemptions within six years of purchase ("Class B shares") or (iii) without any initial or contingent deferred sales charge, as long as shares are held for one year or more ("Class C shares"). Except with respect to the Adjustable Rate Government Fund, direct purchases of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax Free Funds) or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

     ADJUSTABLE RATE      MAXIMUM INITIAL                   MAXIMUM CONTINGENT
     GOVERNMENT FUND       SALES CHARGE                   DEFERRED SALES CHARGE
     ---------------      ---------------                 ---------------------
  Class
   A....                        1.5%                               N/A
      SHORT DURATION
    GOVERNMENT  FUND
      SHORT DURATION
      TAX-FREE FUND
    -----------------
  Class
   A....                        2.0%                           (See above)
  Class
   B....                        N/A                2% declining to 0% after three years
  Class
   C....                        N/A       1% if shares are redeemed within 12 months of purchase
  GOVERNMENT INCOME FUND
  MUNICIPAL INCOME FUND
  CORE FIXED INCOME FUND
    GLOBAL INCOME FUND
     HIGH YIELD FUND
  ----------------------
  Class
   A....                        4.5%                           (See above)
  Class
   B....                        N/A                 5% declining to 0% after six years
  Class
   C....                        N/A       1% if shares are redeemed within 12 months of purchase

   Over time, the deferred sales charge and distribution and service fees attributable to Class B or Class C shares will exceed the initial sales charge and distribution and service fees attributable to Class A shares. Class B shares convert to Class A shares, which are subject to lower distribution and service fees, eight years after initial purchase. Class C shares, which are subject to the same distribution and service fees as Class B shares, do not convert to Class A shares and are subject to the higher distribution and service fees indefinitely. See "How to Invest-- Alternative Purchase Arrangements" on page 45.

 HOW DO I SELL MY SHARES?

   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                INVESTMENT INCOME
                                                    DIVIDENDS
                                                ------------------ CAPITAL GAINS
     FUND                                       DECLARED    PAID   DISTRIBUTIONS
     ----                                       ------------------ -------------
  Adjustable Rate Government................... Daily     Monthly    Annually
  Short Duration Government.................... Daily     Monthly    Annually
  Short Duration Tax-Free...................... Daily     Monthly    Annually
  Government Income............................ Daily     Monthly    Annually
  Municipal Income............................. Daily     Monthly    Annually
  Core Fixed Income............................ Daily     Monthly    Annually
  Global Income................................ Monthly   Monthly    Annually
  High Yield................................... Daily     Monthly    Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive dividends in cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                   ADJUSTABLE RATE     SHORT DURATION                SHORT DURATION                  GOVERNMENT
                     GOVERNMENT          GOVERNMENT                     TAX-FREE                       INCOME
                        FUND                FUND                          FUND                          FUND
                   --------------- ---------------------------   ---------------------------   ---------------------------
                       CLASS A     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                   --------------- -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases....        1.5%/1/     2.0%/1/  none      none       2.0%/1/  none      none       4.5%/1/  none      none
 Maximum Sales
 Charge Imposed
 on Reinvested
 Dividends.......       none        none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge....       none/1/     none/1/    2.0%/2/   1.0%/3/  none/1/    2.0%/2/   1.0%/3/  none/1/   5.0%/2/   1.0%/3/
 Redemption
 Fees/4/.........       none        none      none      none      none      none      none      none      none      none
 Exchange
 Fees/4/.........       none        none      none      none      none      none      none      none      none      none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)/5/
 Management Fees
 (after
 applicable
 limitations)/6/.       0.40%       0.50%     0.50%     0.50%     0.35%     0.35%     0.35%     0.54%     0.54%     0.54%
 Distribution and
 Service Fees
 (after
 applicable
 limitations)/7/.       0.25%       0.25%     0.85%     1.00%     0.25%     0.85%     1.00%     0.25%     1.00%     1.00%
 Other Expenses
 (after
 applicable
 limitations)/8/.       0.24%       0.19%     0.19%     0.19%     0.19%     0.19%     0.19%     0.19%     0.19%     0.19%
                        ----        ----      ----      ----      ----      ----      ----      ----      ----      ----
TOTAL FUND
OPERATING
EXPENSES (AFTER
FEE AND EXPENSE
LIMITATIONS)/9/..       0.89%       0.94%     1.54%     1.69%     0.79%     1.39%     1.54%     0.98%     1.73%     1.73%
                        ====        ====      ====      ====      ====      ====      ====      ====      ====      ====
                          MUNICIPAL                    CORE FIXED                      GLOBAL
                           INCOME                        INCOME                        INCOME
                            FUND                          FUND                          FUND
                   ----------------------------- ----------------------------- -----------------------------
                   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases....    4.5%/1/  none      none      4.5%/1/   none      none      4.5%/1/   none      none
 Maximum Sales
 Charge Imposed
 on Reinvested
 Dividends.......   none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge....   none/1/   5.0%/2/   1.0%/3/   none/1/   5.0%/2/   1.0%/3/   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/.........   none      none      none      none      none      none      none      none      none
 Exchange
 Fees/4/.........   none      none      none      none      none      none      none      none      none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)/5/
 Management Fees
 (after
 applicable
 limitations)/6/.   0.50%     0.50%     0.50%     0.40%     0.40%     0.40%     0.65%     0.65%     0.65%
 Distribution and
 Service Fees
 (after
 applicable
 limitations)/7/.   0.25%     1.00%     1.00%     0.25%     1.00%     1.00%     0.50%     1.00%     1.00%
 Other Expenses
 (after
 applicable
 limitations)/8/.   0.19%     0.19%     0.19%     0.29%     0.29%     0.29%     0.19%     0.19%     0.19%
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL FUND
OPERATING
EXPENSES (AFTER
FEE AND EXPENSE
LIMITATIONS)/9/..   0.94%     1.69%     1.69%     0.94%     1.69%     1.69%     1.34%     1.84%     1.84%
                   ========= ========= ========= ========= ========= ========= ========= ========= =========

                            HIGH
                            YIELD
                            FUND
                   -----------------------------
                   CLASS A   CLASS B   CLASS C
                   --------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases....    4.5%/1/  none      none
 Maximum Sales
 Charge Imposed
 on Reinvested
 Dividends.......   none      none      none
 Maximum Deferred
 Sales Charge....   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/.........   none      none      none
 Exchange
 Fees/4/.........   none      none      none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)/5/
 Management Fees
 (after
 applicable
 limitations)/6/.   0.70%     0.70%     0.70%
 Distribution and
 Service Fees
 (after
 applicable
 limitations)/7/.   0.25%     1.00%     1.00%
 Other Expenses
 (after
 applicable
 limitations)/8/.   0.21%     0.21%     0.21%
                   --------- --------- ---------
TOTAL FUND
OPERATING
EXPENSES (AFTER
FEE AND EXPENSE
LIMITATIONS)/9/..   1.16%     1.91%     1.91%
                   ========= ========= =========

----
/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. Except with respect to direct purchases of the Adjustable Rate Government Fund, a contingent deferred sales charge of 1.00% is imposed on certain redemptions (within 18 months of purchase) of Class A shares sold without an initial sales charge as part of an investment of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) or more. See "How to Invest--Offering Price."

/2/ With the exception of the Short Duration Government Fund and the Short
    Duration Tax-Free Fund, a contingent deferred sales charge is imposed upon shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to Short Duration Government Fund and Short Duration Tax-Free Fund, a contingent deferred sales charge is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter. See "How to Invest--Offering Price--Class B Shares."

/3/ A contingent deferred sales charge of 1.00% is imposed on shares redeemed within 12 months of purchase. See "How to Invest--Offering Price--Class C Shares."

/4/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/5/ The Funds' annual operating expenses have been restated to reflect fees and expenses in effect as of September 1, 1998.

/6/ The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respectively. Without such limitations, management fees would be 0.40%, 0.65%, 0.55% and 0.90% of each Fund's average daily net assets, respectively.

/7/ Goldman Sachs has voluntarily agreed not to impose .15% of the distribution and service fee attributable to Class B shares of the Short Duration Government and Short Duration Tax-Free Funds. Distribution and service fees for such Class B shares would otherwise be payable at the rate of 1.00% of average daily net assets.
/8/ The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management, distribution and service fees, transfer agency fees (equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares), taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, 0.10%,
    0.00% and 0.02% of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.
/9/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Funds would be as set forth below:

                                                                        TOTAL
                                                              OTHER   OPERATING
                                                             EXPENSES EXPENSES
                                                             -------- ---------
Adjustable Rate Government
  Class A...................................................   0.27%    0.92%
Short Duration Government
  Class A...................................................   0.41%    1.16%
  Class B...................................................   0.41%    1.91%
  Class C...................................................   0.41%    1.91%
Short Duration Tax-Free
  Class A...................................................   0.78%    1.43%
  Class B...................................................   0.78%    2.18%
  Class C...................................................   0.78%    2.18%
Government Income
  Class A...................................................   0.56%    1.46%
  Class B...................................................   0.56%    2.21%
  Class C...................................................   0.56%    2.21%
Municipal Income
  Class A...................................................   0.50%    1.30%
  Class B...................................................   0.50%    2.05%
  Class C...................................................   0.50%    2.05%
Core Fixed Income
  Class A...................................................   0.49%    1.14%
  Class B...................................................   0.49%    1.89%
  Class C...................................................   0.49%    1.89%
Global Income
  Class A...................................................   0.33%    1.73%
  Class B...................................................   0.33%    2.23%
  Class C...................................................   0.33%    2.23%
High Yield
  Class A...................................................   0.52%    1.47%
  Class B...................................................   0.52%    2.22%
  Class C...................................................   0.52%    2.22%

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                        ------ ------- ------- --------
Adjustable Rate Government Fund
   Class A Shares..............................  $24     $43     $64     $123
Short Duration Government Fund
  Class A Shares...............................   29      49      71      133
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   36      59      84      167
   --Assuming no redemption....................   16      49      84      167
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   27      53      92      200
   --Assuming no redemption....................   17      53      92      200
Short Duration Tax-Free Fund
  Class A Shares...............................   28      45      63      116
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   34      54      76      150
   --Assuming no redemption....................   14      44      76      150
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   26      49      84      183
   --Assuming no redemption....................   16      49      84      183
Government Income Fund
  Class A Shares...............................   55      75      97      160
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   68      84     114      184
   --Assuming no redemption....................   18      54      94      184
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   28      54      94      204
   --Assuming no redemption....................   18      54      94      204
Municipal Income Fund
  Class A Shares...............................   54      74      95      155
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   67      83     112      180
   --Assuming no redemption....................   17      53      92      180
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   27      53      92      200
   --Assuming no redemption....................   17      53      92      200
Core Fixed Income Fund
  Class A Shares...............................   54      74      95      155
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   67      83     112      180
   --Assuming no redemption....................   17      53      92      180
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   27      53      92      200
   --Assuming no redemption....................   17      53      92      200
Global Income Fund
  Class A Shares...............................   58      86     115      199
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   69      88     120      203
   --Assuming no redemption....................   19      58     100      203
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   29      58     100      216
   --Assuming no redemption....................   19      58     100      216
High Yield Fund
  Class A Shares...............................   56      80     106      180
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   69      90     123      204
   --Assuming no redemption....................   19      60     103      204
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   29      60     103      223
   --Assuming no redemption....................   19      60     103      223

  The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

  The Investment Adviser and Goldman Sachs may modify or discontinue any of the limitations set forth above in the future at their discretion. The information with respect to the Adjustable Rate Government Fund set forth in the foregoing table and hypothetical example relates only to its Class A shares (the Fund does not currently offer Class B or Class C shares); such information with respect to the other Funds relates only to Class A, B and C shares. Each Fund also offers Institutional and Service shares. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, but not the other Funds, also offer Administration Shares. Institutional, Administration and Service Shares are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, Class B and Class C shares. Information regarding Institutional, Administration and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus. Because of the Distribution and Service Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive other compensation for the sale and distribution of Class A, Class B and Class C shares of the Funds or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in this Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders of the Funds for the year ended October 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

                            INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            -------------------------------------------------
                                                          NET
                                       NET REALIZED    REALIZED
                                           AND            AND
                                        UNREALIZED    UNREALIZED
                                       GAIN (LOSS)    GAIN (LOSS)
                                            ON        ON FOREIGN     TOTAL
                  NET ASSET   NET      INVESTMENT,     CURRENCY     INCOME
                  VALUE AT  INVEST-     OPTION AND      RELATED   (LOSS) FROM
                  BEGINNING  MENT        FUTURES        TRANS-    INVESTMENT
                  OF PERIOD INCOME     TRANSACTIONS     ACTIONS   OPERATIONS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-Institu-
tional Shares...    $9.83   $0.5914(a)   $0.0494(a)       --        $0.6408
1997-Administra-
tion Shares.....     9.83    0.5665(a)    0.0497(a)       --         0.6162
1997-Service
Shares(m).......     9.84    0.3298(a)    0.0400(a)       --         0.3698
1997-Class A
Shares..........     9.83    0.5662(a)    0.0500(a)       --         0.6162
1996-Institu-
tional Shares...     9.77    0.5759(a)    0.0772(a)       --         0.6531
1996-Administra-
tion Shares.....     9.77    0.5489(a)    0.0797(a)       --         0.6286
1996-Class A
Shares..........     9.77    0.5481(a)    0.0806(a)       --         0.6287
1995-Institu-
tional Shares...     9.74    0.5630(a)    0.0717(a)       --         0.6347
1995-Administra-
tion Shares.....     9.74    0.5366(a)    0.0737(a)       --         0.6103
1995-Class A
Shares(c).......     9.79    0.2721(a)   (0.0090)(a)      --         0.2631
1994-Institu-
tional Shares...    10.00    0.4341(a)   (0.2455)(a)      --         0.1886
1994-Administra-
tion Shares.....    10.00    0.4211(a)   (0.2572)(a)      --         0.1639
1993-Institu-
tional Shares...    10.04    0.4397(a)   (0.0376)(a)      --         0.4021
1993-Administra-
tion Shares(e)..    10.02    0.2146(a)   (0.0173)(a)      --         0.1973
1992-Institu-
tional Shares...    10.03    0.5599(a)   (0.0029)(a)      --         0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------
1991-Institu-
tional Shares...    10.00    0.1531(a)    0.0322(a)       --         0.1853

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                            NET
                               GAIN ON                 GAIN ON                           INCREASE
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)
-----------------------------------------------------------------------------------------------------------------------
                                               ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-Institu-
tional Shares...   $(0.5908)      --          --          --         --     $(0.5908)    $0.0500     $9.88     6.70%
1997-Administra-
tion Shares.....    (0.5662)      --          --          --         --      (0.5662)     0.0500      9.88     6.43
1997-Service
Shares(m).......    (0.3298)      --          --          --         --      (0.3298)     0.0400      9.88     3.81(f)
1997-Class A
Shares..........    (0.5662)      --          --          --         --      (0.5662)     0.0500      9.88     6.43
1996-Institu-
tional Shares...    (0.5725)      --       (0.0206)       --        --       (0.5931)     0.0600      9.83     6.86
1996-Administra-
tion Shares.....    (0.5489)      --       (0.0198)       --        --       (0.5687)     0.0600      9.83     6.60
1996-Class A
Shares..........    (0.5489)      --       (0.0198)       --        --       (0.5687)     0.0600      9.83     6.60
1995-Institu-
tional Shares...    (0.5759)      --       (0.0287)       --        --       (0.6046)     0.0301      9.77     6.75
1995-Administra-
tion Shares.....    (0.5528)      --       (0.0275)       --        --       (0.5803)     0.0300      9.77     6.48
1995-Class A
Shares(c).......    (0.2697)      --       (0.0134)       --        --       (0.2831)    (0.0200)     9.77     2.74(f)
1994-Institu-
tional Shares...    (0.4486)      --          --          --        --       (0.4486)    (0.2600)     9.74     1.88
1994-Administra-
tion Shares.....    (0.4239)      --          --          --        --       (0.4239)    (0.2600)     9.74     1.63
1993-Institu-
tional Shares...    (0.4397)      --       (0.0024)       --        --       (0.4421)    (0.0400)    10.00     4.13
1993-Administra-
tion Shares(e)..    (0.2146)      --       (0.0027)       --        --       (0.2173)    (0.0200)    10.00     2.01(f)
1992-Institu-
tional Shares...    (0.5470)      --          --          --        --       (0.5470)     0.0100     10.04     6.12
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------
1991-Institu-
tional Shares...    (0.1553)      --          --          --        --       (0.1553)     0.0300     10.03     2.14(f)

                                                      RATIOS ASSUMING
                                                       NO VOLUNTARY
                                                     WAIVER OF FEES OR
                                                          EXPENSE
                                                        LIMITATIONS
                                                    --------------------
                  RATIO OF
                    NET                                        RATIO OF
                 INVESTMENT                         RATIO OF     NET
                   INCOME                           EXPENSES  INVESTMENT
                     TO                  NET ASSETS    TO       INCOME
                  AVERAGE    PORTFOLIO   AT END OF  AVERAGE       TO
                    NET      TURNOVER      PERIOD     NET      AVERAGE
                   ASSETS     RATE(D)    (IN 000S)   ASSETS   NET ASSETS
------------------------------------------------------------------------
                              ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------
1997-Institu-
tional Shares...   5.99%       46.58%    $ 463,511    0.52%      5.96%
1997-Administra-
tion Shares.....    5.73       46.58         2,793    0.77       5.70
1997-Service
Shares(m).......    5.64(b)    46.58(f)        346    1.08(b)    5.61(b)
1997-Class A
Shares..........    5.60       46.58        43,393    1.02       5.32
1996-Institu-
tional Shares...    5.85       52.36       613,149    0.51       5.79
1996-Administra-
tion Shares.....    5.59       52.36         3,792    0.76       5.53
1996-Class A
Shares..........    5.59       52.36        10,728    1.01       5.28
1995-Institu-
tional Shares...    5.77       24.12       657,358    0.53       5.70
1995-Administra-
tion Shares.....    5.50       24.12         3,572    0.78       5.43
1995-Class A
Shares(c).......    5.87(b)    24.12(f)     15,203    1.01(b)    5.55(b)
1994-Institu-
tional Shares...    4.38       37.81       942,523    0.49       4.35
1994-Administra-
tion Shares.....    4.27       37.81         6,960    0.74       4.24
1993-Institu-
tional Shares...    4.36      103.74     2,760,871    0.48       4.33
1993-Administra-
tion Shares(e)..    3.81(b)   103.74(f)      5,326    0.73(b)    3.78(b)
1992-Institu-
tional Shares...    5.61      286.40     2,145,064    0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------
1991-Institu-
tional Shares...    7.31(b)   145.67(f)    239,642    1.02(b)    6.49(b)

                                INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                              ----------------------------------------------------
                                           NET REALIZED       NET
                                               AND          REALIZED
                                            UNREALIZED        AND
                                           GAIN (LOSS)     UNREALIZED
                                                ON        GAIN (LOSS)     TOTAL
                    NET ASSET              INVESTMENT,     ON FOREIGN    INCOME
                    VALUE AT     NET        OPTION AND      CURRENCY   (LOSS) FROM  FROM NET
                    BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT  INVESTMENT
                    OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS    INCOME
                    --------- ----------   ------------   ------------ ----------- ----------
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
 tional Shares..     $ 9.83    $0.6412(a)    $0.0300(a)          --      $0.6712    $(0.6412)
1997-Administra-
 tion Shares....       9.85     0.6183(a)     0.0400(a)          --       0.6583     (0.6183)
1997-Service
 Shares.........       9.82     0.5904(a)     0.0401(a)          --       0.6305     (0.5904)
1997-Class A
 Shares(o)......       9.78     0.3121(a)     0.0883(a)          --       0.4004     (0.3004)
1997-Class B
 Shares(o)......       9.75     0.2787(a)     0.1011(a)          --       0.3798     (0.2698)
1997-Class C
 Shares (p).....       9.83     0.1185(a)     0.0225(a)          --       0.1410     (0.1110)
1996-Institutional
 Shares ........       9.82     0.6290(a)     0.0136 (a)         --       0.6426     (0.6326)
1996-Administra-
 tion
 Shares(h)......       9.86     0.3837(a)     0.0003 (a)         --       0.3840     (0.3940)
1996-Service
 Shares(i)......       9.72     0.3134(a)     0.1018 (a)         --       0.4152     (0.3152)
1995-Institu-
 tional Shares..       9.64     0.6652(a)     0.1666 (a)         --       0.8318     (0.6518)
1995-Administra-
 tion Shares....       9.64     0.2384(a)    (0.0433)(a)         --       0.1951     (0.2051)
1994-Institu-
 tional Shares..      10.14     0.5628(a)    (0.4592)(a)         --       0.1036     (0.5598)
1994-Administra-
 tion Shares....      10.14     0.5329(a)    (0.4539)(a)         --       0.0790     (0.5352)
1993-Institu-
 tional Shares..      10.16     0.5627(a)    (0.0135)(a)         --       0.5492     (0.5627)
1993-Administra-
 tion
 Shares(e)......      10.23     0.2725(a)    (0.0900)(a)         --       0.1825     (0.2725)
1992-Institu-
 tional Shares..      10.22     0.6703(a)    (0.0600)(a)         --       0.6103     (0.6703)
1991-Institu-
 tional Shares..      10.00     0.8020(a)     0.2200 (a)         --       1.0220     (0.8020)
1990-Institu-
 tional Shares..      10.07     0.8300(a)    (0.0700)(a)         --       0.7600     (0.8300)
1989-Institu-
 tional Shares..      10.10     0.8800(a)        --              --       0.8800     (0.8800)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..      10.00     0.1800(a)     0.1000 (a)         --       0.2800     (0.1800)

                             DISTRIBUTIONS TO SHAREHOLDERS
                    -----------------------------------------------------------
                                             IN EXCESS
                      FROM NET                 OF NET
                      REALIZED                REALIZED                             NET                            RATIO OF
                      GAIN ON                 GAIN ON                            INCREASE                           NET
                    INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL     (DECREASE) NET ASSET              EXPENSES
                     OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS   IN NET   VALUE AT                  TO
                      FUTURES    INVESTMENT   FUTURES       IN         TO         ASSET     END OF      TOTAL     AVERAGE
                    TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS    VALUE     PERIOD    RETURN(K)  NET ASSETS
                    ------------ ---------- ------------ -------- ------------- ---------- ---------- ---------- ----------
                                                      SHORT DURATION GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
 tional Shares..           --          --          --         --    $(0.6412)    $0.0300     $9.86       7.07%      0.45%
1997-Administra-
 tion Shares....           --          --          --         --     (0.6183)     0.0400      9.89       6.91       0.70
1997-Service
 Shares.........           --          --          --         --     (0.5904)     0.0401      9.86       6.63       0.95
1997-Class A
 Shares(o)......           --          --          --         --     (0.3004)     0.1000      9.88       4.14(f)    0.70(b)
1997-Class B
 Shares(o)......           --          --          --         --     (0.2698)     0.1100      9.86       3.94(f)    1.30(b)
1997-Class C
 Shares (p).....           --          --          --         --     (0.1110)     0.0300      9.86       1.44(f)    1.45(b)
1996-Institutional
 Shares ........           --          --          --         --     (0.6326)     0.0100      9.83       6.75       0.45
1996-Administra-
 tion
 Shares(h)......           --          --          --         --     (0.3940)    (0.0100)     9.85       4.00(f)    0.70(b)
1996-Service
 Shares(i)......           --          --          --         --     (0.3152)     0.1000      9.82       4.35(f)    0.95(b)
1995-Institu-
 tional Shares..           --          --          --         --     (0.6518)     0.1800      9.82       8.97       0.45
1995-Administra-
 tion Shares....           --          --          --         --     (0.2051)    (0.0100)     9.63(h)    2.10       0.70(b)
1994-Institu-
 tional Shares..      (0.0438)         --          --         --     (0.6036)    (0.5000)     9.64       0.99       0.45
1994-Administra-
 tion Shares....      (0.0438)         --          --         --     (0.5790)    (0.5000)     9.64       0.73       0.70
1993-Institu-
 tional Shares..           --     (0.0065)         --         --     (0.5692)    (0.0200)    10.14       5.55       0.45
1993-Administra-
 tion
 Shares(e)......           --          --          --         --     (0.2725)    (0.0900)    10.14       1.74(f)    0.70(b)
1992-Institu-
 tional Shares..           --          --          --         --     (0.6703)    (0.0600)    10.16       6.24       0.45
1991-Institu-
 tional Shares..           --          --          --         --     (0.8020)     0.2200     10.22      10.93       0.45
1990-Institu-
 tional Shares..           --          --          --         --     (0.8300)    (0.0700)    10.00       8.23       0.45
1989-Institu-
 tional Shares..           --          --          --    (0.0300)    (0.9100)    (0.0300)    10.07       9.08       0.46
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..           --          --          --         --    (0.1800)      0.1000     10.10       3.30(f)    0.55(b)

                                                      RATIOS ASSUMING NO
                                                      VOLUNTARY WAIVER OF
                                                        FEES OR EXPENSE
                                                          LIMITATIONS
                                                      --------------------

                     RATIO OF                                    RATIO OF
                       NET                    NET     RATIO OF     NET
                    INVESTMENT               ASSETS   EXPENSES  INVESTMENT
                      INCOME                 AT END      TO       INCOME
                        TO     PORTFOLIO       OF     AVERAGE       TO
                     AVERAGE   TURNOVER      PERIOD     NET      AVERAGE
                    NET ASSETS  RATE(D)    (IN 000'S)  ASSETS   NET ASSETS
                    ---------- ----------- ---------- --------- ----------
                                 SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
 tional Shares..       6.43%    102.58%     $103,729    0.82%      6.06%
1997-Administra-
 tion Shares....       6.19     102.58         1,060    1.07       5.82
1997-Service
 Shares.........       5.92     102.58         3,337    1.32       5.55
1997-Class A
 Shares(o)......       6.05(b)  102.58(f)      9,491    1.32(b)    5.43(b)
1997-Class B
 Shares(o)......       5.52(b)  102.58(f)        747    1.82(b)    5.00(b)
1997-Class C
 Shares (p).....       5.52(b)  102.58(f)        190    1.82(b)    5.15(b)
1996-Institutional
 Shares ........       6.44     115.45        99,944    0.71       6.18
1996-Administra-
 tion
 Shares(h)......       5.97(b)  115.45           252    0.96(b)    5.71(b)
1996-Service
 Shares(i)......       6.05(b)  115.45         1,822    1.21(b)    5.79(b)
1995-Institu-
 tional Shares..       6.87     292.56       103,760    0.72       6.60
1995-Administra-
 tion Shares....       7.91(b)  292.56           --     0.90(b)    7.71(b)
1994-Institu-
 tional Shares..       5.69     289.79       193,095    0.59       5.55
1994-Administra-
 tion Shares....       5.38     289.79           730    0.84       5.24
1993-Institu-
 tional Shares..       5.46     411.66       359,708    0.64       5.31
1993-Administra-
 tion
 Shares(e)......       4.84(b)  411.66        16,490    0.80(b)    4.74(b)
1992-Institu-
 tional Shares..       6.60     216.07       277,927    0.69       6.36
1991-Institu-
 tional Shares..       8.25     155.44       158,848    0.79       7.91
1990-Institu-
 tional Shares..       8.62     173.21        68,995    0.95       8.12
1989-Institu-
 tional Shares..       8.71     137.37        31,015    1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..       8.55(b)  167.00(f)     39,052    1.42(b)    7.68(b)

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            ---------------------------------------------------
                                         NET REALIZED
                                             AND        NET REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                      SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
tional Shares...   $ 9.96    $0.4181(a)    $ 0.1091(a)      --        $ 0.5272
1997-Administra-
tion Shares.....     9.96     0.3924(a)      0.1100(a)      --          0.5024
1997-Service
Shares..........     9.97     0.3675(a)      0.1000(a)      --          0.4675
1997-Class A
Shares(o).......     9.94     0.1950(a)      0.1400(a)      --          0.3350
1997-Class B
Shares(o).......     9.94     0.1663(a)      0.1368(a)      --          0.3031
1997-Class C
Shares(p).......    10.04     0.0670(a)      0.0300(a)      --          0.0970
1996-Institu-
tional Shares...     9.94     0.4192(a)      0.0200(a)      --          0.4392
1996-Administra-
tion Shares.....     9.94     0.3944(a)      0.0200(a)      --          0.4144
1996-Service
Shares..........     9.95     0.3697(a)      0.0200(a)      --          0.3897
1995-Institu-
tional Shares...     9.79     0.4235(a)      0.1500(a)      --          0.5735
1995-Administra-
tion Shares.....     9.79     0.3989(a)      0.1500(a)      --          0.5489
1995-Service
Shares..........     9.79     0.3744(a)      0.1600(a)      --          0.5344
1994-Institu-
tional Shares...    10.23     0.3787(a)     (0.3575)(a)     --          0.0212
1994-Administra-
tion Shares.....    10.23     0.3537(a)     (0.3575)(a)     --         (0.0038)
1994-Service
Shares(j).......     9.86     0.0475(a)     (0.0700)(a)     --         (0.0225)
1993-Institu-
tional Shares...     9.93     0.3834(a)      0.3000(a)      --          0.6834
1993-Administra-
tion Shares(j)..    10.16     0.1555(a)      0.0720(a)      --          0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
tional Shares...    10.00     0.0341(a)     (0.0700)(a)     --         (0.0359)
-------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                               FROM NET              IN EXCESS OF
                               REALIZED              NET REALIZED                          NET
                               GAIN ON                 GAIN ON                           INCREASE                         RATIO OF
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET                NET
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT               EXPENSES
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL     TO AVERAGE
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)   NET ASSETS
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- --------- ----------- ----------
                                                           SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
tional Shares...   $(0.4172)       --         --          --        --      $(0.4172)    $ 0.1100   $10.07      5.40%       0.45%
1997-Administra-
tion Shares.....    (0.3924)       --         --          --        --       (0.3924)      0.1100    10.07      5.14        0.70
1997-Service
Shares..........    (0.3675)       --         --          --        --       (0.3675)      0.1000    10.07      4.77        0.95
1997-Class A
Shares(o).......    (0.1950)       --         --          --        --       (0.1950)      0.1400    10.08      3.39(f)     0.70(b)
1997-Class B
Shares(o).......    (0.1631)       --         --          --        --       (0.1631)      0.1400    10.08      3.07(f)     1.30(b)
1997-Class C
Shares(p).......    (0.0670)       --         --          --        --       (0.0670)      0.0300    10.07      0.97(f)     1.45(b)
1996-Institu-
tional Shares...    (0.4192)       --         --          --        --       (0.4192)      0.0300     9.96      4.50        0.45
1996-Administra-
tion Shares.....    (0.3944)       --         --          --        --       (0.3944)      0.0300     9.96      4.24        0.70
1996-Service
Shares..........    (0.3697)       --         --          --        --       (0.3697)      0.0200     9.97      3.98        0.95
1995-Institu-
tional Shares...    (0.4235)       --         --          --        --       (0.4235)      0.1500     9.94      5.98        0.45
1995-Administra-
tion Shares.....    (0.3989)       --         --          --        --       (0.3989)      0.1500     9.94      5.76        0.70
1995-Service
Shares..........    (0.3744)       --         --          --        --       (0.3744)      0.1600     9.95      5.59        0.95
1994-Institu-
tional Shares...    (0.3787)   (0.0825)       --          --        --       (0.4612)     (0.4400)    9.79      0.17        0.45
1994-Administra-
tion Shares.....    (0.3537)   (0.0825)       --          --        --       (0.4362)     (0.4400)    9.79     (0.11)       0.70
1994-Service
Shares(j).......    (0.0475)       --         --          --        --       (0.0475)     (0.0700)    9.79     (0.32)(f)    0.95(b)
1993-Institu-
tional Shares...    (0.3834)       --         --          --        --       (0.3834)      0.3000    10.23      7.03        0.41
1993-Administra-
tion Shares(j)..    (0.1555)       --         --          --        --       (0.1555)      0.0720    10.23      2.28(f)     0.70(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
tional Shares...    (0.0341)       --         --          --        --       (0.0341)     (0.0700)    9.93     (0.34)(f)    0.05(b)

                                                         RATIOS ASSUMING NO
                                                         VOLUNTARY WAIVER OF
                                                           FEES OR EXPENSE
                                                             LIMITATIONS
                                                        ---------------------

                       RATIO OF                                     RATIO OF
                         NET                                          NET
                      INVESTMENT             NET ASSETS  RATIO OF  INVESTMENT
                        INCOME   PORTFOLIO   AT END OF   EXPENSES    INCOME
                      TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                      NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                      ---------- ----------- ---------- ---------- ----------
                                    SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Institu-
tional Shares...   $     4.18%    194.75%     $ 28,821     1.23%      3.40%
1997-Administra-
tion Shares.....         3.91     194.75            77     1.48       3.13
1997-Service
Shares..........         3.66     194.75         2,051     1.73       2.88
1997-Class A
Shares(o).......         3.81(b)  194.75(f)      4,023     1.73(b)    2.78(b)
1997-Class B
Shares(o).......         3.31(b)  194.75(f)        106     2.23(b)    2.38(b)
1997-Class C
Shares(p).......         2.60(b)  194.75(f)          2     2.23(b)    1.82(b)
1996-Institu-
tional Shares...         4.21     231.65        34,814     1.01       3.65
1996-Administra-
tion Shares.....         3.96     231.65            48     1.26       3.40
1996-Service
Shares..........         3.74     231.65           695     1.51       3.18
1995-Institu-
tional Shares...         4.31     259.52        58,389     0.77       3.99
1995-Administra-
tion Shares.....         4.14     259.52            46     1.02       3.82
1995-Service
Shares..........         3.87     259.52           454     1.27       3.55
1994-Institu-
tional Shares...         3.74     354.00        83,704     0.61       3.58
1994-Administra-
tion Shares.....         3.51     354.00         3,866     0.86       3.35
1994-Service
Shares(j).......         4.30(b)  354.00           440     1.11(b)    4.14(b)
1993-Institu-
tional Shares...         3.70     404.60       115,803     1.06       3.05
1993-Administra-
tion Shares(j)..         3.32(b)  404.60           911     1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
tional Shares...         4.58(b)   31.19(f)     14,601     2.68(b)    1.95(b)

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            ---------------------------------------------------
                                         NET REALIZED
                                             AND        NET REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                     GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $14.36    $  0.91       $   0.29          --       $   1.20
1997-Class B
Shares..........    14.37       0.80           0.30          --           1.10
1997-Class C
Shares(p).......    14.38       0.17           0.22          --           0.39
1997-
Institutional
Shares(p).......    14.37       0.20           0.22          --           0.42
1997-Service
Shares(p).......    14.37       0.20           0.21          --           0.41
1996-Class A
shares..........    14.47       0.92          (0.11)         --           0.81
1996-Class B
shares(q).......    14.11       0.41           0.26          --           0.67
1995-Class A
shares..........    13.47       0.94           1.00          --           1.94
1994-Class A
shares..........    14.90       0.85          (1.28)         --          (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........    14.32       0.56           0.58          --           1.14

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                               FROM NET              IN EXCESS OF
                               REALIZED              NET REALIZED                          NET
                               GAIN ON                 GAIN ON                           INCREASE                         RATIO OF
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET                NET
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT               EXPENSES
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL     TO AVERAGE
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)   NET ASSETS
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- --------- ----------- ----------
                                                              GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $  (0.90)   $ (0.07)        --          --        --     $  (0.97)    $   0.23   $14.59      8.72%       0.50%
1997-Class B
Shares..........      (0.79)     (0.07)        --          --        --        (0.86)        0.24    14.61      7.96        1.25
1997-Class C
Shares(p).......      (0.17)        --         --          --        --        (0.17)        0.22    14.60      2.72(f)     1.25(b)
1997-
Institutional
Shares(p).......      (0.20)        --         --          --        --        (0.20)        0.22    14.59      2.94(f)     0.25(b)
1997-Service
Shares(p).......      (0.19)        --         --          --        --        (0.19)        0.22    14.59      2.85(f)     0.75(b)
1996-Class A
shares..........      (0.92)        --         --          --        --        (0.92)       (0.11)   14.36      5.80        0.50
1996-Class B
shares(q).......      (0.41)        --         --          --        --        (0.41)        0.26    14.37      4.85(f)     1.25(b)
1995-Class A
shares..........      (0.94)        --         --          --        --        (0.94)        1.00    14.47     14.90        0.47
1994-Class A
shares..........      (0.85)     (0.12)     (0.02)      (0.01)       --        (1.00)       (1.43)   13.47     (2.98)       0.11
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........      (0.56)        --         --          --        --        (0.56)        0.58    14.90      8.03(f)     0.00(b)

                                                         RATIOS ASSUMING NO
                                                         VOLUNTARY WAIVER OF
                                                           FEES OR EXPENSE
                                                             LIMITATIONS
                                                        ---------------------

                       RATIO OF                                     RATIO OF
                         NET                                          NET
                      INVESTMENT             NET ASSETS  RATIO OF  INVESTMENT
                        INCOME   PORTFOLIO   AT END OF   EXPENSES    INCOME
                      TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                      NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                      ---------- ----------- ---------- ---------- ----------
                                    SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------
                                     GOVERNMENT INCOME FUND
------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $     6.38%    395.75%     $ 68,859     1.82%      5.06%
1997-Class B
Shares..........         5.59     395.75         8,041     2.32       4.52
1997-Class C
Shares(p).......         5.45(b)  395.75(f)      1,196     2.32(b)    4.38(b)
1997-
Institutional
Shares(p).......         7.03(b)  395.75(f)      1,894     1.32(b)    5.96(b)
1997-Service
Shares(p).......         6.49(b)  395.75(f)          2     1.82(b)    5.42(b)
1996-Class A
shares..........         6.42     485.09        30,603     1.89       5.03
1996-Class B
shares(q).......         5.65(b)  485.09           234     2.39(b)    4.51(b)
1995-Class A
shares..........         6.67     449.53        29,503     2.34       4.80
1994-Class A
shares..........         6.06     654.90        14,452     2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........         4.87(b)  725.41(f)     12,860     4.00(b)    0.87(b)

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            ---------------------------------------------------
                                         NET REALIZED
                                             AND        NET REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                        MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $14.37      $0.67          $0.62         --           $1.29
1997-Class B
Shares..........    14.37       0.56           0.63         --            1.19
1997-Class C
Shares(p).......    14.85       0.12           0.14         --            0.26
1997-
Institutional
Shares(p).......    14.84       0.15           0.16         --            0.31
1997-Service
Shares(p).......    14.84       0.14           0.15         --            0.29
1996-Class A
shares..........    14.17       0.65           0.20         --            0.85
1996-Class B
shares(q).......    14.03       0.27           0.34         --            0.61
1995-Class A
shares..........    13.08       0.67           1.09         --            1.76
1994-Class A
shares..........    14.64       0.73          (1.51)        --           (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........    14.32       0.22           0.32         --            0.54

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                               FROM NET              IN EXCESS OF
                               REALIZED              NET REALIZED                          NET
                               GAIN ON                 GAIN ON                           INCREASE                         RATIO OF
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET                NET
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT               EXPENSES
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL     TO AVERAGE
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)   NET ASSETS
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- --------- ----------- ----------
                                                       MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $  (0.67)       --         --          --        --        $(0.67)       $0.62   $14.99      9.23%       0.85%
1997-Class B
Shares..........      (0.56)       --         --          --        --         (0.56)        0.63    15.00      8.48        1.60
1997-Class C
Shares(p).......      (0.12)       --         --          --        --         (0.12)        0.14    14.99      1.75(f)     1.60(b)
1997-
Institutional
Shares(p).......      (0.15)       --         --          --        --         (0.15)        0.16    15.00      2.10(f)     0.60(b)
1997-Service
Shares(p).......      (0.14)       --         --          --        --         (0.14)        0.15    14.99      1.93(f)     1.10(b)
1996-Class A
shares..........      (0.65)       --         --          --        --         (0.65)        0.20    14.37      6.13        0.85
1996-Class B
shares(q).......      (0.27)       --         --          --        --         (0.27)        0.34    14.37      4.40(f)     1.60(b)
1995-Class A
shares..........      (0.67)       --         --          --        --         (0.67)        1.09    14.17     13.79        0.76
1994-Class A
shares..........      (0.73)     (0.05)       --          --        --         (0.78)       (1.56)   13.08     (5.51)       0.45
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........      (0.22)       --         --          --        --         (0.22)        0.32    14.64      3.73(f)     0.00(b)

                                                         RATIOS ASSUMING NO
                                                         VOLUNTARY WAIVER OF
                                                           FEES OR EXPENSE
                                                             LIMITATIONS
                                                        ---------------------

                       RATIO OF                                     RATIO OF
                         NET                                          NET
                      INVESTMENT             NET ASSETS  RATIO OF  INVESTMENT
                        INCOME   PORTFOLIO   AT END OF   EXPENSES    INCOME
                      TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                      NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                      ---------- ----------- ---------- ---------- ----------
                                      MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
Shares..........   $     4.60%    153.12%      $64,553     1.62%      3.83%
1997-Class B
Shares..........         3.74     153.12         1,750     2.12       3.22
1997-Class C
Shares(p).......         3.24(b)  153.12(f)        130     2.12(b)    2.72(b)
1997-
Institutional
Shares(p).......         4.41(b)  153.12(f)        351     1.12(b)    3.89(b)
1997-Service
Shares(p).......         4.24(b)  153.12(f)          2     1.62(b)    3.72(b)
1996-Class A
shares..........         4.58     344.13        52,267     1.55       3.88
1996-Class B
shares(q).......         3.55(b)  344.13(f)        255     2.05(b)    3.10(b)
1995-Class A
shares..........         4.93     335.55        53,797     1.49       4.20
1994-Class A
shares..........         5.28     357.54        47,373     1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........         5.15(b)   99.99(f)     30,166     2.42(b)    2.73(b)

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED
                                           ON      GAIN (LOSS)     TOTAL
                 NET ASSET            INVESTMENT,   ON FOREIGN    INCOME
                 VALUE AT     NET      OPTION AND    CURRENCY   (LOSS) FROM  FROM NET
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT  INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS    INCOME
                 --------- ---------- ------------ ------------ ----------- ----------
                                        CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........  $ 9.85    $0.6431     $0.2282      $(0.0005)   $ 0.8708    $(0.6408)
1997-
Administration
Shares..........    9.84     0.6182      0.2380       (0.0005)     0.8557     (0.6157)
1997-Service
Shares..........    9.86     0.5937      0.2287       (0.0005)     0.8219     (0.5919)
1997-Class A
Shares(o).......    9.70     0.3059      0.3596       (0.0008)     0.6647     (0.3048)
1997-Class B
Shares(o).......    9.72     0.2686      0.3695       (0.0008)     0.6373     (0.2673)
1997-Class C
Shares(p).......    9.93     0.1118      0.1591       (0.0003)     0.2706     (0.1107)
1996-
Institutional
Shares..........   10.00     0.6448     (0.0704)          --       0.5744     (0.6438)
1996-
Administration
Shares(/1/).....    9.91     0.4083     (0.0703)          --       0.3380     (0.4080)
1996-Service
Shares(l).......    9.77     0.3756      0.0898           --       0.4654     (0.3754)
1995-
Institutional
Shares..........    9.24     0.6423      0.7610           --       1.4033     (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-
Institutional
Shares..........   10.00     0.4648     (0.7617)          --      (0.2969)    (0.4648)
--------------------------------------------------------------------------------------

                          DISTRIBUTIONS TO SHAREHOLDERS
                 ----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                          RATIO OF   RATIO OF
                   REALIZED                REALIZED                            NET                            NET        NET
                   GAIN ON                 GAIN ON                           INCREASE                       EXPENSES  INVESTMENT
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET               TO       INCOME
                  OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT             AVERAGE   (LOSS) TO
                   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL      NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)   ASSETS   NET ASSETS
                 ------------ ---------- ------------ ------- ------------- ---------- --------- ---------- --------- ----------
                                                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........       --        --          --          --     $(0.6408)    $ 0.2300   $10.08      9.19%     0.45%      6.53%
1997-
Administration
Shares..........       --        --          --          --      (0.6157)      0.2300    10.07      8.92      0.70       6.27
1997-Service
Shares..........       --        --          --          --      (0.5919)      0.2300    10.09      8.65      0.95       6.00
1997-Class A
Shares(o).......       --        --          --          --      (0.3048)      0.3599    10.06      6.94(f)   0.70(b)    6.13(b)
1997-Class B
Shares(o).......       --        --          --          --      (0.2673)      0.3700    10.09      6.63(f)   1.45(b)    5.28(b)
1997-Class C
Shares(p).......       --        --          --          --      (0.1107)      0.1599    10.09      2.74(f)   1.45(b)    4.84(b)
1996-
Institutional
Shares..........   (0.0806)      --          --          --      (0.7244)     (0.1500)    9.85      5.98      0.45       6.51
1996-
Administration
Shares(/1/).....       --        --          --          --      (0.4080)     (0.0700)    9.84      3.56(f)   0.70(b)    6.41(b)
1996-Service
Shares(l).......       --        --          --          --      (0.3754)      0.0900     9.86      4.90(f)   0.95(b)    6.37(b)
1995-
Institutional
Shares..........       --        --          --          --      (0.6433)      0.7600    10.00     15.72      0.45       6.56
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-
Institutional
Shares..........       --        --          --          --      (0.4648)     (0.7617)    9.24     (3.00)     0.45(b)    6.48(b)

                                        RATIOS ASSUMING NO
                                        VOLUNTARY WAIVER OF
                                          FEES OR EXPENSE
                                            LIMITATIONS
                                        --------------------

                                                   RATIO OF
                                        RATIO OF     NET
                                        EXPENSES  INVESTMENT
                             NET ASSETS    TO       INCOME
                 PORTFOLIO   AT END OF  AVERAGE   (LOSS) TO
                 TURNOVER      PERIOD     NET      AVERAGE
                  RATE(D)    (IN 000'S)  ASSETS   NET ASSETS
                 ----------- ---------- --------- ----------
                             CORE FIXED INCOME FUND
------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-
Institutional
Shares..........   361.27%      $79,230    0.83%      6.15%
1997-
Administration
Shares..........   361.27         6,176    1.08       5.89
1997-Service
Shares..........   361.27         1,868    1.33       5.62
1997-Class A
Shares(o).......   361.27(f)      9,336    1.33(b)    5.50(b)
1997-Class B
Shares(o).......   361.27(f)        621    1.83(b)    4.90(b)
1997-Class C
Shares(p).......   361.27(f)        272    1.83(b)    4.46(b)
1996-
Institutional
Shares..........   414.20        72,061    0.83       6.13
1996-
Administration
Shares(/1/).....   414.20           702    1.08(b)    6.03(b)
1996-Service
Shares(l).......   414.20           381    1.33(b)    5.99(b)
1995-
Institutional
Shares..........   382.26        55,502    0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-
Institutional
Shares..........   285.25        24,508    1.46(b)    5.47(b)

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED
                                           ON      GAIN (LOSS)     TOTAL
                 NET ASSET            INVESTMENT,   ON FOREIGN    INCOME
                 VALUE AT     NET      OPTION AND    CURRENCY   (LOSS) FROM  FROM NET
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT  INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS    INCOME
                 --------- ---------- ------------ ------------ ----------- ----------
                                          GLOBAL INCOME FUND
--------------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares..........  $14.53    $  0.59     $  0.50      $   0.27    $   1.36    $  (0.79)
1997-Class B
shares..........   14.53       0.72        0.36          0.20        1.28       (0.73)
1997-Class C
shares(p).......   14.80       0.16        0.19          0.10        0.45       (0.19)
1997-
Institutional
Shares..........   14.52       0.88        0.37          0.19        1.44       (0.87)
1997-Service
Shares(s).......   14.69       0.53        0.25          0.14        0.92       (0.52)
1996-Class A
shares..........   14.45       0.71        0.62          0.18        1.51       (1.43)
1996-Class B
shares(q).......   14.03       0.34        0.41          0.11        0.86       (0.36)
1996-
Institutional
shares..........   14.45       1.15        0.32          0.10        1.57       (1.50)
1995-Class A
shares..........   13.43       0.89        0.92          0.15        1.96       (0.94)
1995-
Institutional
shares(r).......   14.09       0.22        0.34          0.06        0.62       (0.26)
1994-Class A
shares..........   15.07       0.84       (1.37)        (0.12)      (0.65)      (0.22)
1993-Class A
shares..........   14.69       0.85        1.07         (0.42)       1.50       (0.85)
1992-Class A
shares..........   14.60       1.14        0.45         (0.36)       1.23       (1.14)
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........   14.55       0.25        0.23         (0.19)       0.29       (0.24)

                          DISTRIBUTIONS TO SHAREHOLDERS
                 ----------------------------------------------------------
                                          IN EXCESS
                   FROM NET                 OF NET                                                          RATIO OF   RATIO OF
                   REALIZED                REALIZED                            NET                            NET        NET
                   GAIN ON                 GAIN ON                           INCREASE                       EXPENSES  INVESTMENT
                 INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET               TO       INCOME
                  OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT             AVERAGE   (LOSS) TO
                   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL      NET      AVERAGE
                 TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)   ASSETS   NET ASSETS
                 ------------ ---------- ------------ ------- ------------- ---------- --------- ---------- --------- ----------
                                                        GLOBAL INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares..........        --        --          --          --    $  (0.79)    $   0.57   $15.10      9.66%     1.17%      5.19%
1997-Class B
shares..........        --        --          --          --       (0.73)        0.55    15.08      9.04      1.71       4.76
1997-Class C
shares(p).......        --        --          --          --       (0.19)        0.26    15.06      3.03(f)   1.71(b)    4.98(b)
1997-
Institutional
Shares..........        --        --          --          --       (0.87)        0.57    15.09     10.26      0.65       5.72
1997-Service
Shares(s).......        --        --          --          --       (0.52)        0.40    15.09      6.42(f)   1.15(b)    5.33(b)
1996-Class A
shares..........        --        --          --          --       (1.43)        0.08    14.53     11.05      1.16       5.81
1996-Class B
shares(q).......        --        --          --          --       (0.36)        0.50    14.53      6.24(f)   1.70(b)    5.16(b)
1996-
Institutional
shares..........        --        --          --          --       (1.50)        0.07    14.52     11.55      0.65       6.35
1995-Class A
shares..........        --        --          --          --       (0.94)        1.02    14.45     15.08      1.29       6.23
1995-
Institutional
shares(r).......        --        --          --          --       (0.26)        0.36    14.45      4.42(f)   0.65(b)    6.01(b)
1994-Class A
shares..........     (0.16)       --          --       (0.61)      (0.99)       (1.64)   13.43     (4.49)     1.28       5.73
1993-Class A
shares..........     (0.27)       --          --          --       (1.12)        0.38    15.07     10.75      1.30       5.78
1992-Class A
shares..........        --        --          --          --       (1.14)        0.09    14.69      8.77      1.37       7.85
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........        --        --          --          --       (0.24)        0.05    14.60      2.00(f)   0.38(f)    1.72(f)


                                        RATIOS ASSUMING NO
                                        VOLUNTARY WAIVER OF
                                          FEES OR EXPENSE
                                            LIMITATIONS
                                        --------------------

                                                   RATIO OF
                                        RATIO OF     NET
                                        EXPENSES  INVESTMENT
                             NET ASSETS    TO       INCOME
                 PORTFOLIO   AT END OF  AVERAGE   (LOSS) TO
                 TURNOVER      PERIOD     NET      AVERAGE
                  RATE(D)    (IN 000'S)  ASSETS   NET ASSETS
                 ----------- ---------- --------- ----------
                              GLOBAL INCOME FUND
------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1997-Class A
shares..........   383.72%     $167,096    1.60%      4.76%
1997-Class B
shares..........   383.72         3,465    2.10       4.37
1997-Class C
shares(p).......   383.72(f)        496    2.10(b)    4.59(b)
1997-
Institutional
Shares..........   383.72        60,929    1.04       5.33
1997-Service
Shares(s).......   383.72(f)        151    1.54(b)    4.94(b)
1996-Class A
shares..........   232.15       198,665    1.64       5.33
1996-Class B
shares(q).......   232.15(f)        256    2.14(b)    4.72(b)
1996-
Institutional
shares..........   232.15        54,254    1.11       5.89
1995-Class A
shares..........   265.86       245,835    1.58       5.94
1995-
Institutional
shares(r).......   265.86(f)     31,619    1.08(b)    5.58(b)
1994-Class A
shares..........   343.74       396,584    1.53       5.48
1993-Class A
shares..........   313.88       675,662    1.55       5.53
1992-Class A
shares..........   270.75       588,893    1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........   34.22(f)    388,744    0.44(f)    1.66(f)



                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           ------------------------------------------------
                                      NET REALIZED     NET
                                          AND        REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED
                                           ON      GAIN (LOSS)     TOTAL
                 NET ASSET            INVESTMENT,   ON FOREIGN    INCOME
                 VALUE AT     NET      OPTION AND    CURRENCY   (LOSS) FROM
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                 --------- ---------- ------------ ------------ -----------
---------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares..........  $10.00     $0.17       $(0.03)       0.01        $0.15
1997-Class B
Shares..........   10.00      0.15        (0.03)       0.01         0.13
1997-Class C
Shares(p).......    9.97      0.14          --         0.01         0.12
1997-Institu-
tional Shares...   10.00      0.18        (0.03)       0.01         0.16
1997-Service
Shares..........   10.00      0.17        (0.03)       0.01         0.15



                                     DISTRIBUTIONS TO SHAREHOLDERS
                 ---------------------------------------------------------------------
                                                     IN EXCESS
                              FROM NET                 OF NET
                              REALIZED                REALIZED                            NET
                              GAIN ON                 GAIN ON                           INCREASE
                            INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) NET ASSET
                  FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   VALUE AT
                 INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET     END OF     TOTAL
                   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD   RETURN(K)
                 ---------- ------------ ---------- ------------ ------- ------------- ---------- --------- -----------
                                                     HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares..........   $(0.17)      --         $(0.01)      --         --       $(0.18)      $(0.03)    $9.97     1.50%(f)
1997-Class B
Shares..........    (0.15)      --          (0.01)      --         --        (0.16)       (0.03)     9.97     1.31(f)
1997-Class C
Shares(p).......    (0.14)      --          (0.01)      --         --        (0.15)       (0.03)     9.97     1.46(f)
1997-Institu-
tional Shares...    (0.18)      --          (0.01)      --         --        (0.19)       (0.03)     9.97     1.58(f)
1997-Service
Shares..........    (0.17)      --          (0.01)      --         --        (0.18)       (0.03)     9.97     1.46(f)

                                                                  RATIOS ASSUMING
                                                                NO VOLUNTARY WAIVER
                                                                    OF FEES OR
                                                                EXPENSE LIMITATIONS
                                                                ----------------------

                  RATIO OF    RATIO OF                                      RATIO OF
                    NET         NET                             RATIO OF      NET
                  EXPENSES   INVESTMENT                         EXPENSES   INVESTMENT
                     TO        INCOME                NET ASSETS    TO        INCOME
                  AVERAGE    (LOSS) TO   PORTFOLIO   AT END OF  AVERAGE    (LOSS) TO
                    NET       AVERAGE    TURNOVER      PERIOD     NET       AVERAGE
                   ASSETS    NET ASSETS   RATE(D)    (IN 000'S)  ASSETS    NET ASSETS
                  ---------- ----------- ----------- ---------- ---------- -----------
                                            HIGH YIELD FUND
--------------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 1, 1997(G) THROUGH OCTOBER 31,
----------------------------------------------------
1997-Class A
Shares..........   0.95%(b)    7.06%(b)   44.80%(f)  $325,911    1.57%(b)    6.44%(b)
1997-Class B
Shares..........   1.70(b)     6.28(b)    44.80(f)     10.308    2.07(b)     5.91(b)
1997-Class C
Shares(p).......   1.70(b)     6.17(b)    44.80(f)      1,791    2.07(b)     5.80(b)
1997-Institu-
tional Shares...   0.70(b)     7.16(b)    44.80(f)          2    1.07(b)     6.79(b)
1997-Service
Shares..........   1.20(b)     6.69(b)    44.80(f)          2    1.57(b)     6.32(b)

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sale charge for Class A shares or a contingent deferred sales charge for Class B and Class C shares were taken into account.
(l) Administration and Service share activity commenced on February 28, 1996 and March 13, 1996, respectively.
(m) Service charge activity commenced on March 27, 1997.
(n) Includes the balancing effect of calculating per share amounts.
(o) Class A and Class B share activity commenced on May 1, 1997.
(p) Commenced operations on August 15, 1997.
(q) Class B shares commenced operations on May 1, 1996.
(r) Institutional shares commenced operations on August 1, 1995.
(s) Service Class shares commenced operations on March 12, 1997.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") even though it has been rated below the minimum rating by one or more other NRSROs, or, if unrated, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will usually have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the

District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA or Aaa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA or Aa by an NRSRO. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in the securities of issuers in any other single foreign country.

 HIGH YIELD FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income and may also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and nonconvertible bonds) held by the Fund during the most recent fiscal year:

                                                                   PERCENTAGE OF
                                                                   FUND'S ASSETS
                            CREDIT QUALITY                         -------------
     AAA/Aaa......................................................      1.3%
     AA/Aa........................................................        0%
     A............................................................        0%
     BBB/Baa......................................................      0.3%
     BB/Ba........................................................     13.1%
     Below Ba.....................................................     85.3%
     Not rated....................................................        0%
      Comparable to A.............................................        0%
      Comparable to BBB/Baa.......................................        0%
      Comparable to BB/Ba.........................................        0%
      Comparable to Below Ba......................................        0%
                                                                       -----
                                                                        100%
                                                                       =====

  OTHER. The Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES

U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or

Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

LOAN PARTICIPATIONS

  The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. The Core Fixed Income and High Yield Funds may also invest in taxable Municipal Securities.

  PRIVATE ACTIVITY BONDS. Municipal Securities include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred stock but junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The expected introduction of a single currency, the euro, on January 1, 1999, for participating European nations in the Economic and Monetary Union "EU" presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999, that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit (" ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of a Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Advisers determine that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or to otherwise cover its position in a manner permitted by the SEC. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Funds' use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

                                 RISK FACTORS

  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined.Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating-rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

  TAX RISK OF MUNICIPAL SECURITIES. The yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed- income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.

                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund . Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The

Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (i) U. S. Government Securities or
(ii) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds), interest rate swaps, caps, floors and collars and credit swaps, (iii) inverse floating rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts, (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments and (viii) reverse repurchase agreements for investment purposes.

  In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information, see the Additional Statement.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policies to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFIED STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER

  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International,

133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. The Goldman Sachs Group, L.P., which controls the Investment Advisers, has announced that it will pursue an initial public offering of the firm during the fourth quarter of 1998; if the public offering is consummated, The Goldman Sachs Group, L.P. will merge into the new public company, which will be called The Goldman Sachs Group, Inc. As of July 24, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $168 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio managers are Jonathan A. Beinner, Richard C. Lucy, James B. Clark, Peter A. Dion and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Funds may hold. Mr. Beinner is a Managing Director of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992. Mr. Clark joined GSAM in 1994 after working as a senior trader at the Federal Home Loan Mortgage Corporation. Prior to that, he was an investment manager at Travelers Insurance Company. Mr. Dion is a Vice President of Goldman Sachs and joined GSAM in 1992. Mr. McCarthy is a Vice President of Goldman Sachs. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner and Mr. Lucy. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. James Clark is also a portfolio manager for the Government Income Fund. See above for information about Mr. Clark.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies.

  HIGH YIELD FUND. The Fund's portfolio managers are Andrew Jessop, Christopher Testa, Rachel Golder and Michael L. Pasternak. Mr. Jessop is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Mr. Jessop joined GSAM in 1997. Prior to joining GSAM, Mr. Jessop spent six years managing high yield portfolios at Saudi International Bank in London. Prior to that, he worked for the bank on the interest rate swap desk and served as an investment analyst in New York. Mr. Testa is a Vice President of Goldman Sachs and Director of Credit Research responsible for corporate bond research. Mr. Testa is responsible for managing high yield assets. Mr. Testa joined GSAM in 1994. Prior to joining GSAM, Mr. Testa was a credit analyst with CS First Boston and prior to that he was an analyst for Metropolitan Life Insurance Company investing in private placements and public debt. Ms. Golder is a Vice President of Goldman Sachs and is responsible for managing high yield assets. Ms. Golder joined GSAM in 1997. Prior to joining GSAM, Ms. Golder spent six years at Saudi International Bank as a high yield credit analyst and portfolio manager. Prior to that Ms. Golder was with Kleinwort Benson Ltd., where she managed investments in corporate loans. Mr. Pasternak is a Vice President of Goldman Sachs and is the product manager for high yield assets. Mr. Pasternak also contributes to the management of high yield assets. Mr. Pasternak joined GSAM in 1997. Prior to joining GSAM, Mr. Pasternak spent eight years managing high yield corporate bond and loan portfolios at Saudi International Bank (an affiliate of JP Morgan) in London. Prior to that, he was an officer of the bank in Eurocurrency Lending and Syndications and served as an investment analyst in New York.

  It is the responsibility of the Investment Adviser to make the investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                             FOR THE FISCAL
                              CONTRACTUAL YEAR OR PERIOD ENDED       AS OF
                                 RATE*     OCTOBER 31, 1997*   SEPTEMBER 1, 1998
                              ----------- -------------------- -----------------
GSAM
----
Short Duration Tax-Free......    0.40%           0.40%               0.35%
Government Income............    0.65%           0.25%               0.54%
Municipal Income.............    0.55%           0.55%               0.50%
Core Fixed Income............    0.40%           0.40%               0.40%
High Yield...................    0.70%           0.65%               0.70%
GSFM
----
Adjustable Rate Government...    0.40%           0.40%               0.40%
Short Duration Government....    0.50%           0.40%               0.50%
GSAMI
-----
Global Income................    0.90%           0.59%               0.65%

--------
* The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled for the year ended October 31, 1997. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, 0.10%, 0.00% and 0.02% per annum of the average daily net assets of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively. Such reductions or limits, if any, may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent), Goldman Sachs is entitled to a fee with respect to each Fund's Class A, Class B and Class C shares equal, on an annual basis, to 0.19% of average daily net assets. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

  Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels. In addition, the Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                   EXPENSES

  The Funds are responsible for the payment of their expenses. The expenses include, without limitation: fees payable to the Investment Advisers; distribution and service fees; custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Funds' shares under federal or state securities laws; organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification;

any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of the Investment Adviser and its affiliates with respect to the Funds); expenses of preparing and setting in type prospectuses, Additional Statement, proxy material, reports and notices and the printing and distributing of the same to shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports may be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of such reports to be mailed to their residence should contact Goldman Sachs at 800-526-7384. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A, Class B and Class C shares as described more fully in "How to Buy Shares of the Funds." (As of the date of this Prospectus, the Adjustable Rate Government Fund did not offer Class B and Class C shares.) If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you initially invest $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Direct purchases (as opposed to exchanges) of $1 million or more of Class A shares of the Adjustable Rate Government Fund will not be subject to a deferred sales charge when redeemed. Class A shares are subject to distribution and service fees of 0.25% (0.50% with respect to Global Income Fund) per annum of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 2% in the case of the Short Duration Government and Short Duration Tax-Free Funds if redeemed within three years of purchase and up to 5% in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds if redeemed within six years of purchase. Class B shares are subject to distribution and service fees of 1.00% (which is currently being limited to 0.85% in the case of the Short Duration Government and Short Duration Tax-Free Funds) per annum of each

Fund's average daily net assets attributable to Class B shares. See "Distribution and Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  CLASS C SHARES. Class C shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C shares are subject to distribution and service fees of 1.00% per annum of each Fund's average daily net assets attributable to Class C shares. See "Distribution and Service Plans." Class C shares have no conversion feature, and accordingly, an investor that purchases Class C shares will be subject to the distribution and service fee imposed on Class C shares for an indefinite period, subject to annual approval by the Trust's Board of Trustees and certain regulatory limitations. Your entire investment in Class C shares is available to work for you from the time you make your initial investment, but the distribution and service fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares (or Class B shares after conversion to Class A shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years (three in the case of the Short Duration Government and Short Duration Tax-Free Funds), you might consider purchasing Class B shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C shares. There is no size limit on the purchase of Class A shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to purchases of Class B shares and $1,000,000 ($500,000 in the case of Short Duration Government and Short Duration Tax-Free) in the aggregate normally applies to purchases of Class C shares. Although Class C shares are subject to a CDSC for only twelve months and at a lower rate than Class B shares, Class C shares do not have the conversion feature applicable to Class B shares, making them subject to higher distribution and service fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C shares.

HOW TO BUY SHARES OF THE FUNDS -- CLASS A, CLASS B AND CLASS C SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order as described below under "Other Purchase Information" plus, in the case of Class A shares, any applicable sales charge. Currently, net asset value is determined as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 4:00 p.m. New York time) ("Close of Trading"). If a purchase order for shares of a Fund (other than Global Income Fund) is received with a specified settlement date in proper form by the Close of Trading and payment is made by (a) wire transfer or ACH transfer, shares will be issued and dividends declared with respect to such shares will begin to accrue on the later of (i) the Business Day after receipt of the purchase order or (ii) the date of receipt of payment for the shares or (b) check, Federal Reserve draft or bank wire, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after the date payment is received. If a purchase order for shares of a Fund (other than the Global Income Fund) is received in proper form without a specified settlement date, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after payment is received. Shares of the Global Income Fund will begin to be eligible for dividends paid on or after the day the shares are purchased.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with tax-sheltered retirement plans, Individual Retirement Account Plans (excluding SIMPLE IRAs and Education IRAs) or accounts established under the Uniform Gift to Minors Act ("UGMA"), and an initial minimum investment of $200 applies to purchases in connection with 403(b) plans. The minimum initial investment for purchases in connection with SIMPLE IRAs and Education IRAs, as well as purchases through the Automatic Investment Plan, is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Fixed Income Funds -- (Name of Fund and class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (i) provide a social security number or other taxpayer identification number, or (ii) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE -- CLASS A SHARES

  The offering price of Class A shares of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $100,000.............        4.50%          4.71%           4.00%
$100,000 up to (but less than)
 $250,000......................        3.00           3.09            2.50
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Short Duration Government and Short Duration Tax-Free Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less than $250,000.............        2.00%          2.04%           1.75%
$250,000 up to (but less than)
 $500,000......................        1.50           1.52            1.25
$500,000 or more...............        0.00%*         0.00*             **

  The offering price of Class A shares of the Adjustable Rate Government Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $500,000.............        1.50%          1.52%           1.25%
$500,000 up to (but less than)
 $1 million....................        1.00           1.01            0.75
$1 million or more.............        0.00           0.00            0.00

--------
  * No sales charge is payable at the time of purchase of Class A shares of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax Free Funds) or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of each Fund ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for plans investing in the Funds which satisfy the criteria set forth in (h) below or "wrap" accounts purchasing $1 million or more ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) which satisfy the criteria set forth in
    (i) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase is made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the

"CDSC period"), a CDSC of 1.00% may be imposed unless, in certain cases, the investor's Authorized Dealer enters into an agreement with Goldman Sachs to return all or an applicable prorated portion of its commission to Goldman Sachs. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividend or capital gains distributions which have been reinvested in additional Class A shares. Upon redemption of shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the shares actually redeemed. In determining whether a CDSC applies to a redemption, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan; (i) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
(j) registered investment advisers investing for accounts for which they receive asset-based fees; (k) accounts over which GSAM or its advisory affiliates have investment discretion; and (l) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

RIGHT OF ACCUMULATION -- CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds and $500,000 or more in the case of the Adjustable Rate Government Fund. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See the Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION -- CLASS A SHARES

  Purchases of $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds and $500,000 in the case of the Adjustable Rate Government Fund made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE -- CLASS B SHARES

  Investors may purchase Class B shares of a Fund (other than Adjustable Rate Government Fund) at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years (three years in the case of the Short Duration Government and Short Duration Tax-Free Funds) of purchase will be subject to a CDSC at the applicable rates shown in the tables that follow. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the shares actually redeemed.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the applicable period.

                                                CDSC AS A PERCENTAGE OF
                                            DOLLAR AMOUNTS SUBJECT TO CDSC
                                       -----------------------------------------
                                        GOVERNMENT INCOME,
                                        MUNICIPAL INCOME,      SHORT DURATION
                                          GLOBAL INCOME,    GOVERNMENT AND SHORT
       YEAR SINCE                       CORE FIXED INCOME      DURATION TAX-
       PURCHASE                        AND HIGH YIELD FUNDS      FREE FUNDS
       ----------                      -------------------- --------------------
       First..........................         5.0%                 2.0%
       Second.........................         4.0%                 1.0%
       Third..........................         3.0%                 1.0%
       Fourth.........................         3.0%                 none
       Fifth..........................         2.0%                 none
       Sixth..........................         1.0%                 none
       Seventh and thereafter.........         none                 none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 2.0% in the case of the Short Duration Government and Short Duration Tax-Free Funds and 4.0% in the case of the other Funds of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

OFFERING PRICE -- CLASS C SHARES

  Investors may purchase Class C shares of a Fund (other than the Adjustable Rate Government Fund) at the next determined net asset value without the imposition of an initial sales charge. However, if Class C shares are redeemed within 12 months of purchase a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Upon redemption of shares subject to a CDSC, shareholders will receive that portion of the appreciation in account value attributable to the shares actually redeemed.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C shares, the Funds will first redeem shares held for longer than 12 months, and then shares held for the longest period during the 12 month period. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C shares, including the payment of compensation to Authorized Dealers. A commission equal to 1.00% of the amount invested is paid to Authorized Dealers.

REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A, CLASS B AND CLASS C SHARES

  A shareholder who redeems Class A or Class B shares of a Fund may reinvest at net asset value any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class A shares of the same Fund or any other Goldman Sachs Fund. A shareholder who redeems Class C Shares of a Fund may reinvest at net asset value any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the same Fund or any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety (90) days after such redemption. If you redeemed Class A or Class C shares, paid a CDSC upon a redemption and reinvest in Class A or Class C shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. In this case, the holding period of the Class A or Class C shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares. If you redeemed Class B shares and paid a CDSC upon redemption, you are permitted to reinvest the redemption proceeds in Class A shares at net asset value as described above, but the amount of the CDSC paid upon redemption will not be credited to your account.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within 30 days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B shares, Class C shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72(m)(7) of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t)(2) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and Class C shares and 10% of the value of your Class A shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." A shareholder may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross- reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds (other than the Short Duration Tax-Free and Municipal Income Funds) offer their shares for purchase by retirement plans, including traditional and Roth IRAs for individuals and their spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be materially modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder has owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. New York time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent an initial sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Eligible investors may exchange Class A shares for Institutional shares of the same Fund. For further information contact Goldman Sachs at the number set forth in the back of the Prospectus.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries may be authorized to accept on the Trust's behalf orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a Business Day, and the order will be priced at a Fund's net asset value per share (adjusted for any applicable sales charge) next determined after such acceptance. Otherwise, a Fund or Goldman Sachs must receive an order in proper form before it is effective. Authorized Dealers and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Customers should contact their Authorized Dealers or intermediaries to learn whether they are authorized to accept orders for the Trust.

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates, also pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other investment funds of the Trust (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time customers' assets have remained in a Fund) and, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation can vary among Authorized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular investment funds of the Trust, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


                        DISTRIBUTION AND SERVICE PLANS

  The Trust has adopted distribution and service plans on behalf of the Funds' Class A, Class B and Class C shares (each a "Plan"). Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. Currently, Goldman Sachs has voluntarily agreed to limit such fees to 0.60% of the average daily net assets attributable to Class B shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

  Goldman Sachs may use this distribution fee for its expenses of distributing Class A, Class B and Class C shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Plans include: compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives; commissions paid to Authorized Dealers; allocable overhead; telephone and travel expenses; interest expenses and other costs associated with the financing of such compensation and expenses; the printing of prospectuses for prospective shareholders; preparation and distribution of sales literature and advertising of any type; and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C shares. Goldman Sachs may also use payments under the Class A Plan for personal and account maintenance services as described below. The aggregate compensation that may be received under the Plans for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules. Payments for distribution services are also subject to the requirements of Rule 12b-1 under the Act.

  Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributable to Class A (Global Income Fund only), Class B or Class C shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their Shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the distribution or service fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. The Plans will be reviewed and are subject to approval annually by the Trustees.

  In connection with the sale of Class C shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission, and the 0.25% ongoing service fee, to Authorized Dealers after the Shares have been held for one year. In connection with the sale of Class A and B shares of the Short Duration Government and Short Duration Tax-Free Funds, Goldman Sachs begins paying the 0.25% ongoing distribution or service fee, if any, to Authorized Dealers after the Shares have been held for one year. All of these fees are paid by Goldman Sachs on a quarterly basis.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If the shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account

Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time concerning telephone redemptions and exchanges. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time. Shares of each Fund (other than Global Income Fund) earn dividends accrued through the day on which such shares are redeemed.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C shares. The CDSC applicable to Class A, Class B and Class C shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See the Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C) as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gains distributions will be reinvested in the applicable Fund.

  The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. In the case of the Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. Each Fund (other than the Global Income Fund) will declare dividends daily and pay dividends monthly. The Global Income Fund will declare and pay dividends monthly. All of the Funds will pay dividends from net realized capital gains, reduced by available capital losses, at least annually. From time to time a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets of each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance information which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the tax-free yield of the Short Duration Tax-Free or the Municipal Income Funds. Tax equivalent yield is calculated by dividing the applicable Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A, Class B and Class C shares will be affected by the payment of a sales charge and distribution and service fees and other class specific expenses. See "Shares of the Trust."

  The Fund's performance quotations do not reflect any fees charged by an Authorized Dealer to its customer accounts in connection with investments in the Funds. The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of February 1, 1998, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of the following Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (29.64%); Core Fixed Income Fund--Vinson and Elkins Lawyers, Retirement Plan, Texas Commerce Bank N.A., P.O. Box 2550, Houston, TX 77252-2558 (25.48%).


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of these distributions may be subject to the federal alternative minimum tax and may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds, as described above. Distributions out of the net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, will be taxed to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his or her shares or whether such gain was reflected in the price paid for the shares. These tax consequences will apply whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December
31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income, if any. As an alternative, if more than 50% of the value of the total assets of the Global Income Fund is composed of securities of foreign corporations at the end of its taxable year and the Fund so elects, the Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $100,000 ($500,000 in the case of the Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the investor will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

ARTHUR ANDERSEN LLP
INDEPENDENT PUBLIC ACCOUNTANTS
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-526-7384


FIPROABC
501419
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS CLASS A, B AND C SHARES



LOGO
GOLDMAN
SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------